As filed with the Securities and Exchange Commission on March 6, 2003
                                                         ========

                                    1933 Act Registration No. 333- 102863
                                                                  -======


-------------------------------------------------------------------------------

                      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                         Form N-14AE

                              REGISTRATION STATEMENT UNDER THE
                                   SECURITIES ACT OF 1933


       [  ]     Pre-Effective                      [  X]    Post-Effective
                                                      =
                Amendment No.                      Amendment No. 1
                                                                ==


                              TOUCHSTONE VARIABLE SERIES TRUST
                                (Touchstone Value Plus Fund)
                     [Exact Name of Registrant as Specified in Charter]

                       Area Code and Telephone Number: (513) 362-8000

                                   221 East Fourth Street
                                          Suite 300
                                   Cincinnati, Ohio 45202
                             -----------------------------------
                          (Address of Principal Executive Offices)

                                       Tina D. Hosking
                               Integrated Fund Services, Inc.
                                   221 East Fourth Street
                                          Suite 300
                                   Cincinnati, Ohio 45202
                          -----------------------------------------
                           (Name and Address of Agent for Service)

                              Copies of All Correspondence to:
                                   Robert N. Hickey, Esq.
                                  Sullivan & Worcester LLP
                                     1666 K Street, N.W.
                                   Washington, D.C. 20006




         It is proposed that this filing will become effective:

         [X]      immediately on filing pursuant to paragraph (b)
         ========================================================
         [  ]     on _____ pursuant to paragraph (b)
====================================================
         [  ]     60 days after filing pursuant to paragraph (a)(1)
===================================================================
         [  ]     on _____ pursuant to paragraph (a)(1)
=======================================================
         [  ]     75 days after filing pursuant to paragraph (a)(2)
===================================================================
         [  ]     on _____ pursuant to paragraph (a)(2) of Rule 485
===================================================================
         [  ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   THE LEGENDS FUND, INC.
                                   515 West Market Street
                                 Louisville, Kentucky 40202
                                        March 3, 2003

Dear Contract Owner:


     As an Owner of a variable annuity contract (the "Contract") issued by Integrity Life Insurance Company, National Integrity Insurance Company or Columbus Life Insurance Co. (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Gabelli Large Cap Value Portfolio ("Large Cap Value") of The Legends Fund, Inc. (the "Company") at a Special Meeting of Shareholders to be held on April 18, 2003. Although you are not directly a shareholder of Large Cap Value, some or all of your Contract value is invested, as provided by your Contract, in Large Cap Value. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote Large Cap Value's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

     The Prospectus/Proxy Statement describes the proposed reorganization of Large Cap Value. All of the assets of Large Cap Value would be acquired by Touchstone Value Plus Fund ("Value Plus"), a series of the Touchstone Variable Series Trust (the "Trust"), in exchange for shares of Value Plus and the assumption by Value Plus of the liabilities of Large Cap Value. Value Plus's investment objective is similar to the investment objective of Large Cap Value and Value Plus's investment policies are similar to those of Large Cap Value.

     You will receive shares of Value Plus having an aggregate net asset value equal to the aggregate net asset value of your shares of Large Cap Value. Your account value will not change as a result of the proposed reorganization. Details about Value Plus's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract owners.

     The Company's Board of Directors has approved the proposal for Large Cap Value and unanimously recommends that you vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. Instructions on how to complete the voting instructions form are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Company at 1-800-325-8583. If we do not receive your completed voting instructions form within several weeks, we may call and remind you to pass on your voting instructions.


     Thank you for taking this matter seriously and participating in this important process.



                                                      Sincerely,

                                                      /s/ Don W. Cummings
                                                      -------------------------
                                                      Don W. Cummings
                                                      President
                                                      The Legends Fund, Inc.

                                   THE LEGENDS FUND, INC.
                                   515 West Market Street
                                 Louisville, Kentucky 40202

                              Gabelli Large Cap Value Portfolio

                          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                To Be Held on April 18, 2003

To the Shareholders of the Gabelli Large Cap Value Portfolio:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Gabelli Large Cap Value Portfolio ("Large Cap Value") of The Legends Fund, Inc. (the "Company"), a Maryland corporation, will be held at the offices of the Company, 515 West Market Street, Louisville, Kentucky 40202 on April 18, 2003 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Large Cap Value by Touchstone Value Plus Fund ("Value Plus"), a series of Touchstone Variable Series Trust, in exchange for shares of Value Plus and the assumption by Value Plus of all of the liabilities, if any, of Large Cap Value. The Plan also provides for distribution of these shares of Value
     Plus to shareholders of Large Cap Value in liquidation and subsequent termination of Large Cap Value. A vote in favor of the Plan is a vote in favor of the termination of Large Cap Value and the liquidation and dissolution of the Company.

2. To consider and act upon any other business as may properly come before the Special Meeting.

     The Board of Directors has fixed the close of business on January 31, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                       By order of the Board of Directors


                                       Kevin L. Howard
                                       Secretary

March 3, 2003

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your voting instructions form properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the voting instructions form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

         Registration                               Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . .  ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . .  John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . .  John Doe

         (4)      ABC Corp. Profit Sharing Plan .  John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . .  Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA .  John B. Smith

         (2)      Estate of John B. Smith . . . .  John B. Smith, Jr., Executor

                               ACQUISITION OF ASSETS OF

                           GABELLI LARGE CAP VALUE PORTFOLIO
                                      a series of
                                The Legends Fund, Inc.
                                515 West Market Street
                              Louisville, Kentucky 40202
                                    (800) 325-8583

                           BY AND IN EXCHANGE FOR SHARES OF

                              TOUCHSTONE VALUE PLUS FUND
                                      a series of
                           Touchstone Variable Series Trust
                                221 East Fourth Street
                                Cincinnati, Ohio 45202
                                    (800) 543-0407

                              PROSPECTUS/PROXY STATEMENT

                                  DATED MARCH 3, 2003

     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Gabelli Large Cap Value Portfolio ("Large Cap Value") for consideration at a Special Meeting of Shareholders to be held on April 18, 2003 at 10:00 a.m. Eastern time at the offices of The Legends Fund, Inc. (the "Company"), 515 West Market Street, Louisville, Kentucky 40202, and any adjournments thereof (the "Meeting").

                                       GENERAL


     The Board of Directors of the Company has unanimously approved the proposed reorganization of Large Cap Value, which is a series of the Company, into Touchstone Value Plus Fund ("Value Plus"), a series of the Touchstone Variable Series Trust (the "Trust"). Large Cap Value and Value Plus are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

     Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company ("Western & Southern") and its affiliates, National Integrity Life Insurance Company and Columbus Life Insurance Co. (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners of Large Cap Value's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

     As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Large Cap Value that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Large Cap Value, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Large Cap Value. For simplicity, in this Prospectus/Proxy Statement:


o "Record Holder" of Large Cap Value refers to each Insurance Company which holds Large Cap Value's shares of record;

o "shares" refers generally to your shares of common stock or shares of beneficial interest, as applicable, in the Portfolio; and

o    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Large Cap Value will be acquired by Value Plus in exchange for shares of Value Plus and the assumption by Value Plus of all of the liabilities of Large Cap Value (the "Reorganization"). If the Reorganization is approved, shares of Value Plus will be distributed to each Record Holder in liquidation of Large Cap Value, and Large Cap Value will be terminated as a series of the Company. You will then hold that number of full and fractional shares of Value Plus which have an aggregate net asset value equal to the aggregate net asset value of your shares of Large Cap Value. Your account value will not change as a result of the Reorganization.

     Large Cap Value is a separate diversified series of the Company, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Value Plus is a separate diversified series of the Trust, a Massachusetts business trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Large Cap Value is similar to that of Value Plus, as follows:

------------------------------ -------------------------------------------------
       Portfolio                    Investment Objective

------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Large Cap Value                Seeks long-term capital appreciation.

------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Value Plus                     Seeks to increase the value of Portfolio shares
                               over the long-term.

------------------------------ -------------------------------------------------

The  investment  strategies  for Large Cap Value are  similar to those for Value
Plus.

     This Prospectus/Proxy Statement explains concisely the information about Value Plus that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):



--------------------------------------------------------------------- --------------------------------------------------
Information about Large Cap Value:                                    How to Obtain this Information:
----------------------------------                                    -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Company relating to Large Cap Value, dated          Copies are available upon request and without
November 1, 2002                                                      charge if you:

Statement of Additional Information of the Company relating to                 Write to the Company at the address
Large Cap Value, dated November 1, 2002                                    listed on the cover page of this
                                                                           Prospectus/Proxy Statement; or
Annual Report of the Company relating to Large Cap Value, for the
year ended June 30, 2002                                                       Call (800) 325-8583 toll-free.

Semi-annual Report of the Company relating to Large Cap Value, for the six months ended December 31, 2002
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about Value Plus                                          How to Obtain this Information:
----------------------------                                          -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Value Plus, dated May 1, 2002,    Copies are available upon request and without
which accompanies this Prospectus/Proxy Statement                     charge if you:

Statement of Additional Information of the Trust relating to Value             Write to the Company at the address
Plus, dated May 1, 2002, revised May 16, 2002 and January 16, 2003         listed on the cover page of this
                                                                           Prospectus/Proxy Statement; or
Annual Report of the Trust relating to Value Plus, for the year
ended December 31, 2002                                                        Call (800) 543-0407 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated March 3, 2003, which        A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization     charge if you:

                                                                               Write to the Trust at the address
                                                                           listed on the cover page of this
                                                                           Prospectus/Proxy Statement; or

                                                                               Call (800) 543-0407 toll-free.
--------------------------------------------------------------------- --------------------------------------------------


     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     Information relating to Large Cap Value contained in the Prospectus of the Company dated November 1, 2002 (SEC File No. 811-7084) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Value Plus contained in the Prospectus of the Trust dated May 1, 2002 (SEC File No. 811-8416) also is incorporated by reference in this document. The Statement of Additional Information dated March 3, 2003 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Company relating to Large Cap Value for the year ended June 30, 2002 and the six month period ended December 31, 2002 and the financial statements of the Trust relating to Value Plus for the year ended December 31, 2002, is incorporated by reference in its entirety in this document.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

An investment in Value Plus through a Contract:

is not a deposit of, or guaranteed by, any bank is not insured by the FDIC, the Federal Reserve Board or any other government agency
is not endorsed by any bank or government agency involves investment risk, including possible loss of the purchase payment of your original investment



                                                 TABLE OF CONTENTS


SUMMARY...........................................................................................................6
===================================================================================================================
         Why is the Reorganization being proposed?................................................................6
         ==========================================================================================================
         What are the key features of the Reorganization?.........................................................6
         ==========================================================================================================
         After the Reorganization, what shares of Value Plus will I own?..........................................6
         ==========================================================================================================
         How will the Reorganization affect me?...................................................................7
         ==========================================================================================================
         How do the Directors recommend that I vote?..............................................................7
         ==========================================================================================================
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........8
         ==========================================================================================================
         How do the Portfolios' fees and expenses compare?.......................................................10
         ==========================================================================================================
         How do the Portfolios' performance records compare?.....................................................11
         ==========================================================================================================
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive
         ==================================================================================================
         distributions the same way?.............................................................................13
         ==========================================================================================================
         Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the
         ======================================================================================= ==============
         management and advisory fees be after the  Reorganization?..............................................14
         ==========================================================================================================
         What will be the primary federal tax consequences of the Reorganization?................................15
         ==========================================================================================================
RISKS............................................................................................................15
===================================================================================================================
         Are the risk factors for the Portfolios similar?........................................................15
         ==========================================================================================================
         What are the primary risks of investing in each Portfolio?..............................................16
         ==========================================================================================================
         Are there any other risks of investing in each Portfolio?...............................................17
         ==========================================================================================================
INFORMATION ABOUT THE REORGANIZATION.............................................................................18
===================================================================================================================
         Reasons for the Reorganization..........................................................................18
         ==========================================================================================================
         Agreement and Plan of Reorganization....................................................................20
         ==========================================================================================================
         Federal Income Tax Consequences.........................................................................21
         ==========================================================================================================
         Pro-forma Capitalization................................................................................23
         ==========================================================================================================
         Distribution of Shares..................................................................................23
         ==========================================================================================================
         Purchase and Redemption Procedures......................................................................24
         ==========================================================================================================
         Exchange Privileges.....................................................................................24
         ==========================================================================================================
         Dividend Policy.........................................................................................24
         ==========================================================================================================
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................25
===================================================================================================================
         Form of Organization....................................................................................25
         ==========================================================================================================
         Capitalization..........................................................................................25
         ==========================================================================================================
         Shareholder Liability...................................................................................26
         ==========================================================================================================
         Shareholder Meetings and Voting Rights..................................................................26
         ==========================================================================================================
         Liquidation.............................................................................................27
         ==========================================================================================================
         Liability and Indemnification of Trustees/Directors 27
VOTING INFORMATION CONCERNING THE MEETING........................................................................28
===================================================================================================================
         Shareholder Information.................................................................................30
         ==========================================================================================================
         Control Persons and Principal Holders of Securities.....................................................30
         ==========================================================================================================
FINANCIAL STATEMENTS AND EXPERTS.................................................................................31
===================================================================================================================
LEGAL MATTERS....................................................................................................31
===================================================================================================================
ADDITIONAL INFORMATION...........................................................................................31
===================================================================================================================
OTHER BUSINESS...................................................................................................31
===================================================================================================================
EXHIBIT A   Agreement and Plan of Reorganization................................................................A-1
===================================================================================================================
EXHIBIT B   Management's Discussion and Analysis................................................................B-1
===================================================================================================================


                                       SUMMARY


     This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

         Why is the Reorganization being proposed?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Western & Southern families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by Western & Southern and its affiliates. The objective of Western & Southern and its affiliates is to ensure that a consolidated Legends and Touchstone fund family offers a streamlined, complete and competitive set of mutual funds to serve the interests of shareholders.


     Large Cap Value has not gathered the assets required to reach economies of scale for shareholders. In addition, on a one year and three year basis for the periods ended December 31, 2002, the total and average annual returns of Value Plus have been better than those of Large Cap Value. Therefore, the Directors believe that the Reorganization is in the best interests of Large Cap Value's shareholders.


     In addition to the Reorganization of your Portfolio, the Directors are also proposing to reorganize three other portfolios of the Company and to dissolve the Company.

         What are the key features of the Reorganization?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     the transfer in-kind of all of the assets of Large Cap Value to Value Plus in exchange for shares of Value Plus;

     the assumption by Value Plus of all of the liabilities of Large Cap Value;

     the liquidation of Large Cap Value by distribution of shares of Value Plus to Large Cap Value's shareholders; and

     the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about April 28, 2003.

     After the Reorganization, what shares of Value Plus will I own?

     The new shares of Value Plus you receive will have the same total value as your shares of Large Cap Value, as of the close of business on the day immediately prior to the Reorganization.



         How will the Reorganization affect me?

     It is anticipated that the Reorganization should benefit you as well as the Record Holders as follows:


o COST SAVINGS: The operating expense limit of Value Plus is less than that of Large Cap Value. Currently, Value Plus' contractual expense limitation is 1.15% of average daily net assets for a period of at least two years subsequent to the date of the Reorganization and Large Cap Value's voluntary expense limitation (as of November 1, 2002) is 1.50% of average daily net assets.


o OPERATING EFFICIENCIES: Upon the reorganization of Large Cap Value into Value Plus, operating efficiencies may be achieved by Value Plus because it will have a greater level of assets. As of December 31, 2002, Large Cap Value's total net assets were approximately $9.7 million, and Value Plus' total net assets were approximately $5.1 million.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Value Plus after the Reorganization. After the Reorganization your Contract values will depend on the performance of Value Plus rather than that of Large Cap Value. Neither the Company nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by Western & Southern or one of its affiliates.

     Like Large Cap Value, Value Plus will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of Value Plus.

         How do the Directors recommend that I vote?

     The Directors of the Company, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Large Cap Value, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of Large Cap Value.

    THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust have also approved the Plan on behalf of Value Plus.


     How  do  the  Portfolios'  investment   objectives,   principal  investment
strategies and risks compare?

     The investment objective of Large Cap Value is similar to that of Value Plus, and the investment strategies of each such Portfolio are also similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.

     The following tables summarize a comparison of Large Cap Value and Value Plus with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.


   -------------------- --------------------------------------------------------------------------------
                        Large Cap Value
   -------------------- --------------------------------------------------------------------------------
   -------------------- --------------------------------------------------------------------------------
   Investment           Seeks long-term capital appreciation
   Objective
   -------------------- --------------------------------------------------------------------------------
   -------------------- --------------------------------------------------------------------------------
   Principal            Invests at least 80% of its net assets in common stocks of large cap (greater
   Investment           than $5 billion) blue chip companies believed to be undervalued and have the
   Strategies           potential for significant capital appreciation

                        May also invest in U.S. government securities, mortgage-backed securities, preferred stocks and convertible securities
   -------------------- --------------------------------------------------------------------------------



   -------------------- --------------------------------------------------------------------------------
                        Value Plus
   -------------------- --------------------------------------------------------------------------------
   -------------------- --------------------------------------------------------------------------------
   Investment           Seeks to increase the value of Portfolio shares over the long-term
   Objective
   -------------------- --------------------------------------------------------------------------------
   -------------------- --------------------------------------------------------------------------------
   Principal            Invests at least 65% of total assets in common stocks of larger companies
   Investment           believed to be undervalued. Such companies, which include companies in the
   Strategies           technology sector, may not pay dividends

                        At least 70% of total assets will be invested in large cap companies and the remainder will generally be invested in mid cap companies

                        May also invest in common stocks of rapidly growing companies to enhance return and lessen the risk of investing so much of its assets in undervalued stocks

                        May also invest in preferred stocks, investment grade debt securities and convertible securities
   -------------------- --------------------------------------------------------------------------------



     The principal risks of investing in Value Plus are substantially similar to those of investing in Large Cap Value. They include:

     Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

     Market capitalization risk -investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies

     Investment style risk- different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment

     Each Portfolio may also invest in debt securities. The value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities. In addition, the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis. Investments in mortgage-backed securities are subject to pre-payment risk, including loss of anticipated interest and principal.

     Each Portfolio may invest in technology companies which may be subject to more market volatility than companies in other sectors.

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

     Because Large Cap Value and Value Plus have similar investment objectives and similar investment strategies, it is not anticipated that the securities held by Large Cap Value will be sold in significant amounts in order to comply with the policies and investment practices of Value Plus in connection with the Reorganization.

         How do the Portfolios' fees and expenses compare?

     Each Portfolio offers only one class of shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The amounts for the shares of Large Cap Value and Value Plus set forth in the following tables and in the examples are based on the expenses for Large Cap Value and Value Plus for the fiscal years ended June 30, 2002 and December 31, 2002, respectively. The amounts for shares of Value Plus (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Value Plus would have been for the fiscal year ended December 31, 2002, assuming the Reorganization had taken place as of that date.

     The shares of Large Cap Value and Value Plus are not charged any initial or deferred sales charge, or any other transaction fees.

     THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                   Large Cap Value        Value Plus       Value Plus (Pro Forma
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Management Fees                        0.90%                0.75%                 0.75%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 12b-1 Fees                             None                 None                   None
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Other Expenses                         0.85%                1.40%                 0.78%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Total Annual Portfolio                 1.75%                2.15%                 1.53%
Operating Expenses
 Before Expense Waiver/
Reimbursement*
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Contractual Expense                     ---                  ---                  0.38%
 Waiver/Reimbursement
 **
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Total Annual Portfolio                  ---                  ---                  1.15%
 Operating Expenses
 After  Expense
 Waiver/Reimbursement
--------------------------------------------------------------------------------------------------


* As of November 1, 2002, the investment manager of Large Cap Value agreed to voluntarily limit the expenses of the Portfolio to 1.50%; prior to this date, the investment manager of Large Cap Value agreed to voluntarily limit the expenses of the Portfolio to 1.40%.. After expense reimbursements, Total Annual Portfolio Operating Expenses of Large Cap Value for the fiscal year ended June 30, 2002 would have been 1.50% if such agreement had been in effect for the entire fiscal year.


** Touchstone Advisors, Inc. and the Trust have entered into a Sponsor Agreement whereby the Total Annual Portfolio Operating Expenses for the shares of Value Plus will not exceed 1.15% for a period of at least two years after consummation of the Reorganization. Prior to the Reorganization, the limitation is voluntary and can be terminated upon 30 days prior written notice at the end of any calendar quarter. After expense reimbursements, the Total Annual Portfolio Operating Expenses of Value Plus for the year ended December 31, 2002 were 1.15%.


     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Large Cap Value versus Value Plus and Value Plus (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same throughout all periods and, for Value Plus, are limited for the first two years following consummation of the Reorganization, and thereafter are not limited. The examples are for illustration only, and your actual costs may be higher or lower.


     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

 Examples of Portfolio Expenses

------------------------------------------------------------------------------
                              Large Cap Value
    One Year         Three Years              Five Years         Ten Years
    --------         -----------              ----------         ---------
      $153              $502                     $876             $1,932
--------------------------------------- --------------------------------------



------------------------------------------------------------------------------
                                Value Plus
    One Year         Three Years              Five Years         Ten Years
    --------         -----------              ----------         ---------
      $117              $596                    $1,113            $2,589
--------------------------------------- --------------------------------------

------------------------------------------------------------------------------
                           Value Plus Pro Forma
    One Year         Three Years              Five Years         Ten Years
    --------         -----------              ----------         ---------
      $117              $407                     $763             $1,780
--------------------------------------- --------------------------------------


         How do the Portfolios' performance records compare?

     The following charts show how the shares of Large Cap Value and the shares of Value Plus have performed in the past. Past performance is not an indication of future results.

     PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)

     The charts below show the percentage gain or loss for the shares of Large Cap Value and Value Plus in each full calendar year since the inception of each Portfolio on December 14, 1992 and May 1, 1998, respectively.

     The charts should give you a general idea of the risks of investing in the Portfolios by showing how a Portfolio's return has varied from year-to-year. The charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of the Portfolio which may have occurred before your Contract began; accordingly, your investment results may differ. The Portfolios can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. The performance of Large Cap Value prior to November 1, 2000 reflects that of the Portfolio's prior sub-adviser.

                                                  Large Cap Value

------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
   14.95%       -0.92%     19.75%      14.83%      22.0%       -2.05%      5.68%      -4.7%      -14.64%     -30.56%





     93           94         95          96          97          98         99          00          01         02
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------

                                         High Quarter: 4th - 2002 +16.96%
                                          Low Quarter: 2nd - 2002 -23.12%




                                                    Value Plus


-------------------- ------------------ ------------------ ------------------
      15.02%               2.64%             -0.88%             -26.65%
        99                  00                 01                 02
-------------------- ------------------ ------------------ ------------------

                              High Quarter: 4th - 1999 +13.79%
                               Low Quarter: 4th - 2001 -25.71%

     The next table lists the average annual total return of the shares of Large Cap Value for the past one, five and ten years and since inception (through December 31, 2002) and of Value Plus for the past one year and since inception (through December 31, 2002). This table includes the effects of Portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2002)(1)
         ----------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------
                      1 Year Ended     5 Years Ended     10 Years Ended      From      Inception Date
                                                                                                   ----

                                                                           Inception to
                        12/31/02          12/31/02          12/31/02         12/31/02
                        --------          --------          --------         --------
  -------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------
  Large Cap Value        -30.56%          -10.17%             1.39%            1.38%        12/14/92

  -------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------
  Value Plus             -26.65%            ---                ---            -2.79%         5/01/98

  -------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------
  S&P 500 Index          -22.10%           -0.59%             9.34%           9.34%*
                                                                              3.57%**

  -------------------------------------------------------------------------------------------------------

     (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

* Date of Index  performance  is  from  12/31/92.

** Date of  Index  performance  is from 5/01/98.

-------------------------

     The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

     For a detailed discussion of the manner of calculating total return, please see the Portfolios' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Value Plus is also contained in management's discussion of Value Plus' performance, attached as Exhibit B to this Prospectus/Proxy Statement. This information also appears in the most recent Annual Report of the Trust relating to Value Plus.

     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional shares of Value Plus. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.


     Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?




         Management of the Portfolios

     The overall management of Large Cap Value is the responsibility of, and is supervised by, the Board of Directors of the Company, and the overall management of Value Plus is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Manager

     Touchstone Advisors, Inc. (the "Manager") is the investment manager for each Portfolio. The Manager selects and pays the fees of the sub-advisers for each Portfolio and monitors each sub-adviser's investment program. The Manager is an indirect wholly-owned subsidiary of Western & Southern.

         Facts about the Manager:

         -----------------------------------------------------------------------
          As of December 31, 2002, the Manager managed assets of approximately $1.8 billion.

          The Manager is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.
         -----------------------------------------------------------------------

     The Trust and the Manager have received an order from the SEC whereby under certain circumstances, the Manager may select or change sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.

         Adviser

     Fort  Washington   Investment   Advisors,   Inc.  (the  "Adviser")  is  the
sub-adviser to Value Plus. Pursuant to a Sub-Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for Value Plus, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

  Facts about the Adviser:

  -----------------------------------------------------------------------


   The Adviser is an affiliate of the Manager.

   The Adviser has provided money management services to individual and institutional clients since 1990.

   The Adviser had assets under management of approximately $23 billion as of December 31, 2002.

   The Adviser is located at 420 East Fourth Street, Cincinnati, Ohio 45202.
 ------------------------------------------------------------------------------

         Portfolio Management

     John C. Holden, CFA, Vice President of the Adviser and Senior Portfolio Manager, has managed the Portfolio since May, 1998. Mr. Holden joined the Adviser in May 1997.

         Management Fees

     For its management and supervision of the daily business affairs of Value Plus, the Manager is entitled to receive a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets.


     The Manager may, at its discretion, reduce or waive its fee or reimburse Value Plus for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, as stated above, the Trust and the Manager have entered into a Sponsor Agreement with respect to Value Plus whereby, subsequent to the consummation of the Reorganization, the Portfolio's total operating expenses will be contractually limited for two years to 1.15%.


         Advisory Fees

     Under the terms of the Sub-Advisory Agreement, the Adviser is paid a fee of 0.45% of average daily net assets by the Manager for providing advisory services to Value Plus. The Portfolio does not pay a fee to the Adviser.

        What will be the primary federal tax consequences of the Reorganization?

     Prior to or at the completion of the Reorganization, Large Cap Value and Value Plus will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Large Cap Value or its Record Holders for federal income tax purposes as a result of receiving shares of Value Plus in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Value Plus that are received by the Record Holders of Large Cap Value will be the same as the holding period and aggregate tax basis of the shares of Large Cap Value previously held by such Record Holders, provided that such shares of Large Cap Value are held as capital assets. In addition, the holding period and tax basis of the assets of Large Cap Value in the hands of Value Plus as a result of the Reorganization will be the same as in the hands of Large Cap Value immediately prior to the Reorganization, and no gain or loss will be recognized by Value Plus upon the receipt of the assets of Large Cap Value in exchange for shares of Value Plus and the assumption by Value Plus of Large Cap Value's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

         Are the risk factors for the Portfolios similar?

     Yes. The risk factors are similar due to the similar investment objectives and similar investment policies of Large Cap Value and Value Plus. The risks of Value Plus are described in greater detail in the Portfolio's Prospectus.

         What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.


-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to Market Risk.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
                                       Normally invests at least 80% of its net assets in common stocks.
Large Cap Value
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
                                       Normally invests at least 65% of its total assets in common stocks.
Value Plus
-------------------------------------- -------------------------------------------------------------------------------

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines.

------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Portfolios is subject to Market Capitalization Risk.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
                                      Normally invests in companies with market capitalizations in excess of $5
Large Cap Value                       billion.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
                                      Normally invests in large- and mid-cap companies.
Value Plus
------------------------------------- --------------------------------------------------------------------------------

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

------------------------------------------------------------ ---------------------------------------------------------
                                                             Each of the Portfolios is subject to Investment Style
                                                             Risk.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                                                             Invests primarily in securities of undervalued
Large Cap Value                                              companies.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                                                             Invests primarily in securities of undervalued
Value Plus                                                   companies.
------------------------------------------------------------ ---------------------------------------------------------


     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


         Are there any other risks of investing in each Portfolio?

     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio may invest a portion of its assets in debt securities or stocks purchased primarily for dividend income, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.


     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

     Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

     If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

     Each Portfolio may invest in technology companies. Such companies are subject to special risks such as economic uncertainty which may decrease demand for their products resulting in the shares of such companies being more valuable than shares of companies in other sectors.

     When adverse market or economic conditions occur, each Portfolio may invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government or high quality short-term money market investments. When following a defensive strategy, a Portfolio will be less likely to meet its investment objective.

     Large Cap Value, unlike Value Plus, may borrow money from banks on an unsecured basis in order to raise additional cash for investment. The use of borrowing for investment purposes may cause the Portfolio's gains or losses to be greater than they would have been without the use of such borrowing.

                          INFORMATION ABOUT THE REORGANIZATION

         Reasons for the Reorganization

     The Reorganization is part of an overall plan to eliminate duplicate fund offerings with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. In addition to the Reorganization, the Company's Directors have approved separate reorganizations involving the other three portfolios of the Company, with the intention that operating efficiencies could be achieved by consolidating investment operations in the Trust. The objective of this Reorganization and other similar proposed reorganizations is to ensure that a consolidated fund family offers a streamlined and competitive set of investment portfolios that serve the interests of shareholders. In addition, Large Cap Value has not gathered the assets required to reach economies of scale and operating efficiencies for shareholders.

     At a special meeting held on January 27, 2003, all of the Directors of the Company, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Large Cap Value, and that the interests of existing shareholders of Large Cap Value will not be diluted as a result of the transactions contemplated by the Reorganization.


     Before approving the Plan, the Directors evaluated extensive information provided by the management of the Company and reviewed various factors about the Portfolios and the proposed Reorganization. While acknowledging that Large Cap Value had a much longer performance record and that past performance is not predictive of future results, the Directors noted that the historical performance of Value Plus over the one- and three-year periods ended December 31, 2002 had exceeded that of Large Cap Value. In addition, both Portfolios currently have substantially similar portfolio holdings and sector allocations.


     The Directors considered the relative asset size of each Portfolio, including the benefits of Large Cap Value joining Value Plus to create a larger combined entity. As of December 31, 2002, Large Cap Value's assets were approximately $9.7 million and Value Plus' assets were approximately $5.1 million.

          In addition, the Directors considered, among other things:

          the terms and conditions of the Reorganization;

          the fact that the Reorganization would not result in the dilution of shareholders' interests;

          the effect of the Reorganization on the Contract Owners and the value of their Contracts;


          the expense ratios, fees and expenses of Large Cap Value and Value Plus including the fact that the investment advisory fee rate paid by Value Plus is lower than that paid by Large Cap Value;


          the fact that the Manager has contractually agreed to limit the total annual operating expenses of Value Plus for at least two years and that such expenses would be lower than the current operating expenses of Large Cap Value;


         the strength of the portfolio management team of Value Plus;
                                                   ==================


          the fact that Large Cap Value and Value Plus have similar investment objectives and similar principal investment strategies;

          the fact that Western & Southern or one of its affiliates will bear the expenses incurred by Large Cap Value and Value Plus in connection with the Reorganization;

          the potential benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and supplemental executive retirement plans;

          the fact that Value Plus will assume all of the liabilities of Large Cap Value;

          the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

          alternatives available to shareholders of Large Cap Value, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Directors of the Company met with counsel to the Independent Directors regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Company concluded that the proposed
Reorganization would be in the best interests of Large Cap Value and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Large Cap Value for approval.

     The Trustees of the Trust have also approved the Plan on behalf of Value Plus.

         Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Large Cap Value will be acquired by Value Plus in exchange for shares of Value Plus and the assumption by Value Plus of all of the liabilities of Large Cap Value on or about April 28, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Large Cap Value will endeavor to discharge all of its known liabilities and obligations. Large Cap Value will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Large Cap Value will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of Value Plus to be received by the Record Holders of Large Cap Value will be determined by multiplying the outstanding shares of Large Cap Value by a factor which shall be computed by dividing the net asset value per share of Large Cap Value by the net asset value per share of Value Plus. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

     Brown Brothers Harriman & Co., the custodian for Value Plus, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statements of Additional Information of Value Plus and Large Cap Value, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Large Cap Value will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Value Plus received by Large Cap Value. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Large Cap Value's Record Holders on Value Plus' share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Value Plus due to Large Cap Value's Record Holders. All issued and outstanding shares of Large Cap Value will be canceled. The shares of Value Plus to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Large Cap Value will be terminated. Following the termination of each portfolio of the Company, the Company will be dissolved.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Large Cap Value's shareholders, accuracy of various representations and warranties and receipt of a tax opinion. Notwithstanding approval of Large Cap Value's shareholders, the Plan may be terminated (a) by the mutual agreement of Large Cap Value and Value Plus; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not the Reorganization is consummated, Western & Southern or one of its affiliates will pay the expenses incurred by Large Cap Value and Value Plus in connection with the Reorganization (including the cost of any proxy-soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Large Cap Value, Value Plus or their shareholders.

     If Large Cap Value's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of shareholders.


         Federal Income Tax Consequences

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Value Plus and Large Cap Value will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

(1) The transfer of all of the assets of Large Cap Value solely in exchange for shares of Value Plus and the assumption by Value Plus of all of the liabilities of Large Cap Value followed by the distribution of Value Plus' shares to the Record Holders of Large Cap Value in dissolution and liquidation of Large Cap Value, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and Value Plus and Large Cap Value will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Value Plus upon the receipt of the assets of Large Cap Value solely in exchange for the shares of Value Plus and the assumption by Value Plus of the liabilities of Large Cap Value;

(3) No gain or loss will be recognized by Large Cap Value on the transfer of its assets to Value Plus in exchange for Value Plus' shares and the assumption by Value Plus of the liabilities of Large Cap Value or upon the distribution (whether actual or constructive) of Value Plus' shares to Large Cap Value's Record Holders in exchange for their shares of Large Cap Value;

(4) No gain or loss will be recognized by Large Cap Value's Record Holders upon the exchange of their shares of Large Cap Value for shares of Value Plus in liquidation of Large Cap Value;

(5) The aggregate tax basis of the shares of Value Plus received by each Record Holder of Large Cap Value pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Large Cap Value held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Value Plus received by each Record Holder of Large Cap Value will include the period during which the shares of Large Cap Value exchanged therefor were held by such Record Holder (provided that the shares of Large Cap Value were held as a capital asset on the date of the Reorganization); and

(6) The tax basis of the assets of Large Cap Value acquired by Value Plus will be the same as the tax basis of such assets to Large Cap Value immediately prior to the Reorganization, and the holding period of such assets in the hands of Value Plus will include the period during which the assets were held by Large Cap Value.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Large Cap Value would recognize a taxable gain or loss equal to the difference between its tax basis in its Large Cap Value shares and the fair market value of the shares of Value Plus it received.

         Pro-forma Capitalization


     The following table sets forth the capitalization of Large Cap Value and Value Plus as of December 31, 2002, and the capitalization of Value Plus on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.6619 shares of Value Plus for each share of Large Cap Value.


                     Capitalization of Large Cap Value, Value Plus and
                                  Value Plus (Pro Forma)

------------------------------------------------------------------------
                           Large Cap     Value Plus      Value Plus
                             Value                        Pro-forma
                                                           (After
                                                       Reorganization)

Net Assets                 $9,731,687   $5,144,109     $14,875,796
Net Asset Value Per Share  $4.98        $7.53          $7.53
Shares Outstanding         1,952,619    683,566        1,975,955
                                                        ========

------------------------------------------------------------------------

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

         Distribution of Shares

     All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies and their affiliates as a funding vehicle for the Contracts offered by the Insurance Companies and certain of the Trust's portfolios offer shares to certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance
Company at the separate account level. (The Insurance Company Contracts Prospectus describes all fees and charges relating to a Contract.) The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

     Touchstone Securities, Inc., an indirect wholly-owned subsidiary of Western & Southern, distributes the Contracts, and each Portfolio's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

     In the proposed Reorganization, shareholders of Large Cap Value will receive shares of Value Plus. Shares of Value Plus are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the shares of Value Plus.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Value Plus serves as an investment vehicle. A more detailed description of the shares is contained in the Prospectus and Statement of Additional Information relating to Value Plus.

         Purchase and Redemption Procedures

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Large Cap Value. No fee is charged by Large Cap Value for selling (redeeming) shares. The Contracts Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Large Cap Value buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     Touchstone Securities, Inc. places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

         Exchange Privileges

     The Contracts Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust or the Company.

         Dividend Policy

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock or beneficial interest, as applicable, and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Value Plus intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                    COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     As a Maryland corporation, the operations of the Company are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law, rather than by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, and Massachusetts law. The Amended and Restated Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Company derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

         Form of Organization

     As noted above, the Company is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Company and the Trust are each open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Company consist of Large Cap Value and other mutual funds of various asset classes; the series of the Trust consist of Value Plus and other mutual funds of various asset classes. The Company and the Trust currently offer shares of their portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Companies. The Trust also offers shares of its portfolios to certain supplemental executive retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

         Capitalization

     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The beneficial interests in the Company are represented by one billion common shares with a par value of $.001 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Company permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Large Cap Value are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of Value Plus are offered only in one class, represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio.

         Shareholder Liability

     Under the applicable Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of Record Holders' liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees of the Trust. The Declaration of Trust also provides for current and former Record Holders' indemnification out of the assets of Value Plus for all loss and expense of any Record Holder held personally liable for the obligations of the Trust. In light of the nature of the Trust's business, and the nature of its assets, the risk of personal liability of a shareholder of the Trust is remote since it is limited to circumstances in which the disclaimer is inoperative and Value Plus would be unable to meet its obligations.

     Under Maryland law, shareholders of Large Cap Value have no personal liability as such for the acts or obligations of the Portfolio or the Company, as the case may be.

         Shareholder Meetings and Voting Rights

     Neither the Company on behalf of Large Cap Value nor the Trust on behalf of Value Plus is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Company or the Trust. In addition, each is required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees then holding office were elected by shareholders. Neither the Company nor the Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Company or of Trustees of the Trust.

     The Articles of Incorporation of the Company provide that the holders of one-third of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Company. With respect to the Trust, the Bylaws provide that thirty percent (30%) of the voting power of the shares outstanding and entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Company generally requires the affirmative vote of a majority of the total number of shares outstanding and entitled to vote at a meeting at which a quorum is present. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the voting power of the shares voted and entitled to vote is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act). A Director of the Company may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at any time, with or without cause, by a vote of two-thirds of the voting power of the outstanding shares of the Trust, or with or without cause at any time by the vote in writing signed by two-thirds of the remaining Trustees.

     Under the Articles of Incorporation of the Company, each whole share of common stock of Large Cap Value is entitled to one vote, and each fractional share is entitled to a proportionate vote. Under the Declaration of Trust of the Trust, each share of Value Plus will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

     The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust or a Portfolio as a corporation or other new entity or series thereof; and (2) may terminate the Trust, a Portfolio, or a class of shares and sell the assets thereof in connection with such termination. With respect to the Company, Maryland law would require a shareholder vote with respect to each such matter.

         Liquidation

     In the event of the liquidation of the Trust or Value Plus, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Portfolio over the liabilities belonging to the Trust or the Portfolio. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Company, the same provisions discussed above would apply.

         Liability and Indemnification of Trustees/Directors

     The By-laws of the Company provide for the indemnification of present and former officers and directors of the Company against liability by reason of service to the Company, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("Disabling Conduct"). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Company may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Company is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

     Under the Declaration of Trust of the Trust, a current or former Trustee or officer of the Trust is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; or (2) had engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties. A determination that the Trustee is entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) a written opinion of independent legal counsel. The Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Company, their By-Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Massachusetts or Maryland law directly for more complete information.

                      VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Large Cap Value in connection with a solicitation of voting instructions by the Directors of the Company, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern Time, April 18, 2003, at the offices of the Company, 515 West Market Street, Louisville, Kentucky 40202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Large Cap Value on or about March 14, 2003.

     The Board of Directors of the Company has fixed the close of business on January 31, 2003 as the record date (the "Record Date") for determining the shareholders of Large Cap Value entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Large Cap Value, and are the shareholders of record of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Large Cap Value. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Large Cap Value for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Large Cap Value held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Large Cap Value is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.)


     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of common stock represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

          Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

     Approval of the Reorganization will require the affirmative vote of a majority of the total number of shares of Large Cap Value outstanding at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of record of one-third of the shares issued and outstanding and entitled to vote at the Meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voting in favor. As of the Record Date, the shareholders of record of Large Cap Value were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Company.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about April 1, 2003 voting instructions solicitations may also be made by telephone or personal solicitations conducted by officers and employees of Touchstone Advisors, Inc., its affiliates or other representatives of Large Cap Value (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Western & Southern or one of its affiliates. Neither the Trust, the Company nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of Large Cap Value do not vote to approve the Reorganization, the Directors of the Company will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Large Cap Value who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Company to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or
Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Company does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Company in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Value Plus are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         Shareholder Information


     The Record Holders of Large Cap Value at the close of business on January 31, 2003 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Large Cap Value owned as of the Record Date. As of the Record Date, the total number of shares of Large Cap Value outstanding and entitled to vote was 1,931,626.


     As of January 31, 2003, the officers and Trustees/Directors of the Trust and of the Company beneficially owned as a group less than 1% of the outstanding shares of Value Plus and Large Cap Value, respectively.

         Control Persons and Principal Holders of Securities

     On January 31, 2003 to the knowledge of the Directors and management of the Company, Integrity Life Insurance Company Separate Account I and Separate Account II, National Integrity Life Insurance Company, Separate Account I and Separate Account II and Columbus Life Insurance Co. Separate Account I collectively owned of record 100% of the shares of Large Cap Value.

     Each Insurance Company has advised the Trust that as of January 31, 2003 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Large Cap Value.

     As of the date of this Prospectus/Proxy Statement, Western & Southern and its affiliates owned a substantial majority of the outstanding shares of the Trust and as a result Western & Southern may be deemed to be a control person with respect to the Trust. Western & Southern, a subsidiary of Western Southern Mutual Holding Company, is a stock life insurance company organized under the laws of Ohio. Western & Southern's address is 400 Broadway, Cincinnati, Ohio 45202.

                               FINANCIAL STATEMENTS AND EXPERTS


     The financial statements and financial highlights of Large Cap Value at June 30, 2002, and for the periods indicated therein, included in the Company's Annual Report and incorporated by reference herein and in the Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights of Value Plus at December 31, 2002, and for the periods indicated therein, included in the Trust's Annual Report and incorporated by reference herein and in the Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                        LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Value Plus will be passed upon by Sullivan & Worcester LLP.

                              ADDITIONAL INFORMATION

     The Company and the Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                   OTHER BUSINESS

     The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF THE COMPANY RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

March 3, 2003

                                                                    Exhibit A

                         AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2003, by and between Touchstone Variable Series Trust, a Massachusetts business trust, with its principal place of business at 221 East Fourth Street, Cincinnati, Ohio 45202 (the "Trust"), with respect to its Touchstone Value Plus Fund series (the "Acquiring Fund"), and The Legends Fund, Inc., a Maryland corporation, with its principal place of business at 515 West Market Street, Louisville, Kentucky 40202 (the "Company"), with respect to its Gabelli Large Cap Value Portfolio series (the "Selling Fund").

     The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $.00001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of common stock or beneficial interest, as the case may be;

     WHEREAS, the Trustees of the Trust and the Directors of the Company have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and the Selling Fund, respectively, and their respective shareholders;

     WHEREAS, the Directors of the Company have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
        THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
              LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.


     The Selling Fund will, within a reasonable time prior to the Closing, furnish the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.


     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Company shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                             ARTICLE II

                             VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Brown Brothers Harriman & Co., the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                    ARTICLE III

                             CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 28, 2003 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Trust, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Company a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                           ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES


     4.1 REPRESENTATIONS OF THE SELLING FUND. The Company, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:


     (a) The Selling Fund is a separate investment series of the Company, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

     (b) The Selling Fund is a separate investment series of the Company, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

     (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Company's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

     (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

     (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (g) The unaudited financial statements of the Selling Fund at December 31, 2002 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

     (h) Since December 31, 2002, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

     (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

     (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

     (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

     (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:


     (a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

     (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The audited financial statements of the Acquiring Fund at December 31, 2002 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

     (g) Since December 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

     (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

     (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

     (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                       ARTICLE V

                 COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL BY SHAREHOLDERS. The Company will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Ernst & Young LLP and certified by the Company's President, Vice President or Treasurer.

                                 ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Company.

                                 ARTICLE VIII

         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                           FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Company's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The  Registration  Statement shall have become effective under the 1933
Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 The Company and the Trust shall have received a favorable opinion of Sullivan & Worcester LLP substantially to the effect that, for federal income tax purposes:

     (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(D) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

     (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

     (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

     (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

     (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     8.7 The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

     (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

     (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

     (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

     (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

     In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent in the valuation practices of the Acquiring Fund.

     8.8 The Selling Fund shall have received from Ernst & Young LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

     (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

     (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

     (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

     (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                     ARTICLE IX

                                      EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                          ARTICLE X

                          ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                    ARTICLE XI

                                    TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other party of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring
Fund, the Selling Fund, the Trust, the Company, the respective Trustees, Directors or officers, to the other party.

                                    ARTICLE XII

                                    AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Company; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund
Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                      ARTICLE XIII

                   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                 LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                  THE LEGENDS FUND, INC. ON BEHALF OF GABELLI
                                  LARGE CAP VALUE PORTFOLIO

                                  By:
                                     -----------------------------------------


                                  Name: Kevin L. Howard

                                  Title: Secretary




                                  TOUCHSTONE VARIABLE SERIES TRUST ON BEHALF OF TOUCHSTONE VALUE PLUS FUND

                                  By:
                                     -----------------------------------------

                                  Name: Patrick T. Bannigan

                                  Title: President


                                  Agreed and accepted as to paragraph 9.1
                                  only:

                                  TOUCHSTONE ADVISORS, INC.

                                  By:
                                     --------------------------------


                                  Name: Jill T. McGruder


                                  Title: President

                                                            Exhibit B


--------------------------------------------------
TOUCHSTONE VALUE PLUS FUND
---------------------------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE VALUE PLUS FUND

MARKET ENVIRONMENT

The problems holding back the economy have been well documented. They include looming uncertainties caused by terrorism, a devastating decline in equity prices, corporate accounting scandals and a potential showdown in Iraq. Given all these obstacles, one could argue that the economy has proven remarkably resilient. The economy coped better than the stock market with the many obstacles and uncertainties of 2002. The S&P 500 declined 22.10%, the worst year for the broad market index since 1974. It was also the third consecutive down year for stocks, a situation not seen since 1941. Also, we experienced the second worst stock market since 1929, surpassing the early 1970s, decline in both length and magnitude. The breadth of the decline was also unusual. Not only did all ten sectors of the S&P 500 decline for the year, every sector had more stocks decrease than increase. In fact, over 70% of the stocks in the S&P 500 declined for the year.

Poor stock returns were surprising for a year that saw the economy recover from recession, interest rates fall significantly and earnings momentum turn positive after a record six negative quarters. Historically, stocks have posted strong returns under these positive conditions. Instead of an earnings led upturn, we had a valuation led plunge in stock prices.

INVESTMENT PERFORMANCE

The Touchstone Value Plus Fund seeks stocks of companies with stable-to-improving fundamentals that are priced in the lower third of their historical valuation range. But more importantly, we look for a catalyst that will unleash the under-valuation. We focus on companies that we believe have superior business plans, and credible management. For the twelve months ended December 31, 2002, the Touchstone Value Plus Fund's total return was -27.24, compared to -22.10% and -20.85 -20.85% for the S&P 500 Index and S&P Barra Value Index respectively. Our relative underperformance is primarily attributable to two of our holdings - Tyco and Flextronics. Both of these stocks accounted for the majority of our underperformance versus our benchmarks.

During the year we reduced the size of some of our larger positions and increased some of our marginal names in an effort to reduce risk and counteract "headline" volatility. Along with this, we have taken a more neutral approach to sectors in this current environment. We strongly believe that stock selection will be key as we move through this environment, and we've really ????we have redoubled and focused our efforts on stock picking.

In 2002, we were slightly overweight Financials and Energy. We were underweight Information Technology and Consumer Discretionary. Another area that we've been favoring is Industrials. A lot of companies in this segment have cut costs and are positioned well for even a small improvement in the economy.

For the year, our best performing sectors, from a stock selection standpoint, were Information Technology and Financials. Leading the performance of these sectors were Lexmark and Charter One Financial. Other notable performers were Wellpoint and Anheuser Busch. Consumer Discretionary was the worst performing sector with AOL Time Warner showing the worst underperformance.

Looking forward, we believe that continued monetary and fiscal stimulus will provide a backdrop for renewed investor confidence and a return to positive territory for equity securities. We will continue to control investment risk, offering a disciplined, repeatable process that we employ during all market environments. Historically, in times like this, when it gets as difficult as it is to have the confidence to invest for the long term, the opportunity for wealth creation is the greatest. I believe investors should hold the course, look at the long term, and buy the good quality companies; good, solid, value investing will produce competitive returns that will make investors happy over the long run.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

                                                                       12/02
Touchstone Value Plus Fund
S&P 500 (Major Index)
S&P/Barra Value (Minor Index)

--------------------------------------------------------------------------------

---------------------------------------
Average Annual Total Return
---------------------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/98
 (26.65%)         (2.79%)
---------------------------------
 Cumulative Total Return
---------------------------------
     Since Inception
        05/01/98
        (12.37%)
---------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1998.

                         STATEMENT OF ADDITIONAL INFORMATION

                              Acquisition of Assets of

                         GABELLI LARGE CAP VALUE PORTFOLIO,

                                     a series of

                               THE LEGENDS FUND, INC.
                               515 West Market Street
                             Louisville, Kentucky 40202
                                   (800) 325-8583

                          By and In Exchange For Shares of

                             TOUCHSTONE VALUE PLUS FUND

                                     a series of

                          TOUCHSTONE VARIABLE SERIES TRUST
                               221 East Fourth Street
                               Cincinnati, Ohio 45202
                                   (800) 638-8194


     This Statement of Additional Information, dated March 3, 2003, relating specifically to the proposed transfer of the assets and liabilities of Gabelli Large Cap Value Portfolio ("Large Cap Value"), a series of The Legends Fund, Inc. (the "Company"), to Touchstone Value Plus Fund ("Value Plus"), a series of Touchstone Variable Series Trust (the "Trust"), in exchange for shares of beneficial interest, $.00001 par value per share, of Value Plus (to be issued to holders of shares of Large Cap Value), consists of the information set forth below pertaining to Value Plus and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Large Cap Value dated November 1, 2002;

(2) The Statement of Additional Information of Value Plus dated May 1, 2002, revised May 16, 2002 and January 16, 2003;

(3)  Annual Report of Large Cap Value for the year ended June 30, 2002;


(4)  Annual Report of Value Plus for the year ended December 31, 2002; ====

(5) Semi-Annual Report of Large Cap Value for the six-month period ended December 31, 2002; and ========== ============


     (6) Pro Forma Financial Statements dated as of December 31, 2002.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Large Cap Value and Value Plus dated March 3, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust or the Company at the telephone numbers or addresses set forth above.

                             THE LEGENDS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2002


                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  - FUND HISTORY                                                 1
SECTION 2.  - ADDITIONAL FUND INVESTMENT POLICIES                          1
SECTION 3.  - INVESTMENT RESTRICTIONS AND POLICIES                         15
SECTION 4.  - MANAGEMENT OF THE FUND                                       26
SECTION 5.  - PRINCIPAL HOLDERS OF SECURITIES                              30
SECTION 6.  - INVESTMENT ADVISORY AND OTHER SERVICES                       31
SECTION 7.  - PORTFOLIO TRANSACTIONS AND BROKERAGE                         35
SECTION 8.  - PURCHASE, REDEMPTION, AND PRICING OF SHARES                  37
SECTION 9.  - TAXATION OF THE FUND                                         38
SECTION 10. - CALCULATION OF PERFORMANCE DATA                              40
SECTION 11. - FINANCIAL STATEMENTS OF THE FUND                             42
APPENDIX A  - OPTIONS AND FUTURES                                          43
APPENDIX B  - DESCRIPTION OF CORPORATE BOND RATINGS                        44


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus for The Legends Fund, Inc. dated November 1, 2002. A copy of the Prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.





SECTION 1. - FUND HISTORY

The Legends Fund, Inc. (the FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." The name was changed to "The Legends Fund, Inc." in November 1992. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company currently made up of four different portfolios (together PORTFOLIOS, and individually, a PORTFOLIO). The Board of Directors of the Fund may establish additional Portfolios at any time.

Integrity Capital Advisors, Inc. served as the investment manager to all of the Portfolios of the Fund until March 2, 2000. Effective March 3, 2000, Touchstone Advisors, Inc. (the MANAGER) serves as investment manager to all of the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. These advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. The Manager and its parent company, The Western and Southern Life Insurance Company (WESTERN & SOUTHERN), are part of The Western-Southern Enterprise (R), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide.

The Fund has four Portfolios:

         (1)      Harris Bretall Sullivan & Smith Equity Growth Portfolio
         (2)      Third Avenue Value Portfolio
         (3)      Gabelli Large Cap Value Portfolio
         (4)      Baron Small Cap Portfolio


SECTION 2. - ADDITIONAL FUND INVESTMENT POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the respective Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. Third Avenue Value Portfolio and Baron Small Cap Portfolio each may invest in securities of foreign issuers (up to 25% in the case of Third Avenue Value Portfolio and up to 10% in the case of Baron Small Cap Portfolio). Gabelli Large Cap Value Portfolio does not expect to invest in foreign securities and may reduce its holdings of such securities. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission
(SEC), and their issuers are not subject to its reporting requirements. Therefore, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those that apply to U.S. companies.

Foreign securities are also subject to generally higher commission rates of foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. It may also be more difficult to obtain a judgment in a court outside the United States.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries may, however, reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

Each of the Gabelli Large Cap Value Portfolio, Third Avenue Portfolio and Baron Small Cap Portfolio may invest in American Depository Receipts (ADRS). Baron Small Cap Portfolio may also invest in European Depository Receipts (EDRS) and Global Depository Receipts (GDRS) or other securities convertible into securities of foreign issuers. Generally, ADRs, in registered form, are in U.S. dollar denominations and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. For example, an ADR evidencing ownership of common stock will be treated as common stock.

EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.

ILLIQUID SECURITIES. Each Portfolio may invest up to 15% (10% in the case of Harris Bretall Sullivan & Smith Equity Growth Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that can't be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities include, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that a Sub-Adviser has determined are liquid under guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula described in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a

Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that wouldn't be freely marketable in the United States, aren't considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities that are sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not the sole determining factor of the liquidity of these investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for the resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could adversely affect the marketability of those portfolio securities and a Portfolio might be unable to dispose of the securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to

(1)  the frequency of trades for the security;

(2)  the number of dealers that make quotes for the security;

(3) the number of dealers that have undertaken to make a market in the security;

(4)  the number of other potential purchasers; and

(5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. The Portfolios may invest in Commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule

144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

U.S. GOVERNMENT SECURITIES. Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES. The Portfolios may invest in those mortgage-backed securities that are also considered to be U.S. Government securities. Baron Small Cap Portfolio has a policy limiting, to 5% of its assets, investments in mortgage-backed securities. Mortgage-backed securities include:

GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, the Portfolios may invest in U.S. Government securities, including mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable-rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, because payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCS). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Collateralized Mortgage Obligation (CMO) is a security issued by a private corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.


Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent SEC staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.


REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank or securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount reflecting an agreed-upon market rate of return, which is not tied to the coupon rate of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

As a form of borrowing, Baron Small Cap Portfolio may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Portfolio sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent the Portfolio engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities, provided:

(1) the loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned;

(2) the Portfolio may at any time call the loans and obtain the return of the securities loaned;

(3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and

(4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Gabelli Large Cap Value Portfolio and 25% in the case of Baron Small Cap Portfolio) of the total assets of the Portfolio.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan, the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

BORROWING. Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment, or to meet redemption requests. This is the practice known as leveraging. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.

SHORT SALES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security. Gabelli Large Cap Value Portfolio will not make short sales or maintain a short position if it would cause more than 25% of its total assets to be held as collateral.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. Other than Gabelli Large Cap Value Portfolio, a Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.

INVESTMENT IN EQUITY SECURITIES. In selecting common stocks, the Sub-Adviser of Third Avenue Value Portfolio generally seeks issuing companies that exhibit the following characteristics:

- A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service(1) consumes a small part of such companies' cash flow.

- Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

- Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Sub-Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

- Availability of the security at a market price which the Sub-Adviser believes is at a substantial discount to the Sub-Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

Investing in common stock has certain risks, including the risk that the financial condition of the issuers of the Third Avenue Portfolio's securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Portfolio's shares). Common stocks are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Portfolio thus may be expected to fluctuate.

--------
(1) "Debt service" means the current annual required payment of interest and principal to creditors.

In selecting preferred stocks, the Sub-Adviser will use its selection criteria for either common stocks or debt securities, depending on the Sub-Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Although the Sub-Adviser does not pay attention to market factors in making investment decisions, the Portfolio is, of course, subject to the vagaries of the markets. In particular, small-cap stocks have less market liquidity and tend to have more price volatility than larger capitalization stocks.

INVESTMENT IN DEBT SECURITIES. Third Avenue Value Portfolio intends its investment in debt securities to be, for the most part, in securities which the Sub-Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for Third Avenue Value Portfolio, the Sub-Adviser requires the following characteristics:

-    Strong covenant protection, and

- Yield to maturity at least 500 basis points above that of a comparable credit.

In acquiring debt securities for the Portfolio, the Sub-Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Sub-Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Sub-Adviser will also use its best judgment as to the most favorable range of maturities. In general, Third Avenue Value Portfolio will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

ASSET-BACKED SECURITIES. Third Avenue Value Portfolio may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described below. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS. Third Avenue Value Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio cannot or will not invest.
                                        9



Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

The Third Avenue Value Portfolio does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH YIELD DEBT SECURITIES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may each invest its assets in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc. (MOODY'S) and below BBB by Standard & Poor's Ratings Group (STANDARD & POOR'S or S&P) and unrated debt securities, commonly referred to as "junk bonds". Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.

Third Avenue Value Portfolio may invest up to 35% of its total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix B for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Portfolio depends on the Sub-Adviser's credit analysis to identify investment opportunities. For the Portfolio, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yield debt instruments, the Sub-Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

Third Avenue Value Portfolio may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, the Portfolio may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Sub-Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

Gabelli Large Cap Value Portfolio may invest up to 25% of its assets in low rated and unrated corporation debt securities, although the Portfolio does not expect to invest more than 10% of its assets in such securities. The Sub-Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Sub-Adviser will be successful. In its evaluation, the Sub-Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Gabelli Large Cap Value Portfolio's Sub-Adviser uses these ratings as a criterion for the selection of securities for the Portfolio, the Sub-Adviser also relies on its independent analysis to evaluate potential investments for the Portfolio. The Portfolio does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.


Baron Small Cap Portfolio may invest up to 35% of its total assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's. The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating debt securities. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the Sub-Adviser monitors the issuers of corporate debt securities held in the Portfolio's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Sub-Adviser in selecting a security. The Sub-Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Portfolio of its investment objective when investing in such securities is dependent on the credit analysis of the Sub-Adviser. The Sub-Adviser could be wrong in its analysis. If the Portfolio purchased primarily higher rated debt securities, risks would be substantially reduced.


To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Baron Small Cap Portfolio may invest, there may be thin or no trading in such securities and the ability of the Sub-Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Portfolio to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Portfolio's portfolio, the responsibility of the Sub-Adviser to value the

Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to a reduced availability of reliable objective data.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Third Avenue Value Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS. Third Avenue Value Portfolio may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Portfolio, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN CURRENCY TRANSACTIONS. Third Avenue Value Portfolio may, from time to time, engage in foreign currency transactions in order to hedge the value of its portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.

The notional amount of a currency hedged by the Portfolio will be closely related to the aggregate market value (at the time of making such hedge) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If the Portfolio enters into a hedging transaction in which the Portfolio is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to the Portfolio's total commitments.

The cost to the Portfolio of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of the Portfolio to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to the Portfolio. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the CODE) may cause the Portfolio to restrict the degree to which it engages in currency hedging transactions.

INVESTMENT IN RELATIVELY NEW ISSUES. Third Avenue Value Portfolio intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS. When, in the judgment of the Sub-Adviser, a temporary defensive posture is appropriate, the Third Avenue Value Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio's investment objective.

CONVERTIBLE SECURITIES. Third Avenue Value Portfolio and Gabelli Large Cap Value Portfolio each may invest in convertible securities when it appears to its Sub-Advisor that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Sub-Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Gabelli Large Cap Value Portfolio will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Sub-Adviser to be of comparable quality. However, the Gabelli Large Cap Value Portfolio may also invest up to 25% of its assets in more speculative convertible debt securities.

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Gabelli Large Cap Value Portfolio, its Sub-Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Gabelli Large Cap Value Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Sub-Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Sub-Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although each Sub-Adviser will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

CORPORATE REORGANIZATIONS. In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments by the Gabelli Large Cap Value Portfolio may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

In making such investments, the Gabelli Large Cap Value Portfolio will not violate any of its diversification requirements or investment restrictions including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Portfolio's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved (up to 5% of its assets in the case of Baron Small Cap Portfolio). In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Portfolios will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolios may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Portfolio prior to the settlement date. The Gabelli Large Cap Value Portfolio will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

REITS. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in the equity securities of real estate investment trusts (REITS). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values and by defaults by borrowers or tenants.

OTHER DEBT SECURITIES. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Portfolio does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

Baron Small Cap Portfolio from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Portfolio purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Portfolio may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. (Third Avenue Portfolio may also invest in trade claims.) Some debt securities purchased by the Portfolio may have very long maturities. The length of time remaining until maturity is one factor the Sub-Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Portfolio may purchase loans from national and state chartered banks as well as foreign ones. The Portfolio may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Portfolio may also invest in distressed first mortgage obligations and other debt secured by real property. The Portfolio does not currently anticipate investing more than 5% of its assets in trade and other claims.

When the Sub-Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When the Portfolio's investments in cash or similar investments increase, its investment objectives may not be achieved.

SECTION 3. - INVESTMENT RESTRICTIONS AND POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the 1940 Act, as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

- make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

- purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

- purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

- mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

- make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

- purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

- purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

-    invest in oil, gas or mineral-related programs or leases;

- make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

- purchase any securities issued by any other investment company except (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

- borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restrictions may be changed by the vote of the Fund's Board of Directors without shareholder approval:

- No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Code, and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

- Each of the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may not change its policy of investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments suggested by the Portfolio's name as described in the Prospectus, without providing shareholders with at least 60 days' prior notice of such change.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may use a variety of financial instruments (HEDGING instruments), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular hedging instruments are described in Appendix A to this SAI.

Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES. A short hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, by contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of hedging instruments is subject to certain regulations of the SEC, the options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers using these techniques expect to discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of hedging instruments involves special considerations and risks, as described below. Risks pertaining to particular hedging instruments are described in the sections that follow.

- Successful use of most hedging instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers using these techniques are experienced in the use of hedging instruments, we can't guarantee that any particular hedging strategy adopted will succeed.

- There might be imperfect correlation, or even no correlation, between price movements of a hedging instrument and price movements of the investments being hedged. For example, if the value of a hedging instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. A lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

- Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either case, the Portfolio would have been in a better position had it not hedged at all.

- As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (I.E., hedging instruments other than purchased options). If a Portfolio were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a hedging instrument before it expires or matures depends on there being a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, we can't guarantee that any hedging position can be closed out at a time and price that is favorable to the Portfolio.


COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either:

- an offsetting covered position in securities, currencies or other options or futures contracts; or

- cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding hedging instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PUT, CALL AND INDEX OPTIONS. Gabelli Large Cap Value, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price. If a Portfolio writes a call option that is not covered as described in (i) or (ii) above, it has not limited its risk from a potential rise in the price of the underlying security.

Gabelli Large Cap Value and Baron Small Cap Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Baron Small Cap Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

OPTIONS. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Additional Fund Investment Policies - Illiquid Securities."

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put, which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. See "Special Risks of Hedging Strategies" above.

Baron Small Cap Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.

Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, we can't guarantee that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

- Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and

- Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

FUTURES CONTRACTS AND RELATED OPTIONS. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell stock index futures contracts and Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the

Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

FUTURES. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option on a futures contract, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option on a futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option on a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

In addition, the Fund has represented to the CFTC that it:

- will use future contracts, options on futures contracts and foreign currency options traded on a commodities exchange solely in bona fide hedging transactions or, alternatively

- will not enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES - SPECIAL CONSIDERATIONS. The Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and the Baron Small Cap Portfolio may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. These currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or when those hedging instruments are more expensive than certain other hedging instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the hedging instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

SECTION 4. - MANAGEMENT OF THE FUND

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which they may be legally entitled to vote, and on any other business that may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.

The Board of Directors is responsible for overseeing the management of the Fund's business and affairs and plays a vital role in protecting the interests of the shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund operations. The following table sets forth information pertaining to the Directors and officers of the Fund. A Director who is deemed to be an "interested person" of the Fund (as defined in the 1940 Act) is referred to as an "Interested Director." Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors."



 NAME, AGE &      POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING   NUMBER OF      OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                     PORTFOLIOS     DIRECTORSHIPS
                  FUND          LENGTH OF                                         OVERSEEN       HELD BY THE
                                TIME SERVED**                                     WITHIN THE     DIRECTOR***
                                                                                  FUND


 INTERESTED
 DIRECTOR:

 John R.          Chairman of    Since 1993      President of Integrity Life        4             None
 Lindholm (53)*   the Board                      Insurance Company since 1993;
 515 W. Market    of Directors                   President of National Integrity
 Street                                          Life Insurance Company since
 Louisville, KY                                  September 1997; President -
 40202                                           Retail Business Division of
                                                 ARM Financial Group (ARM) from
                                                 November 1996 to March
                                                 2000.
                                 26


NAME, AGE &       POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING  NUMBER OF     OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                    PORTFOLIOS    DIRECTORSHIPS
                  FUND          LENGTH OF                                        OVERSEEN      HELD BY THE
                                TIME SERVED                                      WITHIN THE    DIRECTOR
                                **                                               FUND


INDEPENDENT
 DIRECTORS:

Chris LaVictoire  Director      Since 1997      CEO/Principal, Aveus, LLC, a       4           None
Mahai (47)                                       marketing and interactive
515 W. Market                                    strategy and development firm,
Street                                           since July 1999; President,
Louisville,                                      clavm, inc., a management
KY 40202                                         consulting group, since June
                                                 1998; Fellow, Poynter Institute
                                                 for Media Studies, since June
                                                 1998; Board Member (Cowles
                                                 Media) Star Tribune Foundation
                                                 from September 1992 to June
                                                 1998; Senior Vice President,
                                                 Cowles Media Company/Star
                                                 Tribune from August 1993 to
                                                 June 1998.

William B.        Director     Since 1995        President, William Faulkner       4          None
Faulkner (75)                                    Associates, LLC (international
825 Goodrich Ave.                                trade business) since 1988;
St. Paul, MN                                     Manager, Carroll Family, LLC
55105                                            (commercial land development
                                                 business) since 1998.

Irvin W.          Director     Since 2000        Self-employed financial           4         Separate Accounts
Quesenberry, Jr.                                 consultant; Board member of                 Ten of Integrity
(64)                                             Louisville Water Company from               Life Insurance
515 W. Market                                    1986 to 2000.                               Company
Street
Louisville, KY
40202




                                       27

NAME, AGE &      POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING   NUMBER OF    OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                    PORTFOLIOS   DIRECTORSHIPS
                  FUND          LENGTH OF                                        OVERSEEN     HELD BY THE
                                TIME SERVED**                                    WITHIN THE   DIRECTOR***
                                                                                 FUND

John Katz(64)    Director     Since 1993        Managing partner, Associated      4           None
10 Hemlock Road                                 Mezzanine Investors, LLC since
Hartsdale, NY                                   March 2000; Investment banker
10530                                           since January 1991.


OFFICERS:

Edward J.        President    Since 1993        Senior Vice President of          4           N/A
Haines (55)                                     Marketing for Integrity Life
515 W. Market                                   Insurance Company since March
Street                                          2000; Senior Vice President of
Louisville, KY                                  Marketing for ARM from December
40202                                           1993 to March 2000.

Kevin L.         Secretary     Since 1994       Senior Vice President and        4           N/A
Howard (38)                                     Counsel of Integrity Life
515 W. Market                                   Insurance Company since March
Street                                          2000; Senior Vice President and
Louisville, KY                                  Counsel of ARM from October 1998
40202                                           to March 2000; Assistant General
                                                Counsel of ARM from January 1994
                                                until October 1998.

Don W.          Controller     Since 1993       Chief Financial Officer of       4           N/A
Cummings (39)                                   Integrity Life Insurance Company
515 W. Market                                   since March 2000; Chief
Street                                          Financial Officer-Retail
Louisville, KY                                  Business Division of ARM from
40202                                           November 1996 to March 2000.





* Mr. Lindholm is an "interested person," as defined in the 1940 Act, by virtue of his position with ARM.


** There is no set term for Directors and officers. The table shows the number of years for which they have served as Director and/or officer of the Fund. *** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex, if any, as of June 30, 2002.

                                       28



SHARE OWNERSHIP



                AGGREGATE DOLLAR RANGE OF                                                 AGGREGATE DOLLAR
          AGGREGATE DOLLAR EQUITY SECURITIES IN THE                                        RANGE OF EQUITY
   ---------------------------------------------------------                              SECURITIES IN ALL
                HARRIS BRETALL                   GABELLI                                REGISTERED INVESTMENT
                SULLIVAN &      THIRD            LARGE              BARON              COMPANIES OVERSEEN
                SMITH EQUITY    AVENUE           CAP                SMALL                 BY DIRECTOR IN
                GROWTH           VALUE            VALUE              CAP                   FUND COMPLEX
                PORTFOLIO       PORTFOLIO       PORTFOLIO          PORTFOLIO


 NAME

INTERESTED
DIRECTOR:
John R.
Lindholm         $0             $10,001-        $0              $10,001-                       $10,001-
                                $50,000                         $50,000                        $50,000


INDEPENDENT
 DIRECTORS:

 William B.
  Faulkner      $0              $0              $0              $0                              $0
John Katz       $0              $0              $0              $0                              $0
Irvin W.
 Quesenberry,
 Jr.            $0              $0              $0              $0                              $0
Chris L. Mahai  $0              $0              $0              $0                              $0





The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director and his/her immediate family members, in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940
Act) the Manager or Distributor as of June 30, 2002.



                        NAME OF OWNERS
                      AND RELATIONSHIPS                          TITLE OF          VALUE OF     PERCENT OF
NAME OF DIRECTOR         TO DIRECTOR            COMPANY          CLASS             SECURITIES      CLASS

 -----                  ----------              -----             ------            --------    ---------

William B. Faulkner     None                    N/A              N/A                $ 0          0 %
John Katz               None                    N/A              N/A                $ 0          0 %
Irwin W. Quesenberry,   None                    N/A              N/A                $ 0          0 %
  Jr.
Chris L. Mahai          None                    N/A              N/A                $ 0          0 %






STANDING BOARD COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Fund - Audit and Nomination.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met two times during the fiscal year ended June 30, 2002.

                                       29



The Nominating Committee consists of all of the Independent Directors. This Committee will interview and recommend to the Board persons to be nominated for election as Directors by the Fund's shareholders and select and propose nominees for election by the Board between annual meetings. This Committee will not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the fiscal year ended June 30, 2002.

COMPENSATION

The Fund pays the Independent Directors fees for serving as Directors. During the fiscal year ended June 30, 2002, the Fund paid the Independent Directors a combined total of $52,500 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. Interested Directors receive no compensation from the Fund.

The following table sets forth for the fiscal year ended June 30, 2002, compensation paid by the Fund to the Independent Directors.



                        AGGREGATE            PENSION OR RETIREMENT
                        COMPENSATION         BENEFITS ACCRUED AS PART OF            TOTAL COMPENSATION
NAME OF DIRECTOR        FROM FUND               FUND EXPENSES                     FROM FUND PAID TO DIRECTORS
 ----------------       ---------               -------------                    ----------------------


William B. Faulkner     $13,500               None                                $13,500
 John Katz              $13,500               None                                $13,500
 Irvin W. Quesenberry,  $13,500               None                                $13,500
    Jr.
Chris L. Mahai          $12,000               None                                $12,000






CODE OF ETHICS. The Fund, the Manager, each Sub-Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the CODE). Persons subject to the Code may not purchase securities in which the Fund or the Portfolios may invest unless their purchases have been precleared in accordance with the Code and do not occur within certain black-out periods imposed under the Code.


SECTION 5. - PRINCIPAL HOLDERS OF SECURITIES

All of the outstanding shares of common stock of each Portfolio are owned by Integrity Life Insurance Company's Separate Account II and National Integrity Life Insurance Company's Separate Account II.

The address of the Administrative Office of Integrity Life Insurance Company is 515 West Market Street, Louisville, Kentucky 40202. The address of the Administrative Office of National Integrity Life Insurance Company is 15 Matthews Street, Suite 200, Goshen, NY 10924.


As of October 15, 2002, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.


                                       30


SECTION 6. - INVESTMENT ADVISORY AND OTHER SERVICES

Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202 (MANAGER), serves as investment manager to all the Portfolios of the Fund. Western & Southern, the parent of the Manager, is, together with the Manager, part of The Western-Southern Enterprise (R) (the ENTERPRISE), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of customers nationwide. (The Manager is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) As of June 30, 2002, the Enterprise owned and managed assets of approximately $28.1 billion and the Manager managed assets of approximately $1.9 billion (on a consolidated basis).

The Manager acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable.

Until April 4, 2000, Integrity Capital Advisors, Inc. served as investment manager to the Fund, when the management responsibilities were assumed by the Manager on the same terms and conditions. For the fiscal years ended June 30, 2000, 2001 and 2002 each Portfolio paid the Manager management fees in the amounts set forth below:



                                                MANAGEMENT FEE FOR FISCAL YEAR ENDED
                                                ------------------------------------
  PORTFOLIO                             JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
  --------                              -------------  -------------     -------------


HARRIS BRETALL SULLIVAN & Smith
  Equity Growth Portfolio               $ 291,766       $ 171,282       $ 348,422
Third Avenue Value Portfolio            $ 207,748       $ 159,863       $ 281,854
Gabelli Large Cap Value Portfolio       $ 177,505       $ 119,597       $ 127,703
Baron Small Cap Portfolio               $ 84,455        $ 58,345        $ 94,655




Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or Touchstone Securities Corporation, the Fund's distributor. General expenses of the Fund that are not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the Prospectus, expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):


                                       31


- filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of those registrations and qualifications;

-    taxes and governmental fees;

- expenses of setting in type and providing a camera-ready copy of prospectuses, statements of additional information and supplements, and reports and proxy materials for existing shareholders; and

- any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or a Portfolio.

The Manager has voluntarily limited the expenses of each Portfolio, other than for brokerage commissions and the management fee, to 0.50% of average net assets on an annualized basis. As of November 1, 2002, the Manager has agreed to voluntarily limit the expenses of each Portfolio, other than for brokerage commissions and the management fee, to 0.60% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 2000, 2001 and 2002, the Portfolios received reimbursements in the amounts set forth below:




                                          AMOUNT REIMBURSED FOR FISCAL YEAR ENDED

                                          ---------------------------------------
PORTFOLIO                               JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
---------                               -------------   -------------   -------------


Harris Bretall Sullivan & Smith
  Equity Growth                             --             --           $ 5,908
Portfolio Third Avenue
   Value Portfolio                          --         $14,262            --
Gabelli Large Cap Value Portfolio           --         $34,643          $32,575
Baron Small Cap Portfolio               $56,672        $86,353          $69,514




Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Manager, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.

The Management Agreement may be renewed from year to year after its initial two-year term so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund - the Manager, Sub-Advisers and Distributor." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of each respective Portfolio.


                                       32


In connection with the Sub-Advisory Agreement, the Sub-Adviser is obligated to keep certain books and records of the Fund and the Manager supervises each Sub-Adviser's performance. Each Sub-Adviser is paid by the Manager, not the Fund, in accordance with the schedule set forth in the Prospectus.

For the fiscal years ended June 30, 2000, 2001 and 2002, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:



PORTFOLIO                       JUNE 30, 2000      JUNE 30, 2001        JUNE 30, 2002
--------                        -------------      -------------        -------------


Harris Bretall Sullivan &
 Smith Equity Growth
   Portfolio                    $ 214,414          $179,548             $ 105,404
Third Avenue Value Portfolio*   $ 127,885          $ 98,377             $ 173,449
Gabelli Large Cap Value
  Portfolio*                    $ 128,198          $ 86,376             $ 92,230
Baron Small Cap
  Portfolio*                    $ 64,347           $ 44,453             $ 72,118




*Until October 31, 2000, the Portfolio's previous sub-adviser furnished investment advisory services.

Each Sub-Advisory Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.


The continuation of the Management Agreement and each Sub-Advisory Agreement was last approved by the Board, including all of the Independent Directors, on February 15, 2002, at an in-person meeting called for that purpose. Subsequently, the Sub-Adviser to the Third Avenue Value Portfolio advised the Fund that due to a proposed change of control of the Sub-Adviser, the Sub-Advisory Agreement would terminate. A new Sub-Advisory Agreement relating to the Third Avenue Value Portfolio was then approved by the Board, including all of the Independent Directors, on June 27, 2002, at a special, in-person meeting called for that purpose subject to the approval of shareholders at a special meeting to be held on September 26, 2002. Shareholders of the Portfolio approved the new Sub-Advisory Agreement at that special meeting. In approving the Management and Sub-Advisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board reviewed information derived from a number of sources that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services to be provided by the Manager and Sub-Advisers, the Board considered the performance of each Portfolio and of a peer group of investment companies pursuing broadly similar strategies. The Board also evaluated the division of responsibilities between the Manager and the Sub-Advisers, the performance of the Sub-Advisers. The Board reviewed the Sub-Advisers' use of brokers or dealers that provide research and other services to them.

With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information about the rates of compensation paid to investment advisers for funds generally comparable in character and investment


                                       33


strategy to the Portfolios. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Sub-Advisers, the performance of the Sub-Advisers and the Manager's profitability in providing services to the Portfolios.

In connection with its approval of the continuation of the Sub-Advisory Agreements, the Board considered that as part of the Manager's oversight responsibilities pursuant to the Management Agreement, the Manager (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement sub-adviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Board, a new sub-adviser that has distinguished itself by superior performance and (iv) oversees the continued performance of each Sub-Adviser.

In approving the new Sub-Advisory Agreement relating to the Third Avenue Value Portfolio, the Board took into account the material terms of the transaction involving the change of control and the fact that except for the ownership of the new Sub-Adviser and the effective date of the new Sub-Advisory Agreement, the material terms of the new Sub-Advisory Agreement, including the compensation payable thereunder, were the same as those of the prior Sub-Advisory Agreement. The Board also considered comparative fee and performance information, the potential benefits to the Portfolio from the continued employment of key personnel of the Sub-Adviser and the recommendation of the Manager.


COUNSEL. The law firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

CUSTODIAN. State Street KC, 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT. State Street KC also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

DISTRIBUTOR. Touchstone Securities Corporation, 311 Pike Street, Cincinnati, Ohio 45202 serves as distributor for shares of the Fund. Touchstone Securities Corporation receives no compensation for serving as distributor.


                                       34



SECTION 7. - PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for that particular Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with the brokers or dealers who, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Certain of the Sub-Advisers are affiliated with registered broker-dealers. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with affiliated broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No Portfolio may enter into a transaction with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid the following brokerage commissions with respect to each of the Portfolios:




                                                BROKERAGE COMMISSIONS PAID DURING THE FISCAL YEAR ENDED
                                                 -------------------------------------------------------
PORTFOLIO                                       JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
---------                                       -------------  -------------   -------------

Harris Bretall Sullivan & Smith
  Equity Growth Portfolio                       $ 32,104        $ 30,311        $ 17,986
Third Avenue Value Portfolio*                   $ 47,204        $ 124,925       $ 47,906
Gabelli Large Cap Value Portfolio*              $ 32,851        $ 57,285        $ 34,698
Baron Small Cap Portfolio*                      $ 24,142        $ 44,006        $ 19,291




*Until October 31, 2000, the Portfolio's previous Sub-Adviser furnished investment advisory services.


                                       35


For the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are (or were) affiliated persons of those Portfolios. Also presented below for the fiscal years ended June 30, 2000, 2001 and 2002 were the brokerage commissions paid to those broker-dealers as a percentage of the combined brokerage commissions paid by each Portfolio and as a percentage of the combined dollar amount of portfolio transactions involving the payment of commissions engaged in by that Portfolio.



                                FISCAL YEAR ENDED JUNE 30, 2000  FISCAL YEAR ENDED JUNE 30, 2001   FISCAL YEAR ENDED JUNE 30, 2002
                                -------------------------------  ------------------------------- -------------------------------
                                     BROKERAGE COMMISSIONS              BROKERAGE COMMISSIONS            BROKERAGE COMMISSIONS

                                                   AS A                              AS A                              AS A
                                                 PERCENTAGE                        PERCENTAGE                        PERCENTAGE
                                      AS A          OF                   AS A         OF                  AS A           OF
                                     PERCENTAGE   PORTFOLIO             PERCENTAGE  PORTFOLIO            PERCENTAGE   PORTFOLIO
                                       OF        TRANSACTIONS            OF       TRANSACTIONS             OF        TRANSACTIONS
AFFILIATED                    PAID   AGGREGATE    INVOLVING      PAID   AGGREGATE   INVOLVING    PAID    AGGREGATE    INVOLVING
BROKER-DEALER   PORTFOLIO     ($)    COMMISSION  COMMISSIONS      ($)   COMMISSION  COMMISSIONS   ($)    COMMISSION  COMMISSIONS

                ---------     ---     ---------- -----------      ---   ---------- ----------    ---     ---------- -----------


Baron Capital    Baron
Management       Small Cap
                 Portfolio
                   (b)        n/a     n/a        n/a            3,880       9%          --(a)    36      --(a)          --(a)

Wexford         Gabelli
Clearing        Large Cap
Services        Value
                Portfolio
                 (b)          n/a     n/a        n/a            46,852      82%        --(a)    33,608     97%          --(a)

MJ Whitman Co.  Third
                Avenue
                Value
                Portfolio     n/a     n/a        n/a            66,395      53%        --(a)    37,750     79%          --(a)


-----------------------------


     (a)  Less than 1%.

     (b) Until October 31, 2000, Phoenix/Zweig Advisers served as the Portfolio's Sub-Adviser.

Transactions in futures contracts are executed through futures commission merchants (FCMS) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers who provide them with research services (including statistical and economic data and market reports). A Portfolio may pay these broker-dealers commissions that are more than those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising a Portfolio. Information and research received from these brokers will be in addition to, and not instead of, the services required to be performed by each Sub-Adviser under the Sub-Advisory


                                       36


Agreements. The Portfolios may buy and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount, according to a formula deemed equitable to the Portfolio and the other account(s). While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, or on its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER. For reporting purposes, a Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Portfolio during the fiscal year. Securities that, at the time of purchase, were scheduled to mature in one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover results in greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Purchase, Redemption and Pricing of Shares" and "Taxation of the Fund."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thereby increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those that would apply to direct purchases or sales of portfolio securities.

SECTION 8. - PURCHASE, REDEMPTION, AND PRICING OF SHARES

The separate accounts of Integrity and National Integrity buy and sell shares of each Portfolio on each day on which the New York Stock Exchange (NYSE) is open for trading (a BUSINESS DAY). Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (generally 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period:


                                       37


- when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC;

- when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or

-    as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which generally is 4:00 p.m., Eastern Time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

SECTION 9. - TAXATION OF THE FUND

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify (or to continue to qualify) for treatment as a regulated investment company
(RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following:


                                       38



- the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT);


- at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer;

- at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and

- the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

As long as the Portfolio is qualified as a registered investment company, it won't be subject to federal income tax on the earnings that it distributes to shareholders.

Each Portfolio intends to comply with the asset diversification regulations prescribed by the U.S. Treasury Department under the Code. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulations.


The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies.


Dividends, interest and other income derived by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on that Portfolio's shares. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.


Since the only shareholders of the Portfolios will be Integrity and National Integrity separate accounts that fund variable annuity contracts, no discussion is set forth herein as to the federal income tax consequences at the shareholder level. Variable annuity contract holders should refer to the discussion concerning tax matters in the prospectus of their variable annuity contract.

The foregoing is only a general and abbreviated summary of some of the important federal income tax considerations currently in effect and applicable with respect to the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities or to describe any state, local or other tax considerations.


                                       39


SECTION 10. - CALCULATION OF PERFORMANCE DATA

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.


CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for total return with respect to a Portfolio's shares used herein includes four steps:

- adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;

- calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period;

-    assuming redemption at the end of the period; and

- dividing this account value for the hypothetical investor by the initial $1,000 investment.

Average annual total return is measured by annualizing total return over the period.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the total return, the average annual total return and yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the contracts.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS.

Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, including, but not limited to BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:


The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded


                                       40


on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.

Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.


                                       41



Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.


Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with:

- that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

-    IBC/Donoghue's Money Fund Report;

- other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI; or

- data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.

SECTION 11. - FINANCIAL STATEMENTS OF THE FUND

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP audits the financial statements prepared by Fund management on an annual basis and expresses an opinion on such financial statements based on their audits.


The Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, are incorporated in this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report at no charge by calling the Fund at 1-800-325-8583 or writing the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.


                                       42
                                                                  APPENDIX A
                               OPTIONS AND FUTURES

Certain Portfolios may use the following Hedging Instruments:

OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract under which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time before the expiration of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency upon payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement under which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.


                                       43


                                                                    APPENDIX B
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet


                                       44


     interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for


                                       45


     the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                    TOUCHSTONE VARIABLE SERIES TRUST

                      Touchstone International Equity Fund
                         Touchstone Emerging Growth Fund
                         Touchstone Small Cap Value Fund
                          Touchstone Growth/Value Fund
                        Touchstone Large Cap Growth Fund
                           Touchstone Enhanced 30 Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund
                            Touchstone Balanced Fund
                           Touchstone High Yield Fund
                              Touchstone Bond Fund
                         Touchstone Standby Income Fund
                          Touchstone Money Market Fund

                       Statement of Additional Information
                                   May 1, 2002
                          (As Revised May 16, 2002 and
                                January 16, 2003)

This Statement of Additional Information is not a Prospectus, but it relates to the Prospectus of Touchstone Variable Series Trust dated May 1, 2002.

Financial statements are incorporated by reference into this Statement of Additional Information from the Funds' most recent annual report.

You can get a free copy of the Prospectus of Touchstone Variable Series Trust or the Funds' most recent annual and semi-annual reports, request other information and discuss your questions about the Funds by contacting your financial advisor or Touchstone at:

                   Touchstone Variable Annuity Service Center
                                 Mail Station 74
                                  400 Broadway
                             Cincinnati, Ohio 45202
                            (800) 669-2796 (Press 2)
                         http://www.touchstonefunds.com

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission.

You can get text-only copies:

     For a fee by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102.
     Telephone:  202-942-8090.

     Free from the Commission's Internet website at http://www.sec.gov.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
The Trust and the Funds                                                        3

Description of the Funds and Their Investments and Risks                       3

Investment Restrictions                                                       23

Code of Ethics                                                                28

Management of the Trust                                                       29

Investment Advisory and Other Services                                        33

Brokerage Allocation and Other Practices                                      37

Capital Stock and Other Securities                                            38

Purchase, Redemption and Pricing of Shares                                    39

Taxation of the Funds                                                         39

Performance Information                                                       41

Financial Statements                                                          43

Appendix                                                                      44

                             THE TRUST AND THE FUNDS

     Touchstone Variable Series Trust (the "Trust") is composed of thirteen funds: International Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Growth/Value Fund, Large Cap Growth Fund, Enhanced 30 Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Bond Fund, Standby Income Fund and Money Market Fund (each, a "Fund" and collectively, the "Funds"). Each Fund (except the Growth/Value Fund) is an open-end, diversified, management investment company. The Growth/Value Fund is an open-end, non-diversified, management investment company. The Trust was formed as a Massachusetts business trust on November 9, 1994.

     Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund was referred to as a "Portfolio."

     Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Fund. The specific investments of each Fund are managed on a day-to-day basis by their respective portfolio advisers (collectively, the "Fund Sub-Advisors"). Integrated Fund Services, Inc. ("Integrated" or the "Administrator") serves as administrator and fund accounting agent to each Fund.

     The Prospectus, dated May 1, 2002, provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT GOALS

     The investment goal(s) of each Fund is described in the Prospectus. There can be no assurance that any Fund will achieve its investment goal(s).

INVESTMENT STRATEGIES AND RISKS

     The following provides additional information about the investment policies and types of securities which may be invested in by one or more Funds.

FIXED-INCOME AND OTHER DEBT INSTRUMENT SECURITIES

     Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by Standard & Poor's Corp. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

     Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "Additional Risks and Investment Techniques -- When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES

     Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

     The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

LOWER-RATED DEBT SECURITIES

     While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

     In considering investments for the Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Each Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RELATED INVESTMENT POLICIES

     No Fund may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Money Market may not invest more than 10% of its net assets in such securities. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless to do so would not be in the best interests of shareholders.

     Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% (10% in the case of the Money Market Fund) limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

     No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

     Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

     The Growth/Value Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers.

EMERGING MARKET SECURITIES

     Emerging Market Securities are securities that are issued by a company that
(i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The following Funds may invest in Emerging Market Securities:

     International Equity Fund - up to 15% of total assets, Emerging Growth Fund
     - up to 10% of total assets, Balanced Fund - up to 15% of total assets, and High Yield Fund.

     Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern

Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE

     Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

     So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

CURRENCY EXCHANGE RATES

     A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

OPTIONS

OPTIONS ON SECURITIES

     The respective Funds may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

     When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

     A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     Each Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

RELATED INVESTMENT POLICIES

     Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

     To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES

     Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

     Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

     Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

     When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

     Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES

     Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

     To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

     Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES

     Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS

     Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

     A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

     The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The successful use of such instruments draws upon the Fund Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Fund Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS

     A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Fund Sub-Advisor may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although each applicable Fund Sub-Advisor believes that use of such contracts will benefit the respective Fund, if the Fund Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

     Each Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

FUTURES CONTRACTS AND RELATED OPTIONS

     Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

     No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

     A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

     A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS

     Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments.

     The Growth/Value Fund and the Money Market Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

LENDING OF FUND SECURITIES

     By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

     Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% (except for the Large Cap Growth Fund) of a Fund's assets taken at value. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

     It is the present intention of the Large Cap Growth Fund to limit the amount of loans of portfolio securities to no more than 25% of the Fund's net assets.

DERIVATIVES

     The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Funds may use and some of their associated risks is found below.

ADRS, ADSS, EDRS AND CDRS

     ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES

     Each Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

     Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

STRIPPED MORTGAGE-RELATED SECURITIES

     These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

     Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

     The Growth/Value Fund may also purchase Coupons Under Book Entry Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

     STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth/Value Fund will limit its investment in such instruments to 20% of its total assets.

ZERO COUPON SECURITIES

     Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

     These instruments will be considered illiquid securities and so will be limited, along with a Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

SWAP AGREEMENTS

     To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

     In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

     In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

     All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

CUSTODIAL RECEIPTS

     Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS

     Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below. Also see "Borrowings" below.

COVERED DOLLAR ROLLS

     The Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

     In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund's investment limitations on borrowings. See "Borrowing" and "Investment Restrictions".

     The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities. If the counterparty to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

BORROWING

     Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. In addition, the Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowing by the Fund. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, for temporary or emergency purposes. The Fund will not purchase any security while outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above.

TEMPORARY INVESTMENTS

     For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

     In addition, for the same purposes the Fund Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality. Each Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

INITIAL PUBLIC OFFERINGS (IPOS)

     An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product.

CONVERTIBLE SECURITIES

     Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

     While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

REAL ESTATE INVESTMENT TRUSTS

     The Growth & Income Fund may invest in REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

     The Growth & Income Fund may invest up to 5% of its total assets in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

OTHER INVESTMENT COMPANIES

     The Funds reserve the right to invest in the securities of other investment companies including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depository Receipts ("SPDRs"), business development companies and small business investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

ASSET COVERAGE

     To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS

     Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Growth/Value Fund and the Large Cap Growth Fund may purchase warrants and rights, provided that neither Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

VARIABLE AND FLOATING RATE SECURITIES

     The Growth/Value Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

RATING SERVICES

     The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectuses is set forth in the Appendix.

                             INVESTMENT RESTRICTIONS

     FUNDAMENTAL POLICIES. The "fundamental policies" of each Fund may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

     NONFUNDAMENTAL OPERATING POLICIES. Each Fund (or the Trust, on behalf of each Fund) has adopted additional restrictions as a matter of "operating policy." These restrictions are nonfundamental and are changeable by the Board of Trustees without a shareholder vote.

THE FOLLOWING FUNDAMENTAL POLICIES ARE APPLICABLE TO ALL FUNDS:

     Each Fund may not:

     (1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

     (2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

     (3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

     (4) purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

     (6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

     (7) make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO ALL FUNDS EXCEPT THE EMERGING GROWTH FUND, THE LARGE CAP GROWTH FUND, THE GROWTH/VALUE FUND AND THE MONEY MARKET FUND.

     The Fund may not:

(i) INTERNATIONAL EQUITY FUND, SMALL CAP VALUE FUND, ENHANCED 30 FUND, VALUE PLUS FUND, GROWTH & INCOME FUND, BALANCED FUND, HIGH YIELD FUND AND STANDBY INCOME FUND - borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

(ii) BOND FUND ONLY - except for the use of reverse repurchase agreements and covered dollar rolls, borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.

(iii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, covered dollar rolls and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iv) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(v) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(vi) invest for the purpose of exercising control or management;

(vii) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(viii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations ("NRSRO'S") and the Fund's Board of Trustees have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund's Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund's Board of Trustees;

(ix) invest more than 10% of the Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid in accordance with guidelines approved by the Fund's Board of Trustees);

(x) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(xi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

(xii) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

(xiii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE EMERGING GROWTH FUND.

(i) The Emerging Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE LARGE CAP GROWTH FUND AND THE GROWTH/VALUE FUND.

(i) The Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto;

(ii) The Fund does not currently intend to invest in companies for the purpose of exercising control;

(iii) The Fund does not currently intend to make short sales of securities; and

(iv) The Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company or to invest more than 10% of the value of its total assets in securities of other investment companies.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE GROWTH/VALUE FUND.

(i) The Growth/Value Fund does not currently intend to issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques. The Growth/Value Fund does not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in the operating policy related to borrowings below. The Growth/Value Fund does not currently intend to mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

(ii) The Growth/Value Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. The Growth/Value Fund also does not currently intend to make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Growth/Value Fund does not currently intend to purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

(iv) The Growth/Value Fund does not currently intend to purchase, hold or deal in commodities and does not currently intend to invest in oil, gas or other mineral explorative or development programs. The Growth/Value Fund also does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in this Statement of Additional Information.

(v) The Growth/Value Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

(vi) The Growth/Value Fund does not currently intend to purchase oil, gas or other mineral leases, rights or royalty contracts.

(vii) The Growth/Value Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

(viii) The Growth/Value Fund does not currently intend to purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE LARGE CAP GROWTH FUND.

(i) The Large Cap Growth Fund does not currently intend to issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

(ii) The Large Cap Growth Fund does not currently intend to purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions).

(iii) The Large Cap Growth Fund does not currently intend to pledge, mortgage or hypothecate its assets except in connection with borrowings described in the operating policy related to borrowings below.

(iv) The Large Cap Growth Fund does not currently intend to borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(v) The Large Cap Growth Fund does not currently intend to purchase, hold or deal in real estate, including real estate limited partnerships.

(vi) The Large Cap Growth Fund does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures.

(vii) The Large Cap Growth Fund does not currently intend to make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

(viii) The Large Cap Growth Fund does not currently intend to purchase oil, gas or other mineral leases or exploration or development programs.

(ix) The Large Cap Growth Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the 1940 Act).

(x) The Large Cap Growth Fund does not currently intend to purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

(xi) The Large Cap Growth Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

(xii) The Large Cap Growth Fund does not currently intend to purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE MONEY MARKET FUND.

(i) The Money Market Fund does not currently intend to issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

(ii) The Money Market Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Money Market Fund does not currently intend to make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Money Market Fund does not currently intend to purchase, hold or deal in real estate.

(iv) The Money Market Fund does not currently intend to purchase, hold or deal in commodities.

(v) The Money Market Fund does not currently intend to engage in the purchase or sale of put or call options.

(vi) The Money Market Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

(vii) The Money Market Fund does not currently intend to invest in oil, gas or other mineral explorative or development programs.

(viii) The Money Market Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

(ix) The Money Market Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

(x) The Money Market Fund does not currently intend to invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in securities of banks. Currently, the Securities and Exchange Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities. The Money Market Fund does not consider utilities or companies engaged in finance generally to be one industry.

Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(xi) The Money Market Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

(xii) The Money Market Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

(xiii) The Money Market Fund does not currently intend to purchase securities or evidence of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

(xiv) The Money Market Fund does not currently intend to make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.


                                 CODE OF ETHICS

     The Trust, the Advisor and the Fund Sub-Advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust.

     The names, ages, addresses, present position(s) with the Trust, principal occupation(s) for the past 5 years and other directorships held outside the fund complex for each Trustee and principal officer of the Trust are set forth in the following table:

TRUSTEES OF THE TRUST

INTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 FUNDS
                          CURRENT        TERM OF                                                OVERSEEN
                        POSITION(S) OFFICE1 AND WITHIN THE OTHER DIRECTORSHIPS
HELD
   NAME/ADDRESS/        WITH TRUST   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING LAST 5      FUND      BY THE TRUSTEE OUTSIDE
        AGE                              SERVED                        YEARS                    COMPLEX3           THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett2         Trustee      From December   Chairman of the Board, President and         31     Director of The Andersons
Trustee                               2000 until      Chief Executive Officer of The Western              Inc., Convergys
The Western and                       retirement at   and Southern Life Insurance Company and             Corporation and Fifth
Southern Life                         age 75 or       Western-Southern Life Assurance                     Third Bancorp.
Insurance Company                     until           Company; Director and Vice Chairman of              He is also a Trustee of
400 Broadway                          resignation,    Columbus Life Insurance Company;                    Touchstone Strategic
Cincinnati, OH                        removal or a    Director of Eagle Realty Group, Inc.,               Trust, Touchstone
Age: 52                               successor is    and Chairman of Fort Washington                     Investment Trust and
                                      duly elected.   Investment Advisors, Inc.                           Touchstone Tax-Free
------------------------------------------------------------------------------------------------------------------------------------

                                       29

------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder2        Trustee and  From February   President and a director of IFS              32     Director of LaRosa's (a
Touchstone Advisors,     President    1999 - June     Financial Services, Inc. (a holding                 restaurant chain).  She
Inc.                                  1999. From      company), Touchstone Advisors, Inc. (the            is also a Trustee of
221 East Fourth Street                December 2000   Trust's investment advisor) and                     Touchstone Strategic
Cincinnati, OH                        - Present       Touchstone Securities, Inc. (the Trust's            Trust, Touchstone
Age: 46                               until           distributor).  She is Senior Vice                   Investment Trust and
                                      retirement at   President of The Western and Southern               Touchstone Tax-Free Trust.
                                      age 75 or       Life Insurance Company and a director of
                                      until           Capital Analysts Incorporated (a
                                      resignation,    registered investment advisor and
                                      removal or a    broker-dealer), Integrated Fund
                                      successor is    Services, Inc. (the Trust's
                                      duly elected.   administrator and transfer agent) and
                                                      IFS Fund Distributors, Inc. (a
                                                      registered broker-dealer). She is also
                                                      President and a director of IFS Agency
                                                      Services, Inc. (an insurance agency),
                                                      IFS Insurance Agency, Inc. and Fort
                                                      Washington Brokerage Services, Inc. (a
                                                      registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster  II   Trustee      From December   Retired Senior Partner of Frost Brown        32     Director of Consolidated
c/o Touchstone                        2000 until      Todd LLC (a law firm).                              Health Services, Inc.  He
Advisors, Inc.                        retirement in                                                       is also a Trustee of
221 East Fourth Street                2005 or until                                                       Touchstone Strategic
Cincinnati, OH                        resignation,                                                        Trust, Touchstone
Age: 68                               removal or a                                                        Investment Trust and
                                      successor is                                                        Touchstone Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee      From December   Retired Vice President of The Procter &      32     Director of LCA-Vision (a
c/o Touchstone                        1999 until      Gamble Company. A Trustee of The Procter            laser vision correction
Advisors, Inc.                        retirement at   & Gamble Profit Sharing Plan and the                company).  He is also a
221 East Fourth Street                age 75 or       Procter & Gamble Employee Stock                     Trustee of Touchstone
Cincinnati, OH                        until           Ownership Plan.                                     Strategic Trust,
Age: 73                               resignation,                                                        Touchstone Investment
                                      removal or a                                                        Trust and Touchstone
                                      successor is                                                        Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      From July 1994  President an Chief Executive Officer of      32     Director of the Federal
c/o Touchstone                        until           Cox Financial Corp. (a financial                    Reserve Bank of
Advisors, Inc.                        retirement at   services company).                                  Cleveland; Broadwing,
221 East Fourth Street                age 75 or                                                           Inc. (a communications
Cincinnati, OH                        until                                                               company); and Cinergy
Age: 54                               resignation,                                                        Corporation (a utility
                                      removal or a                                                        company).  He is also a
                                      successor is                                                        Trustee of Touchstone
                                      duly elected.                                                       Strategic Trust,
                                                                                                          Touchstone Investment
                                                                                                          Trust and Touchstone
                                                                                                          Tax-Free Trust.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      From December   Principal of HJL Enterprises (a              32     Trustee of Touchstone
c/o Touchstone                        2000 until      privately held investment company);                 Strategic Trust,
Advisors, Inc.                        retirement at   Chairman of Crane Electronics, Inc. (a              Touchstone Investment
221 East Fourth Street                age 75 or       manufacturer of electronic connectors).             Trust and Touchstone
Cincinnati, OH                        until                                                               Tax-Free Trust.
Age: 63                               resignation,
                                      removal or a
                                      successor is
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson       Trustee      From December   President of Orchem, Inc. (a chemical        32     Director of Countrywide
c/o Touchstone                        2000 until      specialties distributor), Orpack Stone              Credit Industries, Inc.
Advisors, Inc.                        retirement at   Corporation (a corrugated box                       (a mortgage company).  He
221 East Fourth Street                age 75 or       manufacturer) and ORDMS (a solution                 is also a Trustee of
Cincinnati, OH                        until           planning firm).                                     Touchstone Strategic
Age: 63                               resignation,                                                        Trust, Touchstone
                                      removal or a                                                        Investment Trust and
                                      successor is                                                        Touchstone Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------

                                       30

------------------------------------------------------------------------------------------------------------------------------------
Robert               E.  Trustee      From July 1994  Retired Partner and Director of KPMG LLP     32     Trustee of Tri-Health,
Stautberg                             until           (a certified public accounting firm).               Inc., Good Samaritan
c/o Touchstone                        retirement at   He is Vice President of St. Xavier High             Hospital and Bethesda
Advisors, Inc.                        age 75 or       School.                                             Hospital.  He is also a
221 East Fourth Street                until                                                               Trustee of Touchstone
Cincinnati, OH                        resignation,                                                        Strategic Trust,
Age: 67                               removal or a                                                        Touchstone Investment
                                      successor is                                                        Trust and Touchstone
                                      duly elected.                                                       Tax-Free Trust.
------------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.
2 Mr. Barrett and Ms. McGruder are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with The Western and Southern Life Insurance Company and IFS Financial Services, Inc., respectively. Touchstone Advisors, Inc. (the "Advisor") serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly owned subsidiary of The Western and Southern Life Insurance Company.
3 The Touchstone Family of Funds consists of thirteen series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust.


PRINCIPAL OFFICERS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF           OTHER
                                                                                                      FUNDS         DIRECTORSHIPS
                           CURRENT         TERM OF                                                  OVERSEEN         HELD BY THE
                         POSITION(S)     OFFICE1 AND                                               WITHIN THE          TRUSTEE
     NAME/ADDRESS/        WITH TRUST   LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING LAST 5       FUND              OUTSIDE
          AGE                              SERVED                         YEARS                      COMPLEX           THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          President    From June 2000   See information under "interested              N/A                 N/A
                                       for an           trustees"
                                       indefinite
                                       term or until
                                       a successor is
                                       duly elected
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Maryellen Peretzky       Vice          From June 2000   Senior Vice President and Secretary of         N/A                 N/A
Touchstone Advisors,     President     for an           Fort Washington Brokerage Services,
Inc.                                   indefinite       Inc., Integrated Fund Services, Inc. and
221 East Fourth Street                 term or until    IFS Fund Distributors, Inc. She is
Cincinnati, OH                         a successor is   Assistant Secretary of Fort Washington
Age: 49                                duly elected     Investment Advisors, Inc.
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft     Controller    From June 2000   Senior Vice President, Chief Financial         N/A                 N/A
Touchstone Advisors,                   for an           Officer and Treasurer of Integrated Fund
Inc.                                   indefinite       Services, Inc.,  IFS Fund Distributors,
221 East Fourth Street                 term or until    Inc. and Fort Washington Brokerage
Cincinnati, OH                         a successor is   Services, Inc. She is Chief Financial
Age: 39                                duly elected     Officer of IFS Financial Services, Inc.,
                                       and qualified.   Touchstone Advisors, Inc. and Touchstone
                                                        Securities, Inc. and Assistant Treasurer
                                                        of Fort Washington Investment Advisors,
                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart       Treasurer     From December    President of Integrated Fund Services,         N/A                 N/A
Touchstone Advisors,                   2000 for an      Inc. From 1998 until 2000, he was a
Inc.                                   indefinite       Director, Transfer Agency and Mutual
221 East Fourth Street                 term or until    Fund Distribution for Nationwide
Cincinnati, OH                         a successor is   Advisory Services, Inc. From 1990 until
Age: 39                                duly elected     1998, he was Vice President, Client
                                       and qualified.   Services for BISYS Fund Services.
------------------------------------------------------------------------------------------------------------------------------------

                                       31

------------------------------------------------------------------------------------------------------------------------------------
Tina D. Hosking          Secretary     From June 2000   Vice President and Managing Attorney of        N/A                 N/A
Touchtone Advisors,                    for an           Integrated Fund Services, Inc. and IFS
Inc. indefinite Fund Distributors, Inc. 221 East Fourth Street term or until
Cincinnati, OH a successor is Age: 33 duly elected
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------

1 Officers are elected to hold such offices until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were four Audit Committee meetings in the fiscal year ended December 31, 2001.

Messrs. Coleman, Cox and Robertson are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. There were four Valuation Committee meetings in the fiscal year ended December 31, 2001.

Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. There were no Nominating Committee meetings in the fiscal year ended December 31, 2001.

TRUSTEES' OWNERSHIP IN FUNDS

The following table reflects the Trustees' beneficial ownership as of December 31, 2001:

                                 Dollar Range of          Aggregate Dollar
                                 ---------------          ----------------
                               Equity Securities in      Range of Shares in
                               --------------------      ------------------
                               Touchstone Variable      the Touchstone Family
                               -------------------      ---------------------
                                   Series Trust          of Funds Complex(2)
                                   ------------          -------------------

John F. Barrett                        None              $50,001 - $100,000
J. Leland Brewster II                  None               $10,001 - $50,000
William O. Coleman                     None                 $0 - $10,000
Phillip R. Cox                         None                     None
H. Jerome Lerner                       None                 Over $100,000
Jill T. McGruder                       None                 Over $100,000
Oscar P. Robertson                     None                     None
Robert E. Stautberg                    None               $10,001 - $50,000

The following table reflects the Trustees fees paid for the year ended December 31, 2001 (during which period the Trustees received an annual fee of $5,000 plus $1,000 per meeting attended.)

TRUSTEES' COMPENSATION TABLE

                              Trustees'          Deferred        Total Trustees'
                              ---------          --------        ---------------
                            Compensation       Compensation        Compensation
                            ------------       ------------        ------------
                              from the            Accrued         from the Trust
                              --------            -------         --------------
                               Trust           From Trust(1)      and the Fund
                               -----           -------------      ------------
                                                                      Complex(2)
                                                                    ----------

J. Leland Brewster II          $5,125              $3,630             $20,500
William O. Coleman             $5,688              $4,029             $22,750
Phillip R. Cox                 $5,813                --               $23,250
H. Jerome Lerner               $4,938                --               $19,750
Oscar P. Robertson             $5,000              $3,542             $20,000
Robert E. Stautberg            $5,938              $4,083             $23,750

(1) Effective January 1, 2001, each Trustee who is not an interested person of the Trust (an "Independent Trustee") is eligible to participate in the Touchstone Trustee Deferred Compensation Plan which allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended December 31, 2001 is as follows: J. Leland Brewster II - $14,521, William O. Coleman - $16,115, Oscar P. Robertson - $14,167 and Robert E. Stautberg - $16,333.
(2) The Touchstone family of funds consists of thirteen series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust. Each Trustee, except Mr. Barrett, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

Under a deferred compensation plan (the "Plan") effective January 1, 2001, Independent Trustees may defer receipt of a portion of their annual fees. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee.

     As of April 2, 2002, the Trustees and officers of the Trust did not own shares in any Fund or the Trust (all series taken together).

CONTROL PERSONS

     As of April 2, 2002, (i) Separate Account 1 of Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLAC"), was the record owner of 76.25% of the outstanding shares of the Growth & Income Fund, 46.02% of the outstanding shares of the Bond Fund, 77.43% of the outstanding shares of the Emerging Growth Fund, 96.09% of the outstanding shares of the International Equity Fund, 90.18% of the outstanding shares of the Balanced Fund, 76.32% of the outstanding shares of the Standby Income Fund, 82.87% of the outstanding shares of the Value Plus Fund, 13.68% of the outstanding shares of the Small Cap Value Fund, 84.63% of the outstanding shares of the High Yield Fund, 15.54% of the outstanding shares of the Enhanced 30 Fund, 20.91% of the Growth/Value Fund, and 16.36% of the Money Market Fund; (ii) WASLIC Company II, 500 Scranton Christiana Road, Newark, Delaware 19713, a Delaware corporation, was the record owner of 82.10% of the outstanding shares of the Small Cap Value Fund, 13.49% of the outstanding shares of the High Yield Fund, 83.20% of the outstanding shares of the Enhanced 30 Fund, and 48.70% of the Large Cap Growth Fund ; (iii) Separate Account A of The Western and Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLIC"), was record owner of 23.14% of the outstanding shares of the Growth and Income Fund, 47.87% of the outstanding shares of the Bond Fund, 12.14% of the outstanding shares of the Value Plus Fund, and 46.85% of the outstanding shares of the Large Cap Growth Fund; (iv) Integrity Life Insurance Company, 515 W. Market Street, Louisville, Kentucky, was record owner of 10.66% of the outstanding shares of the Money Market Fund and 8.98% of the outstanding shares of the Growth Value Fund; and (v) WSLAC was the record owner of 19.21% of the outstanding shares of the Emerging Growth Fund, 6.13% of the outstanding shares of the Balanced Fund, 20.39% of the outstanding shares of the Standby Income Fund, 68.04% of the outstanding shares of the Growth/Value Fund, and 70.60% of the outstanding shares of the Money Market Fund. WSLAC and Integrity Life Insurance Company are wholly owned subsidiaries of WSLIC. Because it is the owner of record of more than 25% of the Fund's outstanding shares as of April 2, 2002, Separate Account 1 of WSLAC may be deemed to control the Growth & Income Fund, the Bond Fund, the Emerging Growth Fund, the International Equity Fund, the Balanced Fund, the Standby Income Fund, the Value Plus Fund and the High Yield Fund, WASLIC Company II may be deemed to control the Small Cap Value Fund, the Enhanced 30 Fund and the Large Cap Growth Fund,

Separate Account A of WSLIC may be deemed to control the Bond Fund and the Large Cap Growth Fund and WSLAC may be deemed to control the Growth/Value Fund and the Money Market Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     Touchstone Advisors provides service to each Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Fund Sub-Advisor, reviewing and evaluating the performance of each Fund Sub-Advisor and determining whether or not any Fund Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     The Advisory Agreement is terminable, with respect to a Fund without penalty on not more than 60 days' nor less than 30 days' written notice by (1) the Trust when authorized either by (a) in the case of a Fund, a majority vote of the Fund's shareholders or (b) a vote of a majority of the Board of Trustees or (2) the Advisor. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     In considering whether to approve the continuation of the Advisory Agreement between the Trust and the Adviser, the Board of Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Independent Trustees to make the determination that continuance of the Advisory Agreement was in the best interest of each Fund and its shareholders. In re-approving the Advisory Agreement, and in evaluating the fairness of the compensation to be received by the Adviser pursuant to the Agreement, the Board considered the overall quality of the Adviser's services in light of the fees paid by the Funds. Specifically, the Board's analysis focused on: (1) the nature and quality of services to be performed for the Funds; (2) the costs of providing services to the Funds; (3) comparative information on fees and expenses borne by other funds; (4) comparative funds' performance and other competitive factors; and (5) the existence of economies of scale that might be reflected in fee rates or schedules by means of breakpoints or other measures. In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Funds and met separately with the Independent Trustees to discuss this matter.

     The Trust and Touchstone Advisors have applied to the SEC for an exemptive order that, if granted, will permit the Trust or Touchstone Advisors, under certain circumstances, to select or change investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of the Fund will be notified of any changes in its sub-advisor.

     The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

     For the periods indicated, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of each Fund.

                                                For the           For the           For the
                             Advisory Fee         Year              Year              Year
                                 Rate            Ended             Ended             Ended
Advisory Fees                                   12/31/01          12/31/00          12/31/99
                            --------------    ------------      ------------      ------------
International Equity Fund        0.95%          $208,114          $349,024          $326,334
Emerging Growth Fund             0.80%          $293,271          $317,955          $249,804
Small Cap Value Fund             0.80%          $ 79,639          $102,559          $ 56,215     (a)
Growth/Value Fund                1.00%          $ 34,253            N/A               N/A        (c)
Large Cap Growth Fund            0.75%          $ 39,323            N/A               N/A        (c)
Enhanced 30 Fund                 0.65%          $ 75,435          $ 80,920          $ 49,247     (a)
Value Plus Fund                  0.75%          $ 51,558          $ 50,525          $ 53,453
Growth & Income Fund             0.80%          $345,077          $450,219          $593,584     (b)
Balanced Fund                    0.80%          $244,148          $268,744          $323,935
High Yield Fund                  0.50%          $105,765          $ 91,933          $ 59,450     (a)
Bond Fund                        0.55%          $186,182          $182,029          $209,984     (b)
Standby Income Fund              0.25%          $ 55,960          $ 65,146          $ 70,038
Money Market Fund                0.50%          $ 20,618            N/A               N/A        (c)

(a) For the period 5/1/99 (inception) to 12/31/99 (b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund commenced operations on May 1, 2001

     The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Fund's expense cap (the "Expense Cap"). Each Fund's Expense Cap is as follows: International Equity Fund - 1.25%; Emerging Growth Fund - 1.15%; Small Cap Value Fund - 1.00%; Growth/Value Fund - 1.10%, Large Cap Growth Fund - 0.95%, Enhanced 30 Fund - 0.75%; Value Plus Fund
- 1.15%; Growth & Income Fund - 0.85%; Balanced Fund - 0.90%; High Yield Fund - 0.80%; Bond Fund - 0.75%; Standby Income Fund - 0.50%; and Money Market Fund - 0.60%. With respect to any Fund other than the High Yield Fund, an Expense Cap may be terminated with respect to a Fund upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after December 31, 2002. With respect to the High Yield Fund, an Expense Cap may be terminated upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after April 30, 2004. The Advisor has further agreed to waive its sponsor fee with respect to the High Yield Fund until June 28, 2003. The Advisor waived all fees under the Sponsor Agreement through December 31, 2001. In addition to waiving its fees under the Sponsor Agreement, for the periods indicated, the Advisor reimbursed each Fund the following amounts:

                                 For the          For the          For the
                                   Year             Year             Year
                                  Ended            Ended            Ended
Fees Reimbursed                  12/31/01         12/31/00         12/31/99
                               ------------     ------------     ------------

International Equity Fund        $165,925         $115,014         $133,659
Emerging Growth Fund               N/A            $     --         $ 18,047
Small Cap Value Fund             $ 95,831         $ 82,998         $ 57,768  (a)
Growth/Value Fund                $ 58,323           N/A              N/A     (c)
Large Cap Growth Fund            $ 59,575           N/A              N/A     (c)
Enhanced 30 Fund                 $ 96,890         $ 89,981         $ 61,666  (a)
Value Plus Fund                  $ 61,101         $ 54,478         $ 73,108
Growth & Income Fund             $132,393         $135,332         $169,442  (b)
Balanced Fund                    $ 99,446         $ 88,713         $100,004

High Yield Fund                  $ 80,143         $ 77,000         $ 52,269  (a)
Bond Fund                        $ 48,329         $ 46,231         $ 46,629  (b)
Standby Income Fund              $ 58,242         $ 45,163         $ 48,355
Money Market Fund                $ 62,945           N/A              N/A     (c)

(a) For the period 5/1/99 (inception) to 12/31/99 (b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund commenced operations on May 1, 2001

FUND SUB-ADVISORS

     The Advisor has, in turn, entered into a portfolio advisory agreement (each, a "Fund Agreement") with each Fund Sub-Advisor selected by the Advisor for a Fund. Under the direction of the Advisor and, ultimately, of the Board of Trustees, each Fund Sub-Advisor is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund).

     Each Fund Sub-Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

     The Trust's Prospectus contains a description of fees payable to each Fund Sub-Advisor for the services it provides under each Fund Agreement.

ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

     For the year ended December 31, 2001, Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, served as administrator, fund accounting agent, custodian and transfer agent for the Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.

     As administrator and fund accounting agent, Investors Bank provided, on behalf of the Trust and its Funds, accounting, clerical and bookkeeping services; the daily calculation of net asset values and unit values; corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the Securities and Exchange Commission. Investors Bank also provided personnel to serve as certain officers of the Trust.

     As custodian, Investors Bank holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. As transfer agent, Investors Bank was responsible for the issuance and redemption of shares and the establishment and maintenance of shareholder accounts for the Trust and its Portfolios.

     For its services as administrator and fund accounting agent, the Trust paid fees to Investors Bank, which were computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

     As of March 17, 2002, Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as administrator, accounting agent and transfer agent to the Trust. Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated is an affiliate of the Advisor, certain Fund Sub-Advisors and Touchstone by reason of common ownership.

     For its services as administrator and accounting agent, the Trust pays fees to Integrated that are computed daily and paid monthly. Such fees equal, in the aggregate, 0.10% on an annual basis of the average daily net assets of all of the Funds for which Integrated acts as administrator, accounting agent up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

     The Funds incurred and paid to Investors Bank the following custody, administration and fund accounting fees for the periods indicated:

                                 For the          For the           For the
                                  Year              Year              Year
                                  Ended            Ended             Ended
Administration Fees              2/31/01  *       12/31/00  *      12/31/99  *
                               ------------     ------------     ------------

International Equity Fund        $196,523         $197,435         $193,206
Emerging Growth Fund             $ 86,304         $ 90,002         $ 90,100
Small Cap Value Fund             $ 99,482         $ 95,460         $ 57,676  (a)
Growth/Value Fund                $ 54,056           N/A              N/A     (c)
Large Cap Growth Fund            $ 60,692           N/A              N/A     (c)
Enhanced 30 Fund                 $ 90,735         $ 88,823         $ 54,056  (a)
Value Plus Fund                  $ 78,780         $ 75,880         $ 86,513
Growth & Income Fund             $ 95,949         $ 99,594         $126,012  (b)
Balanced Fund                    $ 92,717         $ 85,159         $ 89,865
High Yield Fund                  $ 92,986         $ 89,043         $ 55,339  (a)
Bond Fund                        $ 77,343         $ 77,106         $ 78,266  (b)
Standby Income Fund              $ 88,322         $ 82,846         $ 81,490
Money Market Fund                $ 58,707           N/A              N/A     (c)

* Amounts include custody fees (a) For the period 5/1/99 (inception) to 12/31/99
(b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund had not commenced operations as of May 1, 2001

COUNSEL AND INDEPENDENT AUDITORS

     Frost Brown Todd, LLC, 2200 PNC Center, 201 East Fifth Street, Cincinnati, OH 45202-4182, serves as counsel to the Trust. Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, OH 45202, serves as independent auditors of the Trust and each Fund, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     The Fund Sub-Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Fund Sub-Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Fund Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     The Fund Sub-Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Fund Sub-Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Fund Sub-Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     The Fund Sub-Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Fund Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.

     Consistent with the policy stated above, the Rules of Conduct of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust or the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Fund Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Fund Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Fund Sub-Advisor's staff. Such information may be useful to the Fund Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Fund Sub-Advisor in connection with the Funds. Conversely, such information provided to the Fund Sub-Advisor by brokers and dealers through whom other clients of the Fund Sub-Advisor effect securities transactions may be useful to the Fund Sub-Advisor in providing services to the Funds.

     In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

COMMISSIONS

     The Funds paid the following brokerage commissions for the periods indicated:

                                  For the          For the          For the
                                   Year             Year             Year
                                   Ended            Ended            Ended
Commissions                      12/31/01         12/31/00         12/31/99
                               ------------     ------------     ------------

International Equity Fund        $106,756         $140,267         $214,599
Emerging Growth Fund             $ 66,958         $ 67,521         $ 65,019
Small Cap Value Fund             $ 28,305         $ 79,045         $ 53,699  (a)
Growth/Value Fund                $ 11,511            N/A              N/A    (c)
Large Cap Growth Fund            $ 16,642            N/A              N/A    (c)
Enhanced 30 Fund                 $  2,424         $  6,420         $ 13,850  (a)
Value Plus Fund                  $  9,543         $  9,628         $ 20,538
Growth & Income Fund             $115,911         $117,824         $100,021  (b)

Balanced Fund                    $ 43,960         $ 41,347         $ 74,011
High Yield Fund                      -                -                -     (a)
Bond Fund                            -            $  1,548         $    500  (b)
Standby Income Fund                  -                -                -
Money Market Fund                    -               N/A              N/A    (c)

(a) For the period 5/1/99 (inception) to 12/31/99 (b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund had not commenced operations as of May 1, 2001

                       CAPITAL STOCK AND OTHER SECURITIES

     Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

     Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

OFFERING PRICE

     Shares of the Funds are offered at NAV (as defined in the Prospectus).

VALUATION OF SECURITIES

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

     The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

REDEMPTION IN KIND

     Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                              TAXATION OF THE FUNDS

     The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

     As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

FOREIGN TAXES

     Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary.

     If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the investing entities' shareholders and such investing entities' shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such investor will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

     The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

FOREIGN INCOME TAXES: Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Funds' assets to be invested within various countries is not known. Plus, a Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if a Fund meets certain requirements. These requirements of a Fund include:

     o qualification as a regulated investment company; o satisfaction of certain distribution requirements; and o more than 50% of the value of that Fund's assets at the close of the taxable year must consist of stocks or securities of foreign corporations.

     If a Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

INTERNATIONAL EQUITY FUND: The International Equity Fund is expected to qualify for and elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes in most of its taxable years (but not necessarily all).

     >> SPECIAL TAX CONSIDERATION: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

DISTRIBUTIONS

     Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

     A Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable in 2002 and 2003 to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

     The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

TAXATION OF VARIABLE CONTRACTS

     For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

     Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

     Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements.

                             PERFORMANCE INFORMATION

     From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

YIELD:

     Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended December 31, 2001, the Fund's yields were as follows:

     Balanced Fund 2.28%, High Yield Fund 10.95% and Standby Income Fund 2.68%.

     The Standby Income Fund's 7-day yield for the period ended December 31, 2001 was 2.69%.

TOTAL RETURN:

     A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance.

Average Annual                                                      Since         Inception
Total Return                       One Year       Five Years      Inception          Date
                                  ------------   -------------   -------------   -------------
International Equity Fund           -29.67%          1.42%          2.59%          11/21/94
Emerging Growth Fund                -2.62%          16.92%          16.33%         11/21/94
Small Cap Value Fund                -14.16%          N/A             2.94%          5/1/99
Growth/Value Fund                     N/A            N/A           -13.50%          5/1/01
Large Cap Growth Fund                 N/A            N/A           -10.10%          5/1/01
Enhanced 30 Fund                    -11.45%          N/A            -3.43%          5/1/99
Value Plus Fund                     -0.88%           N/A            4.97%           5/1/98
Growth & Income Fund                -5.28%           N/A            2.84%           1/1/99
Balanced Fund                        2.67%           9.66%          12.74%         11/21/94
High Yield Fund                      6.93%           N/A            -0.91%          5/1/99
Bond Fund                            7.85%           N/A            5.15%           1/1/99
Standby Income Fund                  4.69%          5.40%           5.44%          11/21/94
Money Market Fund                     N/A            N/A            2.09%           5/1/01

     Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Funds may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                              FINANCIAL STATEMENTS

     The following financial statements for the Trust at and for the fiscal periods indicated are incorporated herein by reference from their current annual report to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

     TOUCHSTONE VARIABLE SERIES TRUST Schedule of Investments, December 31, 2001 Statement of Assets and Liabilities, December 31, 2001
     Statement of Operations, for the year ended December 31, 2001 Statement of Changes in Net Assets for the year ended December 31, 2001 Financial Highlights Notes to Financial Statements Report of Independent Accountants

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

     Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P'S BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                         TOUCHSTONE VARIABLE SERIES TRUST

                                         o TOUCHSTONE INTERNATIONAL EQUITY FUND
                                         o TOUCHSTONE EMERGING GROWTH FUND
INVESTMENT ADVISOR                       o TOUCHSTONE SMALL CAP VALUE FUND
                                         o TOUCHSTONE GROWTH/VALUE FUND
Touchstone Advisors, Inc.                o TOUCHSTONE LARGE CAP GROWTH FUND
221 East Fourth Street, Suite 300        o TOUCHSTONE ENHANCED 30 FUND
Cincinnati, Ohio 45202                   o TOUCHSTONE VALUE PLUS FUND
                                         o TOUCHSTONE GROWTH & INCOME FUND
ADMINISTRATOR, FUND ACCOUNTING           o TOUCHSTONE BALANCED FUND
AGENT AND TRANSFER AGENT                 o TOUCHSTONE HIGH YIELD FUND
                                         o TOUCHSTONE BOND FUND
Integrated Fund Services, Inc.           o TOUCHSTONE STANDBY INCOME FUND
221 East Fourth Street, Suite 300        o TOUCHSTONE MONEY MARKET FUND
Cincinnati, Ohio 45202

CUSTODIAN                                STATEMENT OF ADDITIONAL INFORMATION

Investors Bank & Trust Company           MAY 1, 2002
200 Clarendon Street                     (REVISED JANUARY 16, 2003)
Boston, Massachusetts 02116

INDEPENDENT AUDITORS

Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Frost Brown Todd LLC
2200 PNC Center
201 East Fifth Street
Cincinnati, OH 45202-4182

                             THE LEGENDS FUND, INC.

                                  ANNUAL REPORT

                                  JUNE 30, 2002


                                    CONTENTS

President's Letter                                                           1
Report of Independent Auditors                                               2
Financial Statements, Financial Highlights, and Schedules of
     Investments:
     Harris Bretall Sullivan & Smith Equity Growth Portfolio                 3
     Third Avenue Value Portfolio                                            7
     Gabelli Large Cap Value Portfolio                                      11
     Baron Small Cap Portfolio                                              15
Notes to Financial Statements                                               20
Portfolio Performance                                                       27

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                                                         THE LEGENDS FUND, INC.

July 22, 2002

We are pleased to present the 2002 Annual Report for The Legends Fund, Inc. (the "Fund"). Thanks to all of our current investors and we extend a special welcome to all new investors who have joined us during the period.

Total returns for each of the Fund's portfolios and their respective benchmarks for the years ended June 30, 2002 and 2001, respectively, are listed below:

                                                  YEAR ENDED      YEAR ENDED
                 PORTFOLIO                       JUNE 30, 2002   JUNE 30, 2001
----------------------------------------------   -------------   -------------
Harris Bretall Sullivan & Smith Equity Growth      (30.55%)        (37.42%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Third Avenue Value *                                (3.45%)          35.66%
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Gabelli Large Cap Value *                          (34.89%)         (6.58%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Baron Small Cap *                                   (2.87%)          12.83%
BENCHMARK RETURN - RUSSELL 2000                     (8.45%)           0.68%

* - Performance shown includes that of each Portfolio's previous sub-adviser prior to November 1, 2000.

Included in this Annual Report is detailed information of the investment holdings of each portfolio as of June 30, 2002, as well as other financial information.

The investment disciplines available within the Fund span a broad spectrum, providing you with the choices and flexibility to plan for the long-term. The Fund exists for the sole purpose of helping to provide you with valuable tools for meeting your investment objectives.

If you have any questions or comments, please feel free to contact us at your convenience.

Sincerely,

/s/ Edward J. Haines

Edward J. Haines
President
The Legends Fund, Inc.

                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios), including the schedules of investments, as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Kansas City, Missouri
August 2, 2002

            HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $23,138,151) - See accompanying schedule     $   20,461,910
   Dividends and interest receivable                                                              12,209
   Due from management company                                                                     2,342
   Receivable for capital shares sold                                                              1,023
                                                                                           --------------
     Total assets                                                                             20,477,484

LIABILITIES
   Accrued expenses                                                                               25,798
   Redemptions payable                                                                           142,352
                                                                                           --------------
     Total liabilities                                                                           168,150
                                                                                           --------------

NET ASSETS                                                                                 $  20,309,334
                                                                                           ==============

Net Assets consist of:
   Paid-in capital                                                                         $  28,712,891
   Accumulated net realized loss on investments                                               (5,727,316)
   Net unrealized depreciation on investments                                                 (2,676,241)
                                                                                           --------------

NET ASSETS, for 2,061,840 shares outstanding                                               $  20,309,334
                                                                                           ==============

NET ASSET VALUE, offering and redemption price per share                                   $        9.85
                                                                                           ==============

                             STATEMENT OF OPERATIONS

                            Year Ended June 30, 2002

INVESTMENT INCOME
   Dividends                                                                               $     206,164
   Interest                                                                                       10,249
                                                                                           --------------
     Total investment income                                                                     216,413

EXPENSES
   Investment advisory and management fees                                                       171,282
   Custody and accounting fees                                                                    71,148
   Professional fees                                                                              32,029
   Directors' fees and expenses                                                                   17,651
   Taxes and filing fees                                                                           6,938
   Other expenses                                                                                  9,370
                                                                                           --------------
     Total expenses                                                                              308,418
     Less: expense reimbursement                                                                  (5,908)
                                                                                           --------------
     Total net expenses                                                                          302,510
                                                                                           --------------
Net investment loss                                                                              (86,097)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                           (5,689,731)
   Net unrealized depreciation during the period on investments                               (3,883,419)
                                                                                           --------------
Net realized and unrealized loss on investments                                               (9,573,150)
                                                                                           --------------

Net decrease in net assets resulting from operations                                       $  (9,659,247)
                                                                                           ==============


SEE ACCOMPANYING NOTES.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED JUNE 30,
                                                                           2002            2001
                                                                      -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                                $    (86,097)   $    (201,604)
   Net realized gain (loss) on investments                              (5,689,731)       2,554,047
   Net unrealized depreciation during the period on investments         (3,883,419)     (23,770,625)
                                                                      -------------   --------------
     Net decrease in net assets resulting from operations               (9,659,247)     (21,418,182)

Distributions to shareholders from:
   Net realized gain                                                    (2,554,047)      (9,009,264)
                                                                      -------------   --------------
     Total distributions to shareholders                                (2,554,047)      (9,009,264)

Capital share transactions:
   Proceeds from sales of shares                                          4,229,741       8,211,106
   Proceeds from reinvested distributions                                 2,554,047       9,009,264
   Cost of shares redeemed                                              (6,269,144)     (11,664,416)
                                                                      -------------   --------------
     Net increase in net assets resulting
       from capital share transactions                                      514,644       5,555,954
                                                                      -------------   --------------

Total decrease in net assets                                           (11,698,650)     (24,871,492)

NET ASSETS
Beginning of period                                                      32,007,984      56,879,476
                                                                      -------------   --------------

End of period                                                         $  20,309,334   $  32,007,984
                                                                      =============   ==============

OTHER INFORMATION
Shares:
   Sold                                                                     341,525         381,595
   Issued through reinvestment of distributions                             239,965         353,565
   Redeemed                                                               (529,308)        (606,099)
                                                                      -------------   --------------
     Net increase                                                            52,182         129,061
                                                                      =============   ==============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002          2001     2000 (b)          1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  15.93      $  30.25     $  26.00      $  21.11     $  17.53
Income (loss) from investment operations:
   Net investment loss                             (0.04)        (0.10)       (0.05)        (0.06)        - (a)
   Net realized and unrealized
     gain (loss) on investments                    (4.73)        (9.42)        4.83          7.17         4.90
                                                ---------------------------------------------------------------
   Total from investment operations                (4.77)        (9.52)        4.78          7.11         4.90

Less distributions:
   From net investment income                         -             -            -             -         (0.02)
   From net realized gain                          (1.31)        (4.80)       (0.53)        (2.22)       (1.30)
                                                ---------------------------------------------------------------
   Total distributions                             (1.31)        (4.80)       (0.53)        (2.22)       (1.32)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  9.85      $  15.93     $  30.25      $  26.00     $  21.11
                                                ===============================================================
TOTAL RETURN                                     (30.55%)      (37.42%)       18.89%        35.19%       29.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                              $  20,309     $  32,008    $  56,879     $  55,428    $  37,662
Ratio of expenses to average
   net assets                                       1.15%         1.07%        1.01%         0.96%        0.95%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            1.17%         1.07%        1.01%         0.96%        0.95%
Ratio of net investment loss
   to average net assets                          (0.33%)       (0.45%)      (0.39%)       (0.29%)       (0.01%)
Ratio of net investment loss
   to average net assets before
   voluntary expense reimbursement                (0.35%)       (0.45%)      (0.39%)       (0.29%)      (0.01%)
Portfolio turnover rate                              31%            47%          40%           27%          57%

(a) Less than $0.01 per share.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (99.3%)
BASIC CHEMICAL, PLASTICS & SYNTHETICS (12.9%)
        Genentech, Inc.                                   16,700     $   559,450
        Pfizer, Inc.                                      29,000       1,015,000
        Pharmacia Corporation                             14,000         524,300
        Wyeth                                             10,000         512,000
                                                                     ------------
                                                                       2,610,750

BUSINESS SERVICES (11.4%)
        Automatic Data Processing, Inc.                   10,000         435,500
        Electronic Arts, Inc.                              9,000         594,450
        Microsoft Corporation                             19,000       1,039,300
        Siebel Systems, Inc.                              16,800         238,896
                                                                     ------------
                                                                       2,308,146

COMMUNICATIONS (3.9%)
        AOL Time Warner, Inc. (a)                         23,000         338,330
        Viacom, Inc.                                      10,000         443,700
                                                                     ------------
                                                                         782,030

DEPOSITORY INSTITUTIONS (5.5%)
        Citigroup, Inc.                                   16,333         632,904
        State Street Corporation                          11,000         491,700
                                                                     ------------
                                                                       1,124,604

ELECTRICAL & ELECTRONIC MACHINERY (15.1%)
        Broadcom Corporation                              19,100         335,014
        Emerson Electric Company                           9,700         519,047
        General Electric Company                          32,900         955,745
        Intel Corporation                                 45,700         834,939
        Texas Instruments, Inc.                           17,300         410,010
                                                                     ------------
                                                                       3,054,755

FABRICATED METAL PRODUCTS (2.5%)
        Illinois Tool Works, Inc.                          7,500         512,250

FOOD & KINDRED PRODUCTS (2.1%)
        PepsiCo, Inc.                                      9,000         433,800

GENERAL MERCHANDISE STORES (2.7%)
        Wal-Mart Stores, Inc.                             10,000         550,100

INDUSTRIAL MACHINERY & EQUIPMENT (12.1%)
        Applied Materials, Inc.                           26,500         504,030
        Cisco System, Inc. (a)                            66,400         926,280
        Dell Computer Corporation                         13,000         339,820
        E M C Corporation                                 33,500         252,925
        Novellus Systems, Inc.                            12,700         431,800
                                                                     ------------
                                                                       2,454,855

INSTRUMENTS & RELATED PRODUCTS (2.1%)
        Medtronic, Inc.                                   10,000         428,500

INSURANCE AGENTS BROKERS & SERVICES (2.9%)
        Marsh & McLennan Companies, Inc.                   6,000         579,600

INSURANCE CARRIERS (2.7%)
        American International Group, Inc.                 8,000      $  545,840

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (2.6%)
        United Parcel Services, Inc.                       8,500         524,875

PETROLEUM & COAL PRODUCTS (2.5%)
        Exxon Mobil Corporation                           12,200         499,224

RETAIL - BUILDING MATERIALS HARDWARE (2.6%)
        The Home Depot, Inc.                              14,500         532,585

RETAIL - DRUG STORES (2.9%)
        Walgreen Company                                  15,000         579,450

RETAIL - FOOD STORES (2.4%)
        Starbucks Corporation                             20,000         497,000

RETAIL - MISCELLANEOUS (2.6%)
        Costco Wholesale, Inc. (a)                        13,800         532,956

SECURITY & COMMODITY BROKERS (3.1%)
        Goldman Sachs Group, Inc.                          8,700         638,145

SERVICES - ENGINEERING (2.4%)
        3M Company                                         4,000         492,000

WHOLESALE TRADE - DURABLE GOODS (2.3%)
        Johnson & Johnson                                  9,000         470,340
                                                                     ------------

TOTAL COMMON STOCKS (COST $22,828,046)                                20,151,805

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT-TERM SECURITIES (1.5%)
REPURCHASE AGREEMENT (1.5%)
        State Street Bank, 0.65%, due 07/01/2002
        (Collateralized by U.S. Treasury Bill, 6.63%,
        due 2/15/2027, value $321,378)                  $310,105         310,105
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $310,105)                              310,105
                                                                     ------------

TOTAL INVESTMENTS (100.8%) (COST $23,138,151)                         20,461,910

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.8%))                           (152,576)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $20,309,334
                                                                     ============

OTHER INFORMATION:
   Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,867,154 and $9,256,024, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $2,676,241, of which $3,208,920 related to appreciated investments and $5,885,161 related to depreciated investments. The aggregate cost of securities was the same for federal income tax and financial statement purposes.

(a) Non-income producing.

  SEE ACCOMPANYING NOTES.

                         THIRD AVENUE VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $42,355,731) - See accompanying schedule        $  42,289,597
   Repurchase agreements                                                                         6,370,818
   Foreign currency (cost $136,580)                                                                141,639
   Dividends and interest receivable                                                                49,881
   Receivable for capital shares sold                                                               70,950
   Due from management company                                                                       8,081
                                                                                              -------------
     Total assets                                                                               48,930,966

LIABILITIES
   Payable for investments purchased                                                               642,442
   Accrued expenses                                                                                 67,872
                                                                                              -------------
     Total liabilities                                                                             710,314
                                                                                              -------------

NET ASSETS                                                                                    $ 48,220,652
                                                                                              =============
Net Assets consist of:
   Paid-in capital                                                                            $ 47,548,344
   Undistributed net investment income                                                             103,424
   Accumulated net realized gain on investments                                                    629,959
   Net unrealized depreciation on investments and foreign currency                                 (61,075)
                                                                                              -------------

NET ASSETS,for 2,999,065 shares outstanding                                                   $ 48,220,652
                                                                                              =============

NET ASSET VALUE, offering and redemption price per share                                      $      16.08
                                                                                              =============

                            STATEMENT OF OPERATIONS

                            YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $23,529)                                           $  473,988
   Interest                                                                                         83,956
   Other income                                                                                     10,031
                                                                                              -------------
     Total investment income                                                                       567,975

EXPENSES
   Investment advisory and management fees                                                         281,854
   Custody and accounting fees                                                                     117,078
   Professional fees                                                                                32,587
   Directors' fees and expenses                                                                     17,651
   Taxes and filing fees                                                                            11,219
   Other expenses                                                                                    9,368
                                                                                              -------------
     Total expenses                                                                                469,757
                                                                                              -------------
Net investment income                                                                               98,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
     Investments                                                                                 2,632,036
     Foreign currency transactions                                                                  (4,531)
                                                                                              -------------
       Net realized gain                                                                         2,627,505

   Net unrealized appreciation (depreciation) during the period on:
     Investments                                                                                (4,233,330)
     Translation of assets and liabilities in foreign currency                                       5,059
                                                                                              -------------
       Net unrealized depreciation                                                              (4,228,271)
                                                                                              -------------
Net realized and unrealized loss on investments and foreign currency                            (1,600,766)
                                                                                              -------------

Net decrease in net assets resulting from operations                                         $  (1,502,548)
                                                                                              =============

SEE ACCOMPANYING NOTES.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED JUNE 30,
                                                                        2002              2001
                                                                   -------------     --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      98,218     $     283,771
   Net realized gain (loss) on
       investments and foreign currency transactions                   2,627,505          (858,057)
   Net unrealized appreciation (depreciation) during the period
       on investments and foreign currency transactions               (4,228,271)        7,765,101
                                                                   -------------     --------------
     Net increase (decrease) in net assets
       resulting from operations                                      (1,502,548)        7,190,815

Distributions to shareholders from:
   Net investment income                                                (283,204)         (575,556)
   Net realized gain                                                           -        (1,768,520)
                                                                   -------------     --------------
     Total distributions to shareholders                                (283,204)       (2,344,076)

Capital share transactions:
   Proceeds from sales of shares                                      27,505,313        13,924,632
   Proceeds from reinvested distributions                                283,204         2,344,076
   Cost of shares redeemed                                           (12,847,707)       (7,043,742)
                                                                   -------------     --------------
     Net increase in net assets resulting
       from capital share transactions                                14,940,810         9,224,966
                                                                   -------------     --------------

Total increase in net assets                                          13,155,058        14,071,705

NET ASSETS
Beginning of period                                                   35,065,594        20,993,889
                                                                   -------------     --------------

End of period (including undistributed net investment income
   of $103,424 and $283,771, respectively)                         $  48,220,652     $  35,065,594
                                                                   =============     ===============
OTHER INFORMATION
Shares:
   Sold                                                                1,677,834           889,289
   Issued through reinvestment of distributions                           18,965           183,379
   Redeemed                                                             (785,692)         (487,635)
                                                                   -------------     --------------
     Net increase                                                        911,107           585,033
                                                                   =============     ===============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED JUNE 30,
                                               2002         2001 (a)       2000 (b)      1999         1998
                                            ------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                $  16.79       $  13.97       $  22.06      $  21.02     $  20.63
Income (loss) from investment operations:
   Net investment income                        0.02           0.15           0.39          0.33         0.26
   Net realized and unrealized
     gain (loss) on investments                (0.61)          4.31          (5.12)         3.22         4.08
                                            ------------------------------------------------------------------
   Total from investment operations            (0.59)          4.46          (4.73)         3.55         4.34

Less distributions:
   From net investment income                  (0.12)         (0.40)         (0.33)        (0.28)       (0.26)
   From net realized gain                       -             (1.24)         (3.03)        (2.23)       (3.69)
                                            ------------------------------------------------------------------
   Total distributions                         (0.12)         (1.64)         (3.36)        (2.51)       (3.95)
                                            ------------------------------------------------------------------

Net asset value, end of period              $  16.08      $   16.79      $   13.97     $   22.06    $   21.02
                                            ==================================================================
TOTAL RETURN                                  (3.45%)         35.66%       (23.88%)        18.09%       23.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                           $ 48,221      $  35,066      $  20,994     $  50,169    $  46,436
Ratio of expenses to average
   net assets                                   1.08%          1.15%          1.08%         0.96%        0.94%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                        1.08%          1.21%          1.08%         0.96%        0.94%
Ratio of net investment income
   to average net assets                        0.23%          1.15%          1.80%         1.56%        1.58%
Ratio of net investment income
   to average net assets before
   voluntary expense reimbursement              0.23%          1.09%          1.80%         1.56%        1.58%
Portfolio turnover rate                           23%           128%            42%           50%          57%

(a) Effective November 1, 2000, EQSF Advisers, Inc. replaced Scudder Kemper Investments, Inc. as sub-adviser for the Portfolio.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (81.5%)
ELECTRICAL & ELECTRONIC MACHINERY (14.2%)
  American Power Conversion Corporation                     107,800  $  1,361,514
  AVX Corporation                                            85,000     1,388,050
  Bel Fuse, Inc.                                             10,000       270,500
  Ciena Corporation                                         112,500       471,375
  FSI International, Inc.                                   100,000       747,000
  Kemet Corporation                                          99,300     1,773,498
  Tellabs, Inc.                                              95,000       589,000
  TriQuint Semiconductor, Inc. (a)                           37,300       239,093
                                                                     ------------
                                                                        6,840,030

HOLDING & OTHER INVESTMENT OFFICES (15.0%)
  Brascan Corporation                                        81,800     1,879,764
  Capital Southwest Corporation                               9,500       646,000
  Hutchison Whampoa Limited                                 280,000     2,091,039
  Investor AB                                               167,500     1,511,320
  Koger Equity, Inc.                                         40,000       772,000
  Prime Group Realty Trust                                   20,000       130,200
  ProLogis                                                    5,753       149,578
                                                                     ------------
                                                                        7,179,901

INDUSTRIAL MACHINERY & EQUIPMENT (10.7%)
  Applied Materials, Inc.                                    10,000       190,200
  Comverse Technology, Inc.                                  75,300       697,278
  Credence Systems Corporation                              105,900     1,881,843
  CyberOptics Corporation                                    15,000       143,850
  Electro Scientific Industry, Inc.                          57,800     1,404,540
  Electroglas, Inc.                                          85,000       850,000
                                                                     ------------
                                                                        5,167,711

INSURANCE CARRIERS (18.5%)
  AIOI Insurance Company Limited                            189,000       421,076
  Arch Capital Group Limited (a)                             50,000     1,407,500
  First American Corporation                                 10,000       230,000
  Millea Holdings, Inc. (a)                                  54,500     2,220,875
  Mony Group, Inc.                                           53,200     1,809,332
  Phoenix Companies Inc.                                     60,000     1,101,000
  Radian Group, Inc.                                         33,000     1,612,050
  Trenwick Group Limited                                     18,500       138,750
                                                                     ------------
                                                                        8,940,583

OIL & GAS EXTRACTION (1.8%)
  Nabors Industries, Inc. (a)                                25,000       882,500

RAILROAD TRANSPORTATION (0.8%)
  CSX Corporation                                            10,600       371,530

REAL ESTATE (7.2%)
  Catellus Development Corporation                           48,300   $   986,286
  Forest City Enterprises, Inc.                              42,000     1,459,500
  The St. Joe Company                                        34,700     1,041,694
                                                                     ------------
                                                                        3,487,480

RETAIL-AUTOMOTIVE DEALERS & GAS STATIONS (3.7%)
  Toyota Industries                                         110,000     1,800,580

SECURITY & COMMODITY BROKERS (7.0%)
  Instinet Group, Inc.                                      134,500       876,940
  Legg Mason, Inc.                                           37,500     1,850,250
  Southwest Securities Group, Inc.                           33,100       649,422
                                                                     ------------
                                                                        3,376,612

TRANSPORTATION EQUIPMENT (2.6%)
  Trinity Industries, Inc.                                   61,000     1,263,920
                                                                     ------------

TOTAL COMMON STOCKS (COST $39,743,878)                                 39,310,847

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
CORPORATE BONDS (6.2%)
COMMUNICATIONS (0.5%)
  Worldcom, Inc., 6.95%
  due 08/15/2028                                        $ 1,500,000       232,500

STONE CLAY & GLASS PRODUCT (5.7%)
  USG Corporation, Senior Notes, Series B,
  9.25%, due 09/15/2001                                   1,250,000     1,056,250
  USG Corporation, Senior Notes,
  8.50%, due 08/01/2005                                   2,000,000     1,690,000
                                                                     ------------
                                                                        2,746,250
                                                                     ------------

TOTAL CORPORATE BONDS (COST $2,611,853)                                 2,978,750

SHORT-TERM SECURITIES (13.2%)
REPURCHASE AGREEMENT (13.2%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 4.63%,
  due 02/28/2003, value $6,503,050)                        6,370,818    6,370,818
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $6,370,818)                           6,370,818
                                                                     ------------

TOTAL INVESTMENTS (100.9%) (COST $48,726,549)                          48,660,415

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.9%))                            (439,763)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $ 48,220,652
                                                                     ============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $20,968,712 and $9,270,002, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $66,134, of which $3,675,195 related to appreciated investments and $3,741,329 related to depreciated investments. The aggregate cost of securities was $48,726,549 for tax purposes.

(a) Non-income producing.

SEE ACCOMPANYING NOTES.

                    GABELLI LARGE CAP VALUE PORTFOLIO

                   STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $16,510,356) - See accompanying schedule   $  11,429,755
   Receivable for investments sold                                                             79,708
   Receivable for capital shares sold                                                           5,018
   Dividends and interest receivable                                                           16,763
   Due from management company                                                                 23,602
                                                                                        --------------
     Total assets                                                                          11,554,846

LIABILITIES
   Payable for investments purchased                                                           39,807
   Accrued expenses                                                                            (5,974)
   Redemptions payable                                                                          3,922
                                                                                        --------------
     Total liabilities                                                                         37,755
                                                                                        --------------

NET ASSETS                                                                              $  11,517,091
                                                                                        ==============
Net Assets consist of:
   Paid-in capital                                                                      $  18,821,934
   Undistributed net investment income                                                          6,802
   Accumulated net realized loss on investments                                            (2,231,044)
   Net unrealized depreciation on investments                                              (5,080,601)
                                                                                        --------------

NET ASSETS,for 2,161,735 shares outstanding                                             $  11,517,091
                                                                                        ==============

NET ASSET VALUE, offering and redemption price per share                                $        5.33
                                                                                        ==============

                            STATEMENT OF OPERATIONS

                           YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends                                                                            $     177,729
   Interest                                                                                    27,721
                                                                                        --------------
     Total investment income                                                                  205,450

EXPENSES
   Investment advisory and management fees                                                    127,703
   Custody and accounting fees                                                                 38,311
   Professional fees                                                                           31,251
   Directors' fees and expenses                                                                17,651
   Taxes and filing fees                                                                        6,938
   Other expenses                                                                               9,369
                                                                                        --------------
     Total expenses                                                                           231,223
     Less:  expense reimbursement                                                             (32,575)
                                                                                        --------------
     Total net expenses                                                                       198,648
                                                                                        --------------
Net investment income                                                                           6,802

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss on investments                                                      (2,159,273)
     Net unrealized depreciation during the period on investments                          (3,921,180)
                                                                                        --------------
Net realized and unrealized loss                                                           (6,080,453)
                                                                                        --------------

Net decrease in net assets resulting from operations                                    $  (6,073,651)
                                                                                        ==============

SEE ACCOMPANYING NOTES.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002              2001
                                                                   -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      6,802     $      46,636
   Net realized gain (loss) on investments                           (2,159,273)          523,764
   Net unrealized depreciation during the period on investments      (3,921,180)       (1,543,505)
                                                                   -------------    --------------
     Net decrease in net assets resulting from operations            (6,073,651)         (973,105)

Distributions to shareholders from:
   Net investment income                                                (46,636)         (342,115)
   Net realized gain                                                   (397,057)       (1,387,958)
                                                                   -------------    --------------
     Total distributions to shareholders                               (443,693)       (1,730,073)

Capital share transactions:
   Proceeds from sales of shares                                     10,330,942         8,425,353
   Proceeds from reinvested distributions                               443,693         1,730,073
   Cost of shares redeemed                                           (8,756,746)       (5,711,313)
                                                                   -------------    --------------
     Net increase in net assets resulting
       from capital share transactions                                2,017,889         4,444,113
                                                                   -------------    --------------

Total increase (decrease) in net assets                              (4,499,455)        1,740,935

NET ASSETS
Beginning of period                                                  16,016,546        14,275,611
                                                                   -------------    --------------

End of period (including undistributed net investment
   income of $6,802 and $46,636, respectively)                     $ 11,517,091     $  16,016,546
                                                                   =============    ==============

OTHER INFORMATION
Shares:
   Sold                                                               1,478,456           944,310
   Issued through reinvestment of distributions                          65,537           183,727
   Redeemed                                                          (1,274,758)         (595,920)
                                                                   -------------    --------------
     Net increase                                                       269,235           532,117
                                                                   =============    ==============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                     $  8.46      $ 10.49      $ 13.99       $ 17.56      $ 14.63
Income (loss) from investment operations:
   Net investment income                            0.02         0.06         0.28          0.21         0.14
   Net realized and unrealized
     gain (loss) on investments                    (2.92)       (0.61)       (0.49)        (1.04)        2.97
                                                ---------------------------------------------------------------
   Total from investment operations                (2.90)       (0.55)       (0.21)        (0.83)        3.11

Less distributions:
   From net investment income                      (0.02)       (0.29)       (0.21)        (0.16)       (0.18)
   From net realized gain                          (0.21)       (1.19)       (3.08)        (2.58)        -
                                                ---------------------------------------------------------------
   Total distributions                             (0.23)       (1.48)       (3.29)        (2.74)       (0.18)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  5.33      $  8.46      $ 10.49       $ 13.99      $ 17.56
                                                ===============================================================
TOTAL RETURN                                     (34.89%)      (6.58%)      (0.52%)       (3.73%)       21.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                                $11,517      $16,017      $14,276       $31,010      $47,450
Ratio of expenses to average
   net assets                                       1.40%        1.40%        1.41%         1.23%        1.18%
Ratio of expenses to average net
   assets before voluntary
   expense reimbursement                            1.63%        1.66%        1.41%         1.23%        1.18%
Ratio of net investment income
   to average net assets                            0.05%        0.35%        1.73%         1.13%        0.80%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (0.18%)        0.09%        1.73%         1.13%        0.80%
Portfolio turnover rate                               61%         139%         207%          109%          65%

(a) Effective November 1, 2000, Gabelli Asset Management Company replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  -------------
COMMON STOCKS (89.1%)

AIRCRAFT PARTS & EQUIPMENT (3.4%)
  Honeywell International, Inc.                             11,000    $   387,530

BASIC CHEMICAL, PLASTICS & SYNTHETICS (9.8%)
  Allergan, Inc.                                             2,400        160,200
  Bristol-Myers Squibb Company                               6,700        172,190
  Merck & Company, Inc.                                      2,500        126,600
  Schering-Plough Corporation                                8,500        209,100
  Wyeth                                                      9,000        460,800
                                                                     -------------
                                                                        1,128,890

BUSINESS SERVICES (6.7%)
  Cendant Corporation                                       48,500        770,180

COMMUNICATIONS (13.0%)
  Alltel Corporation                                         1,900         89,300
  AOL Time Warner, Inc. (a)                                 12,100        177,991
  AT&T Corporation                                           8,000         85,600
  AT&T Wireless Group (a)                                   24,800        145,080
  Cablevision NY Group (a)                                   5,000         47,300
  Comcast Corporation                                        2,200         52,448
  Nextel Communications, Inc. (a)                           52,000        166,920
  Qwest Communications International, Inc.                  34,312         96,074
  SBC Communications, Inc.                                   3,400        103,700
  Sprint Corporation                                        29,000        307,690
  Verizon Communications                                     5,700        228,855
                                                                     -------------
                                                                        1,500,958

EATING & DRINKING PLACES (3.7%)
  McDonalds Corporation                                     15,000        426,750

ELECTRIC GAS & SANITARY SERVICES (10.2%)
  Calpine Corporation                                       26,500        186,295
  El Paso Corporation                                       24,000        494,640
  EOG Resources, Inc.                                        7,100        281,870
  Kinder Morgan, Inc.                                        3,000        114,060
  Williams Companies, Inc.                                  16,000         95,840
                                                                     -------------
                                                                        1,172,705

ELECTRICAL & ELECTRONIC MACHINERY (5.4%)
  Agere Systems, Inc. (a)                                   58,235         81,529
  Agere Systems, Inc. (Cl. B) (a)                           32,779         49,169
  Lucent Technologies, Inc.                                143,900        238,874
  Motorola, Inc.                                            17,400        250,908
                                                                     -------------
                                                                          620,480

ENGINEERING, LAB & RESEARCH EQUIPMENT (0.9%)
  Raytheon Company                                           2,600        105,950

HOLDING & OTHER INVESTMENT OFFICES (2.9%)
  JP Morgan Chase & Company                                  6,100        206,912
  Mellon Financial Corporation                               4,200        132,006
                                                                     -------------
                                                                          338,918

INDUSTRIAL MACHINERY & EQUIPMENT (10.2%)
  Baker Hughes, Inc.                                        12,900        429,441
  Deere & Company                                            3,000        143,700
  E M C Corporation                                          4,000         30,200
  Hewlett-Packard Company                                   37,380        571,166
                                                                     -------------
                                                                        1,174,507

MISC. MANUFACTURING INDUSTRIES (3.4%)
  Mattel, Inc.                                              12,000     $  252,960
  Tyco International Ltd.                                   10,000        135,100
                                                                     -------------
                                                                          388,060

MOTION PICTURES (3.5%)
  Walt Disney Company                                       21,500        406,350

NATIONAL COMMERCIAL BANK (1.2%)
  FleetBoston Financial Corporation                          4,200        135,870

PAPER & ALLIED PRODUCTS (3.1%)
  International Paper Company                                8,200        357,356

PETROLEUM & COAL PRODUCTS (1.9%)
  Conoco, Inc.                                               8,000        222,400

SECURITY & COMMODITY BROKERS (3.2%)
  Charles Schwab & Company                                  11,600        129,920
  Lehman Brothers Holdings, Inc.                             3,900        243,828
                                                                     -------------
                                                                          373,748

SERVICES-AUTO REPAIR GARAGES (2.5%)
  Ryder Systems, Inc.                                       10,500        284,445

TOBACCO MANUFACTURERS OR CIGARETTES (2.5%)
  Philip Morris Companies, Inc.                              6,500        283,920

TRANSPORTATION EQUIPMENT (1.6%)
  Rockwell Automation, Inc.                                  9,000        179,820
                                                                     -------------

TOTAL COMMON STOCKS (COST $15,339,438 )                                10,258,837

                                                        PRINCIPAL
                                                         AMOUNT
                                                       -----------
SHORT-TERM SECURITIES (10.1%)
U.S. GOVERNMENT OBLIGATIONS (8.4%)
  U.S. Treasury Bills, 1.64%, due 07/18/2002            $  325,000        324,748
  U.S. Treasury Bills, 1.66%, due 07/25/2002               300,000        299,669
  U.S. Treasury Bills, 1.68%, due 07/25/2002               347,000        346,611
                                                                     -------------
                                                                          971,028

REPURCHASE AGREEMENT (1.7%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Bill, 7.25%,
  due 05/15/2016, value $207,853)                          199,890        199,890
                                                                     -------------

TOTAL SHORT-TERM SECURITIES (COST $1,170,918)                           1,170,918
                                                                     -------------

TOTAL INVESTMENTS (99.2%) (COST $16,510,356)                           11,429,755

TOTAL OTHER ASSETS, LESS LIABILITIES (0.8%)                                87,336
                                                                     -------------

TOTAL NET ASSETS (100.0%)                                             $11,517,091
                                                                    ==============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,891,973 and $6,867,106, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $5,475,874, of which $340,659 related to appreciated investments and $5,816,533 related to depreciated investments. The aggregate cost of securities was $16,905,629 for tax purposes.

(a) Non-income producing.

 SEE ACCOMPANYING NOTES.

                             BARON SMALL CAP PORTFOLIO

                         STATEMENT OF ASSETS AND LIABILITIES

                                   JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $10,321,128) - See accompanying schedule    $  11,825,737
   Receivable for investment securities sold                                                   131,323
   Dividends and interest receivable                                                               336
   Receivable for capital shares sold                                                           50,932
   Due from management company                                                                   2,802
                                                                                         --------------
     Total assets                                                                           12,011,130

LIABILITIES
   Payable for investments purchased                                                            19,366
   Accrued expenses                                                                             10,644
   Redemptions payable                                                                           3,231
                                                                                         --------------
     Total liabilities                                                                          33,241
                                                                                         --------------

NET ASSETS                                                                               $  11,977,889
                                                                                         ==============
Net Assets consist of:
   Paid-in capital                                                                       $  11,045,568
   Accumulated net realized loss on investments                                               (572,288)
   Net unrealized appreciation on investments                                                1,504,609
                                                                                         --------------

NET ASSETS, for 956,262 shares outstanding                                               $  11,977,889
                                                                                         ==============

NET ASSET VALUE, offering and redemption price per share                                 $       12.53
                                                                                         ==============

                              STATEMENT OF OPERATIONS

                             YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Interest                                                                              $      10,690
   Dividends                                                                                     9,329
                                                                                         --------------
     Total investment income                                                                    20,019

EXPENSES
   Investment advisory and management fees                                                      94,655
   Custody and accounting fees                                                                  49,673
   Professional fees                                                                            30,956
   Directors' fees and expenses                                                                 17,651
   Taxes and filing fees                                                                         7,071
   Other expenses                                                                                9,369
                                                                                         --------------
     Total expenses                                                                            209,375
     Less:  expense reimbursement                                                              (69,514)
                                                                                         --------------
     Total net expenses                                                                        139,861
                                                                                         --------------
Net investment loss                                                                           (119,842)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                                           (443,543)
   Net unrealized appreciation during the period on investments                                653,901
                                                                                         --------------
Net realized and unrealized gain                                                               210,358
                                                                                         --------------

Net increase in net assets resulting from operations                                     $      90,516
                                                                                         ==============

SEE ACCOMPANYING NOTES.

                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002             2001
                                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                             $  (119,842)     $   (18,473)
   Net realized gain (loss) on investments                            (443,543)          49,826
   Net unrealized appreciation during
     the period on investments                                         653,901          656,193
                                                                   ------------     ------------
     Net increase in net assets resulting from operations               90,516          687,546

Distributions to shareholders from:
   Net investment income                                                     -         (107,049)
                                                                   ------------     ------------
     Total distributions to shareholders                                     -         (107,049)

Capital share transactions:
   Proceeds from sales of shares                                    13,276,208        1,420,667
   Proceeds from reinvested distributions                                    -          107,049
   Cost of shares redeemed                                          (8,086,777)      (1,327,003)
                                                                   ------------     ------------
     Net increase in net assets resulting
       from capital share transactions                               5,189,431          200,713
                                                                   ------------     ------------

Total increase in net assets                                         5,279,947          781,210

NET ASSETS
Beginning of period                                                  6,697,942        5,916,732
                                                                   ------------     ------------

End of period                                                      $11,977,889      $ 6,697,942
                                                                   ============     ============
OTHER INFORMATION
Shares:
   Sold                                                              1,094,751          118,014
   Issued through reinvestment of distributions                              -            9,022
   Redeemed                                                           (657,896)        (115,853)
                                                                   ------------     ------------
     Net increase                                                      436,855           11,183
                                                                   ============     ============

SEE ACCOMPANYING NOTES.

                                           FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  12.90      $  11.64     $  12.17      $  17.58     $  14.85
Income (loss) from investment operations:
   Net investment income (loss)                    (0.13)        (0.03)        0.21          0.10         0.04
   Net realized and unrealized
     gain (loss) on investments                    (0.24)         1.51        (0.64)        (1.80)        3.48
                                                ---------------------------------------------------------------
   Total from investment operations                (0.37)         1.48        (0.43)        (1.70)        3.52

Less distributions:
   From net investment income                       -            (0.22)       (0.10)        (0.04)       (0.14)
   From net realized gain                           -             -            -            (3.67)       (0.65)
                                                ---------------------------------------------------------------
   Total distributions                              -            (0.22)       (0.10)        (3.71)       (0.79)
                                                ---------------------------------------------------------------

Net asset value, end of period                  $  12.53      $  12.90     $  11.64      $  12.17     $  17.58
                                                ===============================================================
TOTAL RETURN                                      (2.87%)        12.83%      (3.52%)       (9.24%)       23.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                               $ 11,978      $  6,698     $  5,917      $ 10,994     $ 14,688
Ratio of expenses to average
   net assets                                       1.55%         1.55%        1.55%         1.54%        1.52%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            2.32%         3.10%        2.25%         1.64%        1.56%
Ratio of net investment income (loss)
   to average net assets                          (1.33%)       (0.33%)        1.33%         0.71%        0.26%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (2.10%)       (1.88%)        0.63%         0.61%        0.22%
Portfolio turnover rate                              91%          221%         224%           76%         113%

(a) Effective November 1, 2000, BAMCO, Inc. replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
COMMON STOCKS (94.1%)
AMUSEMENT & RECREATION (1.4%)
  Intrawest Corporation                                     10,000    $  169,800

BASIC CHEMICAL, PLASTICS & SYNTHETICS (1.6%)
  Charles River Laboratories International                   5,500       192,775

BUSINESS SERVICES (6.1%)
  Catalina Marketing Corporation                             8,000       225,760
  Fair Isaac & Company, Inc.                                 4,500       147,915
  Getty Images, Inc.                                         2,500        54,425
  Heidrick & Struggles International, Inc.                   5,000        99,850
  Jeffries Group, Inc.                                       3,000       126,300
  Smartforce Public Limited Company (a)                      1,800         6,120
  Sotheby's Holdings, Inc.                                   5,000        71,250
                                                                    -------------
                                                                         731,620

CARE FACILITIES (1.9%)
  Manor Care, Inc.                                          10,000       230,000

COMMUNICATION SERVICES (2.8%)
  Arbitron Inc. (a)                                          6,000       187,200
  Radio One, Inc. (a)                                        5,000        74,350
  Radio One, Inc. (Cl. D) (a)                                5,000        74,350
                                                                    -------------
                                                                         335,900

DATA PROCESSING & PREPARATION (1.0%)
  Kronos, Inc.                                               4,000       121,956

FOOD PRODUCTS (4.2%)
  California Pizza Kitchen, Inc. (a)                        10,000       248,000
  Krispy Kreme Doughnuts, Inc.                               8,000       257,520
                                                                    -------------
                                                                         505,520

FURNITURE & FIXTURES (1.7%)
  Ethan Allen Interiors, Inc.                                6,000       209,100

GENERAL MERCHANDISE STORES (3.0%)
  Dollar Tree Stores, Inc.                                   9,000       354,690

GLASS CONTAINERS (1.3%)
  Libbey, Inc.                                               4,500       153,450

GROCERIES GENERAL LINE (1.3%)
  Smart & Final, Inc.                                       20,000       156,000

HOTELS & OTHER LODGING PLACES (12.7%)
  Choice Hotels, Inc.                                       14,500       290,145
  Extended Stay America, Inc. (a)                           20,000       324,400
  Four Seasons Hotels, Inc.                                  4,300       201,670
  PRG-Shultz International Inc. (a)                         11,000       135,410
  Sun International Hotels Limited (a)                      15,500       384,090
  Vail Resorts, Inc. (a)                                    10,500       179,550
                                                                    -------------
                                                                       1,515,265

INFORMATION RETRIEVAL SERVICES (4.6%)
  Choicepoint, Inc.                                         12,000    $  545,640

INORGANIC CHEMICALS (2.8%)
  OM Group, Inc.                                             5,500       341,000

INSTRUMENTS & RELATED PRODUCTS (1.1%)
  CTI Molecular Imaging, Inc. (a)                            6,000       137,640

INSURANCE CARRIERS (2.6%)
  Arch Capital Group Limited (a)                             6,500       182,975
  Centene Corporation (a)                                    4,000       123,920
                                                                    -------------
                                                                         306,895

MEDICAL SERVICE PLANS (3.4%)
  AmSurg Corporation (a)                                     5,000       131,300
  United Surgical Partners International, Inc.               8,900       275,722
                                                                    -------------
                                                                         407,022

MISCELLANEOUS BUSINESS CREDIT INSTITUTION (1.1%)
  DVI, Inc.                                                  7,000       135,100

NATURAL GAS DISTRIBUTION (1.3%)
  Southern UN Company                                        8,820       149,940

OIL & GAS EXTRACTION (3.4%)
  Seacor Smit, Inc.                                          6,000       284,100
  XTO Energy, Inc.                                           6,000       123,600
                                                                    -------------
                                                                         407,700

OIL FIELD EXPLORATION SERVICES (1.6%)
  Chiles Offshore, Inc. (a)                                  8,000       194,000

PERSONAL SERVICES (1.4%)
  Weight Watchers International, Inc.                        3,800       165,072

PETROLEUM & COAL PRODUCTS (1.1%)
  Premcor, Inc. (a)                                          5,000       128,600

PHARMACEUTICAL PREPARATIONS (0.7%)
  Cell Genesys, Inc.                                         6,000        80,934

PIPELINES EXCEPT NATURAL GAS (0.0%)
  Kinder Morgan Management, LLC                                 84         2,562

PRINTING & PUBLISHING (4.5%)
  Harte-Hanks, Inc.                                         12,000       246,600
  Information Holdings, Inc.                                 5,000       122,000
  John H. Harland Company                                    6,000       169,200
                                                                    -------------
                                                                         537,800

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
RADIO & TELEVISION BROADCASTING (3.9%)
  Cox Radio, Inc.                                            5,500    $  132,550
  Saga Communications                                       15,000       337,500
                                                                     ------------
                                                                         470,050

REAL ESTATE (0.4%)
  LNR Property Corporation                                   1,500        51,750

RETAIL - APPAREL & ACCESSORIES (3.6%)
  Chicos FAS, Inc.                                           6,000       217,920
  Polo Ralph Lauren Corporation                              9,500       212,800
                                                                     ------------
                                                                         430,720

RETAIL - HOME TEXTILES (1.4%)
  Linens 'n Things, Inc.                                     5,000       164,050

SERVICES - AMUSEMENT & RECREATION (1.2%)
  Penn National Gaming, Inc.                                 8,000       145,200

SERVICES - EDUCATIONAL (8.5%)
  Apollo Group, Inc.                                        20,833       690,573
  Devry, Inc.                                                7,500       171,300
  Education Management Corporation (a)                       4,000       162,920
                                                                     ------------
                                                                       1,024,793

SERVICES - ENGINEERING (2.1%)
  Anteon International Corporation                           7,000       176,960
  Symyx Technologies, Inc. (a)                               5,000        69,600
                                                                     ------------
                                                                         246,560

SERVICES - HEALTH SERVICES (3.2%)
  AMN Healthcare Services, Inc.                              2,000        70,020
  Cross Country, Inc. (a)                                    4,000       151,200
  Province Healthcare Company                                7,500       167,700
                                                                     ------------
                                                                         388,920

WHOLESALE MEDICAL EQUIPMENT (1.2%)
  Viasys Healthcare, Inc. (a)                                8,000       139,600
                                                                     ------------

TOTAL COMMON STOCKS (COST $9,773,015)                                 11,277,624

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT TERM SECURITIES (4.6%)
REPURCHASE AGREEMENT (4.6%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 5.88%,
  due 11/05/2005, value $560,621)                        $ 548,113       548,113
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $548,113)                              548,113
                                                                     ------------

TOTAL INVESTMENTS (98.7%) (COST $10,321,128)                          11,825,737

TOTAL OTHER ASSETS, LESS LIABILITIES (1.3%)                              152,152
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $11,977,889
                                                                     ============

OTHER INFORMATION:
     Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,420,826 and $1,995,142, respectively. At June 30, 2002, net unrealized appreciation for tax purposes aggregated $1,504,408, of which $1,944,274 related to appreciated investments and $439,866 related to depreciated investments. The aggregate cost of securities was $10,321,329 for tax purposes.

(a)  Non-income producing.

 SEE ACCOMPANYING NOTES.

                             THE LEGENDS FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JUNE 30, 2002

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company of the series type. The Fund currently consists of four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap. Each Portfolio, in effect, represents a separate fund. The Fund is required to account for the assets of each Portfolio separately and to allocate general liabilities of the Fund to each Portfolio based on the relative net assets of each Portfolio.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter of shares of the Fund, which are distributed to variable annuity separate accounts of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"), and to a variable universal life separate account of Columbus Life Insurance Company ("Columbus"). Touchstone Advisors, Inc. ("Touchstone Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") that became effective March 3, 2000. The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Touchstone Securities, Touchstone Advisors, Integrity, National Integrity and Columbus.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

Short-term debt securities with maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Gabelli Large Cap Value, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. As of June 30, 2002, the Fund had realized capital loss carryovers available to offset future realized capital gains as follows:

         -------------------------------------------------------------------------------------
         PORTFOLIO:                                          CAPITAL LOSS CARRYOVER    EXPIRES
         -------------------------------------------------------------------------------------
         Harris Bretall Sullivan & Smith Equity Growth            $ 2,838,038           2010
         Gabelli Large Cap Value                                    1,095,619           2010
         Baron Small Cap                                               88,373           2007
                                                                       40,171           2008
                                                                       39,274           2010
                                                                       ------
                                                                      167,818
         -------------------------------------------------------------------------------------

Certain Portfolios incurred a loss for tax purposes from November 1, 2001 to June 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2003. The following Funds had deferred losses:

             -----------------------------------------------------------------
             PORTFOLIO:                                       DEFERRED LOSS
             -----------------------------------------------------------------
             Harris Bretall Sullivan & Smith Equity Growth       $2,889,278
             Gabelli Large Cap Value                              1,095,619
             Baron Small Cap                                        404,269
             -----------------------------------------------------------------

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex- dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, post-October capital losses, and losses deferred due to wash sales.

The tax character of distributions paid during the fiscal years ended June 30, 2002 and 2001 were identical to those distributions reported in the Statements of Changes in Net Assets except as follows:

                                                   2002
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Third Avenue Value         $733,383    $       0  $       0     $  733,383
  Gabelli Large Cap Value       6,802            0          0          6,802
-----------------------------------------------------------------------------

                                                   2001
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth        $      0   $2,554,047  $       0     $2,554,047
  Third Avenue Value          283,204            0          0        283,204
  Gabelli Large Cap Value     421,027       22,666          0        443,693
-----------------------------------------------------------------------------

* TOTAL DISTRIBUTIONS PAID DIFFER FROM THE STATEMENT OF CHANGES IN NET ASSETS DUE PRIMARILY TO THE USE OF CONSENT DIVIDENDS FOR TAX PURPOSES.

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

----------------------------------------------------------------------------------------
                                         ACCUMULATED     UNDISTRIBUTED
                                        NET REALIZED    NET INVESTMENT    PAID IN
PORTFOLIO:                               GAIN (LOSS)        INCOME        CAPITAL
----------------------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth                   $        0     $       86,097     $   (86,097)
  Third Avenue Value                        (5,206)             5,206               0
  Gabelli Large Cap Value                   46,636            (46,636)              0
  Baron Small Cap                                0            119,842        (119,842)
----------------------------------------------------------------------------------------

As of June 30, 2002 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and Liabilities except as follows:

                             -------------------------------------------
                                  THIRD      GABELLI LARGE    BARON
                              AVENUE VALUE     CAP VALUE     SMALL CAP
                                PORTFOLIO      PORTFOLIO     PORTFOLIO
                             -------------------------------------------
Undistributed
  ordinary income               $      0     $         0     $       0
Undistributed long-term
  capital gains                        0               0              0
                             -------------------------------------------
Accumulated
  earnings                             0               0              0
Accumulated capital
  and other losses**                   0      (1,835,771)      (572,087)
Unrealized appreciation
   (depreciation)***             (61,075)     (5,475,874)     1,504,408
                             -------------------------------------------
Total accumulated
  earnings (deficit)            $(61,075)    $(7,311,645)    $  932,321
                             ===========================================

** THE FUNDS HAD NET CAPITAL LOSS CARRYOVERS AND DEFERRED POST-OCTOBER LOSSES AS IDENTIFIED ELSEWHERE IN THE NOTES. IN ADDITION, THEY ALSO HAD DEFERRALS OF WASH SALE LOSSES.

*** THE DIFFERENCES BETWEEN BOOK BASIS AND TAX-BASIS UNREALIZED APPRECIATION (DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF WASH SALE LOSSES.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2002, there were no futures contracts held in the Portfolios.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Touchstone Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

FOREIGN CURRENCY

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Third Avenue Value Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Touchstone Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers. Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:

     -----------------------------------------------------------------------------------
     PORTFOLIO                                       MANAGEMENT FEE   SUB-ADVISORY FEE
     -----------------------------------------------------------------------------------
     Harris Bretall Sullivan & Smith Equity Growth      0.65%              0.40%
     Third Avenue Value                                 0.65%              0.40%
     Gabelli Large Cap Value                            0.90%              0.65%
     Baron Small Cap                                    1.05%              0.80%
     -----------------------------------------------------------------------------------

Under the Management Agreement, Touchstone Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Touchstone Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.50% of average daily net assets. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Value placed a portion of its transactions with brokerage firms which may be considered affiliates of the Fund under the 1940 Act. The commissions paid to these firms were approximately $71,394 in the aggregate during the year ended June 30, 2002.

Certain officers and directors of the Fund are also officers of Touchstone Securities, Touchstone Advisors, Integrity and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3. CAPITAL SHARES

At June 30, 2002, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At June 30, 2002, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares for each of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios.

At June 30, 2002, Integrity, through its Separate Account I and Separate Account II, National Integrity, through its Separate Account I and Separate Account II, and Columbus, through its Separate Account I, were the record owners of all the outstanding shares of the Fund.

                             PORTFOLIO PERFORMANCE

                                  JUNE 30, 2002

           HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

         Comparison of the change in value of $10,000 invested in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500 Index

                      HARRIS BRETALL
                     SULLIVAN & SMITH
                      EQUITY GROWTH
DATE                    PORTFOLIO         S&P 500 INDEX
------------------   -----------------    -------------
12/8/1992                $10,000              $10,000
   Jun 93                 $9,710              $10,579
   Jun 94                 $9,360              $10,727
   Jun 95                $12,850              $13,519
   Jun 96                $14,597              $17,032
   Jun 97                $19,010              $22,939
   Jun 98                $24,544              $29,593
   Jun 99                $33,182              $36,328
   Jun 00                $39,450              $38,962
   Jun 01                $24,688              $33,184
   Jun 02                $17,146              $27,214

-  Average annual total return since inception: 5.80%
-  Total return for the year ended June 30, 2002: (30.55%)
-  Average annual return for the five year period ended June 30, 2002: 3.27%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 8, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the portfolio finished down (30.55%). The benchmark S&P 500 Index was down (17.99%) during the same time period. Hence, the Harris Bretall Sullivan & Smith Portfolio lagged the benchmark return for the last fiscal year, after many years of being close to the benchmark S&P 500 index. With a stock selection process that focuses on long-term earnings growth, the combination of September 11th and the corporate accountability issue stemming from the Enron debacle combined to hurt growth stocks.

There has been a disconnect between the fundamentals of earnings growth and stock prices. For an earnings growth manager like Harris Bretall, basing our stock selection on the belief that prices follow earnings, this disconnect represents one of the times when historically, performance suffers. For the long-term investor, these periods have generally been better times to buy, rather than sell, high quality growth stocks.

The big fall off came in the period following the terrible attack on September 11th and in the last quarter following the long list of corporate announcements of financial accounting mistakes. This one-two punch to the market has taken every major index into bear market territory, and most equity investors seem to be suffering losses. It will take time, but we have faith that investors will turn positive once again; that the positive fundamentals in the underlying economy will be met with rising equity prices; and that, once again, prices will follow earnings. Valuations, by most standard models, appear compelling at these levels. Additionally, with the underlying economic growth, inventories should be increasing, and earnings and profit growth should pick up.

Given our outlook for a continued strong economy, with low inflation and low interest rates, we anticipate a period of solid earnings growth to return. We have positioned the portfolio for an economic recovery, and each position in the portfolio is there because we see earnings growth over the next economic cycle. We still believe in the powerful positive forces of globalization, technology, and demographics, and we maintain that these secular trends remain in place to help economic fundamentals and stock prices advance for years to come.

                             THIRD AVENUE VALUE PORTFOLIO

               Comparison of the change in value of $10,000 invested in
                  Third Avenue Value Portfolio and the S&P 500 Index

                     THIRD AVENUE
DATE                VALUE PORTFOLIO      S&P 500 INDEX
-----------------   ---------------      -------------
12/14/1992             $10,000              $10,000
    Jun 93             $10,450              $10,579
    Jun 94             $10,740              $10,727
    Jun 95             $12,886              $13,519
    Jun 96             $16,909              $17,032
    Jun 97             $22,621              $22,939
    Jun 98             $27,905              $29,593
    Jun 99             $32,952              $36,328
    Jun 00             $25,083              $38,962
    Jun 01             $34,028              $33,184
    Jun 02             $32,820              $27,214

-  Average annual total return since inception: 13.25%
-  Total return for the fiscal year ended June 30, 2002: (3.45%)
-  Average annual return for the five year period ended June 30, 2002: 14.18%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the Third Avenue Value Portfolio returned (3.55%) compared to (17.99%) for the S&P 500. While performance for the fiscal year benefited from market appreciation of selected financial and real estate issues the performance of technology-related companies was negative. The general market seemed to reflect concerns of poor near-term earnings with little consideration for strong financial positions, quality management teams or solid long-term growth prospects. The current suspicion and lack of trust in the capital markets has negatively affected even the most financially conservative and shareholder-friendly companies.

For long-term fundamental investors like Third Avenue, the general market is relatively unimportant. In the long run, the performance of the Third Avenue Portfolio will be driven by the merits of the investments, not by general market considerations. Third Avenue seeks "safe and cheap" equity investments which exhibit four essential characteristics: companies with strong financial positions, competent management and understandable businesses, which trade at a discount to their private market or takeover values.

Third Avenue analyzes all securities from a creditor's point of view and will not acquire the common stock of any company deemed not credit worthy. A credit analysis, even when appraising an equity, looks at a company's internally generated cash flows to see if the company has enough sources of cash to be able to meet its requirements to service obligations and increase corporate wealth. If that cash is not likely to be available internally, credit analysts examine the prospects that the company will have to access capital markets. In examining access to capital markets, such access is almost always to credit markets, especially to senior institutional lenders such as commercial banks and life insurance companies, and to trade credit.

In credit analysis, little or no reliance is placed on being able to access new capital relatively regularly by selling add-on issues of common stock. As a company needs additional equity, the vast majority is obtained through retained earnings, not the sale of new issues of common stock, either publicly or privately. The general stock market is just too capricious to be depended on as a reasonably regular source of new equity capital for the vast, vast majority of American companies. In small part this capriciousness is a function of price, but more importantly it is a function of availability.

The quality of the Third Avenue Value Portfolio continues to be solid and the common stocks held in the Portfolio appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth. Third Avenue continues to focus on finding additional investment opportunities which meet our "safe and cheap" criteria today for achieving long-term growth into the future.

                        GABELLI LARGE CAP VALUE PORTFOLIO

          Comparison of the change in value of $10,000 invested in the Gabelli Large Cap Value Portfolio and the S&P 500 Index

                                  GABELLI LARGE
DATE                              CAP PORTFOLIO        S&P 500 INDEX
-------------------------         -------------        -------------
12/14/1992                           $10,000              $10,000
    Jun 93                           $10,810              $10,579
    Jun 94                           $11,485              $10,727
    Jun 95                           $13,164              $13,519
    Jun 96                           $14,620              $17,032
    Jun 97                           $17,343              $22,939
    Jun 98                           $21,052              $29,593
    Jun 99                           $20,266              $36,328
    Jun 00                           $20,161              $38,962
    Jun 01                           $18,834              $33,184
    Jun 02                           $12,263              $27,214

-  Average annual total return since inception: 2.16%
-  Total return for the year ended June 30, 2002: (34.89%)
-  Average annual return for the five year period ended June 30, 2002: (5.28%)
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Investors' vote of no confidence continued to depress the equity markets at an accelerated pace as the last leg of the unwinding of the excesses created in the bubble market of the late 1990's turned out to be the uncovering of accounting scandals at several corporations. Investor confidence has been damaged by the number of executives that mislead investors by managing their books. Although this behavior was not prevalent, it has seemed so as a small number of executives and companies have made the headlines repeatedly. These announcements spooked investors and came against a vacuum of support because of the stalled earnings outlook. However, the loss of confidence is at odds with the continuing decent economic numbers that show the economy on a solid, if frustratingly slow, path of recovery.

For the fiscal year ended June 30, 2002, the fund declined (34.89%). The fund's performance was hurt by poor performance from companies which had already seen their share price decline. The stocks which were the worst under performers included those with the worst balance sheets and most debt, and those which were in the sectors which had a high profile company admit to misleading accounting. This included the utility and the telecommunications sectors. Another under performing group which in past market cycles was considered safer due to its strong earnings was the pharmaceutical industry. Outperformers included Motorola, Mattel and International Paper.

The Portfolio is well positioned for outperformance going forward. The Portfolio now has an inexpensive valuation and is exposed to holdings that should rebound more strongly than the market when it starts to rise. Since the beginning of the year there has been more value in industries which were tied to a recovering economy and so far that has been pushed out for another six months. It is hard to imagine that stocks will be acting better in the near future. Stocks rise either because earnings grow or because investors are willing to pay a higher price for those earnings. The economy will continue to grow in the second half, and capital spending will recover, joined by an upturn in the industrial sector which has already started.

On the positive side there is an economic recovery which should soon show up in earnings. Consumer confidence and spending are fine, and good productivity, low inflation and interest rates are prevalent. Finally, since mid-year we have seen signs of the kind of market behavior which marks a bottom, such as wild daily swings in the averages and tremendous share trading volume. There is tremendous value in the market now. At some point, there will not be fresh accounting scandals daily and with the economic recovery, capital spending will resume and begin to drive earnings. When these two things happen, investors will return to stocks and the value that has been built in will be realized. But now is the time to capitalize on the emotions in the market, because a considerable part of the value will be captured in the prices as conditions return to normal.

                           BARON SMALL CAP PORTFOLIO

 Comparison of the change in value of $10,000 invested in the Baron Small Cap
    Portfolio, the Value Line Geometric Index and the Russell 2000 Index

DATE                BARON SMALL CAP         RUSSELL 2000 INDEX
---------------     ---------------         ------------------
12/14/1992             $10,000                   $10,000
    Jun 93             $10,110                   $10,857
    Jun 94             $10,763                   $11,179
    Jun 95             $11,881                   $13,196
    Jun 96             $14,102                   $16,363
    Jun 97             $16,975                   $19,016
    Jun 98             $20,989                   $22,210
    Jun 99             $19,051                   $22,533
    Jun 00             $18,380                   $25,795
    Jun 01             $20,739                   $25,971
    Jun 02             $20,143                   $23,776

-  Average annual total return since inception: 7.61%
-  Total return for the fiscal year ended June 30, 2002: (2.87%)
-  Average annual return for the five year period ended June 30, 2002: 7.39%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Baron Small Cap's performance of (2.87%) from June 30, 2001 to June 30, 2002 was weak on an absolute basis, but strong relative to the Russell 2000 of (8.45%) and Morningstar's average small-cap fund of (19.78%). The Portfolio's return of 14.7% since Baron started managing the portfolio on November 1, 2000, is significantly ahead of the returns for the Russell 2000 of (4.8%) and Morningstar's small-cap growth fund average of (29.1%).

Sectors that contributed positively over the one year period include business services, energy, health care, hotels and lodging and retail stores and restaurants. Choicepoint, a provider of credential verification and identification service, was up 45% and had the largest positive impact on performance. Other holdings that contributed positively included Chico's FAS, Trigon Healthcare and Dollar Tree Store.

Sectors that hurt performance were communications, printing and publishing, financial services, and media and entertainment. Smartforce was down 68% and had the most negative impact on performance. Other holdings that negatively impacted performance were NTL Inc. and SBA Communications (both of which have since been sold).

Since Baron Capital started managing the portfolio on November 1, 2000, the relative performance has been strong for a couple of reasons. First, the firm's disciplined practice of buying forward-looking, well-managed, fast-growing businesses with real earnings has faired well in a time when the market continues to turns its back on companies with weak balance sheets and irrational valuations. Though stock prices have recently been very volatile, the businesses in which we invest have generally continued to grow in a weak economic environment. We remain optimistic about the long-term prospects of these businesses and therefore remain optimistic regarding the performance of their stocks.

                              DIRECTOR DISCLOSURE

                               JUNE 30, 2002


The Directors and Executive Officers of the Fund and their principal occupations for the last five years are set below. Each may have held other positions with the named companies during that period.

----------------------------------- ------------- -------------------------------------------------------------------
NAME, AGE,
POSITION WITH THE FUND              LENGTH OF     PRINCIPAL OCCUPATION & OTHER
& ADDRESS                           TIME SERVED   DIRECTORSHIPS DURING THE LAST 5 YEARS
----------------------------------- ------------- -------------------------------------------------------------------
                                                  President of Integrity Life Insurance Company since 1993;
                                                  President of National Integrity Life Insurance Company since
John R. Lindholm (52)                             September 1997;  Executive Vice President - Chief Marketing
Chairman of the Board of Directors                Officer of ARM Financial Group (ARM) from July 1993 to March
515 W. Market Street                              2000;  Chairman and Director of the mutual funds in the State
Louisville, KY 40202                8.63 years    Bond Group of mutual funds from June 1995 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  CEO, Aveus, an interactive strategy and development firm, since
                                                  July 1999;  President, Clavm, Inc., a management consulting group, since June 1998;  Fellow, Poynter Institute for Media
                                                  Studies, since June 1998; Board Member (Cowles Media) Star
Chris LaVictoire Mahai (46)                       Tribune Foundation from September 1992 to June 1998;  Senior Vice
Director                                          President, Cowles Media Company/ Star Tribune from August 1993 to
244 North First Avenue                            June 1998;  Director of the mutual funds in the State Bond Group
Minneapolis, MN 55401               4.88 years    of mutual funds from June 1984 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  President, William Faulkner & Associates, LLC (international
William B. Faulkner (74)                          trade business) since 1986; Director of the mutual funds in the
Director                                          State Bond Group of mutual funds from 1980 to December 1996;
240 East Plato Blvd.                              Manager, Carroll Family, LLC (commercial land development
St. Paul, MN 55107                  6.66 years    business) since 1996.
----------------------------------- ------------- -------------------------------------------------------------------

Irvin W. Quesenberry, Jr. (53)                    Retired; Founder and Managing Director of National Asset
Director                                          Management Corporation (investment counseling firm) from 1979 to
35 Brownsboro Hill Road                           1995; Member of Louisville Community Foundation Investment
Louisville, KY 40207                2.36 years    Committee; Board member of Louisville Water Company since 1986.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Managing partner, Associated Mezzanine Investors, LLC since March
John Katz (63)                                    2000; Director, Nations Flooring, Inc. since March 1998;
Director                                          Investment banker since January 1991; Director of mutual funds in
10 Hemlock Road                                   the State Bond Group of mutual funds from June 1995 to December
Hartsdale, NY 10530                 8.63 years    1996.
----------------------------------- ------------- -------------------------------------------------------------------

Edward J. Haines (54)
President                                         Senior Vice President of Marketing for Integrity Life Insurance
515 W. Market Street                              Company since March 2000; Senior Vice President of Marketing for
Louisville, KY 40202                8 years       ARM from December 1993 to March 2000.
----------------------------------- ------------- -------------------------------------------------------------------

Kevin L. Howard (38)                              Senior Vice President and Counsel of Integrity Life Insurance
Secretary                                         Company since March 2000; Senior Vice President and Counsel of
515 W. Market Street                              ARM from October 1998 to March 2000; Assistant General Counsel of
Louisville, KY 40202                8 years       ARM from January 1994 until October 1998.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Chief Financial Officer of Integrity Life Insurance Company since
Don W. Cummings (38)                              March 2000; Chief Financial Officer-Retail Business Division of
Controller                                        ARM from November 1996 to March 2000; Strategic Initiatives
515 W. Market Street                              Officer of ARM from April 1996 until November 1996; Controller of
Louisville, KY 40202                2.36 years    ARM from November 1993 until April 1996.
----------------------------------- ------------- -------------------------------------------------------------------

The Statement of Additional Information includes additional information about Fund directors and is available to shareholders upon request without charge by contacting the Administrative Office at 1-800-325-8583.

THIS ANNUAL REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE DIRECTLY OR INDIRECTLY OF ANY INTEREST IN THE FUND. NO OFFERING IS MADE EXCEPT IN CONJUNCTION WITH A PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.


        Principal offices located at:
[LOGO]  515 WEST MARKET STREET
        LOUISVILLE, KENTUCKY 40202

       TOUCHSTONE                                                 VARIABLE
[LOGO] ---------------------------------------------------------- SERIES
                                                                  TRUST

TOUCHSTONE VARIABLE SERIES TRUST

o    Touchstone International Equity Fund

o    Touchstone Emerging Growth Fund

o    Touchstone Small Cap Value Fund

o    Touchstone Growth/Value Fund

o    Touchstone Large Cap Growth Fund

o    Touchstone Enhanced 30 Fund

o    Touchstone Value Plus Fund

o    Touchstone Growth & Income Fund

o    Touchstone Balanced Fund

o    Touchstone High Yield Fund

o    Touchstone Bond Fund

o    Touchstone Standby Income Fund

o    Touchstone Money Market Fund
                                                               ANNUAL REPORT
                                                             DECEMBER 31, 2002

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Touchstone Investor:

Touchstone is pleased to provide you with this update on the investment activity and performance of the Touchstone Variable Series Trust for the year ended December 31, 2002.

LOOKING BACK

A deflating technology bubble, corporate governance scandals and threats of terrorism and war dragged stock market gauges lower in 2002. Companies maintained a conservative spending mindset while consumers scaled back purchases. Tepid growth and high-profile corporate earnings disappointments further depressed share prices. Powerful underlying crosscurrents at work within the economy made the pace of recovery sluggish and uneven. Navigating the investment markets amid continued volatility proved to be extremely challenging.

THE TOUCHSTONE ADVANTAGE

A considerable advantage to help you weather the current climate are time-tested managers who bring resources, experience and acumen to bear. We strive to help you reach your objectives through outstanding long-term professional investment management in the Touchstone Variable Series Trust funds. You benefit from access to an exclusive selection of premier institutional managers. We believe these managers are emerging leaders that possess the models, methods, talent and teams needed to recognize and capitalize on opportunities on your behalf.

Today's financial marketplace offers investors limitless choice and vast complexity. At Touchstone, we work diligently to provide the necessary resources for identifying the best investment opportunities. Our rigorous process of carefully selecting and monitoring sub-advisors sets us apart and ensures expert fund management. We are committed to consistent and continual oversight that seeks to assure that the funds we offer will help you fulfill your goals.

LOOKING AHEAD

It's important to keep the current market environment in perspective. And, it's equally important to consider the long-term composition and performance of your portfolio. Time in the market has proven to be a key driver in any long-term investment strategy. Challenging times such as these underscore the beneficial impact of maintaining a diverse portfolio, investing regularly, rebalancing periodically and remaining focused on achieving individual financial goals.

Signs for future optimism are emerging. Government and industry reports signal the economy may be gaining positive momentum. Potential catalysts could generate a bullish market outlook, although the timing is uncertain. Going forward, our Touchstone Variable Series Trust managers remain steadfastly focused on identifying opportunities in which investors can capitalize. We endeavor to offer a long-term, disciplined approach to investment management that helps you attain your goals.

Thank you again for the opportunity to work on your behalf. We appreciate your continued trust and confidence. We look forward to strengthening relationships and serving your investment needs in the years ahead.

Best regards,

/s/ Patrick T. Bannigan

Patrick T. Bannigan
President, Touchstone Variable Series Trust

For a prospectus containing more complete information on the Touchstone Variable Series Trust, including charges and expenses, please call 800.669.2796. Please read the prospectus carefully before investing or sending money. Fund availability varies by product.

2

------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND
------------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE INTERNATIONAL EQUITY FUND

REVIEW

Most global equity markets recorded negative returns in 2002 for the third successive year - the first time this has happened since the early years of World War II- despite a modest recovery in the fourth quarter. The S&P 500 Index of America's largest corporations shed about a quarter of its value during 2002, valuing the market more than 40% below its peak of early 2000 amid continuing declines in the TMT (technology, media and telecommunication) sectors, corporate misconduct, and increased military tensions. European markets were among the worst performers during the year, with Germany's DAX Index declining 44% and the French CAC-40 Index falling 34%. As measured by MSCI, the best performing developed market countries in U.S. dollar terms were New Zealand and Austria recording gains of 26% and 17%, respectively. European countries dominated the bottom of the list as Germany, Sweden and Finland declined by approximately 30% in U.S. dollar terms.

Despite such dispiriting annual statistics, the final quarter of the year notably produced healthy local currency returns of 5-10% for many markets. Consumer staples stocks were among the best performers for the twelve months, while the fourth quarter showed better performances by selected stocks in the pharmaceutical, technology and financial sectors. These latter sectors rebounded from their low levels in early October amid some hope the worst of the three-year bear market may be coming to an end. For the full year, as measured by MSCI, the poorest performing indexes were Telecommunications and Technology which fell by over 30% in U.S. dollar terms. While still in negative territory the best performing index was Consumer Staples which declined by slightly under 5% in U.S. dollar terms.

Returns in 2002 were worse than in the each of the previous two years, as markets grappled with a series of debilitating ailments including below trend economic growth, corporate fraud and a volatile global geopolitical backdrop.

The economic recovery failed to materialize to the extent that was extensively anticipated in the early part of the year - in fact, growth has been notably sluggish. Despite underperforming initial expectations, the U.S. economy has proved to be quite resilient even as the equity market continued to decline. Consensus estimates suggest that the U.S. economy may have expanded by 2.5% in 2002. That is considerably better than the Eurozone region where growth is unlikely to reach 1%. This reflects the inability of Germany, the region's largest economy, to achieve meaningful growth amid falling business and consumer confidence levels. The region's other two large economies, France and Italy face similar problems. The Euro registered gains against the U.S. dollar amid concern America may not attract as much international investment flows as in previous years and as Eurozone interest rates remained at a relatively higher level. For the full year, the Euro gained close to 18% versus the dollar.

The United Kingdom's economy performed relatively well in 2002 and is expected to record a growth of 1.6% for the full year. Consumer spending has helped to cushion the economy from the weakness in manufacturing amid low interest rates and a buoyant housing market.

In the Pacific region, Japan's economy contracted by 0.5% during the year as the country continues to struggle with deflation, a weak banking system and poor business and consumer confidence. The relative strength of the yen, which gained 3% against the dollar in the fourth quarter, has made Japanese exports

------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND
------------------------------------

--------------------------------------------------------------------------------

less competitive in the important U.S. market adding to the economic difficulties the country has faced. Australia's domestic economic growth accelerated in the latter half of the year, fuelled by rising business investment, consumer spending and a construction boom. It is expected that the economy will expand by 3.6% for the full year - one of the best performers of developed economies in 2002.

PORTFOLIO REVIEW

Bank of Ireland Asset Management (U.S.) Limited commenced management of the Touchstone International Equity Fund on May 1, 2002. For the twelve month period ended December 31, 2002, the Touchstone International Equity Fund returned
-23.58% under performing its benchmark, the MSCI EAFE Index, which returned -15.64% during the year. The single largest contributor to the Fund's under performance was its under exposure to Japan relative to the MSCI EAFE Index. As measured by MSCI, the Japanese equity market out performed the broader index by close to 10%. We continue to be believe that absent meaningful restructuring at the company and macro economic levels, investment opportunities in Japan will be limited. As a result, our stock selection process has produced an exposure to Japan of about 50% of its weight in the index. Also contributing to our relative under performance has been our preference for the export oriented companies in Japan. The relative strength of the yen has had a negative impact on stocks in this sector.

On an absolute level, despite a strong rally in the fourth quarter, stocks in the telecommunication, technology and financial services sectors were the worst performers for the full year.

Insurers were particularly hard hit during the year as falling equity markets raised concerns about the solvency ratios of many companies and their ability to write new business. Compounding the situation was higher than normal claims arising from the September 11th terrorist attacks and flooding in central Europe. Fund holding Swiss Reinsurance was particular impacted by the fallout in the sector. However, the world's number two reinsurance company has reserves totalling almost CHF 100 billion invested mostly in fixed income thus limiting its exposure to the stock markets and its recent operating results indicate it is beginning to benefit from the rise in premiums post 9/11. The insurance sector woes spilled over to the banking sector, helping to depress shares of the Dutch bank, ING Groep NV, which garners about two-thirds of its profits from its insurance operations. The bank possesses a strong balance sheet, bolstered by an increase in its capital position as it raised $1 billion through a debt offering in the fourth quarter, and has been able to control costs in a difficult environment. It should be noted that both stocks rebounded during the fourth quarter.

Mobile phone giant, U.K.-quoted Vodafone Group Plc's shares fell over the year as concerns arose over the ability of mobile operators to generate sufficient revenue from the next generation of mobile services - 3G - to justify the investments of the last few years. However, the company's shares have rebounded sharply from lows reached in the third quarter as its mobile phone markets and margins have continued to grow, enabling the company to generate considerable cashflow.

Also weighing on the Fund's performance over the year was the Dutch-quoted global supermarket operator Royal Ahold NV which fell as fears grew about its performance in its key U.S. market because of competitive pressures from Wal-Mart Stores Inc. Compounding this were troubles in its Latin American markets, particularly in Argentina.

4

------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND
------------------------------------

--------------------------------------------------------------------------------

For the better part of 2002 investors preferred companies that continued to demonstrate visible earnings growth and stability. Many of these were located in the consumer staples and oil sectors. U.K. quoted Unilver, the world's leading producer of ice cream, rallied sharply in the third quarter as it produced earnings ahead of expectations. The company is successfully executing its 'path to growth' program under which it is shedding brands and cutting costs to focus on its most profitable products.

Shares of the Italian oil and gas company, ENI SpA advanced during the fourth quarter as it benefited from the sharp increase in crude oil prices and as it increased its upstream production capabilities. Similarly, France's Total Fina Elf SA was able to produce good results and is on track to meet its upstream production growth target of 10% for the full year. The company continues to benefit from productivity gains arising out of the acquisition of Petrofina and Elf Acquitaine, currently targeted at $3.4 billion by the end of 2003.

OUTLOOK

The final quarter of 2002 provided a snapshot of the difficulties facing investors. October and November registered strong gains amid rising optimism that markets were entering a bullish phase, pushing some stocks strongly ahead. By the end of December, much of those gains had evaporated as geopolitical tensions began to rise again.

We did not expect this brief rally to be sustained as much of the gains were made by 'high beta' stocks (stocks that rise and fall more than the overall market on average) at the expense of more defensive areas of the market. In our view, sustainable long-term gains in equity prices must come from growing earnings in line with the valuation multiples being paid for stocks.

Even after December's decline, valuations for many technology-related companies still appear stretched. We remain disposed to quality 'defensive' stocks, which tend to produce solid earnings growth over time. Overall, equity markets are likely to continue to trend sideways amid occasional bouts of volatility.

The low interest rate environment should provide a beneficial backdrop for equity markets. Interest rates in the U.S. are at a level last recorded in 1961 and we do not expect any significant movement in 2003. There may be more scope for the European Central Bank to ease rates further if inflation does moderate. This option could provide an extra boost for the German economy, in particular, if the region fails to respond to the most recent rate cut. As economic recovery takes hold, we believe corporate profits should improve although the level of improvement may be quite modest. However, we do not expect economic growth to be so strong as to prompt an aggressive rise in interest rates.

The possibility of a war with Iraq represents a significant risk to the global economy. Oil prices have risen sharply to the end of 2002 and a war would likely lead to a further spike in prices, at least in the short-term. Another potential obstacle to a global economic recovery could be foreign exchange turmoil if the U.S. dollar weakens too much. While we have believed for some time that the U.S. dollar has been overvalued, the extent of its decline could hurt economies, such as the Eurozone and Japan, that are heavily dependent on the American export market.

------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND
------------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone International Equity Fund
MSCI EAFE Equity Index (Major Index)

--------------------------------------------------------------------------------

-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02     12/31/02       11/21/94
(23.58%)      (6.50%)       (1.06%)
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
             (8.32%)
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND
------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 100.6%

AUSTRALIA - 3.4%
  26,105   Fosters Brewing Group                                   $     66,149
   5,900   National Australia Bank                                      105,483
  12,542   News Corporation NPV                                          81,076
  13,800   Westpac Banking                                              106,848
--------------------------------------------------------------------------------
                                                                        359,556
--------------------------------------------------------------------------------
FINLAND - 1.2%
   8,214   Nokia OYJ                                                    130,590
--------------------------------------------------------------------------------
FRANCE - 8.7%
   5,382   Aventis SA                                                   292,560
   9,550   AXA                                                          128,178
   1,334   Lafarge SA                                                   100,513
   2,805   TotalFinaElf SA                                              400,619
--------------------------------------------------------------------------------
                                                                        921,870
--------------------------------------------------------------------------------
GERMANY - 6.1%
     598   Allianz AG                                                    56,541
   5,594   Bayer AG                                                     117,407
   5,585   Bayerische Motoren Werke AG                                  169,673
   1,554   Deutsche Bank AG                                              71,591
   5,781   E. On AG                                                     232,957
--------------------------------------------------------------------------------
                                                                        648,169
--------------------------------------------------------------------------------
GREAT BRITAIN - 30.5%
   5,600   3I Group Plc                                                  49,630
  45,170   Barclays Plc                                                 278,877
   5,340   Boots Plc                                                     50,163
  26,573   BP Plc                                                       182,884
  13,310   British American Tobacco                                     132,959
  19,267   Cadbury Schweppes Plc                                        120,195
  20,550   Compass Group Plc                                            108,845
  26,063   Diageo Plc                                                   283,432
  16,236   GlaxoSmithkline Plc                                          311,568
  21,000   Hilton Group Plc                                              55,783
  16,064   HSBC Holdings Plc                                            177,539
  13,873   Kingfisher Plc                                                49,470
  34,589   Lloyds TSB Group Plc                                         248,076
  18,100   Prudential Plc                                               127,921
  43,049   Shell Transport & Trading                                    283,282
   3,459   Smiths Industries Plc                                         38,758
  33,816   Tesco Plc                                                    105,342
  28,507   Unilever Plc                                                 271,229
 140,480   Vodafone Group Plc                                           256,690
   6,502   Wolseley Plc                                                  54,641
   9,250   WPP Group Plc                                                 70,288
--------------------------------------------------------------------------------
                                                                      3,257,572
--------------------------------------------------------------------------------
HONG KONG - 2.9%
  15,000   Cheung Kong Holdings                                          97,616
  12,000   Hong Kong Electric                                            45,394
 476,000   Petrochina                                                    94,609
  12,000   Sun Hung Kai Properties                                       71,092
--------------------------------------------------------------------------------
                                                                        308,711
--------------------------------------------------------------------------------
IRELAND - 0.5%
   4,391   Crh Plc                                                       54,143
--------------------------------------------------------------------------------
ITALY - 4.3%
  17,403   Eni SPA $                                                    276,680
  24,186   Telecom Italia SPA                                           183,503
--------------------------------------------------------------------------------
                                                                        460,183
--------------------------------------------------------------------------------
JAPAN - 13.7%
   1,510   Acom                                                          49,625
  10,000   Canon                                                        376,675
   5,000   Fuji Photo Film                                              163,057
   4,200   Honda Motor                                                  155,372
   1,900   Hoya                                                         133,049
   1,200   Nintendo                                                     112,143
      44   NTT Docomo                                                    81,200
     700   Rohm Company                                                  89,130
     400   SMC                                                           37,550
   1,600   Sony                                                          66,875
   4,700   Takeda Chemical Industries                                   196,444
--------------------------------------------------------------------------------
                                                                      1,461,120
--------------------------------------------------------------------------------
NETHERLANDS - 10.7%
  13,382   ABN Amro Holdings                                            218,791
   2,325   Heineken NV                                                   90,763
  16,504   ING Groep NV                                                 279,534
  10,687   Koninklijke Ahold NV                                         135,701
   9,902   Philips Electronics NV                                       173,532
   9,962   Reed Elsevier NV                                             121,792
   3,850   Tnt Post Group NV                                             62,421
   2,004   VNU NV                                                        52,259
--------------------------------------------------------------------------------
                                                                      1,134,793
--------------------------------------------------------------------------------
SOUTH KOREA - 2.3%
   1,640   Kookmin Bank ADR                                              57,974
   2,000   Posco ADR                                                     49,460
   1,056   Samsung Electronics, 144A, GDR                               140,712
--------------------------------------------------------------------------------
                                                                        248,146
--------------------------------------------------------------------------------
SPAIN - 3.4%
  27,149   Banco Santander Central Hispano                              186,326
  19,853   Telefonica*                                                  177,712
--------------------------------------------------------------------------------
                                                                        364,038
--------------------------------------------------------------------------------
SWITZERLAND - 12.9%
   1,975   Nestle SA                                                    418,511
   6,068   Novartis AG                                                  221,400
   2,838   Roche Holding AG                                             197,759
   3,627   Swiss Reinsurance                                            237,918
   6,026   UBS AG - Registered*                                         292,866
--------------------------------------------------------------------------------
                                                                      1,368,454
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 100.6%
(COST $12,250,928)                                                 $ 10,717,345
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6%)                          (69,005)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 10,648,340
--------------------------------------------------------------------------------
*    Non-income producing security.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, this security was valued at $140,712 or 1.32% of net assets.
ADR  - American Depository Receipt.
GDR  - Global Depository Receipt.

The accompanying notes are an integral part of the financial statements.

------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND
------------------------------------

--------------------------------------------------------------------------------

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 2002 was as follows:

     Industry                                                         Percentage
      Sector                                                          Net Assets

Banking                                                                  16.3%
Oil & Gas                                                                11.7%
Beverages, Food & Tobacco                                                11.4%
Pharmaceuticals                                                          11.3%
Insurance                                                                 7.8%
Telephone Systems                                                         7.7%
Retailers                                                                 6.0%
Media - Broadcasting & Publishing                                         3.9%
Electronics                                                               3.5%
Automotive                                                                3.1%
Industrial - Diversified                                                  2.7%
Restaurants                                                               2.7%
Food Retailers                                                            2.3%
Electric Utilities                                                        2.2%
Real Estate                                                               1.6%
Building Materials                                                        1.0%
Financial Services                                                        1.0%
Electrical Equipment                                                      0.8%
Communications                                                            0.7%
Transportation                                                            0.6%
Entertainment & Leisure                                                   0.5%
Cosmetics & Personal Care                                                 0.5%
Metals                                                                    0.5%
Electrical Equipment & Supplies                                           0.4%
Aerospace & Defense                                                       0.4%
Liabilities in excess of other assets                                    (0.6%)
--------------------------------------------------------------------------------
                                                                        100.0%
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

8

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE EMERGING GROWTH FUND

WESTFIELD CAPITAL MANAGEMENT, INC.

It was another very difficult year in small cap growth as every sector but financials produced negative returns for the year, most in double digits, resulting in a return of negative 30.26% for the Russell 2000 Growth. The third year in a row of negative returns produced a 3 year annualized rate of negative 21.11% for the benchmark. To be sure, small cap growth managers across the country are using the phrase 'Mean Reversion' as never before. While the timing of a comeback may be up for debate, there can be no question that this market anomaly has left small cap growth stocks undervalued on many measures relative to other style and cap ranges as well as to their historical means. While the markets have a tendency to move to extremes in the short term, we are quite positive on small cap growth, as value has led for 3 years in a row. We feel that the bear market is largely over and that the negative performance we have seen from small cap growth stocks will reverse in 2003 and 2004. At Westfield, we continued to add value on a relative basis in 2002 (down 22.31% versus down 30.26% for the Russell 2000 Growth) and have accomplished that through rigorous fundamental research. The fourth quarter proved to be difficult at the start as there was an apparent 'short squeeze' during October and November in many technology names that led the quarter in performance regardless of the fragile fundamentals. While we underperformed for the quarter (up 4.52% versus 7.51%), we outperformed for the 6th year in a row. We feel strongly that our approach to stock selection will continue to add value and that 2003 will yield a market where good stock pickers will once again outperform the broad indices.

We added a majority of the value in the healthcare sector during 2002. While the group performed very poorly (down 39.61% for the year and up only 2.07% for the quarter) our stock selection was strong and we were able to avoid many of the 'blow-up' stocks that hurt performance. During the quarter we reduced our exposure to healthcare services that had performed well and increased our weight in medical devices that focus on orthopedics as well as in biotechnology stocks. Despite the group's poor performance, a number of our names appreciated nicely during the year (Celgene up 25%, Wright Medical up 11% and Pediatrix up 9%) and stock selection helped contribute over 300 basis points over our benchmark.

The energy exposure also contributed to performance for the year both in terms of sector allocation as well as stock selection. We averaged a 6% overweight in the area and our names were down a little over 1% versus the index that was down over 7%. The impact during the fourth quarter was negligible; however, we feel this exposure will benefit the strategy in 2003. A majority of the energy weight is focused on natural gas companies. Regardless of the issues in the Middle East and Venezuela, there is a severe supply shortage resulting from a lack of drilling over the last 2 years. As the economy picks up, gas shortages are likely and these stocks should do well. Additionally, while we feel that the increase in oil prices is an incremental negative to the group and may impede economic growth, the benefit from industrial switching to gas should outweigh this consequence.

Our investment in the financial sector helped performance in the quarter as well as over the year. We have focused on the insurance companies as well as regional banks that have solid growth prospects. For the fourth quarter, Philadelphia Consolidated was our best performing security within Financials, up 20%. The insurance industry is one of the few areas in the economy that has pricing power and given the lack of additional capital flowing to this area we feel this dynamic should continue. For the year, UCBH has been our best performing stock (up 48%) and the company recently announced fourth quarter earnings per share growth of 25%. We feel that this is one of the best

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

--------------------------------------------------------------------------------

management teams in the industry and that they will continue to impress the 'street' in 2003.

Our performance within the consumer sector detracted during the fourth quarter. Stocks that we owned were down almost 5% versus the consumer index that was nearly flat. For the year we have added value in this space and we added a senior analyst during the year to increase our coverage. P.F. Chang's was our best performing consumer stock in the quarter and was up 24%. The trends within the casual dining industry are positive and Chang's is a highly profitable concept that is generating enough cash to sustain a 30% growth rate without incurring debt into a potentially rising interest rate environment. Some of the names that hurt performance were Information Holdings and Entravision. We have sold our position in Information Holdings and feel that Entravision, a diversified media company that focuses on the growing Hispanic community, will benefit from the turn in advertising in 2003.

The technology sector once again added instability to the asset class, as it was down over 50% for the year despite being up 27% in the fourth quarter, but also down 15.75% in December. We have been underweighted in this area for some time based on our meetings with company managements and do not feel that the sector has the ability to lead the broader market in the near future. Our underweight contributed to performance for the year but hurt in the fourth quarter. We feel that performance of stocks in this area has been driven more by psychology than fundamentals and as a result, stock selection has been difficult. We continue to have two analysts covering the sector and will initiate a more meaningful position when we can demonstrate a solid turn in company management's confidence in their projections. While periods like October-November have been difficult, we have benefited over the last few years from our conviction and have avoided getting 'whipsawed' in this group.

While not typically considered a growth sector, industrials make up roughly 14% of the growth index and encompass a number of stocks with growth characteristics. Our presence in this group has included some regional airlines, healthcare related staffing and device companies as well as waste removal companies. We have been slightly overweight the classification which outperformed in 2002. Throughout the run in small growth stocks during 1999, and the decline since then, we have not changed our focus or research style. We remain committed to a fundamental approach and spend a great deal of time analyzing company management teams and each investment candidate's growth prospects and valuations relative to their peer groups. This strategy has consistently yielded outperformance and should continue to do so. We feel confident that 2003 will be an environment where stock picking adds, value over an indexing approach and we are looking forward to an uptick in the economy along with a conclusion to the geopolitical issues that are overhang on the markets.

10

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

--------------------------------------------------------------------------------

TCW INVESTMENT MANAGEMENT COMPANY

The year 2002 comprised a series of dramatic events, which exacerbated stock market volatility. As we exited 2001, the portfolio staged a strong recovery from the post September 11 market decline. The good performance continued into early 2002 as the U.S. economy exhibited signs of emerging from the previous year's recession, with gross domestic product growing at a robust five percent rate. However, the underlying economic strength faded in the June to September period as inventory pipeline filling had run its course. Given the economic sensitive weighting in our portfolio, our company holdings witnessed softening earnings during the September quarter, causing their stocks to sustain price declines. This, coupled with the onset of the worst bear market in a generation, resulted in significant portfolio losses. However, the portfolio rebounded dramatically in the fourth quarter, reinforcing our belief that the bear market has ended. The year end rally, moreover, could signal the beginning of the next bull market.

Given the attractive valuations created by the bear market pressures, we seized the opportunity to position the portfolio for the eventual economic recovery. Our portfolio staged a powerful recovery at yearend as the confluence of improving corporate profits, employment trends and general economic conditions forced investors back into equities.

For investors, the third quarter of 2002 will most likely be remembered as one of the most brutal periods on record. While the early stages of this worst bear market in a generation appeared to be confined to internet and technology stocks, it ultimately spread to virtually every sector of the market, wiping out trillions of dollars in capitalization. From its peak in March 2000 through this past September, the NASDAQ Index declined more than 76%, while the S&P 500 was down 45%. In no other period in history, excepting 1929-1932 has there been stock market losses of this magnitude.

Our relative underperformance is attributable to the portfolio's overweight position in basic industry, consumer and technology holdings and underweight in financials versus the benchmarks. By being heavily weighted in interest sensitive equities, the benchmarks benefited mightily from the strong bond market. Our sector weightings are driven strictly by bottom up valuation and individual stock selection. Going forward, we believe this mismatch versus the benchmark will yield significant out performance given the relative attractive valuation of our holdings versus the composition of the indices.

Early this year, as the economy expanded, and order bookings improved, the managements of our portfolio holdings were optimistic about an earnings recovery in this year's second half. We, too, were positively inclined about improving business conditions and attractive valuations of many industrial, capital goods, technology and consumer companies who weathered last year's downturn with strong balance sheets and lean cost structures. As we exited last year, we judiciously repositioned the portfolio into the attractively priced equities across these industry sectors. When the economy suddenly softened in the second quarter, and again in the third quarter, our portfolio holdings declined as the market questioned near term earnings visibility. Nevertheless, we remain bullish on the appreciation potential of the portfolio.

It has always been our philosophy that valuation ultimately wins out over fear and emotion. Given the historically low valuations of the Fund's holdings, we expect substantial appreciation potential over the next market up cycle. Just as the irrational exuberance of the previous bull market catapulted equities into overvalued territory, we feel that the bear market overreacted on the

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

--------------------------------------------------------------------------------

downside, pushing many stocks down to below intrinsic asset value.

As disciplined, opportunistic managers steeped in "Graham and Dodd" value investing, we are taking advantage of this market decline to build a portfolio of excellent companies with superb business fundamentals and prospects for robust profitability. As we accumulate these positions the market may have more downside. During this period, we continue to upgrade the portfolio. It is during periods of maximum pessimism that we are afforded the opportunity to invest in great companies at prices not seen in a generation. We expect to generate significant returns as the market recovers.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Emerging Growth Fund
Russell 2000 (Major Index)

--------------------------------------------------------------------------------

-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02     12/31/02       11/21/94
(22.31%)       8.25%         12.86%
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
             166.70%
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

12

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 92.4%

ADVERTISING - 0.2%
   3,550   Interpublic Group of
           Companies, Inc. (The)                                   $     49,984
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.8%
  32,700   Armor Holdings*                                              450,279
--------------------------------------------------------------------------------
AIRLINES - 2.4%
  29,400   Atlantic Coast Airlines Holdings*                            353,682
  20,400   Skywest                                                      266,628
--------------------------------------------------------------------------------
                                                                        620,310
--------------------------------------------------------------------------------
BANKING - 7.5%
   1,950   Banknorth Group                                               44,070
  21,800   East West Bancorp                                            786,543
   1,950   Silicon Valley Bancshares*                                    35,588
  15,800   Southwest Bancorp of Texas*                                  455,198
  12,900   UCBH Holdings                                                547,605
     800   Valley National Bancorp                                       21,096
--------------------------------------------------------------------------------
                                                                      1,890,100
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.2%
   3,450   Hain Celestial Group*                                         52,440
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.2%
  16,100   CV Therapeutics*                                             293,342
--------------------------------------------------------------------------------
CHEMICALS - 0.2%
   2,650   Agrium                                                        29,972
     700   Rohm and Haas Company                                         22,736
--------------------------------------------------------------------------------
                                                                         52,708
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 8.3%
   1,900   Anixter International*                                        44,175
  16,200   Career Education*                                            648,000
   3,400   Convergys*                                                    51,510
  18,000   Corporate Executive Board
           Company (The)*                                               574,560
   6,750   PerkinElmer                                                   55,688
  43,700   Sylvan Learning Systems*                                     716,679
--------------------------------------------------------------------------------
                                                                      2,090,612
--------------------------------------------------------------------------------
COMMUNICATIONS - 0.1%
  16,100   Agere Systems, Class A*                                       23,184
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 3.6%
   9,600   Aspen Technology, Inc.*                                       27,168
  26,900   Borland Software*                                            330,870
     800   KLA-Tencor Corporation*                                       28,296
   3,900   Macromedia*                                                   41,535
   3,050   Network Associates*                                           49,075
  24,500   Precise Software Solutions*                                  404,495
   4,050   Unisys Corp.*                                                 40,095
--------------------------------------------------------------------------------
                                                                        921,534
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 0.3%
   7,700   Maxtor*                                                       38,962
   4,950   Symbol Technologies                                           40,689
--------------------------------------------------------------------------------
                                                                         79,651
--------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.2%
   1,900   Estee Lauder                                                  50,160
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 3.2%
  18,100   CheckFree Corp.*                                             289,618
  26,200   NDCHealth                                                    521,380
--------------------------------------------------------------------------------
                                                                        810,998
--------------------------------------------------------------------------------
ELECTRONICS - 3.6%
   3,700   Arrow Electronics*                                      $     47,323
     650   EMCOR Group, Inc.*                                            34,457
   4,850   LSI Logic*                                                    27,985
   4,550   National Semiconductor*                                       68,295
  35,800   Power Integrations*                                          608,599
   2,350   Tektronix*                                                    42,747
   2,600   Teledyne Technologies*                                        40,768
   4,000   Vishay Intertechnology*                                       44,720
--------------------------------------------------------------------------------
                                                                        914,894
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 0.2%
   3,400   Metro-Goldwyn-Mayer*                                          44,200
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 3.5%
  23,300   Waste Connections*                                           899,613
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.2%
   1,350   Countrywide Credit Industries                                 69,728
  12,200   RenaissanceRe Holdings Ltd.                                  483,120
--------------------------------------------------------------------------------
                                                                        552,848
--------------------------------------------------------------------------------
HEALTH CARE DISTRIBUTORS - 1.7%
  13,700   Stericycle*                                                  443,592
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT - 0.9%
   8,200   Wilson Greatbatch Technologies*                              239,440
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 7.2%
  39,200   Alliance Imaging*                                            207,760
  31,200   Cross Country*                                               435,240
   2,500   Health Net*                                                   66,000
  23,900   Manor Care*                                                  444,779
   5,300   Pediatrix Medical Group, Inc.*                               212,318
  33,700   Select Medical*                                              454,612
--------------------------------------------------------------------------------
                                                                      1,820,709
--------------------------------------------------------------------------------
HEAVY MACHINERY - 0.6%
   1,500   Cummins                                                       42,195
   1,450   Pall                                                          24,186
   1,950   Phelps Dodge                                                  61,718
   1,400   York International                                            35,798
--------------------------------------------------------------------------------
                                                                        163,897
--------------------------------------------------------------------------------
INSURANCE - 4.0%
     450   Anthem, Inc.*                                                 28,305
  13,800   Philadelphia Consolidated Holding*                           488,520
   3,400   Phoenix Companies*                                            25,840
  18,050   Platinum Underwriters Holdings, Ltd.*                        475,618
--------------------------------------------------------------------------------
                                                                      1,018,283
--------------------------------------------------------------------------------
INTERNET SOFTWARE SERVICES - 0.3%
   5,900   Digital River, Inc.*                                          70,505
--------------------------------------------------------------------------------
LODGING - 1.3%
  22,000   Extended Stay America*                                       324,500
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 2.0%
   1,100   Belo                                                          23,452
  44,900   Entravision Communications, Class A*                         448,102
     650   Meredith                                                      26,722
   1,400   Readers Digest Association, Class A                           21,140
--------------------------------------------------------------------------------
                                                                        519,416
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

-------------------------------
TOUCHSTONE EMERGING GROWTH FUND
-------------------------------

--------------------------------------------------------------------------------

 Shares                                                                Value

COMMON STOCKS - CONTINUED

MEDICAL SUPPLIES - 4.0%
   1,100   Beckman Coulter, Inc.                                   $     32,472
  58,150   PSS World Medical*                                           397,746
   5,600   Teradyne*                                                     72,856
   1,300   Waters*                                                       28,314
  27,600   Wright Medical Group*                                        481,868
--------------------------------------------------------------------------------
                                                                      1,013,256
--------------------------------------------------------------------------------
METALS - 0.2%
   4,300   AK Steel Holding Corp.                                        34,400
     500   Commscope Inc.*                                                3,950
--------------------------------------------------------------------------------
                                                                         38,350
--------------------------------------------------------------------------------
OIL & GAS - 6.2%
  71,800   Chesapeake Energy                                            555,732
   1,000   Cooper Cameron*                                               49,820
     850   Devon Energy                                                  39,015
   1,800   Ensco International                                           53,010
  13,900   Helmerich & Payne                                            387,949
   3,700   Pride International*                                          55,130
  54,500   Superior Energy Services*                                    446,900
--------------------------------------------------------------------------------
                                                                      1,587,556
--------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES - 3.0%
  17,300   Seacor Smit*                                                 769,850
--------------------------------------------------------------------------------
OIL & GAS EXPLORING & PRODUCTION - 2.4%
  42,300   W-H Energy Services*                                         617,157
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.2%
  32,100   Celgene*                                                     689,187
   2,600   Trimeris, Inc.*                                              112,034
--------------------------------------------------------------------------------
                                                                        801,221
--------------------------------------------------------------------------------
RESTAURANTS - 4.1%
  14,700   Cheesecake Factory (The)*                               $    531,405
  14,100   P.F. Chang's China Bistro*                                   511,830
--------------------------------------------------------------------------------
                                                                      1,043,235
--------------------------------------------------------------------------------
RETAILERS - 6.5%
   2,300   American Eagle*                                               31,694
  18,400   Cost Plus*                                                   527,527
  26,500   Guitar Center, Inc.*                                         438,840
   3,550   J.C. Penny Company                                            81,686
   1,900   Talbots                                                       52,307
  19,100   Williams-Sonoma*                                             518,565
--------------------------------------------------------------------------------
                                                                      1,650,619
--------------------------------------------------------------------------------
SEMI-CONDUCTORS - 3.9%
  30,300   Brooks Automation*                                           347,238
  14,100   Semtech Corporation*                                         153,972
  20,900   Varian Semiconductor*                                        496,605
--------------------------------------------------------------------------------
                                                                        997,815
--------------------------------------------------------------------------------
TELECOM EQUIPMENT - 2.0%
  30,800   Advanced Fibre Communication*                                513,744
--------------------------------------------------------------------------------
TRANSPORTATION - 0.2%
   2,100   Alexander & Baldwin                                           54,159
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 92.4%
(COST $23,181,729)                                                 $ 23,484,161
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.6%                          1,923,680
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 25,407,841
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

14

-------------------------------
TOUCHSTONE SMALL CAP VALUE FUND
-------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE SMALL CAP VALUE FUND

The past year has been very difficult and disappointing for U.S. equity investors. Early in the year, small cap value issues were, generally, the one bright spot in the market. However, during the second and third quarters, particularly in July and September, severe price declines occurred in equities, regardless of capitalization or style. After the major indices declined 22% or more in the third quarter, small cap, mid cap, large cap, as well as growth and value indices were all posting sharp losses by year-end. Throughout the year, volatility remained extremely high as investors reacted to inconsistent economic data, disappointing earnings announcements, geo-political events as well as the fallout from some of the largest bankruptcies in U.S. history (including Enron, Global Crossing, WorldCom and U.S. Airways), and the resulting reports of corporate malfeasance and fraudulent accounting. Although the market hoped for a "Santa Claus" rally, the major indices posted strong positive returns for the fourth quarter. The Federal Reserve's aggressive interest rate cut on November 6th was viewed as an "insurance policy" against a double-dip recession and year-end economic data provided further evidence that economic growth continued to be positive, albeit extremely modest.

Ark Asset Management Company's small cap value strategy combines a systematic quantitative approach with traditional fundamental analysis. A key part of the process is the quantitative analysis of individual securities. A six-factor model statistically identifies and ranks the eligible universe of small cap stocks by their relative attractiveness and determines the portfolio's purchase and sale candidates. Transactions in the Fund are driven by objective changes in the evolving quantitative rankings. A stock can be added to the Fund when it ranks in the top 20% of our stock research universe and our model indicates that there will be an upward acceleration in the earnings estimate. The portfolio construction process provides that sector weights will always be controlled to within +/- 5 percentage points of the Russell 2000 sector weights under all market circumstances. The Fund's strategy is to provide incremental returns from individual security selection.

Since the inception of Ark's management (5/2/02), the Touchstone Small Cap Value Fund declined 20.3%, outperforming its primary benchmark, the Russell 2000 Index (-24.3%), as well as the Russell 2000 Value Index (-22.1%). The relative outperformance during this period was driven by stock selection, particularly in the Technology and Health Care sectors as well as the Consumer sectors (Discretionary and Staples).

OUTLOOK

While this was the third consecutive negative year for the overall equity market, 2002 was the first year of negative returns for small cap value stocks (as represented by the Russell 2000 Value Index) since the bear market began. Going forward, the ingredients for an improving economy are in place, creating a strong foundation for positive stock returns. Many companies have become leaner and more efficient, which should translate into better profit margins and earnings with any modest pick up in sales. In addition, interest rates are near 40-year lows and the Federal Reserve is using a variety of measures to push liquidity into the system in an effort to keep the economy on track. The main caveat to this outlook centers on geo-political events. The North Korean nuclear conflict, heightened threat of war with Iraq and Venezuelan oil strike all serve to increase uncertainty going forward. The tremendous uncertainty over growing conflicts could raise the risk premium for this asset class and derail investor enthusiasm for stocks. Eventually, however, we believe that better earnings and an improving economy will be a recipe for better equity returns.

-------------------------------
TOUCHSTONE SMALL CAP VALUE FUND
-------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Small Cap Value Fund
Russell 2000 (Major Index)
Russell 2000 Value (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/99
(22.55%)           (4.74%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
         5/01/99
        (16.31%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

16

-------------------------------
TOUCHSTONE SMALL CAP VALUE FUND
-------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                               Value

COMMON STOCKS - 97.7%

AUTOS & TRANSPORTATION - 4.0%

   1,400   BorgWarner, Inc.                                        $     70,588
   6,200   Cooper Tire & Rubber                                          95,108
  13,200   Tower Automotive*                                             59,400
   3,700   U.S. Freightways                                             106,375
--------------------------------------------------------------------------------
                                                                        331,471
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 19.6%
  12,400   Callaway Golf                                                164,300
   3,700   CBRL Group                                                   111,481
   4,700   CEC Entertainment*                                           144,290
   4,300   Furniture Brands International*                              102,555
   7,900   GTECH Holdings*                                              220,094
   2,800   Jack In The Box*                                              48,412
   9,200   Pier 1 Imports                                               174,156
   4,400   Rare Hospitality International*                              121,528
  14,800   Tetra Tech*                                                  180,560
   2,800   Valassis Comm*                                                82,404
   9,100   Wolverine World Wide, Inc.                                   137,501
   4,000   Zale Corporation*                                            127,600
--------------------------------------------------------------------------------
                                                                      1,614,881
--------------------------------------------------------------------------------
CONSUMER STAPLES - 5.6%
   3,200   Church & Dwight Co., Inc.                                     97,376
   4,600   Constellation Brands, Class A*                               109,066
   1,200   Dean Foods*                                                   44,520
   5,800   Ralcorp Holdings*                                            145,812
   2,100   Robert Mondavi, Class A*                                      65,100
--------------------------------------------------------------------------------
                                                                        461,874
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 21.8%
   5,300   Astoria Financial                                            143,895
   1,800   City National                                                 79,182
   3,980   Fidelity National Financial                                  130,663
   2,200   Financial Federal*                                            55,286
   7,300   First American Corp.                                         162,060
   3,800   GATX                                                          86,716
   8,100   HCC Insurance Holdings                                       199,260
   5,800   Hudson United Bancorp                                        180,380
   9,200   Indymac Bancorp, Inc.                                        170,108
   6,900   NCO Group*                                                   110,055
   3,700   PMI Group                                                    111,148
   1,100   RLI Corporation                                               30,690
   5,000   Roslyn Bancorp                                                90,150
  10,400   United Rentals, Inc.*                                        111,904
   5,100   Washington Federal                                           126,735
--------------------------------------------------------------------------------
                                                                      1,788,232
--------------------------------------------------------------------------------
HEALTH CARE - 12.3%
   5,200   Albany Molecular Research*                                    76,913
   3,200   Covance*                                                      78,688
   2,600   Dentsply International                                        96,821
   1,900   Henry Schein*                                                 85,500
   2,700   Mentor                                                       103,950
   2,600   Mid Atlantic Medical Services*                                84,240
  14,300   Orthodontic Centers of America                               156,013
   6,200   Owens & Minor, Inc.                                          101,804
   7,100   Renal Care Group*                                            224,645
--------------------------------------------------------------------------------
                                                                      1,008,574
--------------------------------------------------------------------------------
MATERIALS & PROCESSING - 7.0%
   4,500   Cytec Industries*                                       $    122,760
   7,100   Dycom Industries*                                             94,075
   2,200   Jacobs Engineering Group*                                     78,320
   5,800   Owens-Illinois, Inc.*                                         84,564
  16,600   Quanta Services*                                              58,100
   8,200   Shaw Group*                                                  134,890
--------------------------------------------------------------------------------
                                                                        572,709
--------------------------------------------------------------------------------
OTHER ENERGY - 3.8%
   4,500   Helmerich & Payne                                            125,595
   2,300   Seacor Smit*                                                 102,350
  18,400   Tesoro Petroleum*                                             83,168
--------------------------------------------------------------------------------
                                                                        311,113
--------------------------------------------------------------------------------
PRODUCER DURABLES - 5.5%
   6,900   Andrew Corporation*                                           70,932
   1,500   Beazer Homes U.S.A.*                                          90,900
  11,500   Cable Design Technologies
           Corporation*                                                  67,850
   3,800   Pentair                                                      131,290
   6,900   Photronics*                                                   94,530
--------------------------------------------------------------------------------
                                                                        455,502
--------------------------------------------------------------------------------
TECHNOLOGY - 13.6%
   7,800   Acxiom*                                                      119,964
   4,100   Adtran*                                                      134,890
  11,300   Advanced Digital Information*                                 75,823
   5,100   American Management Systems, Inc.                             61,149
   6,200   Anixter International*                                       144,150
  11,400   Autodesk, Inc.                                               163,020
   6,500   Eletronics For Imaging*                                      105,697
   3,800   Hyperion Solutions*                                           97,546
   8,800   Pioneer Standard Electronics                                  80,784
   5,400   Reynolds & Reynolds Company
           (The) - Class A                                              137,538
--------------------------------------------------------------------------------
                                                                      1,120,561
--------------------------------------------------------------------------------
UTILITIES - 4.5%
   9,100   Allete                                                       206,388
   3,600   PNM Resources                                                 85,752
   3,400   WGL Holdings                                                  81,328
--------------------------------------------------------------------------------
                                                                        373,468
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 97.7%
(COST $9,608,544)                                                  $  8,038,385
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%                            187,832
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  8,226,217
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

----------------------------
TOUCHSTONE GROWTH/VALUE FUND
----------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH/VALUE FUND

The reconnect with economic and financial reality is underway. For the better part of 2002, stock prices deteriorated while the economy was recovering from recession and corporate profits recorded improving trends. Bankruptcies, corporate malfeasance, re-regulation, Wall Street's shattered credibility, Middle East crises, and pervasive distrust of institutional America drove a psychological spike into the heart of the equity market. As time has passed and the shock has been absorbed in valuations, investors are revisiting the issues with a more realistic mindset. Market participants are slowly discovering the enormous imbalance that exists between the valuations of fixed-income instruments and equities.

If investors' most burdensome fears do not materialize, selling pressure will continue to dissipate and the bias will shift toward accumulating stocks. The absence of new disclosures in corporate America and Wall Street has lessened investor anxiety and assisted a refocusing upon the improving fundamentals. What is being lost in the rhetoric of the media and then investor's focus upon the past is the improving profitability of corporate America. This rise follows six quarters of declining profitability. Rising corporate profits and cash flow should continue to support the capital spending cycle, which appears to be in its early stages.

Near-term concerns surrounding fourth quarter 2002 growth, deflation, and the crisis with Iraq may be overshadowing other emerging developments. First, China with its population of over 1 billion people, not Japan, appears to be the engine of growth in the Asian community of nations. Budding entrepreneurship is stimulating business activity. Second, fiscal stimulus has been elevated to a higher priority as the complexion of Congress has shifted. Third, looking beyond the immediate conflict with Iraq may be too vague to offer much comfort to investors. While no one can predict the financial market with any certainty, the 1991 Gulf War with its quick resolution and the sharp decline in oil prices that followed, as well as the reconstruction after WWII and the Marshal Plan might shed some light on our future economy. Reducing the uncertainty will be an important catalyst for the next leg of an emerging bull market. We feel that the reconnect between shareholders and the underlying fundamentals of the current market environment has much more to contribute to investor returns.

The financial markets should anticipate, at the very least, a relatively stable interest short-term rate environment for some time. As developments in the Middle East unfold, the Fed appears prepared to respond to the unexpected events.

Key drivers for growth equities in 2003 include an economy that is in its fifteenth month of recovery, corporate profits that have risen for two straight quarters and are expected to continue accelerating through 2003, increased capital spending on Equipment & Software, up 3.3% in the June quarter and up 6.6% in the September quarter, companies that are reporting record operating margins, and interest rates that are at 41-year lows.

18

----------------------------
TOUCHSTONE GROWTH/VALUE FUND
----------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Growth/Value Fund
S&P 500 (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02           5/01/01
(36.30%)          (30.04%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
         5/01/01
        (44.90%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

----------------------------
TOUCHSTONE GROWTH/VALUE FUND
----------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 98.9%

AEROSPACE & DEFENSE - 5.5%
     900   General Dynamics                                        $     71,433
   1,200   L-3 Communications Holdings, Inc.*                            53,892
   1,350   Lockheed Martin                                               77,963
--------------------------------------------------------------------------------
                                                                        203,288
--------------------------------------------------------------------------------
Biotechnology - 11.3%
   2,000   Amgen*                                                        96,679
   2,400   Genentech*                                                    79,584
   2,400   Genzyme*                                                      70,968
   2,725   IDEC Pharmaceuticals*                                         90,388
   2,800   MedImmune*                                                    76,076
--------------------------------------------------------------------------------
                                                                        413,695
--------------------------------------------------------------------------------
BUSINESS SERVICES - 2.5%
   2,700   Fiserv*                                                       91,665
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 11.5%
   2,300   Microsoft*                                                   118,910
  11,700   Oracle*                                                      126,359
   3,850   PeopleSoft*                                                   70,455
   1,200   Symantec Corp.*                                               48,540
   3,500   Veritas Software*                                             54,670
--------------------------------------------------------------------------------
                                                                        418,934
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 3.9%
  13,000   EMC*                                                          79,820
  20,200   Sun Microsystems*                                             62,822
--------------------------------------------------------------------------------
                                                                        142,642
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - 2.2%
   2,350   International Flavors and Fragrances                          82,485
--------------------------------------------------------------------------------
ELECTRONICS - 7.0%
   3,100   Analog Devices*                                               73,997
   4,100   Broadcom, Class A*                                            61,746
   4,400   Intel                                                         68,508
   3,550   Texas Instruments                                             53,286
--------------------------------------------------------------------------------
                                                                        257,537
--------------------------------------------------------------------------------
ENERGY - 2.0%
   2,300   Smith International, Inc.*                                    75,026
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.7%
   2,300   Citigroup                                                     80,937
   1,150   Goldman Sachs Group                                           78,315
   2,300   Merrill Lynch                                                 87,285
   2,300   Wells Fargo                                                  107,801
--------------------------------------------------------------------------------
                                                                        354,338
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 2.4%
   5,000   Health Management Associates,
           Class A $                                                     89,500
--------------------------------------------------------------------------------
MEDIA - 4.8%
   1,090   E.W. Scripps Company                                          83,876
   3,600   Fox Entertainment Group - Class A*                            93,348
--------------------------------------------------------------------------------
                                                                        177,224
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 9.0%
   3,800   Biomet                                                       108,908
   2,450   Invitrogen Corp.*                                             76,759
   1,450   Quest Diagnostics*                                            82,505
   2,800   Waters*                                                       60,984
--------------------------------------------------------------------------------
                                                                        329,156
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.7%
   3,180   Biovail*                                                      83,984
   2,900   Pfizer, Inc.                                                  88,653
--------------------------------------------------------------------------------
                                                                        172,637
--------------------------------------------------------------------------------
RESTAURANTS - 2.4%
   2,700   Brinker International*                                        87,075
--------------------------------------------------------------------------------
RETAILERS - 5.3%
   3,200   Home Depot                                                    76,672
     700   Michaels Stores, Inc.*                                        21,910
   3,200   Target                                                        96,000
--------------------------------------------------------------------------------
                                                                        194,582
--------------------------------------------------------------------------------
SEMI-CONDUCTOR EQUIPMENT - 3.8%
   4,900   Applied Materials*                                            63,847
   2,700   Novellus Systems*                                             75,816
--------------------------------------------------------------------------------
                                                                        139,663
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.6%
   7,300   Cisco Systems*                                                95,630
--------------------------------------------------------------------------------
TRANSPORTATION - 8.3%
   3,300   Expeditors International of
           Washington, Inc.                                             107,745
   2,300   Fedex                                                        124,706
   3,500   Swift Transportation Co., Inc.*                               70,063
--------------------------------------------------------------------------------
                                                                        302,514
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 98.9%
(COST $5,285,739)                                                  $  3,627,591
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%                             38,698
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  3,666,289
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

20

--------------------------------
TOUCHSTONE LARGE CAP GROWTH FUND
--------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP GROWTH FUND

The decline in the equity markets in 2002 was the third consecutive down year for stocks, a streak not seen since 1939-1941. The causes of the poor equity returns have been widely discussed. These include a sluggish economic recovery and lower than expected earnings, particularly in the technology sector. Other concerns combined to produce a record drop in the P/E ratio investors were willing to pay for stocks. Risk aversion was rampant during the year 2002. Fraudulent financial reports, the fear of terrorism and the potential showdown with Iraq weigh on the minds of investors as they seek asylum and shelter in bonds and cash equivalents.

After falling to new lows for the year in early October, stocks staged a powerful recovery to provide positive returns for the fourth quarter. Growth stocks, as measured by the Russell 1000 Growth Index, rose 7.2% for the quarter but that was not nearly enough to overcome previous declines and it finished the year -27.9%. The Touchstone Large Cap Growth followed a similar pattern but declined 34.5% for the full year.

Fraudulent accounting and corporate malfeasance were in the spotlight for most of the year. While we managed to avoid several of the biggest perpetrators such as WorldCom, Enron, and Adelphia Communications, we were impacted by our investment in Tyco and Tenet Healthcare.

These two stocks are largely responsible for the funds underperformance of the benchmark. In fact, on a sector basis, health care and industrials were our weakest performers relative to the benchmark indicating the weight associated with those stock declines.

We believe that the year 2003 will mark a turning point. With stocks declining by double-digit rates in each of the last three years, the three-year return on stocks is at a level not experienced since the great depression of 1929. As we enter 2003, many of the concerns that wreaked havoc on stocks have been widely recognized and discounted. The market as a whole is trading at a P/E level of about 16x, a level not seen since 1996-1997. This has occurred while interest rates have trended near 40 year lows in the face of fiscal stimulus that is almost unrivaled in recent history. The same forces that sent investors seeking shelter in bonds and cash in recent years are now conspiring against them. We find the risk/return tradeoff compelling and favor a greater emphasis on stocks over bonds.

Still, it is expected to be a rocky, uneven path. The risk of war and the uncertainty of diplomatic solutions we believe will create an atmosphere of caution until the demise of these events is better understood or solved. The economy is expected to continue its moderate recovery and corporate profits are forecast to advance at a double-digit rate. In this environment we favor high quality companies with a preference for earnings visibility and predictability. Currently, areas of particular focus are pharmaceuticals and financial services. We have been increasing our weights in each of these industries. However, as the economy begins to grow at higher rates it will be profitable to again focus on cyclicals such as technology and industrials that stand to experience earnings acceleration.

While many hurdles remain, strong monetary and fiscal stimulus should provide a positive backdrop for the economy and an improving equity market. We look forward to a better 2003.

--------------------------------
TOUCHSTONE LARGE CAP GROWTH FUND
--------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Large Cap Growth Fund
S&P 500 (Major Index)
Russell 1000 Growth Index (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/01
(34.48%)          (27.19%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/01
        (41.10%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

22

--------------------------------
TOUCHSTONE LARGE CAP GROWTH FUND
--------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                Value

COMMON STOCKS - 83.2%

CONSUMER DISCRETIONARY - 14.9%
   4,500   Bed Bath & Beyond*                                      $    155,385
   2,500   Harley-Davidson                                              115,500
   2,400   KOHLS*                                                       134,280
   3,600   Lowes Companys'                                              135,000
   4,300   Staples, Inc.*                                                78,690
   3,500   Viacom, Inc. - Class A*                                      142,835
   3,500   Wal-Mart Stores, Inc.                                        176,785
--------------------------------------------------------------------------------
                                                                        938,475
--------------------------------------------------------------------------------
CONSUMER STAPLES - 7.9%
   1,250   Anheuser-Busch                                                60,500
   2,450   Colgate-Palmolive                                            128,453
   3,450   Darden Restaurants, Inc.                                      70,553
   1,950   PepsiCo                                                       82,329
   1,000   Procter & Gamble Co.                                          85,940
   1,250   Whole Foods Market, Inc.*                                     65,913
--------------------------------------------------------------------------------
                                                                        493,688
--------------------------------------------------------------------------------
ENERGY - 3.2%
   4,150   BJ Services*                                                 134,086
   1,650   Weatherford International Ltd.*                               65,885
--------------------------------------------------------------------------------
                                                                        199,971
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.1%
   4,650   Bank of New York Co., Inc.                                   111,414
   3,250   Federal Home Loan
           Mortgage Corporation                                         191,913
   2,400   Fifth Third Bancorp                                          140,520
   4,500   SEI Investments                                              122,310
   1,900   SLM Corp.                                                    197,334
--------------------------------------------------------------------------------
                                                                        763,491
--------------------------------------------------------------------------------
HEALTH CARE - 19.2%
   3,850   Amgen*                                                  $    186,109
   2,800   Cardinal Health, Inc.                                        165,732
   6,400   Caremark Rx*                                                 104,000
   3,150   Johnson & Johnson                                            169,187
   2,000   Lilly (Eli) & Company                                        127,000
   4,400   Medtronic                                                    200,639
   6,300   Pfizer                                                       192,591
   3,900   Tenet Healthcare*                                             63,960
--------------------------------------------------------------------------------
                                                                      1,209,218
--------------------------------------------------------------------------------
INDUSTRIAL - 6.3%
     700   3M CO.                                                        86,310
   2,150   Apollo Group, Class A*                                        94,600
   4,950   BISYS Group*                                                  78,705
   5,700   General Electric                                             138,795
--------------------------------------------------------------------------------
                                                                        398,410
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 19.6%
   3,250   Affliated Computer Svcs. - Class A*                          171,113
  14,750   Cisco Systems*                                               193,224
   2,600   Dell Computer Corp.*                                          69,524
   2,350   First Data                                                    83,214
   4,600   Intel                                                         71,622
   1,750   Intuit, Inc.*                                                 82,110
   4,400   Microsoft*                                                   227,479
   2,750   Qlogic*                                                       94,903
   7,000   SunGard Data Systems*                                        164,920
   4,250   Veritas Software*                                             66,385
--------------------------------------------------------------------------------
                                                                      1,224,494
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 83.2%
(COST $6,124,980)                                                  $  5,227,747
OTHER ASSETS IN EXCESS OF LIABILITIES - 16.8%                         1,056,533
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  6,284,280
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

23

---------------------------
TOUCHSTONE ENHANCED 30 FUND
---------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE ENHANCED 30 FUND

We have just been through the most severe bear market since the Great Depression seventy years ago. Yet after we experienced a mild recession in 2001, our economy grew in excess of 3% last year. This is an incredibly resilient economy.

While the economy will continue modest growth this year, war fears will restrain the pace of stock market gains.

Money market funds yield less than 1%, 10-year Treasuries only 4%, and high grade (if there are any) corporate bonds 5.5%. Stocks should beat those returns, particularly if President Bush's plan to exempt dividends from taxation becomes law.

We forecast that earnings growth will be 7% a year over the balance of this decade. If we add in the dividend yield, 1.9%, that gives us an expected total return of about 8.9% for the balance of the decade. It assumes no change in the price/earnings ratio, which is now about 17x earnings.

In 2002, the popular S&P 500 Index experienced a -22% total return, and the Dow Industrial Average, a -15% return. The Touchstone Enhanced 30 Fund's return was -22.7%. The cumulative return (since inception) is -29.6%, which compares favorably with the -31% for the S&P 500, but lagged the -18% return for the Dow.

It is interesting to note that since December 1974 the Dow has returned slightly more than the S&P 500, 13.6% versus 13.5%. Thus, the Dow Industrial Average remains a challenging benchmark.

We  replaced  AT&T,   Alcoa,   Caterpillar,   Eastman  Kodak,   General  Motors,
International Paper and J.P. Morgan-Chase with Bank of America, Best Buy, Cardinal Health, Cisco Systems, Computer Sciences, Kimberly-Clark and Wellpoint Health.

Our emphasis on growth and stability versus the Dow is demonstrated in the following graph:

                               [GRAPHIC OMITTED]

-----------------------------------------------------------------------------------------------

                                  Similiar P/E         Faster Growth         Less Cyclical
                              Price/Earnings Ratio    Proj. EPS Growth    Earnings Variability
Touchstone Enhanced 30 Fund           18.2                  12%                   0.16
Dow Jones Industrial Average          18.8                  10%                   0.23

-----------------------------------------------------------------------------------------------

24

---------------------------
TOUCHSTONE ENHANCED 30 FUND
---------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Enhanced 30 Fund
Dow Jones Industrial Average (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/99
(22.67%)           (9.11%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/99
        (29.56%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

---------------------------
TOUCHSTONE ENHANCED 30 FUND
---------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                 Value

COMMON STOCKS - 98.4%

AEROSPACE & DEFENSE - 7.2%
   8,100   Boeing                                                  $    267,219
  11,400   Honeywell International                                      273,600
--------------------------------------------------------------------------------
                                                                        540,819
--------------------------------------------------------------------------------
BANKING - 7.5%
   4,300   Bank of America                                              299,151
   7,666   Citigroup                                                    269,767
--------------------------------------------------------------------------------
                                                                        568,918
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 9.1%
   5,100   Coca-Cola                                                    223,482
  13,100   McDonald's                                                   210,648
   6,300   Philip Morris Companies, Inc.                                255,339
--------------------------------------------------------------------------------
                                                                        689,469
--------------------------------------------------------------------------------
CHEMICALS - 3.6%
   6,500   Du Pont (E.I.) De Nemours                                    275,600
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 7.4%
   8,000   Computer Sciences*                                           275,600
   5,500   Microsoft*                                                   284,350
--------------------------------------------------------------------------------
                                                                        559,950
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 10.3%
  19,400   Cisco Systems*                                               254,140
  15,900   Hewlett-Packard                                              276,023
   3,200   International Business Machines                              248,000
--------------------------------------------------------------------------------
                                                                        778,163
--------------------------------------------------------------------------------
ELECTRONICS - 2.3%
  11,000   Intel                                                        171,270
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 2.9%
  13,300   Walt Disney Company (The)                                    216,923
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.2%
   6,830   American Express                                             241,441
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 5.5%
   4,600   Kimberly-Clark                                          $    218,362
   2,300   Procter & Gamble Co.                                         197,662
--------------------------------------------------------------------------------
                                                                        416,024
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 10.3%
   9,300   General Electric                                             226,455
   2,100   Minnesota Mining & Manufacturing (3M)                        258,930
   4,700   United Technologies                                          291,118
--------------------------------------------------------------------------------
                                                                        776,503
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 6.9%
   4,600   Johnson & Johnson                                            247,066
   3,900   Wellpoint Health Networks*                                   277,524
--------------------------------------------------------------------------------
                                                                        524,590
--------------------------------------------------------------------------------
OIL & GAS - 3.5%
   7,596   Exxon Mobil                                                  265,404
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.8%
   3,900   Cardinal Health, Inc.                                        230,841
   5,000   Merck                                                        283,050
--------------------------------------------------------------------------------
                                                                        513,891
--------------------------------------------------------------------------------
RETAILERS - 8.7%
   9,700   Best Buy*                                                    234,255
   7,300   Home Depot                                                   174,908
   4,900   Wal-Mart Stores, Inc.                                        247,499
--------------------------------------------------------------------------------
                                                                        656,662
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 3.2%
   9,000   SBC Communications                                           243,990
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 98.4%
(COST $9,832,488)                                                  $  7,439,617
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%                            120,994
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  7,560,611
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

26

--------------------------
TOUCHSTONE VALUE PLUS FUND
--------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE VALUE PLUS FUND

MARKET ENVIRONMENT

The problems holding back the economy have been well documented. They include looming uncertainties caused by terrorism, a devastating decline in equity prices, corporate accounting scandals and a potential showdown in Iraq. Given all these obstacles, one could argue that the economy has proven remarkably resilient. The economy coped better than the stock market with the many obstacles and uncertainties of 2002. The S&P 500 declined 22.10%, the worst year for the broad market index since 1974. It was also the third consecutive down year for stocks, a situation not seen since 1941. Also, we experienced the second worst stock market since 1929, surpassing the early 1970s, decline in both length and magnitude. The breadth of the decline was also unusual. Not only did all ten sectors of the S&P 500 decline for the year, every sector had more stocks decrease than increase. In fact, over 70% of the stocks in the S&P 500 declined for the year.

Poor stock returns were surprising for a year that saw the economy recover from recession, interest rates fall significantly and earnings momentum turn positive after a record six negative quarters. Historically, stocks have posted strong returns under these positive conditions. Instead of an earnings led upturn, we had a valuation led plunge in stock prices.

INVESTMENT PERFORMANCE

The Touchstone Value Plus Fund seeks stocks of companies with stable-to-improving fundamentals that are priced in the lower third of their historical valuation range. But more importantly, we look for a catalyst that will unleash the under-valuation. We focus on companies that we believe have superior business plans, and credible management. For the twelve months ended December 31, 2002, the Touchstone Value Plus Fund's total return was -27.24, compared to -22.10% and -20.85 -20.85% for the S&P 500 Index and S&P Barra Value Index respectively. Our relative underperformance is primarily attributable to two of our holdings - Tyco and Flextronics. Both of these stocks accounted for the majority of our underperformance versus our benchmarks.

During the year we reduced the size of some of our larger positions and increased some of our marginal names in an effort to reduce risk and counteract "headline" volatility. Along with this, we have taken a more neutral approach to sectors in this current environment. We strongly believe that stock selection will be key as we move through this environment, and we've really ????we have redoubled and focused our efforts on stock picking.

In 2002, we were slightly overweight Financials and Energy. We were underweight Information Technology and Consumer Discretionary. Another area that we've been favoring is Industrials. A lot of companies in this segment have cut costs and are positioned well for even a small improvement in the economy.

For the year, our best performing sectors, from a stock selection standpoint, were Information Technology and Financials. Leading the performance of these sectors were Lexmark and Charter One Financial. Other notable performers were Wellpoint and Anheuser Busch. Consumer Discretionary was the worst performing sector with AOL Time Warner showing the worst underperformance.

--------------------------
TOUCHSTONE VALUE PLUS FUND
--------------------------

--------------------------------------------------------------------------------

Looking forward, we believe that continued monetary and fiscal stimulus will provide a backdrop for renewed investor confidence and a return to positive territory for equity securities. We will continue to control investment risk, offering a disciplined, repeatable process that we employ during all market environments. Historically, in times like this, when it gets as difficult as it is to have the confidence to invest for the long term, the opportunity for wealth creation is the greatest. I believe investors should hold the course, look at the long term, and buy the good quality companies; good, solid, value investing will produce competitive returns that will make investors happy over the long run.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Value Plus Fund
S&P 500 (Major Index)
S&P/Barra Value (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/98
(26.65%)           (2.79%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/98
        (12.37%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1998.

28

--------------------------
TOUCHSTONE VALUE PLUS FUND
--------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                 Value

COMMON STOCKS - 86.1%

AEROSPACE & DEFENSE - 1.0%
   2,055   Honeywell International $                                     49,320
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.9%
   1,700   Magna International, Class A                                  95,455
--------------------------------------------------------------------------------
BANKING - 10.1%
   2,220   Bank of America                                              154,446
   3,849   Charter One Financial                                        110,582
   1,992   Citigroup                                                     70,098
   2,200   Comerica, Inc.                                                95,128
   4,375   U.S. Bancorp                                                  92,838
--------------------------------------------------------------------------------
                                                                        523,092
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 4.6%
   2,545   Anheuser Busch                                               123,178
   7,075   McDonald's                                                   113,766
--------------------------------------------------------------------------------
                                                                        236,944
--------------------------------------------------------------------------------
BUILDING MATERIALS - 2.2%
   5,385   Masco                                                        113,354
--------------------------------------------------------------------------------
CHEMICALS - 2.3%
   2,775   Du Pont (E.I.) De Nemours                                    117,660
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 6.8%
   9,780   Hewlett-Packard                                              169,780
     660   International Business Machines                               51,150
   2,105   Lexmark International Group, Class A*                        127,353
--------------------------------------------------------------------------------
                                                                        348,283
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.5%
   1,965   Cinergy                                                       66,260
   2,090   Dominion Resources                                           114,741
--------------------------------------------------------------------------------
                                                                        181,001
--------------------------------------------------------------------------------
ELECTRONICS - 3.2%
   1,550   Analog Devices*                                               36,999
   5,440   Flextronics International*                                    44,554
   3,215   Intel                                                         50,057
   5,835   LSI Logic*                                                    33,668
--------------------------------------------------------------------------------
                                                                        165,278
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 1.8%
   6,900   AOL Time Warner*                                              90,390
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.0%
   2,190   Federal Home Loan
           Mortgage Corporation                                         129,319
     605   Federal National Mortgage Association                         38,920
   2,360   J.P. Morgan Chase                                             56,640
   1,585   Lehman Brothers Holdings                                      84,465
--------------------------------------------------------------------------------
                                                                        309,344
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 3.5%
   4,750   Health Management Associates                                  85,025
   1,355   Wellpoint Health Networks*                                    96,422
--------------------------------------------------------------------------------
                                                                        181,447
--------------------------------------------------------------------------------
HEAVY MACHINERY - 3.8%
   1,585   Caterpiller, Inc.                                       $     72,466
   2,835   IngersollRand                                                122,075
--------------------------------------------------------------------------------
                                                                        194,541
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.4%
   2,610   Kimberly-Clark                                               123,897
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 3.0%
   2,975   General Electric                                              72,441
   4,915   Tyco International                                            83,948
--------------------------------------------------------------------------------
                                                                        156,389
--------------------------------------------------------------------------------
INSURANCE - 2.5%
   1,570   Chubb                                                         81,954
   1,400   Lincoln National                                              44,212
--------------------------------------------------------------------------------
                                                                        126,166
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 0.9%
   1,445   Guidant Corp.                                                 44,578
--------------------------------------------------------------------------------
METALS - 2.0%
   4,535   Alcoa                                                        103,307
--------------------------------------------------------------------------------
OIL & GAS - 7.7%
   1,345   ChevronTexaco                                                 89,416
   2,444   ConocoPhillips                                               118,264
   3,091   Exxon Mobil                                                  108,000
   3,404   Transocean Sedco Forex                                        78,973
--------------------------------------------------------------------------------
                                                                        394,653
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.9%
   4,015   Bristol-Myers Squibb                                          92,947
   1,110   Cardinal Health, Inc.                                         65,701
   3,875   Pfizer, Inc.                                                 118,459
   2,110   Wyeth                                                         78,914
--------------------------------------------------------------------------------
                                                                        356,021
--------------------------------------------------------------------------------
RETAILERS - 5.2%
   4,140   CVS                                                          103,375
   2,035   Federated Department Stores*                                  58,527
   4,535   Home Depot, Inc.                                             108,659
--------------------------------------------------------------------------------
                                                                        270,561
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 4.8%
   1,370   Alltell                                                       69,870
   6,080   Broadwing                                                     21,402
   2,600   SBC Communications                                            70,486
   2,150   Verizon Communications                                        83,312
--------------------------------------------------------------------------------
                                                                        245,070
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 86.1%
(COST $5,317,966)                                                  $  4,426,751
OTHER ASSETS IN EXCESS OF LIABILITIES - 13.9%                           717,358
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $  5,144,109
--------------------------------------------------------------------------------
*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH & INCOME FUND

MARKET ENVIRONMENT

It was a very difficult market environment where investors saw the broad market S&P 500 Index post its third consecutive down year for the first time in decades. Throughout much of the year, investors felt a hangover from the magnitude of the market's decline from late 1990s levels and saw concerns about corporate governance and accounting practices work to undermine confidence. This was compounded by the specter of war with Iraq and other geopolitical events. Although the markets staged a decent rally in the fourth quarter it was not enough to keep all market indices out of negative territory for the year on balance.

Value stocks, however, outperformed growth stocks as investors continued to look for "lower risk" investment alternatives to mitigate market volatility. Large capitalization value stocks, such as those in which the fund invests, significantly outperformed large growth stocks during the period. The Russell 1000 Value Index, which is generally representative of the large cap value market returned -15.5%, while the Russell 1000 Growth Index, which is generally representative of the large cap growth market, plummeted -27.9% for the period.

INVESTMENT PERFORMANCE

For the twelve months ended December 31, 2002, The Touchstone Growth & Income Fund returned -14.9% versus -22.1% and -15.5% for the S&P 500 and Russell 1000 Value Indices, respectively. The Fund's strong relative performance versus the broad market was attributable to a few factors. First, it was a decent operating environment for our Contrarian Value approach, which favors quality companies with dividend yields above the market, relatively strong earnings growth, and lower price-to-earnings ratios. As investors remained risk-averse, they favored stocks with the highest dividend yields in hopes of finding some level of downside protection. Our overweight position in these types of stocks versus the S&P contributed to the fund's relative outperformance. Moreover, our low p/e orientation left us well positioned to capture the relative strength of value oriented securities.

In terms of specific performance attribution, the industrial, financial, and health care sectors had larger impacts on relative results. Industrials were the most important contributor to performance relative to the S&P 500. Early in the year we built positions in a variety of stocks that had been battered due to fears that the economy would continue to weaken. Over the course of the year, however, the reverse proved true, and we witnessed four consecutive quarters of growth in Gross Domestic Product. Some of the portfolio's strongest performers included Textron, Inc., an industrial conglomerate with subsidiaries that include Bell Helicopter and Cessna Aircraft Company; United Technologies Corporation, which provides a broad range of high technology products and support services to the building systems and aerospace industries; and Avery Dennison Corp., a producer of pressure-sensitive adhesives and materials. We liquidated our positions in United Technologies and Avery Dennison during the year to lock in profits. We've since added United Technologies back into the portfolio after its share price became more attractive.

Financial stocks represent our largest sector weighting. While our financial holdings are well diversified, we did put more emphasis on investments in smaller regional banks. This positioning was helpful as investor sentiment turned negative on the bigger money center banks due to concerns about their foreign loan portfolios and exposure to Enron, WorldCom, and other failed corporations. Some of our best performers included Bank of America and

30

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

--------------------------------------------------------------------------------

Wachovia. Both posted double-digit gains in a declining market.

Health care holdings detracted from relative performance as we took the opportunity to position some struggling pharmaceutical companies. These traditional "growth" stocks have historically been too high priced to meet our low price-to-earnings criteria. As investors became concerned about upcoming patent expirations, fierce generic drug competition, and relatively few blockbuster drugs in product pipelines, we were able to add to this area at relatively low prices. Although Merck has done fairly well for us, names such as Bristol Myers and Baxter International underperformed and pulled this sector of the Fund down. However, we believe that given time, these companies will make it through this downturn. In our view, despite recent difficulties, cash flow is still strong enough to fund further R&D efforts and pay dividends to shareholders. We've also used market weakness in this sector to establish positions in other pharmaceutical and medical device companies, which include Wyeth and Abbott Laboratories. These stocks reconcile well with our Contrarian approach that focuses on finding quality stocks that may be temporarily out of favor, but that have strong long-term track records of earnings and dividend growth.

PORTFOLIO POSITIONING & OUTLOOK

On balance, we believe that we have a high quality portfolio, with good fundamentals, attractive valuations, good current income, and favorable long-term risk/reward characteristics. History would suggest that the patient longer-term investor will be well served by such attributes. Some of the transactions that helped us upgrade these characteristics include the purchases of IBM, Target, EMC Corp., and Wyeth. We also sold our positions in Allstate, Heinz, and MGIC Investment.

We will strive to enhance overall investment quality further, increase earnings growth, and maintain a low price/earnings ratio. Additionally, we will continue to preserve an above-average dividend yield and maintain our commitment to growing dividends as an integral part of the investment equation. Our view has always been that we prefer dividend paying securities that not only offer superior yields but also above-market dividend growth. Although many were scornful of this in the "New Era" of a few years ago, there are indications that this attitude is reverting back to our more traditional view.

In viewing the economic and geopolitical landscape over the past several quarters, the market has predominantly supported the negative case. In defiance of history, many doubt the return of normal growth and the triumph of freedom over tyranny. This phenomenon, along with the accounting, corporate governance, and pension liability concerns is reminiscent of the sense of despair evident after the "Nifty Fifty Bubble" and the severe bear markets of 1973-74. Somehow, the insoluble problems of that era were dealt with, just as the current set of problems will be. In our opinion, it seems that the issue is one of perception: one's view is clear, the future bright, and expectations are positive when markets are moving higher. Conversely, when markets are down, problems seem insoluble, the future is uncertain, and investment horizons are short. It is a paradox in that there is really more risk when prices are up and less risk when prices are down--at least for those with a rational and appropriately long-term perspective.

As we begin the new year, we have a growing economy despite the recurring (and thus far unfounded) concerns over the double dip recession and the ongoing geopolitical malaise. There has been a change of control in the U.S. Senate, new leadership nominated for key economic posts, and strong signals that the domestic agenda will include increased economic stimulus. In our view, these actions should not only enhance economic activity but also may

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

--------------------------------------------------------------------------------

improve investor psychology. Time will tell. The market could also benefit as much has been done to remove speculative excesses. Prices are undoubtedly lower and actions have been taken to improve corporate governance. Indeed, investors have been re-sensitized to the need for thorough fundamental analysis. We believe that 2003 will see a continuation of economic and profit growth, rising employment, and hopefully improved investor sentiment as we work through the various geopolitical problems that have been weighing on the market.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Growth & Income Fund
S&P 500 (Major Index)
Russell 1000 (Minor Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          01/01/99
(14.90%)           (1.91%)
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        01/01/99
         (7.43%)
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

32

-------------------------------
TOUCHSTONE GROWTH & INCOME FUND
-------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

 Shares                                                                 Value

COMMON STOCKS - 94.2%

AEROSPACE & DEFENSE - 5.2%
  17,100   Honeywell International $                                    410,400
  10,700   Textron                                                      459,993
   7,200   United Technologies Corp.                                    445,968
--------------------------------------------------------------------------------
                                                                      1,316,361
--------------------------------------------------------------------------------
APPAREL RETAILERS - 5.1%
   2,000   Federated Department Stores, Inc.*                            57,520
  23,500   Limited                                                      327,355
  14,800   May Department Stores                                        340,104
  14,700   Sears, Roebuck & Company                                     352,065
   7,000   Target Corporation                                           210,000
--------------------------------------------------------------------------------
                                                                      1,287,044
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.4%
  29,700   Dana                                                         349,272
--------------------------------------------------------------------------------
BANKING - 15.2%
  22,100   AmSouth Bancorp                                              424,320
   8,200   Bank of America                                              570,474
  12,600   Citigroup                                                    443,394
  24,000   FleetBoston Financial                                        583,200
   8,300   KEY                                                          208,662
   9,100   SunTrust Banks                                               517,972
  24,500   U.S. Bancorp                                                 519,890
  16,200   Wachovia                                                     590,328
--------------------------------------------------------------------------------
                                                                      3,858,240
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 2.1%
  16,400   McDonald's                                                   263,712
  12,100   Sara Lee                                                     272,371
--------------------------------------------------------------------------------
                                                                        536,083
--------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES - 1.3%
   9,900   Pitney-Bowes                                                 323,334
--------------------------------------------------------------------------------
CHEMICALS - 2.6%
  21,900   Dow Chemical                                                 650,430
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 6.4%
   7,700   Automatic Data Processing                                    302,225
   8,700   Diebold, Inc.                                                358,614
  29,900   EMC*                                                         183,586
  35,197   Hewlett-Packard                                              611,020
   2,100   International Business Machines                              162,750
--------------------------------------------------------------------------------
                                                                      1,618,195
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.6%
  12,700   Emerson Electric                                             645,795
--------------------------------------------------------------------------------
ELECTRONICS - 5.4%
  20,000   Applied Materials*                                           260,600
  42,400   Intel                                                        660,168
   9,500   Raytheon                                                     292,125
   9,500   Texas Instruments, Inc.                                      142,595
--------------------------------------------------------------------------------
                                                                      1,355,488
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.5%
  10,600   Federal Home Loan
           Mortgage Corporation                                    $    625,930
  12,200   Federal National
           Mortgage Association                                         784,826
  27,400   J.P. Morgan Chase                                            657,600
  17,600   National City                                                480,832
  14,600   PNC Financial Services Group                                 611,740
--------------------------------------------------------------------------------
                                                                      3,160,928
--------------------------------------------------------------------------------
FOOD RETAILERS - 0.6%
   6,500   Albertson's                                                  144,690
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 3.2%
  35,600   Sonoco Products                                              816,308
--------------------------------------------------------------------------------
INDUSTRIAL - 1.0%
  10,500   General Electric                                             255,675
--------------------------------------------------------------------------------
INSURANCE - 1.4%
   4,700   Jefferson-Pilot Corporation                                  179,117
   5,200   Lincoln National                                             164,216
--------------------------------------------------------------------------------
                                                                        343,333
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 5.0%
  15,000   Baxter International, Inc.                                   420,000
  14,300   Becton, Dickinson & Company                                  438,867
  18,600   Waters*                                                      405,108
--------------------------------------------------------------------------------
                                                                      1,263,975
--------------------------------------------------------------------------------
METALS - 1.5%
  16,900   Alcoa                                                        384,982
--------------------------------------------------------------------------------
OIL & GAS - 11.9%
  18,600   BP Amoco Plc ADR                                             756,090
   7,600   Chevron Texaco                                               505,248
  13,500   ConocoPhillips                                               653,265
  26,542   Exxon Mobil                                                  927,377
   3,500   Royal Dutch Petroleum                                        154,070
--------------------------------------------------------------------------------
                                                                      2,996,050
--------------------------------------------------------------------------------
PHARMACEUTICALS - 7.4%
   7,500   Abbott Laboratories                                          300,000
  28,200   Bristol-Myers Squibb                                         652,830
  10,400   Merck                                                        588,744
   8,800   Wyeth                                                        329,120
--------------------------------------------------------------------------------
                                                                      1,870,694
--------------------------------------------------------------------------------
REAL ESTATE - 0.7%
   7,100   Post Properties REIT                                         169,690
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 0.6%
   4,000   Verizon Communications                                       155,000
--------------------------------------------------------------------------------
TRANSPORTATION - 1.1%
  11,100   Burlington Northern Santa Fe                                 288,711
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 94.2%
(COST $27,136,351)                                                 $ 23,790,278
OTHER ASSETS IN EXCESS
OF LIABILITIES - 5.8%                                                 1,472,748
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 25,263,026
--------------------------------------------------------------------------------
*    Non-income producing security.
ADR  - American Depository Receipt.
REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

------------------------
TOUCHSTONE BALANCED FUND
------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE BALANCED FUND

The Balanced Fund performed well relative to its benchmark in 2002 in a difficult stock market environment. The Fund's return of -9.1% compared with -9.5% for the Blend: 60% S&P 500 and 40% Lehman Brothers Aggregate.

The Fund invests in undervalued stocks for price appreciation and bonds for current income. Both the equity and fixed income portions of the portfolio outperformed their benchmarks. The stocks owned by the Fund returned -19.0% in the year, losing less than the -22.1% return of the S&P 500 Index. The Fund's bonds returned 11.7%, exceeding the 10.3% return of the Lehman Brothers Aggregate Bond Index.

The Fund invests in the equities of companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. The goal of our value approach is to control risk and generate excellent returns over time. We did well relative to the S&P in 2002 with our industrial and information technology holdings, partially offset by the underperformance of our telecommunications services investments.

Among individual stocks, Omnicom Group (marketing communications) was the top contributor to performance. We timed our purchase well, buying the stock in the second quarter after the price had fallen by nearly 50%. We then reduced our position in the third and fourth quarters, taking profits as the price rose. Pharmaceutical Product Development also contributed favorably. The company, which provides clinical trial and research services to pharmaceutical and biotech companies, reported year-over-year third quarter revenue growth of 35% and earnings per share growth of 50%, continuing management's record of strong operational execution.

Oshkosh Truck, one of our largest investment position, also was a strong contributor, returning 27% in the year. The company, which makes specialty trucks and truck bodies for the defense, concrete, garbage, fire and emergency markets, is an assembler more than a manufacturer and as a result earns consistently high returns. An improving economy longer term should translate into increased demand for its concrete, fire and refuse trucks. Moreover, we expect additional contract wins for its severe-duty military vehicles and derivatives. Other contributors included Actuant (tools and hydraulic equipment) and Teva Pharmaceuticals (generic pharmaceuticals).

WorldCom (telecommunications services) was the biggest detractor. The company revealed in June that it had engaged in accounting fraud, and we sold the stock. Other detractors included El Paso Corp. (natural gas) and Amkor Technology (semiconductor packaging and testing), both of which we also sold.

Rockwell Collins, one of the leading avionics systems suppliers, was one of our larger new positions in the year. Management's execution in a difficult economic environment has been solid. The company reported net income of $1.28 per share for the fiscal year ended September 30, 2002, versus $0.80 in the prior year. Free cash flow for fiscal 2002 was $397 million, an improvement of over $300 million from the prior year. In addition, the stock rose late in the year on concerns about rising Middle East tensions.

We also bought Diebold, a leading global manufacturer of ATM machines. The company is benefiting from increased service revenues from the outsourcing of ATM networks by large banks, as well as from the opportunity to increase its sales of electronic voting machines following their recent trouble-free performance in several state contests.

34

------------------------
TOUCHSTONE BALANCED FUND
------------------------

--------------------------------------------------------------------------------

Other new positions included Ingersoll-Rand (climate control and industrial products) and Certegy (credit card processing services for small and medium financial institutions, and check guarantee and collection services for retailers), among others.

As 2003 begins, the U.S. stock market is coming off one of its worst three-year periods in history. However, even after taking into account the market's severe losses since early 2000, stocks have provided strongly positive returns for those who have invested steadily for the past 10 to 15 years. We believe the three-year selloff, combined with an improving U.S. economy and increasing corporate productivity, have set the stage for a market upturn. We continue to invest in stocks priced below our estimate of their intrinsic value, with a goal of controlling risk and generating favorable results for the Fund's shareholders.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                                      12/02
Touchstone Balanced Fund
S&P 500 (Major Index)
Lehman Brothers Aggregate Bond (Major Index 2)
Blend: 60% S&P 500 - 40% Lehman Brothers Aggregate (Minor Index)

--------------------------------------------------------------------------------

-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02     12/31/02       11/21/94
 (9.09%)       3.99%          9.79%
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
            113.35%
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

------------------------
TOUCHSTONE BALANCED FUND
------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2001

 Shares                                                                Value

COMMON STOCKS - 58.9%

ADVERTISING - 2.9%
  12,400   Lamar Advertising Co.*                                  $    417,260
   4,200   Omnicom Group, Inc.                                          271,320
--------------------------------------------------------------------------------
                                                                        688,580
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.3%
  13,700   Rockwell Collins                                             318,662
--------------------------------------------------------------------------------
AUTOMOBILES - 1.0%
  23,000   General Motors Corp., Class H*                               246,100
--------------------------------------------------------------------------------
BANKING - 3.1%
   4,000   Banc One Corp.                                               146,200
   7,200   Certegy, Inc.*                                               176,760
   8,800   Wells Fargo & Co.                                            412,456
--------------------------------------------------------------------------------
                                                                        735,416
--------------------------------------------------------------------------------
COMMUNICATIONS - 0.9%
  10,000   EchoStar Communications, Class A*                            222,600
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 1.3%
   2,000   Microsoft Corp.*                                             103,400
   6,100   National Instruments Corp.                                   198,189
--------------------------------------------------------------------------------
                                                                        301,589
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 1.4%
   7,800   Diebold, Inc.                                                321,516
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 2.3%
   7,200   Actuant Corp., Class A*                                      334,440
   4,600   Ingersoll-Rand Co., Class A                                  198,076
--------------------------------------------------------------------------------
                                                                        532,516
--------------------------------------------------------------------------------
DRUGS & MEDICAL PRODUCTS - 3.1%
  13,900   Apogent Technologies, Inc.*                                  289,120
  17,200   Sybron Dental Specialties, Inc.*                             255,420
   4,800   Teva Pharmaceuticals, Ltd. ADR                               185,328
--------------------------------------------------------------------------------
                                                                        729,868
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.5%
   7,400   Exelon Corp.                                                 390,498
   8,200   FirstEnergy Corp.                                            270,354
   5,400   SCANA Corp.                                                  167,184
--------------------------------------------------------------------------------
                                                                        828,036
--------------------------------------------------------------------------------
ELECTRONICS - 0.9%
   5,300   Amphenol Corp., Class A*                                     201,400
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.8%
  10,700   CIT Group, Inc.                                              209,720
  12,966   Citigroup, Inc.                                              456,273
   3,900   Federal National Mortgage Association                        250,887
  13,048   FleetBoston Financial Corp.                                  317,066
   7,400   Freddie Mac                                                  436,970
   9,100   John Hancock Financial Services, Inc.                        253,890
   4,000   Morgan Stanley Dean Witter & Co.                             159,680
--------------------------------------------------------------------------------
                                                                      2,084,486
--------------------------------------------------------------------------------
FOOD RETAILERS - 0.8%
  12,500   Kroger Co.*                                                  193,125
--------------------------------------------------------------------------------
HEALTH CARE - 0.6%
   8,400   IMS Health, Inc.                                             134,400
--------------------------------------------------------------------------------
HEAVY MACHINERY - 0.5%
   4,000   Varian, Inc.*                                           $    114,760
--------------------------------------------------------------------------------
INSTRUMENTS - SCIENTIFIC - 1.3%
   9,000   Millipore Corp.                                              306,000
--------------------------------------------------------------------------------
INSURANCE - 3.6%
   6,900   Nationwide Financial Services, Inc.,
           Class A                                                      197,685
   3,700   PartnerRe Ltd.                                               191,734
   5,900   Platinum Underwriters Holdings, Ltd.*                        155,465
   3,900   XL Capital, Class A                                          301,275
--------------------------------------------------------------------------------
                                                                        846,159
--------------------------------------------------------------------------------
MANUFACTURING - 0.7%
   4,300   Roper Industries, Inc.                                       157,380
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 0.6%
   7,000   Emmis Communications, Class A*                               145,810
--------------------------------------------------------------------------------
METALS & MINING - 2.3%
  12,000   Alcan, Inc.                                                  354,240
   9,100   Waters Corp.*                                                198,198
--------------------------------------------------------------------------------
                                                                        552,438
--------------------------------------------------------------------------------
MULTIMEDIA - 0.9%
   5,427   Clear Channel Communications, Inc.*                          202,373
--------------------------------------------------------------------------------
NETWORKING - 1.5%
   8,500   Cisco Systems, Inc.*                                         111,350
  41,000   EMC Corp.*                                                   251,740
--------------------------------------------------------------------------------
                                                                        363,090
--------------------------------------------------------------------------------
OIL & GAS - 3.8%
   7,000   Anadarko Petroleum Corp.                                     335,300
   6,300   ConocoPhillips Co.                                           304,857
   4,400   GlobalSantaFe Corp.                                          107,008
   6,900   National-Oilwell, Inc.*                                      150,696
--------------------------------------------------------------------------------
                                                                        897,861
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.3%
  11,500   Pharmaceutical Product
           Development, Inc.*                                           336,605
   6,800   Pharmaceutical Resources, Inc.*                              202,640
--------------------------------------------------------------------------------
                                                                        539,245
--------------------------------------------------------------------------------
RETAILERS - 2.6%
  10,700   CVS Corp.                                                    267,179
  19,400   Dollar General Corp.                                         231,830
   4,000   Target Corp.                                                 120,000
--------------------------------------------------------------------------------
                                                                        619,009
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
   7,400   Verizon Communications, Inc.                                 286,750
--------------------------------------------------------------------------------
TRANSPORTATION - 1.5%
   8,700   Canadian National Railway Co.                                361,572
--------------------------------------------------------------------------------
TRUCKING - 1.9%
   7,400   Oshkosh Truck Corp.                                          455,100
--------------------------------------------------------------------------------
UTILITIES - 2.3%
   9,300   Cinergy Corp.                                                313,596
  10,200   Vectren Corp.                                                234,600
--------------------------------------------------------------------------------
                                                                        548,196
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                $ 13,934,037
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

36

------------------------
TOUCHSTONE BALANCED FUND
------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

ASSET-BACKED SECURITIES - 1.0%
ELECTRIC UTILITIES - 1.0%
$  212,630   PECO Energy
             Transition Trust,
             Series 1999-A,
             Class A2                          5.63%     3/1/05    $    214,111
--------------------------------------------------------------------------------
HOUSING- 0.0%
    10,577   Access Financial
             Manufacture
             Housing Contract
             Trust, Series
             1995-1, Class A3                  7.10%    5/15/21          11,044
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES                                      $    225,155
--------------------------------------------------------------------------------
CORPORATE BONDS - 15.3%
BANKING - 1.2%
   250,000   BB&T Corp.                        7.25%    6/15/07         288,603
       648   Nykredit                          6.00%    10/1/26              96
--------------------------------------------------------------------------------
                                                                        288,699
--------------------------------------------------------------------------------
BEVERAGES - 0.8%
   160,000   Coca-Cola
             FEMSA,
             S.A de C.V                        8.95%    11/1/06         180,800
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.7%
   400,000   Tennessee Valley
             Authority                         5.00%   12/18/03         413,161
--------------------------------------------------------------------------------
FINANCIAL SERVICING - 8.4%
   500,000   General Motors
             Acceptance
             Corp                              7.20%    1/15/11         502,096
   500,000   General Electric
             Capital Corp.                     6.75%    3/15/32         552,795
   250,000   Household
             Finance Corp.                     7.88%     3/1/07         279,261
   575,000   Morgan Stanley
             Dean Witter & Co.                 7.75%    6/15/05         641,534
--------------------------------------------------------------------------------
                                                                      1,975,686
--------------------------------------------------------------------------------
  OIL & GAS - 2.4%
   500,000   Pemex Project
             Funding Master
             Trust                             9.13%   10/13/10         572,500
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.7%
   150,000   Verizon Global                    7.75%    6/15/32         175,827
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $  3,606,673
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 0.2%
TRANSPORTATION - 0.2%
$   30,000   Oklahoma City
             Airport                           9.40%    11/1/10    $     37,822
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 0.3%
FINANCIAL SERVICES - 0.3%
$   44,500   General Electric
             Capital Mortgage
             Services, Series
             1994-10,
             Class A10                         6.50%   3/25/24 $         45,598
    15,644   Merrill Lynch
             Mortgage
             Investors,
             Series 1995-C3,
             Class A3                          7.05%   12/26/25          16,508
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES                                   $     62,106
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.3%
   500,000   Federal Home
             Loan Mortgage
             Corporation                       6.25%     3/5/12         548,842
   366,885   Federal
             National
             Mortgage
             Association                       6.00%     1/1/14         385,505
   186,598   Federal
             National
             Mortgage
             Association                       6.25%    3/17/21         190,217
   244,190   Federal
             National
             Mortgage
             Association                       6.50%    12/1/12         258,852
   153,702   Federal
             National
             Mortgage
             Association                       8.00%     1/1/30         165,835
    15,250   Government
             National
             Mortgage
             Association                       4.00%   10/20/25          15,241
   415,863   Government
             National
             Mortgage
             Association                       7.00%    1/15/32         440,876
   183,633   Government
             National
             Mortgage
             Association                       7.50%     9/1/30         195,940
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                                 $  2,201,308
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

------------------------
TOUCHSTONE BALANCED FUND
------------------------

--------------------------------------------------------------------------------

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.6%
--------------------------------------------------------------------------------
GREAT BRITAIN - 0.9%
GBP   105,000   United
                Kingdom
                Treasury                       8.00%   12/7/15     $    227,924
South Africa - 1.7%
ZAR 3,180,000   Republic of
                South Africa                  13.00%    8/31/10         413,380
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS                             $    641,304
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 7.2%
   100,000   U.S. Treasury
             Bond                              6.75%    8/15/26         125,113
    50,000   U.S. Treasury
             Bond                              7.25%    8/15/22          65,072
   250,000   U.S. Treasury
             Bond                              9.88%   11/15/15         385,938
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - continued
$  200,000   U.S. Treasury
             Note                              3.00%   11/30/03    $    203,211
   600,000   U.S. Treasury
             Note                              4.75%   11/15/08         654,937
   250,000   U.S. Treasury
             Note                              5.75%    8/15/03         256,983
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS                                    $  1,691,254
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 94.8%
(COST $21,918,002)                                                 $ 22,399,659
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.2%                          1,216,588
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 23,616,247
--------------------------------------------------------------------------------
*    Non-income producing security.
ADR  - American Depository Receipt.
GBP  - Great Britain Pound.
ZAR  - South African Rand.

The accompanying notes are an integral part of the financial statements.

38

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE HIGH-YIELD FUND

The High Yield market produced one of the more volatile years on record but failed to generate positive returns in 2002. A constant tug-of-war between recession and recovery, a weak stock market, declining confidence in the capital markets and the threat of terror/war were all causes of this volatility. Annual performance on the Merrill Lynch High Yield Master Index was -1.1% for 2002. For all of 2002, ten year Treasuries easily outpaced High Yield with a 14.6% total return while stocks lagged significantly with the S&P total return of -22.1%.

High Yield spreads ended the year at nearly +800 basis points greater than the ten-year Treasury, slightly wider than the beginning of the year but considerably tighter than the October levels that exceeded +1000 basis points. This excessive widening and subsequent tightening of spreads resulted in extremely volatile returns. Quarterly returns were +2.0%, -6.1%, -3.2% and +6.7% for the 1st, 2nd, 3rd and 4th quarters, respectively.

It is also interesting to note that mid-quality (single B-rated) bonds have outperformed higher quality (double B-rated) bonds. This is surprising given the higher correlation between double B-rated bonds and Treasuries, which have performed very well throughout 2002. Clearly, the current credit cycle has been one of the deepest and most indiscriminate cycles in recent memory.

The Touchstone High Yield Fund returned 2.8% for 2002. The performance is the direct result of our proper alignment of risk and return and our higher quality bias. Exposure to the Utility and Cable sectors detracted from performance while Healthcare, Capital Goods and Energy were additive to performance.

Prospects for a strengthening economy coupled with an improving outlook for stocks benefited High Yield in the 4th quarter. This optimism appears likely to carry through to the New Year with strong flows into High Yield mutual funds continuing. While our outlook for the economy is modest, a slowly improving macroeconomic environment bodes well for High Yield.

Although spreads have tightened considerably in the recent quarter, they remain wider than the historical average of approximately +500 basis points. While we do not necessarily think High Yield spreads will tighten to the historical average and generate considerable capital gains in 2003, we do think that attractive returns can be realized through the realization of above average yields. A moderately expanding economy should provide for relatively attractive returns.

The portfolio will continue to emphasize quality and focus on those issues that appear to have an appropriate risk-return trade-off. We will continue to underweight the more volatile sectors such as cyclicals, telecom and technology while overweighting those sectors that are more stable. We are confident that our approach should continue to provide attractive risk-adjusted returns.

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone High Yield Fund
Merrill Lynch High Yield Master (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          05/01/99
  2.82%             0.09%
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        05/01/99
          0.34%
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

40

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

CONVERTIBLE BONDS - 0.5%
HEALTH CARE PROVIDERS - 0.5%
$  175,000   Omnicare                          5.00%   12/1/07 $        166,906
--------------------------------------------------------------------------------
CORPORATE BONDS - 93.2%
ADVERTISING - 1.6%
   500,000   RH Donnelley
             Finance Corp.,
             144A                              8.88%   12/15/10         535,000
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.3%
   150,000   BE Aerospace                      8.88%     5/1/11         110,250
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.5%
   500,000   Accuride, Series B                9.25%     2/1/08         300,000
   250,000   Navistar
             International,
             Series B                          8.00%     2/1/08         202,500
--------------------------------------------------------------------------------
                                                                        502,500
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 6.5%
   750,000   Burns Philip
             Capital, 144A                     9.75%    7/15/12         720,000
 1,350,000   Chiquita Brands
             International                    10.56%    3/15/09       1,382,063
--------------------------------------------------------------------------------
                                                                      2,102,063
--------------------------------------------------------------------------------
CHEMICALS - 2.7%
   350,000   Equistar Chemical
             Funding                          10.13%     9/1/08         318,500
   200,000   Hercules                         11.13%   11/15/07         223,000
   200,000   MacDermid                         9.13%    7/15/11         213,500
   100,000   Olin                              9.13%   12/15/11         113,581
--------------------------------------------------------------------------------
                                                                        868,581
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.7%
   500,000   Allied Waste
             North America                    10.00%     8/1/09         496,250
   100,000   Coinmach Corp.                    9.00%     2/1/10         104,875
   250,000   Global
             Imaging Systems                  10.75%    2/15/07         250,000
   500,000   Integrated
             Electrical
             Services, Series B                9.38%     2/1/09         460,000
   200,000   SC International
             Services, Series B                9.25%     9/1/07         136,000
   500,000   United Rentals,
             Series B                          8.80%    8/15/08         398,750
--------------------------------------------------------------------------------
                                                                      1,845,875
--------------------------------------------------------------------------------
COMMUNICATIONS - 6.6%
   100,000   AT&T Wireless                     8.13%     5/1/12         100,500
   517,000   Crown Castle
             International
             Towers                            9.50%     8/1/11         421,355
   500,000   Level 3
             Communications                    9.13%     5/1/08         320,000
   250,000   Microcell Tele-
             communication,
             Yankee Dollar                    14.00%     6/1/06           7,500
COMMUNICATIONS - Continued
$  250,000   Nextel
             Communications                    9.38%   11/15/09    $    226,250
   350,000   Primus Tele-
             communications
             Group                            11.25%    1/15/09         206,500
   700,000   Qwest
             Communications                    7.50%    11/1/08         567,000
   200,000   SBA
             Communications                   10.25%     2/1/09         108,000
   250,000   Sprint Capital                    6.88%   11/15/28         201,250
--------------------------------------------------------------------------------
                                                                      2,158,355
--------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.5%
   250,000   Revlon Consumer
             Products                          9.00%    11/1/06         168,750
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 5.3%
   500,000   AES, 144A                         8.50%    11/1/07         230,000
   400,000   Alliant Energy
             Resources, 144A                   9.75%    1/15/13         396,911
   200,000   Avista Corp.                      9.75%     6/1/08         197,500
   650,000   Illinois Power
             Dynerg Holdings                   7.50%    6/15/09         533,000
   200,000   Mission Energy                   13.50%    7/15/08          46,000
   295,000   Orion Power
             Holdings                         12.00%     5/1/10         212,400
   200,000   Tiete Certificates
             Grantor Trust                    11.50%   12/15/15         120,000
--------------------------------------------------------------------------------
                                                                      1,735,811
--------------------------------------------------------------------------------
ELECTRONICS - 0.8%
   250,000   Flextronics
             International,
             Yankee Dollar                     9.88%     7/1/10         269,375
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 2.6%
   400,000   Circus & Eldor/
             Silver Leg                       10.13%     3/1/12         394,000
   500,000   Royal Caribbean,
             Yankee Dollar                     7.00%   10/15/07         445,000
--------------------------------------------------------------------------------
                                                                        839,000
--------------------------------------------------------------------------------
FOOD PROCESSORS - 2.9%
 1,000,000   Swift & Co.,
             144A                             10.13%    10/1/09         945,000
--------------------------------------------------------------------------------
FOOD RETAILERS - 2.5%
   100,000   Ingles Markets                    8.88%    12/1/11          92,500
   500,000   Marsh
             Supermarkets,
             Series B                          8.88%     8/1/07         445,000
    40,000   Pathmark Stores                   8.75%     2/1/12          36,800
   250,000   Stater Brothers
             Holdings                         10.75%    8/15/06         253,750
--------------------------------------------------------------------------------
                                                                        828,050
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

--------------------------------------------------------------------------------

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

CORPORATE BONDS - Continued
FOREST PRODUCTS & PAPER - 5.3%
$  750,000   Georgia-Pacific                   9.50%    12/1/11    $    735,000
   250,000   Stone Container                   9.75%     2/1/11         267,500
   700,000   Tembec
             Industries, Inc.                  8.50%     2/1/11         705,250
--------------------------------------------------------------------------------
                                                                      1,707,750
--------------------------------------------------------------------------------
FUNERAL SERVICES - 1.3%
   188,600   Alderwoods
             Group                            11.00%     1/2/07         188,600
   200,000   Stewart
             Enterprises                      10.75%     7/1/08         221,000
--------------------------------------------------------------------------------
                                                                        409,600
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 6.5%
   250,000   Healthsouth                       6.88%    6/15/05         215,000
   600,000   Magellan Health
             Services, 144A                    9.38%   11/15/07         474,000
   200,000   Manor Care                        8.00%     3/1/08         211,000
   850,000   Rotech
             Healthcare, Inc.,
             144A                              9.50%     4/1/12         851,063
   500,000   Rural/Metro                       7.88%    3/15/08         375,625
--------------------------------------------------------------------------------
                                                                      2,126,688
--------------------------------------------------------------------------------
HEAVY MACHINERY - 1.4%
    30,000   AGCO                              8.50%    3/15/06          30,300
   400,000   Briggs & Stratton                 8.88%    3/15/11         431,000
--------------------------------------------------------------------------------
                                                                        461,300
--------------------------------------------------------------------------------
HOUSING - 8.1%
   500,000   Champion
             Enterprises                       7.63%    5/15/09         220,000
   200,000   Kaufman &
             Broad Home                        7.75%   10/15/04         204,000
   250,000   KB Homes                          9.50%    2/15/11         265,000
   100,000   Meritage                          9.75%     6/1/11         104,500
   600,000   Schuler Homes                     9.38%    7/15/09         612,000
   750,000   Tech Olympic
             USA, 144A                         9.00%     7/1/10         727,499
   500,000   WCI
             Communities, Inc.                10.63%    2/15/11         482,500
--------------------------------------------------------------------------------
                                                                      2,615,499
--------------------------------------------------------------------------------
LODGING - 1.4%
   200,000   Courtyard by
             Marriott                         10.75%     2/1/08         203,750
   250,000   Felcor Lodging
             REIT                              9.50%    9/15/08         255,000
--------------------------------------------------------------------------------
                                                                        458,750
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 6.7%
$  250,000   Alliance Atlantis
             Communications,
             Yankee Dollar                    13.00%   12/15/09    $    272,500
   100,000   Block
             Communications                    9.25%    4/15/09         103,250
   500,000   Charter
             Communications
             Holdings                          8.63%     4/1/09         222,500
   400,000   Corus
             Entertainment, Inc.               8.75%     3/1/12         423,500
   700,000   Quebecor Media                   11.13%    7/15/11         644,875
   500,000   Susquehanna
             Media                             8.50%    5/15/09         516,250
--------------------------------------------------------------------------------
                                                                      2,182,875
--------------------------------------------------------------------------------
METALS - 1.9%
   385,000   Allegheny
             Technologies                      8.38%   12/15/11         386,044
   200,000   Newmont
             Mining                            8.63%    5/15/11         233,660
--------------------------------------------------------------------------------
                                                                        619,704
--------------------------------------------------------------------------------
OIL & GAS - 7.1%
   250,000   BRL Universal
             Equipment                         8.88%    2/15/08         260,000
   500,000   Enserch Corp.                     7.13%    6/15/05         482,291
    75,000   Grant Prideco                     9.63%    12/1/07          79,500
   660,000   Husky Oil                         8.90%    8/15/28         729,017
   100,000   Lone Star Tech                    9.00%     6/1/11          92,000
   300,000   Tesoro Petroleum
             Corp                              9.63%     4/1/12         195,000
   500,000   Transcontinental
             Gas                               6.13%    1/15/05         477,500
--------------------------------------------------------------------------------
                                                                      2,315,308
--------------------------------------------------------------------------------
PAPER & PACKAGING - 8.9%
   100,000   Alltrista                         9.75%     5/1/12         102,000
 2,000,000   Constar
             International                    11.00%    12/1/12       1,989,999
   750,000   Owens-Brockway
             Glass Container,
             144A                              8.75%   11/15/12         761,250
--------------------------------------------------------------------------------
                                                                      2,853,249
--------------------------------------------------------------------------------
TEXTILES - 1.0%
   500,000   Delta Mills, Series B             9.63%     9/1/07         310,000
--------------------------------------------------------------------------------
TRANSPORTATION - 4.1%
 1,000,000   Cummins, Inc.,
             144A                              9.50%   11/20/10       1,065,000
   250,000   Stena AB, 144A                    9.63%    12/1/12         258,125
--------------------------------------------------------------------------------
                                                                      1,323,125
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $ 30,292,458
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

42

--------------------------
TOUCHSTONE HIGH-YIELD FUND
--------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

 Shares                                                                 Value
COMMON STOCKS - 0.3%
Communications - 0.3%
     5,226   WilTel Communications, Inc.*                          $     82,519
--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.1%
COMMUNICATIONS - 0.1%
       500   Broadwing Communications                                    44,375
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 0.0%
       749   McLeodusa, Series A                                          3,071
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 1.0%
     3,500   CSC Holdings, Series M                                     325,500
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                             $    372,946
--------------------------------------------------------------------------------
WARRANTS - 0.0%
     1,660   McLeodusa                                             $        581
--------------------------------------------------------------------------------
MONEY MARKETS - 2.3%
   762,000   Merrill Lynch Premier
             Money Market - Institutional                          $    762,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 97.4%
(COST $35,017,817)                                                 $ 31,677,410
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%                            851,143
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 32,528,553
--------------------------------------------------------------------------------
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities were valued at $6,963,848 or 21.41% of net assets.
REIT - Real Estate Investment Trust.
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.

The accompanying notes are an integral part of the financial statements.

--------------------
TOUCHSTONE BOND FUND
--------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE BOND FUND

In the past year, the bond market continued its strong performance, as represented by the Lehman Aggregate Index which returned 10.26%. This marks the third consecutive year in which fixed income has outperformed the equity markets. A weak economy, fears of war with Iraq, and the ongoing concern over terrorism fueled the Treasury market for much of 2002 and remain the concerns as we enter 2003. The Touchstone Bond Fund returned 7.9% for the year compared to the average Lehman Brothers Aggregate Bond Index of 10.3%.

The first nine months of 2002 was a period of low interest rates, brought on by the economic weakness and corporate governance scandals, while the fourth quarter is best characterized as a reversal of this trend. Long-term yields increased from historical low levels at the end of September as the market began to speculate about rising economic growth. Our allocation to Treasuries was slightly less than the benchmark, providing a slight positive to performance. The following table illustrates how the yield curve changed in the year:

               12/31/01       9/30/02        12/31/02
6 mos            1.790         1.501           1.204
2 year           3.022         1.683           1.598
5 year           4.300         2.560           2.734
10 year          5.049         3.594           3.814
30 year          5.465         4.668           4.757

Corporate bonds were the worst performing sector of the bond market for the year, but the best performing sector in the fourth quarter, with November being one of the best months in history. The average risk premium to Treasuries narrowed 0.49%, recovering half of the under-performance corporate bonds experienced to that point in 2002. HSBC's purchase of Household International proved to be an important event, giving investors the confidence to invest in the lower quality portion of the market. We were underweight low-quality corporate bonds, which was a positive for performance in the first three quarters of the year, but detracted from performance in the quarter. Although the risk premium is lower, volatility is expected to remain high in 2003, as the economic outlook is still cloudy.

Treasuries were best performing sector in the bond market in the year, but the worst in fourth quarter, as investors sought to increase yield over historically low rates. Mortgage related securities were one the top sectors in 2002 were helped in the fourth quarter by slightly increasing interest rates as well as declining volatility. Our allocation to mortgage related securities was higher than the benchmark, which was a positive for performance, and will likely remain such in the first quarter of 2003.

The US economy, in the words of the Federal Reserve, is going through a "soft patch" and, in our opinion, will sustain modest growth in 2003. We believe the stimulus provided by the Fed will work through the system and provide a platform for accelerating growth later in the year. The fund will be positioned with less interest rate risk than the benchmark, as rates will likely rise when growth accelerates. We will be increasing our allocation to corporate bonds as the environment for corporate profitability improves and we look to increase the yield of the portfolio versus the benchmark. The allocation to Treasury securities will be reduced, as we believe the yield offered does not compensate for the risk inherent in the level of interest rates.

44

--------------------
TOUCHSTONE BOND FUND
--------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Bond Fund
Lehman Brothers Aggregate Bond (Major Index)

--------------------------------------------------------------------------------

---------------------------
Average Annual Total Return
---------------------------
One Year            Since
 Ended            Inception
12/31/02          01/01/99
  7.93%             5.84%
---------------------------
 Cumulative Total Return
---------------------------
     Since Inception
        01/01/99
         25.48%
---------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

--------------------
TOUCHSTONE BOND FUND
--------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

ASSET-BACKED SECURITIES - 2.2%
FINANCIAL SERVICES - 2.2%
$  900,000   CNH Equipment
             Trust, Series
             2000-B, Class A4                  6.95%    9/15/07    $    939,386
--------------------------------------------------------------------------------
CORPORATE BONDS - 26.3%
BANKING - 3.1%
   430,000   Banc of
             America                           5.12%    7/11/43         446,684
   375,000   Bank of
             New York                          7.30%    12/1/09         439,415
   380,000   US Bank NA                        5.70%   12/15/08         417,599
--------------------------------------------------------------------------------
                                                                      1,303,698
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.7%
   300,000   Dominion
             Resources                         7.60%    7/15/03         306,980
   400,000   Indiana Michigan
             Power                             6.13%   12/15/06         399,000
   420,000   Oncor Electric
             Delivery, 144A                    7.00%     5/1/32         419,942
--------------------------------------------------------------------------------
                                                                      1,125,922
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.5%
   500,000   American
             Express Co.                       3.75%   11/20/07         506,092
   500,000   Citigroup, Inc.                   5.63%    8/27/12         525,741
   200,000   Ford Motor
             Credit                            6.75%    5/15/05         201,952
   400,000   General Electric
             Cap Corp.                         6.75%    3/15/32         442,236
   410,000   General Motors
             Acceptance
             Corp                              6.13%    8/28/07         414,866
   325,000   J.P. Morgan
             Chase                             6.75%     2/1/11         353,346
   530,000   J.P. Morgan
             Chase                             5.82%    5/12/34         579,142
   485,000   Morgan Stanley
             Dean Witter                       6.60%     4/1/12         537,534
   350,000   National Rural
             Utilities                         6.50%     3/1/07         385,029
--------------------------------------------------------------------------------
                                                                      3,945,938
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.5%
   950,000   International
             Paper                             8.13%     7/8/05       1,063,332
--------------------------------------------------------------------------------
HOUSING - 1.0%
 1,000,000   Champion
             Enterprises                       7.63%    5/15/09         440,000
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 0.6%
   250,000   Tyco
             International                     6.38%    2/15/06         242,500
--------------------------------------------------------------------------------
INSURANCE - 0.7%
   280,000   Allstate Corp.                    6.13%   12/15/32         285,239
--------------------------------------------------------------------------------
OIL & GAS - 2.5%
   450,000   Kinder Morgan
             Energy Partners                   7.75%    3/15/32         510,790
   500,000   Peoples Energy                    6.90%    1/15/11         550,705
--------------------------------------------------------------------------------
                                                                      1,061,495
--------------------------------------------------------------------------------
RETAILERS - 1.2%
$  460,000   Kroger Co.                        7.38%     3/1/05    $    499,321
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 2.5%
   350,000   France Telecom                    7.20%     3/1/06         383,202
   600,000   GTE North                         6.40%    2/15/05         647,897
--------------------------------------------------------------------------------
                                                                      1,031,099
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $ 10,998,544
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 29.3%
   567,707   Federal Home
             Loan Mortgage
             Corporation                       7.00%     5/1/30         600,080
 4,581,310   Federal Home
             Loan Mortgage
             Corporation                       6.50%     8/1/32       4,774,237
        10   Federal National
             Mortgage
             Association                       5.00%    12/1/17              10
 1,330,000   Federal National
             Mortgage
             Association                       5.00%   12/15/17       1,365,566
   577,385   Federal National
             Mortgage
             Association                       8.00%     5/1/30         622,446
   635,083   Federal National
             Mortgage
             Association                       7.50%     1/1/31         674,492
   395,493   Federal National
             Mortgage
             Association                       6.50%     3/1/32         411,976
 1,523,921   Federal National
             Mortgage
             Association                       6.50%     8/1/32       1,587,432
 1,193,519   Federal National
             Mortgage
             Association TBA                   5.00%     1/1/18       1,222,611
   571,000   Federal National
             Mortgage
             Association TBA                   6.00%    1/14/33         590,807
     1,115   Government
             National
             Mortgage
             Association                       7.50%    7/15/23           1,198
   207,492   Government
             National
             Mortgage
             Association                       6.75%    9/20/24         213,822
   174,138   Government
             National
             Mortgage
             Association                       8.00%    7/15/30         187,885
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES                                   $ 12,252,562
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.2%
 1,700,000   Federal
             National
             Mortgage
             Association                       6.50%    7/25/27    $  1,776,071
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

46

--------------------
TOUCHSTONE BOND FUND
--------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.6%
$1,174,000  Federal Home
             Loan Bank
             Discount Note                               1/2/03    $  1,174,000
   750,000   Federal
             National
             Mortgage
             Association                       7.13%    6/15/10         905,050
 1,500,000   Federal
             National
             Mortgage
             Association                       3.50%    9/15/04       1,546,380
   500,000   Federal
             National
             Mortgage
             Association                       4.75%    6/18/07         522,482
   500,000   Federal
             National
             Mortgage
             Association                       3.93%    9/17/07         508,459
   655,000   Federal
             National
             Mortgage
             Association                       7.13%    1/15/30         808,298
 1,000,000   Federal
             National
             Mortgage
             Association                       6.50%    3/25/30       1,057,680
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                 $  6,522,349
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 20.2%
$  800,000   U.S. Treasury
             Bond                              9.13%    5/15/18    $  1,198,438
   725,000   U.S. Treasury
             Bond                              8.75%    5/15/20       1,069,205
   720,000   U.S. Treasury
             Note                              3.25%    5/31/04         739,182
 2,185,000   U.S. Treasury
             Note                              7.88%   11/15/04       2,439,946
 2,315,000   U.S. Treasury
             Note                              5.75%   11/15/05       2,559,070
   415,000   U.S. Treasury
             Notes                             6.00%    8/15/09         482,501
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS                                    $  8,488,342
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.4%
   590,000   Duke Energy
             Corp. Discount
             Note                                       1/14/03    $    589,670
--------------------------------------------------------------------------------

 Shares                                                                 Value

MONEY MARKETS - 4.4%
 1,855,000   Merrill Lynch
             Premier Money
             Market -
             Institutional                                         $  1,855,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 103.6%
(COST $42,747,846)                                                 $ 43,421,924
LIABILITIES IN EXCESS OF
OTHER ASSETS - (3.6%)                                                (1,498,111)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 41,923,813
--------------------------------------------------------------------------------
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2003, this security was valued at $419,942 or 1.00% of net assets.

The accompanying notes are an integral part of the financial statements.

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE STANDBY INCOME FUND

A bottoming economy with an accommodative Federal Reserve Board and corporate malfeasance were the dominant themes in 2002. Economic growth, as measured by Gross Domestic Product (GDP), appears to have bottomed, increasing from 0.00% in 2001 to a projected 2.9% in 2002. Near -3% GDP, while relatively strong from a historical perspective, still seems weak compared to the 5% growth rate of the late 1990's. The Fed, in an effort to maintain liquidity and stimulate capital spending, lowered the fed funds rate 50 basis points in November, bringing the rate to 1.25%. In this interest rate cycle the Fed has cut short-term rates 12 times, effectively lowering the fed funds rate 525 basis points over two years.

The accommodative Fed has resulted in a dramatically steeper Treasury curve. The difference in yield between the 2-year Treasury note and the 30-year Treasury bond increased from 2.44% in January to a historically wide 3.25% at year-end. Short-term securities, those typically purchased by the Standby Income Fund, performed very well in this environment. The soft economy and lower interest rates were a mixed blessing, however, as credit quality across the investment grade sector generally remains weak.

Corporate bonds, plagued by poor governance, corrupt accounting and a global slowdown, became a game of chance in 2002. In this difficult environment security selection was primary driver in producing good relative performance. By reducing the Fund's exposure to corporate securities and generally increasing credit quality we were able to avoid the corporate minefield that characterized 2002. The Fund continues to benefit from a reduced emphasis on corporate bonds and greater focus and mortgage- and asset-backed bonds.

We continue to invest portfolio runoff into short-term, Agency and whole-loan collateralized mortgage obligations, Ginnie Mae adjustable Rate Mortgages and other mortgage-related asset-backed securities. All of these securities are "AAA" rated and carry very attractive spreads to traditional short-term investments (i.e. CP and short corporate securities). These securities are generally under-followed by other short-term investors and are therefore attractively priced. The Fund's weighted average maturity has remained stable during the year at approximately 0.7 years.

We will continue to focus on higher quality corporates and amortizing asset-backed bonds in the portfolio. We are currently targeting a 40% allocation to mortgage-related asset-backed securities and will look to maintain that level in 2003. We are likely to trim duration sometime later in the year as the Federal Reserve comes into play, possibly raising rates in the 3rd or 4th quarter.

48

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                  12/02
Touchstone Standby Income Fund
Merrill Lynch 91-Day Treasury (Major Index)

--------------------------------------------------------------------------------

-------------------------------------
    Average Annual Total Return
-------------------------------------
One Year     Five Years       Since
 Ended         Ended        Inception
12/31/02      12/31/02      11/21/94
  3.07%         4.92%         5.14%
-------------------------------------
     Cumulative Total Return
-------------------------------------
         Since Inception
            11/21/94
             50.16%
-------------------------------------

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

ASSET-BACKED SECURITIES - 6.9%
AUTOMOTIVE - 2.8%
$  500,000   United Fidelity
             Auto Receivables
             Trust, Series
             2002-A                            3.25%    8/15/06    $    508,476
--------------------------------------------------------------------------------
EQUIPMENT - 4.1%
   494,202   CIT Equipment
             Collateral,
             Series 2001-1                     5.23%   10/20/04         499,947
   273,119   Newcourt
             Equipment Trust,
             Series 1999-1                     7.18%   10/20/05         277,016
--------------------------------------------------------------------------------
                                                                        776,963
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES                                      $  1,285,439
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 28.0%
BEVERAGES, FOOD & TOBACCO - 5.3%
 1,000,000   Conagra Foods                     1.45%     1/2/03         999,960
--------------------------------------------------------------------------------
ELECTRIC SERVICES - 5.3%
 1,000,000   American
             Electric Power Co.
             Discount
             Note, 144A                        2.15%     1/3/03         999,881
--------------------------------------------------------------------------------
ENERGY - 13.4%
   750,000   Atmos Energy
             Corp. Discount
             Note, 144A                        1.70%     1/8/03         749,752
   750,000   Carolina
             Power & Light
             Discount Note                     1.60%    1/10/03         749,700
   750,000   Cinergy Corp.,
             144A                              1.80%     1/3/03         749,925
   250,000   Duke Energy                       1.55%     1/3/03         249,978
--------------------------------------------------------------------------------
                                                                      2,499,355
--------------------------------------------------------------------------------
SPECIAL PURPOSE - 4.0%
   750,000   Cooperative
             Association
             Tractor                           1.45%    1/17/03         749,517
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                             $  5,248,713
--------------------------------------------------------------------------------
CORPORATE BONDS - 35.2%
AIRCRAFT - 2.2%
   400,000   Boeing                            6.70%    6/10/03         407,860
--------------------------------------------------------------------------------
BANKING - 1.3%
   250,000   Fleet Financial                   6.88%     3/1/03         251,933
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.7%
   125,000   Kellogg Co.                       5.50%     4/1/03         125,963
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.6%
   300,000   Tribune Co.                       5.75%    9/16/03         308,353
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.6%
   321,000   National Rural
             Utilities                         5.95%    1/15/03         321,302
   350,000   Public Service
             Company of
             Colorado                          6.00%    4/15/03         351,741
--------------------------------------------------------------------------------
                                                                        673,043
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.4%
$  100,000   Bear Stearns                      6.75%   4/15/03 $        101,318
   500,000   Beneficial                        6.25%    2/18/03         501,730
   300,000   Beneficial                        6.75%    2/11/03         301,036
   300,000   CIT Group                         7.38%    3/15/03         302,931
   210,000   Countrywide
             Home Loans                        6.28%    1/15/03         210,239
   330,000   International
             Lease Financial                   4.75%     6/2/03         334,016
--------------------------------------------------------------------------------
                                                                      1,751,270
--------------------------------------------------------------------------------
HEAVY MACHINERY - 5.4%
 1,000,000   Ingersoll Rand                    5.75%    2/14/03       1,003,989
--------------------------------------------------------------------------------
OIL & GAS - 6.4%
   285,000   El Paso
             Natural Gas                       6.75%   11/15/03         253,650
   900,000   Northern
             Natural Gas                       6.88%     5/1/05         954,000
--------------------------------------------------------------------------------
                                                                      1,207,650
--------------------------------------------------------------------------------
RETAILERS - 4.6%
   615,000   Sears Roebuck
             Acceptance                        6.00%    3/20/03         615,333
   244,000   Sears Roebuck
             Acceptance                        6.90%     8/1/03         246,162
--------------------------------------------------------------------------------
                                                                        861,495
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $  6,591,556
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES - 18.0%
   305,619   Federal Home
             Loan Mortgage
             Corporation                       5.50%   12/15/09         307,555
   265,531   Federal Home
             Loan Mortgage
             Corporation                       5.50%     3/1/11         278,650
    44,228   Federal Home
             Loan Mortgage
             Corporation                       6.75%     2/1/06          45,572
    94,001   Federal Home
             Loan Mortgage
             Corporation                       8.50%    11/1/08          99,533
   293,812   Federal National
             Mortgage
             Association                       3.61%   12/25/08         293,791
    32,380   Federal National
             Mortgage
             Association                       7.00%    3/25/21          32,402
   990,728   Government
             National
             Mortgage
             Association                       5.38%    5/20/23       1,018,986
   142,025   Government
             National
             Mortgage
             Association                       5.38%    3/20/25         145,898
   127,308   Government
             National
             Mortgage
             Association                       5.38%    1/20/26         130,625

The accompanying notes are an integral part of the financial statements.

50

------------------------------
TOUCHSTONE STANDBY INCOME FUND
------------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

AGENCY MORTGAGE-BACKED SECURITIES - Continued
$  259,544   Government
             National
             Mortgage
             Association                       5.38%    5/20/27    $    267,008
   124,781   Government
             National
             Mortgage
             Association                       5.38%    2/20/28         128,046
   141,635   Government
             National
             Mortgage
             Association                       5.38%    5/20/28         145,650
    96,741   Government
             National
             Mortgage
             Association                       5.75%    9/20/17          99,555
    69,992   Government
             National
             Mortgage
             Association                       5.75%    9/20/17          72,150
    70,667   Government
             National
             Mortgage
             Association                       6.63%   12/20/21          72,990
    85,006   Government
             National
             Mortgage
             Association                       6.63%   12/20/26          87,717
   134,994   Government
             National
             Mortgage
             Association                       6.75%    8/20/26         139,071
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES                            $  3,365,199
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES - 2.6%
FINANCIAL SERVICES - 2.6%
$  304,247   Bear Stearns
             Asset Backed
             Securities, Series
             2001-2                            7.50%   10/25/34    $    310,326
    29,225   IMPAC Secured
             Assets, Series
             2000-4                            7.29%   08/25/26          28,662
   138,449   Wells Fargo,
             Series 2001-18                    6.75%    9/25/31         139,760
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED
SECURITIES                                                         $    478,748
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 4.3%
TRANSPORTATION - 4.3%
   800,000   Cleveland, Ohio
             Airport Surplus
             Revenue                           5.55%     6/1/03    $    811,400
--------------------------------------------------------------------------------

 Shares                                                                 Value
MONEY MARKETS - 2.6%
   488,579   Merrimac Money Market                                 $    488,579
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 97.6%
(COST $18,229,829)                                                 $ 18,269,634
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.4%                            454,418
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 18,724,052
--------------------------------------------------------------------------------
144A - This security is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities were valued at $2,499,558 or 13.35% of net assets.

The accompanying notes are an integral part of the financial statements.

----------------------------
TOUCHSTONE MONEY MARKET FUND
----------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2002
Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

COMMERCIAL PAPER - 26.9%
FINANCIAL SERVICES - 11.1%
$  450,000   UBS Finance
             America                          1.200%     1/2/03    $    449,985
   600,000   GIRO
             Multi-Funding
             Corp., 144A                      1.410%     1/2/03         599,977
--------------------------------------------------------------------------------
                                                                      1,049,962
--------------------------------------------------------------------------------
SPECIAL PURPOSE - 4.2%
   400,000   Cooperative
             Association
             Tractor Dealers                  1.290%     1/3/03         399,971
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 5.3%
   500,000   Bellsouth
             Corp., 144A                      1.330%     1/3/03         499,963
--------------------------------------------------------------------------------
UTILITIES - 6.3%
   600,000   Florida Power
             & Light Co.                      1.320%    1/14/03         599,714
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                             $  2,549,610
--------------------------------------------------------------------------------
CORPORATE BONDS - 24.7%
BANKING - 4.6%
   100,000   First Chicago
             Corp                             7.625%    1/15/03         100,221
   210,000   Bank of America
             Corp                             7.000%    5/15/03         214,148
   120,000   Citicorp                         7.125%     6/1/03         122,299
--------------------------------------------------------------------------------
                                                                        436,668
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 17.1%
   150,000   Salomon Smith
             Barney Holdings                  7.300%    1/15/03         150,282
   362,000   Bear Stearns
             Co                               6.125%     2/1/03         362,998
   360,000   Associates
             Corp. NA                         6.000%    4/15/03         363,956
   100,000   Bear Stearns
             Co., Inc.                        6.750%    4/15/03         101,167
   100,000   Morgan Stanley
             Dean Witter                      7.375%    4/15/03         101,236
   100,000   Salomon Smith
             Barney Holdings                  6.250%    5/15/03         101,286
   133,000   Bear Stearns
             Co., Inc.                        6.700%     8/1/03         136,176
   200,000   International
             Lease Finance
             Corp                             5.500%    9/29/03         204,804
   100,000   Morgan Stanley
             Dean Witter                      6.375%   12/15/03         104,316
--------------------------------------------------------------------------------
                                                                      1,626,221
--------------------------------------------------------------------------------
OIL & GAS - 1.5%
   140,000   BP Amoco                         5.550%    4/15/03         141,069
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 1.5%
   135,000   Verizon
             Communications                   9.100%     6/1/03         138,190
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                              $  2,342,148
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 8.4%
$  300,000   Deerfield Twp,
             OH GO BANS                       3.600%   5/14/03     $    300,416
   500,000   Cleveland, OH
             Urban
             Renewal Rev                      2.250%   10/30/03         500,000
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS                                      $    800,416
--------------------------------------------------------------------------------
TAXABLE VARIABLE DEMAND NOTES - 39.0%
   250,000   Regional Waste
             Systems, Inc.                    1.440%     1/2/03         250,000
   250,000   Cleveland,
             OH Airport
             Sys. Rev                         1.500%     1/2/03         250,000
   150,000   Ezflow LP                        1.500%     1/2/03         150,000
   280,000   Shelby Co., TN
             Hlth. Ed. & Hsg.
             (Courtyard Apts.)                1.500%     1/2/03         280,000
   355,000   California
             Statewide
             Multi-fam.
             Hsg. Rev.
             (Sunrise Proj.)                  1.550%     1/2/03         355,000
   200,000   Florida Hsg.
             Fin. Corp.
             Mulit-fam. Rev.
             (Cypress Lake)                   1.550%     1/2/03         200,000
   300,000   Suffolk Co., NY
             Ind. Dev. Agency
             (Hampton Day
             School)                          1.570%     1/2/03         300,000
   100,000   California
             Infrastructure &
             Econ. Dev. Bank                  1.600%     1/2/03         100,000
   100,000   Michigan State
             Strat. Fund
             (Briarwood)                      1.600%     1/2/03         100,000
   215,000   Washington
             St. HFC (Corlyle
             Care Ctr.)                       1.600%     1/2/03         215,000
   100,000   Riverside
             Co., CA Ind. Dev.
             (Advance
             Business)                        1.620%     1/2/03         100,000
    80,000   New Jersey
             Econ. Dev. Auth                  1.650%     1/2/03          80,000
   100,000   Waterford, WI
             Ind. Dev. Rev.
             (E&S Plastic
             Prod.)                           1.650%     1/2/03         100,000
   200,000   Illinois Dev.
             Fin. Auth.
             (Technifast Ind.)                1.670%     1/2/03         200,000
   250,000   Milwaukee, WI
             Red. Auth.
             (Palermovilla)                   1.700%     1/2/03         250,000

The accompanying notes are an integral part of the financial statements.

52

----------------------------
TOUCHSTONE MONEY MARKET FUND
----------------------------

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                    Interest   Maturity
 Amount                                        Rate       Date         Value

TAXABLE VARIABLE DEMAND NOTES - Continued
$  230,000   Denver LLC                       1.900%     1/2/03    $    230,000
   280,000   California Pol.
             Ctl. Fin                         2.200%     1/2/03         280,000
   250,000   Schenectady,
             NY Ind. Dev.
             Agency (JMR
             Dev. Co. Project)                1.450%     1/3/03         250,000
--------------------------------------------------------------------------------
TOTAL TAXABLE VARIABLE DEMAND NOTES                                $  3,690,000
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.7%
$  165,000   Federal Home
             Loan Bank                        0.750%     1/2/03    $    164,997
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.7%
(COST $9,547,171)                                                  $  9,547,171
LIABILITIES IN EXCESS OF
OTHER ASSETS - (0.7%)                                                   (65,516)
NET ASSETS - 100.0%                                                $  9,481,655
--------------------------------------------------------------------------------
144A - This is a security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities were valued at $1,099,940 or 11.60% of net assets.

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                               December 31, 2002

                                                                      Touchstone       Touchstone      Touchstone     Touchstone
                                                                     International      Emerging       Small Cap        Growth/
                                                                         Equity          Growth          Value           Value
                                                                          Fund            Fund            Fund            Fund
ASSETS:
Investments, at cost                                                  $ 12,250,928    $ 23,181,729    $  9,608,544    $  5,285,739
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                 $ 10,717,345    $ 23,484,161    $  8,038,385    $  3,627,591
Cash                                                                            --       1,460,943         213,998          64,394
Receivables for:
   Investments sold                                                             --         632,348              --              --
   Fund shares sold                                                            123              43              62              --
   Dividends                                                                 7,400           4,138           4,505             468
   Foreign tax reclaims                                                     25,817              --              --              --
   Interest                                                                     53             521              95              26
Reimbursement receivable from Investment Advisor                                --              --           1,749          11,722
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                      10,750,738      25,582,154       8,258,794       3,704,201
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                                              52,114              --              --              --
Payable for:
   Investments purchased                                                        --          98,144              --              --
   Unrealized depreciation on foreign forward currency contracts             6,349              --              --              --
   Fund shares redeemed                                                      4,461          14,338           1,250          15,620
Payable to affiliates                                                       11,084          41,103           4,000           4,000
Other accrued expenses                                                      28,390          20,728          27,327          18,292
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                    102,398         174,313          32,577          37,912
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 10,648,340    $ 25,407,841    $  8,226,217    $  3,666,289
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                       1,857,174       1,888,858       1,628,413         665,617
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                       $       5.73    $      13.45    $       5.05    $       5.51
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                    $ 25,172,677      25,851,643      14,048,660       6,677,530
   Undistributed (distribution in excess of) net investment income          (2,081)             --              --              --
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions                                (12,992,763)       (746,234)     (4,252,284)     (1,353,093)
   Net unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                 (1,529,493)        302,432      (1,570,159)     (1,658,148)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                           $ 10,648,340    $ 25,407,841    $  8,226,217    $  3,666,289
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

54

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities continued

                                                                       Touchstone                                      Touchstone
                                                                        Large Cap      Touchstone      Touchstone       Growth &
                                                                         Growth        Enhanced 30     Value Plus        Income
                                                                          Fund            Fund            Fund            Fund
ASSETS:
Investments, at cost                                                  $  6,124,980    $  9,832,488    $  5,317,966    $ 27,136,351
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                 $  5,227,747    $  7,439,617    $  4,426,751    $ 23,790,278
Cash                                                                     1,041,403         117,544         741,183       1,542,281
Receivables for:
   Investments sold                                                        104,091              --              --         171,316
   Fund shares sold                                                             --          12,227              50              --
   Dividends                                                                 2,896          14,055           6,357          73,462
   Interest                                                                    134              31              29             350
Reimbursement receivable from Investment Advisor                             1,749              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                       6,378,020       7,583,474       5,174,370      25,577,687
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                                    68,934              --              --         189,634
   Fund shares redeemed                                                        399             277           8,898           9,637
Payable to affiliates                                                        4,001          12,965           6,789          86,268
Other accrued expenses                                                      20,406           9,621          14,574          29,122
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                     93,740          22,863          30,261         314,661
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $  6,284,280    $  7,560,611    $  5,144,109    $ 25,263,026
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                       1,066,804       1,109,482         683,566       3,248,657
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                       $       5.89    $       6.81    $       7.53    $       7.78
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                    $ 10,316,312      11,408,781       6,986,639      28,761,815
   Undistributed (distribution in excess of) net investment income              --              --              --           7,619
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions                                 (3,134,799)     (1,455,299)       (951,315)       (160,335)
   Net unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                   (897,233)     (2,392,871)       (891,215)     (3,346,073)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                           $  6,284,280    $  7,560,611    $  5,144,109    $ 25,263,026
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                                       Touchstone     Touchstone
                                                       Touchstone      Touchstone      Touchstone       Standby          Money
                                                        Balanced       High Yield         Bond           Income          Market
                                                          Fund            Fund            Fund            Fund            Fund
ASSETS:
Investments, at cost                                  $ 21,918,002    $ 35,017,817    $ 42,747,846    $ 18,229,829    $  9,547,171
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                 $ 22,399,659    $ 31,677,410    $ 43,421,924    $ 18,269,634    $  9,547,171
Cash                                                     1,140,018             874             559           1,579           1,304
Receivables for:
   Investments sold                                         70,109              --              --         315,036              --
   Fund shares sold                                             --          63,167              --          10,816              --
   Dividends                                                10,550           9,734              --              --              --
   Interest                                                107,961         839,687         384,867         159,690          52,293
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                      23,728,297      32,590,872      43,807,350      18,756,755       9,600,768
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                        --              --       1,794,459              --         104,617
   Unrealized depreciation on foreign
      forward currency contracts                            19,026              --              --              --              --
   Fund shares redeemed                                     22,660          15,310          23,268              12              --
Payable to affiliates                                       56,674          22,438          46,955          17,066           4,204
Other accrued expenses                                      13,690          24,571          18,855          15,625          10,292
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                    112,050          62,319       1,883,537          32,703         119,113
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                            $ 23,616,247    $ 32,528,553    $ 41,923,813    $ 18,724,052    $  9,481,655
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                       1,901,377       4,564,868       4,098,073       1,902,952       9,481,661
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value                                       $      12.42    $       7.13    $      10.23    $       9.84    $       1.00
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                    $ 25,435,384    $ 38,453,878    $ 41,481,164    $ 19,196,201    $  9,481,661
   Undistributed (distribution in excess of)
      net investment income                                 27,808          65,202             100              --              22
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions     (2,311,645)     (2,650,120)       (231,529)       (511,954)            (28)
   Net unrealized appreciation (depreciation)
      on investments and foreign currency
      transactions                                         464,700      (3,340,407)        674,078          39,805              --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $ 23,616,247    $ 32,528,553    $ 41,923,813    $ 18,724,052    $  9,481,655
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

56

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                            For the Year Ended December 31, 2002

                                                             Touchstone     Touchstone     Touchstone     Touchstone
                                                            International    Emerging      Small Cap       Growth/
                                                               Equity         Growth         Value          Value
                                                                Fund           Fund           Fund           Fund
INVESTMENT INCOME:
   Interest                                                 $     1,345    $    15,114    $     3,864    $     1,122
   Dividends(a)                                                 249,618         64,242         71,975         17,779
---------------------------------------------------------------------------------------------------------------------
      Total investment income                                   250,963         79,356         75,839         18,901
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                     130,375        243,643         74,096         48,527
   Custody fees                                                 153,000         43,835         40,001         27,000
   Administration fees                                           28,355         22,684         22,684         22,684
   Accounting and pricing fees                                   18,904         15,122         15,123         15,123
   Sponsor fees                                                  27,447         60,911         18,524          9,706
   Professional fees                                              5,251          6,004         10,999         25,004
   Printing expense                                                  --             --            473             --
   Trustee fees                                                   2,126          4,047          2,000          1,515
   Other expenses                                                    --             --            950          2,120
---------------------------------------------------------------------------------------------------------------------
      Total expenses                                            365,458        396,246        184,850        151,679
      Fees waived and/or expenses
         reimbursed by the Advisor                             (166,687)       (20,896)       (73,779)       (88,633)
      Waiver of Sponsor fees                                    (27,447)       (25,149)       (18,524)        (9,706)
---------------------------------------------------------------------------------------------------------------------
      Net expenses                                              171,324        350,201         92,547         53,340
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     79,639       (270,845)       (16,708)       (34,439)
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                            (2,701,543)      (735,606)    (3,436,408)      (877,277)
      Foreign currency                                         (123,205)            --             --             --
---------------------------------------------------------------------------------------------------------------------
                                                             (2,824,748)      (735,606)    (3,436,408)      (877,277)
---------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments                                             7,420,898     (6,584,252)       858,017     (1,452,544)
      Foreign currency                                       (8,024,483)            --             --             --
---------------------------------------------------------------------------------------------------------------------
                                                               (603,585)    (6,584,252)       858,017     (1,452,544)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                             (3,428,333)    (7,319,858)    (2,578,391)    (2,329,821)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(3,348,694)   $(7,590,703)   $(2,595,099)   $(2,364,260)
---------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                     $    41,299    $        --    $        --    $        --

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                             Touchstone                                   Touchstone
                                                             Large Cap      Touchstone     Touchstone      Growth &
                                                               Growth      Enhanced 30     Value Plus       Income
                                                                Fund           Fund           Fund           Fund
INVESTMENT INCOME:
   Interest                                                 $     3,225    $     1,241    $     2,099    $    20,486
   Dividends(a)                                                  33,073        174,555        100,657        771,475
---------------------------------------------------------------------------------------------------------------------
      Total investment income                                    36,298        175,796        102,756        791,961
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                      55,475         61,961         44,362        241,453
   Custody fees                                                  25,000         19,000         25,250         22,000
   Administration fees                                           22,684         22,684         22,684         22,684
   Accounting and pricing fees                                   15,123         15,123         15,123         15,123
   Sponsor fees                                                  14,793         19,065         11,830         60,364
   Professional fees                                             24,056          4,509          4,698         17,803
   Printing expense                                                  --             --             --            934
   Trustee fees                                                   1,785          2,631          2,323          3,490
   Other expenses                                                 3,164             --          1,192             --
---------------------------------------------------------------------------------------------------------------------
      Total expenses                                            162,080        144,973        127,462        383,851
      Fees waived and/or expenses
         reimbursed by the Advisor                              (77,098)       (54,505)       (47,688)       (67,161)
      Waiver of Sponsor fees                                    (14,793)       (19,065)       (11,830)       (60,364)
---------------------------------------------------------------------------------------------------------------------
      Net expenses                                               70,189         71,403         67,944        256,326
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    (33,891)       104,393         34,812        535,635
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments                   (2,209,675)      (910,095)      (901,478)        29,680
   Net change in unrealized appreciation/
      depreciation on investments                            (1,006,897)    (1,676,937)    (1,012,814)    (5,238,924)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                             (3,216,572)    (2,587,032)    (1,914,292)    (5,209,244)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(3,250,463)   $(2,482,639)   $(1,879,480)   $(4,673,609)
---------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                     $        --    $        --    $       135    $       818

The accompanying notes are an integral part of the financial statements.

58

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Operations continued

                                                                                                          Touchstone     Touchstone
                                                             Touchstone     Touchstone     Touchstone      Standby         Money
                                                              Balanced      High Yield        Bond          Income         Market
                                                                Fund           Fund           Fund           Fund           Fund
INVESTMENT INCOME:
   Interest                                                 $   568,365    $ 2,535,982    $ 2,004,662    $   748,240    $   236,156
   Dividends(a)                                                 224,044         60,453             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                   792,409      2,596,435      2,004,662        748,240        236,156
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                     201,843        129,152        207,233         50,006         55,274
   Custody fees                                                  34,000         33,750         28,405         26,770         36,570
   Administration fees                                           22,684         22,684         22,684         22,684         22,684
   Accounting and pricing fees                                   15,123         15,123         15,123         15,123         15,123
   Sponsor fees                                                  50,764         49,272         75,358         40,005         22,110
   Professional fees                                              7,525          8,245         10,035          8,574          7,377
   Printing expense                                                 752             --            981             --             --
   Trustee fees                                                   3,844          2,368          3,078          3,847            711
   Other expenses                                                    --          6,843             --             --          1,832
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                            336,535        267,437        362,897        167,009        161,681
      Fees waived and/or expenses
         reimbursed by the Advisor                              (57,454)       (20,763)       (27,585)       (26,986)       (73,296)
      Waiver of Sponsor fees                                    (50,764)       (49,272)       (52,567)       (40,005)       (22,110)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                              228,317        197,402        282,745        100,018         66,275
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           564,092      2,399,033      1,721,917        648,222        169,881
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                            (2,166,926)      (665,942)       799,458       (233,375)            (6)
      Foreign currency                                          (88,749)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
                                                             (2,255,675)      (665,942)       799,458       (233,375)            (6)
------------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/
      depreciation on:
      Investments                                              (550,323)      (918,344)       392,412        195,069             --
      Foreign currency                                         (283,495)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
                                                               (833,818)      (918,344)       392,412        195,069             --
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      (3,089,493)    (1,584,286)     1,191,870        (38,306)            (6)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                $(2,525,401)   $   814,747    $ 2,913,787    $   609,916    $   169,875
------------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                     $       660    $        --    $        --    $        --    $        --

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Touchstone                      Touchstone
                                                              International Equity              Emerging Growth
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year            Year
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $     79,639    $     78,465    $   (270,845)   $   (257,371)
   Net realized gain (loss) on:
      Investments                                           (2,701,543)     (8,968,138)       (735,606)      4,054,097
      Foreign currency                                        (123,205)       (154,139)             --              --
----------------------------------------------------------------------------------------------------------------------
                                                            (2,824,748)     (9,122,277)       (735,606)      4,054,097
----------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
    (depreciation) on:
      Investments                                            7,420,898         739,879      (6,584,252)     (5,188,794)
      Foreign currency                                      (8,024,483)         (4,000)             --              --
----------------------------------------------------------------------------------------------------------------------
                                                              (603,585)        735,879      (6,584,252)     (5,188,794)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets from operations                            (3,348,694)     (8,307,933)     (7,590,703)     (1,392,068)
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                            --              --              --              --
   Realized capital gains                                           --              --      (1,178,459)     (2,944,481)
   Return of capital                                           (87,451)             --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                           (87,451)             --      (1,178,459)     (2,944,481)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                27,803,923       7,640,742      18,283,447       7,341,770
   Reinvestment of dividends                                    87,451              --       1,178,459       2,944,481
   Cost of shares redeemed                                 (30,032,589)    (15,893,266)    (21,590,131)    (11,761,932)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                               (2,141,215)     (8,252,524)     (2,128,225)     (1,475,681)
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (5,577,360)    (16,560,457)    (10,897,387)     (5,812,230)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        16,225,700      32,786,157      36,305,228      42,117,458
----------------------------------------------------------------------------------------------------------------------
   End of year                                            $ 10,648,340    $ 16,225,700    $ 25,407,841    $ 36,305,228
======================================================================================================================
SHARES
   Issued                                                    4,226,875         978,405       1,094,869         403,014
   Reinvested                                                   15,261              --          86,524         161,077
   Redeemed                                                 (4,532,002)     (1,880,941)     (1,293,860)       (645,388)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding              (289,866)       (902,536)       (112,467)        (81,297)
   Shares outstanding, beginning of period                   2,147,040       3,049,576       2,001,325       2,082,622
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,857,174       2,147,040       1,888,858       2,001,325
======================================================================================================================

                                                                   Touchstone
                                                                   Small Cap
                                                                   Value Fund
                                                          ----------------------------
                                                            For the         For the
                                                              Year            Year
                                                             Ended           Ended
                                                          December 31,    December 31,
                                                              2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    (16,708)   $    (33,156)
   Net realized gain (loss) on:
      Investments                                           (3,436,408)        339,029
      Foreign currency                                              --              --
--------------------------------------------------------------------------------------
                                                            (3,436,408)        339,029
--------------------------------------------------------------------------------------
   Net change in unrealized appreciation
    (depreciation) on:
      Investments                                              858,017       1,269,864
      Foreign currency                                              --              --
--------------------------------------------------------------------------------------
                                                               858,017       1,269,864
--------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets from operations                            (2,595,099)      1,575,737
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                            --         (15,947)
   Realized capital gains                                           --         (18,422)
   Return of capital                                                --              --
--------------------------------------------------------------------------------------
   Total dividends and distributions                                --         (34,369)
--------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 5,338,905       1,104,811
   Reinvestment of dividends                                        --          34,369
   Cost of shares redeemed                                  (5,094,343)     (2,564,459)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                  244,562      (1,425,279)
--------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (2,350,537)        116,089
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        10,576,754      10,460,665
--------------------------------------------------------------------------------------
   End of year                                            $  8,226,217    $ 10,576,754
======================================================================================
SHARES
   Issued                                                    1,003,122         186,904
   Reinvested                                                       --           5,263
   Redeemed                                                   (996,218)       (397,356)
--------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding                 6,904        (205,189)
   Shares outstanding, beginning of period                   1,621,509       1,826,698
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,628,413       1,621,509
======================================================================================

The accompanying notes are an integral part of the financial statements.

60

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets continued

                                                                   Touchstone                      Touchstone
                                                                  Growth/Value                  Large Cap Growth
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year           Period           Year           Period
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002           2001(a)          2002           2001(a)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    (34,439)   $    (19,673)   $    (33,891)   $    (19,341)
   Net realized loss                                          (877,277)       (475,816)     (2,209,675)       (925,124)
   Net change in unrealized
      appreciation/depreciation                             (1,452,544)       (205,604)     (1,006,897)        109,664
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets
   from operations                                          (2,364,260)       (701,093)     (3,250,463)       (834,801)
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                            --              --              --              --
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 2,243,854       6,612,927       1,462,130      10,437,681
   Reinvestment of dividends                                        --              --              --              --
   Cost of shares redeemed                                  (2,006,316)       (118,823)     (1,509,749)        (20,518)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                  237,538       6,494,104         (47,619)     10,417,163
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (2,126,722)      5,793,011      (3,298,082)      9,582,362
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       5,793,011              --       9,582,362              --
----------------------------------------------------------------------------------------------------------------------
   End of period                                          $  3,666,289    $  5,793,011    $  6,284,280    $  9,582,362
======================================================================================================================
SHARES
   Issued                                                      335,986         683,237         236,041       1,068,342
   Reinvested                                                       --              --              --              --
   Redeemed                                                   (340,042)        (13,564)       (235,320)         (2,259)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding                (4,056)        669,673             721       1,066,083
   Shares outstanding, beginning of period                     669,673              --       1,066,083              --
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                           665,617         669,673       1,066,804       1,066,083
======================================================================================================================

                                                                  Touchstone
                                                                  Enhanced 30
                                                                   Value Fund
                                                          ----------------------------
                                                            For the         For the
                                                              Year            Year
                                                             Ended           Ended
                                                          December 31,    December 31,
                                                              2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    104,393    $    104,549
   Net realized loss                                          (910,095)       (223,117)
   Net change in unrealized
      appreciation/depreciation                             (1,676,937)     (1,324,674)
--------------------------------------------------------------------------------------
Net decrease in net assets
   from operations                                          (2,482,639)     (1,443,242)
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                      (104,398)       (104,807)
--------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                   829,682         437,203
   Reinvestment of dividends                                   104,398         104,807
   Cost of shares redeemed                                  (1,806,309)       (675,212)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                 (872,229)       (133,202)
--------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (3,459,266)     (1,681,251)
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                      11,019,877      12,701,128
--------------------------------------------------------------------------------------
   End of period                                          $  7,560,611    $ 11,019,877
======================================================================================
SHARES
   Issued                                                      108,165          46,952
   Reinvested                                                   15,330          11,606
   Redeemed                                                   (247,355)        (72,926)
--------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding              (123,860)        (14,368)
   Shares outstanding, beginning of period                   1,233,342       1,247,710
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,109,482       1,233,342
======================================================================================

(a)  The Fund commenced operations on May 1, 2001.

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                   Touchstone                      Touchstone
                                                                   Value Plus                   Growth & Income
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year            Year
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $     34,812    $     29,268    $    535,635    $    485,688
   Net realized gain (loss) on:
      Investments                                             (901,478)         12,448          29,680       1,126,944
      Foreign currency                                              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
                                                              (901,478)         12,448          29,680       1,126,944
----------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/
    depreciation on:
      Investments                                           (1,012,814)       (136,067)     (5,238,924)     (3,862,234)
      Foreign currency                                              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
                                                            (1,012,814)       (136,067)     (5,238,924)     (3,862,234)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      in net assets from operations                         (1,879,480)        (94,351)     (4,673,609)     (2,249,602)
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                       (64,080)             --      (1,021,324)       (732,234)
   Realized capital gains                                       (1,861)        (79,697)     (1,022,241)     (1,644,765)
----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                           (65,941)        (79,697)     (2,043,565)     (2,376,999)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 2,075,515       2,570,381       2,279,358         984,873
   Reinvestment of dividends                                    65,941          79,697       2,043,565       2,376,999
   Cost of shares redeemed                                  (2,226,903)     (2,093,897)     (6,466,134)    (21,946,881)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                                  (85,447)        556,181      (2,143,211)    (18,585,009)
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (2,030,868)        382,133      (8,860,385)    (23,211,610)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                         7,174,977       6,792,844      34,123,411      57,335,021
----------------------------------------------------------------------------------------------------------------------
   End of year                                            $  5,144,109    $  7,174,977    $ 25,263,026    $ 34,123,411
======================================================================================================================
SHARES
   Issued                                                      238,711         242,690         253,065          89,615
   Reinvested                                                    8,751           7,605         257,012         237,226
   Redeemed                                                   (253,494)       (200,654)       (698,014)     (1,980,821)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding                (6,032)         49,641        (187,937)     (1,653,980)
   Shares outstanding, beginning of period                     689,598         639,957       3,436,594       5,090,574
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                           683,566         689,598       3,248,657       3,436,594
======================================================================================================================

                                                                   Touchstone
                                                                    Balanced
                                                                      Fund
                                                          ----------------------------
                                                            For the         For the
                                                              Year            Year
                                                             Ended           Ended
                                                          December 31,    December 31,
                                                              2002            2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $    564,092    $    827,227
   Net realized gain (loss) on:
      Investments                                           (2,166,926)        394,356
      Foreign currency                                         (88,749)         58,409
--------------------------------------------------------------------------------------
                                                            (2,255,675)        452,765
--------------------------------------------------------------------------------------
   Net change in unrealized appreciation/
    depreciation on:
      Investments                                             (550,323)       (492,283)
      Foreign currency                                        (283,495)            869
--------------------------------------------------------------------------------------
                                                              (833,818)       (491,414)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      in net assets from operations                         (2,525,401)        788,578
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                      (501,088)       (867,214)
   Realized capital gains                                       (3,140)       (409,980)
--------------------------------------------------------------------------------------
   Total dividends and distributions                          (504,228)     (1,277,194)
--------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 4,935,841       3,114,794
   Reinvestment of dividends                                   504,228       1,277,194
   Cost of shares redeemed                                  (7,021,282)     (9,439,476)
--------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                               (1,581,213)     (5,047,488)
--------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (4,610,842)     (5,536,104)
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        28,227,089      33,763,193
--------------------------------------------------------------------------------------
   End of year                                            $ 23,616,247    $ 28,227,089
======================================================================================
SHARES
   Issued                                                      385,892         217,294
   Reinvested                                                   40,593          91,359
   Redeemed                                                   (547,127)       (657,779)
--------------------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding              (120,642)       (349,126)
   Shares outstanding, beginning of period                   2,022,019       2,371,145
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,901,377       2,022,019
======================================================================================

The accompanying notes are an integral part of the financial statements.

62

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets continued

                                                                   Touchstone                      Touchstone
                                                                   High Yield                         Bond
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year            Year
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002            2001
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $  2,399,033    $  1,691,285    $  1,721,917    $  1,895,125
   Net realized gain (loss)                                   (665,942)          6,908         799,458         625,777
   Net change in unrealized appreciation/depreciation         (918,344)       (567,540)        392,412           8,812
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations        814,747       1,130,653       2,913,787       2,529,714
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                    (2,330,508)     (1,728,333)     (3,644,239)     (2,116,586)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                27,250,110      16,535,531      13,707,443       3,011,471
   Reinvestment of dividends                                 2,330,508       1,728,333       3,644,239       2,116,586
   Cost of shares redeemed                                 (13,560,509)    (15,390,289)     (9,535,359)     (3,701,064)
----------------------------------------------------------------------------------------------------------------------
   Net increase from share transactions                     16,020,109       2,873,575       7,816,323       1,426,993
----------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                             14,504,348       2,275,895       7,085,871       1,840,121
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                        18,024,205      15,748,310      34,837,942      32,997,821
----------------------------------------------------------------------------------------------------------------------
   End of year                                            $ 32,528,553    $ 18,024,205    $ 41,923,813    $ 34,837,942
======================================================================================================================
SHARES
   Issued                                                    3,644,673       2,040,469       1,267,796         277,911
   Reinvested                                                  326,859         231,991         356,231         204,897
   Redeemed                                                 (1,820,557)     (1,897,036)       (882,363)       (345,158)
----------------------------------------------------------------------------------------------------------------------
   Net increase in shares outstanding                        2,150,975         375,424         741,664         137,650
   Shares outstanding, beginning of period                   2,413,893       2,038,469       3,356,409       3,218,759
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         4,564,868       2,413,893       4,098,073       3,356,409
======================================================================================================================

The accompanying notes are an integral part of the financial statements.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                   Touchstone                      Touchstone
                                                                 Standby Income                   Money Market
                                                                      Fund                            Fund
                                                          ----------------------------    ----------------------------
                                                            For the         For the         For the         For the
                                                              Year            Year            Year           Period
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2002           2001(a)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                  $    648,222    $  1,034,181    $    169,881    $    122,313
   Net realized gain (loss)                                   (233,375)          4,071              (6)            779
   Net change in unrealized appreciation/depreciation          195,069        (105,112)             --              --
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations        609,916         933,140         169,875         123,092
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                      (583,580)     (1,141,665)       (169,881)       (122,313)
   Realized capital gains                                           --              --              --            (779)
   Return of capital                                           (42,035)             --              --              --
----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                          (625,615)     (1,141,665)       (169,881)       (123,092)
----------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                 8,651,330      12,349,989     132,327,026      30,349,128
   Reinvestment of dividends                                   625,615       1,269,145         169,881         123,092
   Cost of shares redeemed                                 (13,317,919)    (13,358,236)   (133,315,327)    (20,172,139)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions          (4,040,974)        260,898        (818,420)     10,300,081
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (4,056,673)         52,373        (818,426)     10,300,081
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                      22,780,725      22,728,352      10,300,081              --
----------------------------------------------------------------------------------------------------------------------
   End of period                                          $ 18,724,052    $ 22,780,725    $  9,481,655    $ 10,300,081
======================================================================================================================
SHARES
   Issued                                                      878,936       1,246,113     132,327,026      30,349,128
   Reinvested                                                   63,565         128,409         169,881         123,092
   Redeemed                                                 (1,353,333)     (1,355,421)   (133,315,327)    (20,172,139)
----------------------------------------------------------------------------------------------------------------------
   Net increase in shares outstanding                         (410,832)         19,101        (818,420)     10,300,081
   Shares outstanding, beginning of period                   2,313,784       2,294,683      10,300,081              --
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,902,952       2,313,784       9,481,661      10,300,081
======================================================================================================================

(a)  The Fund commenced operations on May 1, 2001.

The accompanying notes are an integral part of the financial statements.

64

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding:

                                                                                 Touchstone International
                                                                                       Equity Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $     7.56     $    10.75     $    17.54     $    13.96     $    12.01
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.04           0.03           0.02           0.06           0.06
   Net realized and unrealized gain (loss) on investments      (1.82)         (3.22)         (3.39)          5.00           2.37
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (1.78)         (3.19)         (3.37)          5.06           2.43
--------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --             --          (0.12)         (0.07)         (0.10)
   Realized capital gains                                         --             --          (3.30)         (1.41)         (0.38)
   Return of capital                                           (0.05)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.05)            --          (3.42)         (1.48)         (0.48)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     5.73     $     7.56     $    10.75     $    17.54     $    13.96
================================================================================================================================
Total return(b)                                               (23.58)%       (29.67)%       (18.90)%        36.47%         20.21%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   10,648     $   16,226     $   32,786     $   40,663     $   33,813
Ratios to average net assets:
   Net expenses                                                 1.25%          1.25%          1.25%          1.25%          1.25%
   Net investment income (loss)                                 0.58%          0.36%         (0.02)%         0.37%          0.49%
Portfolio turnover                                               199%           160%           121%           156%           141%
================================================================================================================================
(a)  The Fund commenced operations on May 1, 1999.
(b)  Total  returns  would  have  been  lower  had  certain  expenses  not  been reimbursed or waived during the periods shown.
(c)  Not annualized.
(d)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              65

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                   Touchstone Emerging
                                                                                       Growth Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $    18.14     $    20.22     $    19.23     $    15.33     $    15.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                (0.14)         (0.13)         (0.05)         (0.05)          0.02
   Net realized and unrealized gain (loss) on investments      (3.90)         (0.39)          5.71           7.13           0.46
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (4.04)         (0.52)          5.66           7.08           0.48
--------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --             --             --             --          (0.03)
   Realized capital gains                                      (0.65)         (1.56)         (4.67)         (3.18)         (0.52)
   Return of capital                                              --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.65)         (1.56)         (4.67)         (3.18)         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    13.45     $    18.14     $    20.22     $    19.23     $    15.33
================================================================================================================================
Total return(b)                                               (22.31)%        (2.62)%       (29.62)%        46.75%          3.28%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   25,408     $   36,305     $   42,117     $   36,879     $   31,264
Ratios to average net assets:
   Net expenses                                                 1.15%          1.15%          1.12%          1.15%          1.15%
   Net investment income (loss)                                (0.89)%        (0.72)%        (0.24)%        (0.34)%         0.14%
Portfolio turnover                                                63%            85%            77%            89%            66%
================================================================================================================================

                                                                           Touchstone Small Cap
                                                                                Value Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000          1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     6.52     $     5.73     $    11.79     $    10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                (0.01)         (0.02)         (0.05)         (0.03)
   Net realized and unrealized gain (loss) on investments      (1.46)          0.83          (2.38)          1.82

      Total from investment operations                         (1.47)          0.81          (2.43)          1.79

LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --          (0.01)            --             --
   Realized capital gains                                         --          (0.01)         (3.63)            --
   Return of capital                                              --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                           --          (0.02)         (3.63)            --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     5.05     $     6.52     $     5.73     $    11.79
=================================================================================================================
Total return(b)                                               (22.55)%        14.16%        (19.70)%        17.90%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    8,226     $   10,577     $   10,461     $   12,070
Ratios to average net assets:
   Net expenses                                                 1.00%          1.00%          1.00%          1.00%(d)
   Net investment income (loss)                                (0.18)%        (0.33)%        (0.71)%        (0.48)%(d)
Portfolio turnover                                               171%           192%           217%            86%
=================================================================================================================

The accompanying notes are an integral part of the financial statements.

66

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Financial Highlights continued

Selected data for a share outstanding:

                                                                  Touchstone                   Touchstone
                                                                 Growth/Value               Large Cap Growth
                                                                     Fund                          Fund
                                                          -------------------------     -------------------------
                                                           For the        For the        For the        For the
                                                             Year          Period          Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(a)         2002          2001(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     8.65     $    10.00     $     8.99     $    10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                (0.05)         (0.03)         (0.03)         (0.02)
   Net realized and unrealized gain (loss) on investments      (3.09)         (1.32)         (3.07)         (0.99)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (3.14)         (1.35)         (3.10)         (1.01)
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --             --             --             --
   Realized capital gains                                         --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     5.51     $     8.65     $     5.89     $     8.99
=================================================================================================================
Total return(d)                                               (36.30)%   (13.50)%(e)        (34.48)%   (10.10)%(e)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    3,666     $    5,793     $    6,284     $    9,582
Ratios to average net assets:
   Net expenses                                                 1.10%          1.10%(f)       0.95%          0.95%(f)
   Net investment income (loss)                                (0.71)%        (0.57)%(f)    (0.46)%        (0.37)%(f)
Portfolio turnover                                                55%            36%            83%            44%
=================================================================================================================

(a)  The Fund commenced operations on May 1, 2001.
(b)  The Fund commenced operations on May 1, 1999.
(c)  The Fund commenced operations on May 1, 1998.
(d) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown.
(e)  Not annualized.
(f)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              67

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                 Touchstone
                                                                                 Enhanced 30
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000          1999(b)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     8.93     $    10.18     $    10.55     $    10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.10           0.09           0.06           0.05
   Net realized and unrealized gain (loss) on investments      (2.12)         (1.25)         (0.37)          0.55
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (2.02)         (1.16)         (0.31)          0.60
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.10)         (0.09)         (0.06)         (0.05)
   Realized capital gains                                         --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.10)         (0.09)         (0.06)         (0.05)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     6.81     $     8.93     $    10.18     $    10.55
=================================================================================================================
Total return(d)                                               (22.67)%       (11.45)%        (3.00)%         5.99%(e)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    7,561     $   11,020     $   12,701     $   13,532
Ratios to average net assets:
   Net expenses                                                 0.75%          0.75%          0.75%          0.75%(f)
   Net investment income (loss)                                 1.10%          0.90%          0.58%          0.83%(f)
Portfolio turnover                                                27%             6%            27%             9%
=================================================================================================================

                                                                                        Touchstone
                                                                                        Value Plus
                                                                                           Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000           1999          1998(c)
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.40     $    10.61     $    11.22     $    10.18     $    10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.05           0.04           0.06           0.03           0.03
   Net realized and unrealized gain (loss) on investments      (2.83)         (0.13)          0.24           1.49           0.18
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (2.78)         (0.09)           0.3           1.52           0.21
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.09)            --          (0.06)         (0.03)         (0.03)
   Realized capital gains                                         --          (0.12)         (0.85)         (0.45)            --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.09)         (0.12)         (0.91)         (0.48)         (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     7.53     $    10.40     $    10.61     $    11.22     $    10.18
================================================================================================================================
Total return(d)                                               (26.65)%        (0.88)%         2.60%         15.02%          2.11%(e)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    5,144     $    7,175     $    6,793     $    7,171     $    3,168
Ratios to average net assets:
   Net expenses                                                 1.15%          1.15%          1.15%          1.15%          1.15%(f)
   Net investment income (loss)                                 0.59%          0.43%          0.49%          0.26%          0.65%(f)
Portfolio turnover                                                68%            50%            55%           101%           100%
================================================================================================================================

The accompanying notes are an integral part of the financial statements.

68

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Financial Highlights continued

Selected data for a share outstanding:

                                                                                Touchstone
                                                                              Growth & Income
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002           2001           2000          1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     9.93     $    11.26     $    10.71     $    10.46
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        0.19           0.23           0.19           0.23
   Net realized and unrealized gain (loss) on investments      (1.67)         (0.82)          1.11           0.02
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (1.48)         (0.59)          1.30           0.25
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.33)         (0.23)         (0.23)            --
   In excess of net investment income                             --             --             --             --
   Realized capital gains                                      (0.34)         (0.51)         (0.52)            --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.67)         (0.74)         (0.75)            --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     7.78     $     9.93     $    11.26     $    10.71
=================================================================================================================
Total return(e)                                               (14.90)%        (5.28)%        12.20%          2.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   25,263     $   34,123     $   57,335     $   64,779
Ratios to average net assets:
   Net expenses                                                 0.85%          0.85%          0.85%          0.85%
   Net investment income                                        1.78%          1.13%          1.30%          1.49%
Portfolio turnover                                                69%           149%            88%            65%
=================================================================================================================

(a)  The Fund commenced operations on January 1, 1999.
(b)  The Funds have  adopted the  provisions  of the AICPA Audit and  Accounting
     Guide for Investment  Companies and began  amortizing debt securities using the daily,  effective  yield method.  The effect of the change for the year ended  December  31,  2001,  for  the  Touchstone  Balanced  Fund  and  the
     Touchstone High Yield Fund was a decrease in net investment income of $.013 and $.014,  respectively,  an increase in net realized and unrealized gains and losses of $.013 and $.014, respectively, and a decrease in the ratio of
     net  investment   income  from  2.78%  and  9.78%,   to  2.69%  and  9.59%,
     respectively.  The  periods  prior to  1/1/2001  have not been  restated to reflect the change in presentation.
(c)  The Fund commenced operations on May 1, 1999.
(d)  Calculated using average shares outstanding throughout the period.
(e)  Total  returns  would  have  been  lower  had  certain  expenses  not  been reimbursed or waived during the periods shown.
(f)  Not annualized.
(g)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              69

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                        Touchstone
                                                                                         Balanced
                                                                                           Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(b)         2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $    13.96     $    14.24     $    13.80     $    13.96     $    13.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        0.30           0.38(d)        0.50           0.43           0.35
   Net realized and unrealized gain (loss) on investments      (1.57)            --           1.25           0.90           0.40
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (1.27)          0.38           1.75           1.33           0.75
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.27)         (0.38)         (0.52)         (0.43)         (0.37)
   In excess of net investment income                             --          (0.07)            --             --             --
   Realized capital gains                                         --          (0.21)         (0.79)         (1.06)         (0.41)
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.27)         (0.66)         (1.31)         (1.49)         (0.78)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    12.42     $    13.96     $    14.24     $    13.80     $    13.96
================================================================================================================================
Total return(e)                                                (9.09)%         2.67%         12.70%          9.62%          5.44%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   23,616     $   28,227     $   33,763     $   36,716     $   41,250
Ratios to average net assets:
   Net expenses                                                 0.90%          0.90%          0.92%          0.90%          0.90%
   Net investment income                                        2.22%          2.69%          3.20%          2.55%          2.67%
Portfolio turnover                                                86%            59%            54%            73%            51%
================================================================================================================================

                                                                                 Touchstone
                                                                                 High Yield
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(b)         2000          1999(c)
NET ASSET VALUE, BEGINNING OF PERIOD                      $     7.47     $     7.73     $     8.61     $    10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        0.58           0.78(d)        0.82           0.58
   Net realized and unrealized gain (loss) on investments      (0.37)         (0.25)         (0.88)         (1.39)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                          0.21           0.53          (0.06)         (0.81)
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.55)         (0.78)         (0.82)         (0.58)
   In excess of net investment income                             --          (0.01)            --             --
   Realized capital gains                                         --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.55)         (0.79)         (0.82)         (0.58)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     7.13     $     7.47     $     7.73     $     8.61
=================================================================================================================
Total return(e)                                                 2.82%          6.93%         (0.70)%        (8.11)%(f)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   32,529     $   18,024     $   15,748     $   14,916
Ratios to average net assets:
   Net expenses                                                 0.80%          0.80%          0.80%          0.80%(g)
   Net investment income                                        9.72%          9.59%          9.82%          9.41%(g)
Portfolio turnover                                                40%            25%            62%            42%
=================================================================================================================

The accompanying notes are an integral part of the financial statements.

70

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Financial Highlights continued

Selected data for a share outstanding:

                                                                                 Touchstone
                                                                                    Bond
                                                                                    Fund
                                                          -------------------------------------------------------
                                                           For the        For the        For the        For the
                                                             Year           Year           Year          Period
                                                            Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(a)         2000          1999(b)
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.38     $    10.25     $     9.98     $    10.20
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.40           0.60(d)        0.74           0.76
   Net realized and unrealized gain (loss) on investments       0.42           0.20           0.18          (0.89)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                          0.82           0.80           0.92          (0.13)
-----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.97)         (0.67)         (0.65)         (0.09)
   In excess of net investment income                             --             --             --             --
   Realized capital gains                                         --             --             --             --
   Return of capital                                              --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.97)         (0.67)         (0.65)         (0.09)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    10.23     $    10.38     $    10.25     $     9.98
=================================================================================================================
Total return(f)                                                 7.93%          7.85%          9.20%         (1.28)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   41,924     $   34,838     $   32,998     $   34,700
Ratios to average net assets:
   Net expenses                                                 0.75%          0.75%          0.75%          0.75%
   Net investment income                                        4.57%          5.59%          6.36%          6.04%
Portfolio turnover                                               152%            92%           123%            45%
=================================================================================================================

(a)  The Funds have  adopted the  provisions  of the AICPA Audit and  Accounting
     Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended December 31, 2001, for the Touchstone Bond Fund and the Touchstone
     Standby Income Fund was a decrease in net investment income of $.013 and $.016, respectively, an increase in net realized and unrealized gains and losses of $.013 and $.016, respectively, and a decrease in the ratio of net investment income from 5.72% and 4.77%, to 5.59% and 4.62%, respectively.
     The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
(b)  The Fund commenced operations on January 1, 1999.
(c)  The Fund commenced operations on May 1, 2001.
(d)  Calculated using average shares outstanding throughout the period.
(e)  Less than $0.01 per share.
(f) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown.
(g)  Not annualized.
(h)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                              71

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

                                                                                        Touchstone
                                                                                      Standby Income
                                                                                           Fund
                                                          ----------------------------------------------------------------------
                                                           For the        For the        For the        For the        For the
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
                                                             2002          2001(a)         2000           1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $     9.85     $     9.90     $     9.92     $    10.01     $    10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.31           0.45(d)        0.52           0.56           0.55
   Net realized and unrealized gain (loss) on investments      (0.01)            --          (0.02)         (0.09)          0.01
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                          0.30           0.45           0.50           0.47           0.56
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.29)         (0.45)         (0.52)         (0.56)         (0.55)
   In excess of net investment income                             --          (0.05)            --             --             --
   Realized capital gains                                         --             --             --             --             --
   Return of capital                                           (0.02)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                        (0.31)         (0.50)         (0.52)         (0.56)         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     9.84     $     9.85     $     9.90     $     9.92     $    10.01
================================================================================================================================
Total return(f)                                                 3.07%          4.69%          5.20%          4.86%          5.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $   18,724     $   22,781     $   22,728     $   29,479     $   26,450
Ratios to average net assets:
   Net expenses                                                 0.50%          0.50%          0.50%          0.50%          0.50%
   Net investment income                                        3.24%          4.62%          6.32%          5.65%          5.47%
Portfolio turnover                                                39%            22%            77%            56%           328%
================================================================================================================================

                                                                  Touchstone
                                                                 Money Market
                                                                     Fund
                                                          -------------------------
                                                           For the        For the
                                                             Year          Period
                                                            Ended          Ended
                                                         December 31,   December 31,
                                                             2002          2001(c)

NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.00     $     1.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.02           0.02(d)
   Net realized and unrealized gain (loss) on investments         --           0.00(e)
-----------------------------------------------------------------------------------
      Total from investment operations                          0.02           0.02
-----------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.02)         (0.02)
   In excess of net investment income                             --             --
   Realized capital gains                                         --          (0.00)(e)
   Return of capital                                              --             --
-----------------------------------------------------------------------------------
      Total dividends and distributions                        (0.02)         (0.02)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     1.00     $     1.00
===================================================================================
Total return(f)                                                 1.58%          2.09%(g)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                        $    9,482     $   10,300
Ratios to average net assets:
   Net expenses                                                 0.60%          0.60%(h)
   Net investment income                                        1.53%          2.95%(h)
Portfolio turnover                                                NA             NA
===================================================================================

The accompanying notes are an integral part of the financial statements.

72

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Touchstone Variable Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of thirteen Funds: Touchstone International Equity Fund, Touchstone Emerging Growth Fund, Touchstone Small Cap Value Fund, Touchstone Growth/Value Fund, Touchstone Large Cap Growth Fund (formerly the Touchstone Equity Fund), Touchstone Enhanced 30 Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone High Yield Fund, Touchstone Bond Fund, Touchstone Standby Income Fund and Touchstone Money Market Fund (collectively, the Funds).

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2002, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company and Columbus Life Insurance Company, which are all part of the Western & Southern Financial Group (Western-Southern), and 100% of the outstanding shares of the Trust were collectively owned by affiliates of Western-Southern and certain supplemental executive retirement plans sponsored by Western-Southern and its affiliates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security.

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts and expense payments are translated at the exchange rate prevailing on the respective dates of such

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Income dividends to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund, Touchstone Large Cap Growth Fund and Touchstone Money Market Fund, are declared and paid by each Fund annually. The Touchstone Large Cap Growth Fund will declare and pay dividends quarterly. The Touchstone Standby Income Fund and Touchstone Money Market Fund will declare dividends daily and pay dividends monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance in accordance with income tax regulations.

FEDERAL INCOME TAX. It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at lest 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income tax has been made.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to

74

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements continued

perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 2002, the following Funds had the following open forward foreign currency and spot contracts:

                                                                    Unrealized
                            Contracts To    In Exchange            Appreciation/
Fund Name       Maturity   Deliver/Receive      For       Value   (Depreciation)

Touchstone
Balanced Fund
Sales           02/19/03   GBP     117,800   $186,124    $188,965    $  (2,841)
--------------------------------------------------------------------------------
                03/18/03   ZAR   2,321,000    248,235     264,420      (16,185)
--------------------------------------------------------------------------------
                                                                     $ (19,026)
--------------------------------------------------------------------------------
GBP - Great Britain Pound
ZAR - South African Rand

Touchstone
International
Equity Fund
Sales           01/16/03   JPY  13,570,000   $110,123    $114,423    $  (4,300)
--------------------------------------------------------------------------------
                01/28/03   JPY   5,603,000     45,222      47,271       (2,049)
--------------------------------------------------------------------------------
                                                                     $  (6,349)
--------------------------------------------------------------------------------
JPY - Japanese Yen

REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian or another qualified custodian take possession of the underlying collateral securities. Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost that, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

DOLLAR ROLL TRANSACTIONS. The Touchstone Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or yield as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by the Touchstone Bond Fund may be unable to deliver the securities when the Fund seeks to repurchase them. The potential loss is limited, however, to the excess of the market price gain over the cash proceeds from the sale.

SECURITIES TRANSACTIONS. Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

2.   RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the Advisor), a subsidiary of Western-Southern Life Assurance Company (Western-Southern). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 2002, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:

        Touchstone      Touchstone     Touchstone     Touchstone     Touchstone
        International   Emerging       Small Cap      Growth/        Large Cap
        Equity Fund     Growth Fund    Value Fund     Value Fund     Growth Fund
Rate       0.95%           0.80%          0.80%          1.00%          0.75%
--------------------------------------------------------------------------------
        Touchstone      Touchstone     Touchstone     Touchstone     Touchstone
        Enhanced 30     Value Plus     Growth &       Balanced       High Yield
        Fund            Fund           Income Fund    Fund           Fund
Rate       0.65%           0.75%          0.80%          0.80%          0.52%*
--------------------------------------------------------------------------------
        Touchstone      Touchstone      Touchstone
        Bond            Standby         Money
        Fund            Income Fund     Market Fund
Rate       0.55%           0.25%          0.50%
--------------------------------------------------------------------------------
* The advisory fee rate changed to 0.50% on an annualized basis effective May 1, 2002.

Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor (not the Fund) pays each sub-advisor a fee that is computed daily and paid monthly based on average daily net assets, for services provided. At December 31, 2002, the following sub-advisory agreements are in place:

TOUCHSTONE INTERNATIONAL EQUITY FUND   Bank of Ireland Asset Management
                                       (U.S.) Limited (effective May 1, 2002)

TOUCHSTONE EMERGING GROWTH FUND        TCW Investment Management Company
                                       Westfield Capital Management
                                       Company, Inc.

76

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements continued

TOUCHSTONE SMALL CAP VALUE FUND        Ark Asset Management Co., Inc.
                                       (effective May 1, 2002)

TOUCHSTONE GROWTH/VALUE FUND           Mastrapasqua & Associates, Inc.

TOUCHSTONE LARGE CAP GROWTH FUND       Fort Washington Investment Advisors, Inc.

TOUCHSTONE ENHANCED 30 FUND            Todd Investment Advisors, Inc.

TOUCHSTONE VALUE PLUS FUND             Fort Washington Investment Advisors, Inc.

TOUCHSTONE GROWTH & INCOME FUND        Deutsche Investment Management
                                       Americas Inc.

TOUCHSTONE BALANCED FUND               OpCap Advisors, Inc.

TOUCHSTONE HIGH YIELD FUND             Fort Washington Investment Advisors, Inc.

TOUCHSTONE BOND FUND                   Fort Washington Investment Advisors, Inc.

TOUCHSTONE STANDBY INCOME FUND         Fort Washington Investment Advisors, Inc.

TOUCHSTONE MONEY MARKET FUND           Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc. are affiliates of the Advisor and of Western-Southern.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has waived all fees under the Sponsor Agreement through December 31, 2002 on all Funds except for $35,762 and $22,791 for the Touchstone Emerging Growth Fund and the Touchstone Bond Fund, respectively. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT. Under the terms of the Administration and Accounting Services Agreement between the Trust and Integrated Fund Services, Inc., (Integrated), a subsidiary of Western-Southern, supplies non-investment related administrative and compliance services for the Funds. Integrated supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. Integrated calculates the daily net asset value per share and maintains the financial books and records. For these services, Integrated receives a monthly fee from each Fund based on average daily net assets, subject to a minimum monthly fee. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

TRANSFER AGENCY AGREEMENT. Under the terms of the Transfer Agency Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Each Fund will pay Integrated a monthly fee. Integrated has agreed to waive all

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

fees under the agreement for an indefinite period of time. In addition, each Fund pays Integrated out-of-pocket expenses incurred in the performance of its services under this agreement.

UNDERWRITING AGREEMENT. Touchstone Securities, Inc., (the Underwriter), is the Trust's principal underwriter, a subsidiary of Western-Southern, and, as such, acts as exclusive agent for the distribution of the Funds' shares. The Underwriter receives no compensation under the agreement.

PRIOR SERVICE AGREEMENTS. Prior to March 17, 2002, Investors Bank & Trust Company (IBT) provided fund accounting services and administrative services for the Funds. The Funds' custody fees presented on the Statements of Operations include expenses for administration and accounting and pricing services provided for the Funds by IBT. The fee is a unified fee and therefore, each expense cannot be broken out separately.

4.   EXPENSE REIMBURSEMENTS

The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund, such that after such waivers and reimbursements, the aggregate operating expenses of each Fund do not exceed that Fund's expense cap (the Expense Cap). For this purpose, operating expenses are exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. Each Fund's Expense Cap, as calculated on an annual basis, and as a percentage of average daily net assets of the Fund, is listed below. Also listed are the amounts of fees waived by the Advisor under the Sponsor Agreement and the amounts reimbursed by the Advisor to each Fund for the year ended December 31, 2002:

              Touchstone    Touchstone    Touchstone    Touchstone    Touchstone
            International    Emerging     Small Cap       Growth/     Large Cap
             Equity Fund   Growth Fund    Value Fund    Value Fund   Growth Fund

Expense limit    1.25%         1.15%         1.00%         1.10%         0.95%
Sponsor
fees waived    $ 27,447      $ 25,149      $ 18,524      $  9,706      $ 14,793
Amount of
reimbursement  $166,687      $ 20,896      $ 73,779      $ 88,633      $ 77,098
--------------------------------------------------------------------------------
              Touchstone    Touchstone    Touchstone    Touchstone    Touchstone
               Enhanced     Value Plus     Growth &      Balanced     High Yield
               30 Fund         Fund       Income Fund      Fund          Fund

Expense limit    0.75%         1.15%         0.85%         0.90%         0.80%
Sponsor
fees waived    $ 19,065      $ 11,830      $ 60,364      $ 50,764      $ 49,272
Amount of
reimbursement  $ 54,505      $ 47,688      $ 67,161      $ 57,454      $ 20,763
--------------------------------------------------------------------------------
              Touchstone    Touchstone    Touchstone
                 Bond        Standby     Money Market
                 Fund      Income Fund       Fund

Expense limit    0.75%         0.50%         0.60%
Sponsor
fees waived    $ 52,567      $ 40,005      $ 22,110
Amount of
reimbursement  $ 27,585      $ 26,986      $ 73,296
--------------------------------------------------------------------------------

78

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements continued

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 2002 were as follows:

                       Touchstone   Touchstone   Touchstone   Touchstone   Touchstone
                     International   Emerging    Small Cap      Growth/    Large Cap
                      Equity Fund  Growth Fund   Value Fund   Value Fund  Growth Fund
Cost of Purchases     $26,725,341  $18,171,786  $15,291,231  $ 3,006,044  $ 5,775,974
Proceeds from Sales   $28,434,857  $22,666,508  $15,026,540  $ 2,606,910  $ 6,169,178
-------------------------------------------------------------------------------------
                       Touchstone   Touchstone   Touchstone   Touchstone   Touchstone
                        Enhanced    Value Plus    Growth &     Balanced    High Yield
                        30 Fund        Fund      Income Fund     Fund         Fund

Cost of Purchases     $ 2,500,656  $ 3,898,282  $19,707,145  $21,320,397  $23,683,126
Proceeds from Sales   $10,489,191  $ 3,902,882  $22,460,620  $22,998,603  $ 8,861,169

-------------------------------------------------------------------------------------
                      Touchstone   Touchstone
                         Bond       Standby
                         Fund     Income Fund

Cost of Purchases     $60,706,919  $ 5,936,059
Proceeds from Sales   $54,804,583  $ 5,187,393
-------------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION

The tax character of distributions paid for the years ended December 31, 2001 and 2002 was as follows:

                                    International               Emerging                 Small Cap                   Growth
                                       Equity                    Growth                    Value                     Value
                                        Fund                      Fund                      Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  2002         2001         2002         2001         2002         2001         2002         2001
From ordinary income           $       --   $       --   $  596,674   $       --   $       --   $   34,369   $       --   $       --
From long-term capital gains           --           --      581,787    2,944,841           --           --           --           --
From tax return of capital         87,451           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
                               $   87,451   $       --   $1,178,461   $2,944,481   $       --   $   34,369   $       --   $       --
====================================================================================================================================

                                      Large Cap                                                                     Growth &
                                       Growth                  Enhanced 30               Value Plus                  Income
                                        Fund                      Fund                      Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  2002         2001         2002         2001         2002         2001         2002         2001
From ordinary income           $       --   $       --   $  104,398   $  104,807   $   64,080   $   79,697   $1,021,323   $1,326,942
From long-term capital gains           --           --           --           --        1,861           --    1,022,242    1,050,057
From tax return of capital             --           --           --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
                               $       --   $       --   $  104,398   $  104,807   $   65,941   $   79,697   $2,043,565   $2,376,999
====================================================================================================================================

                                                                                                        Standby
                         Balanced                 High Yield                   Bond                     Income
                           Fund                      Fund                      Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------
                     2002         2001         2002         2001         2002         2001         2002         2001
From ordinary
  income          $  501,916   $  962,024   $2,330,508   $1,728,333   $3,644,239   $2,116,586   $  583,580   $1,141,665
From long-term
  capital gains        2,312      315,170           --           --           --           --           --           --
From tax return
  of capital              --           --           --           --           --           --       42,035           --
------------------------------------------------------------------------------------------------------------------------------------
                  $  504,228   $1,277,194   $2,330,508   $1,728,333   $3,644,239   $2,116,586   $  625,615   $1,141,665
====================================================================================================================================

                           Money
                          Market
                           Fund
-----------------------------------------
                     2002         2001
From ordinary
  income          $  169,881   $  123,092
From long-term
  capital gains           --           --
From tax return
  of capital              --           --
-----------------------------------------
                  $  169,881   $  123,092
=========================================

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

Reclassification of capital accounts - These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses, real estate investment trusts and foreign currency transactions.

                                                  Undistributed    Accumulated
                                     Paid-In      Net Investment   Net Realized
                                     Capital          Income      Gains/(Losses)

International Equity Fund           $(143,676)         20,471         123,205
Emerging Growth Fund                 (270,845)        270,845              --
Small Cap Value Fund                  (19,032)         16,708           2,324
Growth Value Fund                     (34,439)         34,439              --
Large Cap Growth Fund                 (33,891)         33,891              --
Enhanced 30 Fund                       (6,765)             --           6,765
Growth & Income Fund                        3           7,643          (7,646)
Balanced Fund                              --         (59,732)         59,732
High Yield Fund                            --          65,202         (65,202)
Bond Fund                                  --             100            (100)
Standby Income Fund                   (42,035)         38,323           3,712
Money Market Fund                          --              22             (22)

The following information is computed on a tax basis for each item as of December 31, 2002:

                                                 International      Emerging        Small Cap        Growth         Large Cap
                                                     Equity          Growth           Value           Value          Growth
Cost of portfolio
   investments                                    $ 14,285,796    $ 23,706,336    $ 10,095,041    $  5,285,739    $  6,182,157
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized
   appreciation                                        176,295       3,110,418         226,145          49,805         131,139
Gross unrealized
   depreciation                                     (3,734,307)     (3,332,593)     (2,282,801)     (1,707,953)     (1,085,549)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation/depreciation                        (3,558,012)       (222,175)     (2,056,656)     (1,658,148)       (954,410)
------------------------------------------------------------------------------------------------------------------------------
Accumulated capital
   and other losses                                (10,966,325)       (527,088)     (3,765,787)     (1,353,093)     (3,077,622)
------------------------------------------------------------------------------------------------------------------------------
Undistributed
long-term gains                                             --         305,459              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Accumulated earnings
   (deficit)                                      $(14,524,337)   $   (443,804)   $ (5,822,443)   $ (3,011,241)   $ (4,032,032)
------------------------------------------------------------------------------------------------------------------------------

80

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements continued

                                                                                    Growth &
                                                   Enhanced 30      Value Plus       Income         Balanced        High Yield
Cost of portfolio
   investments                                    $  9,832,488    $  5,485,524    $ 27,571,941    $ 21,970,568    $ 35,214,286
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized
   appreciation                                        269,331         134,936         605,409       1,576,801         714,686
Gross unrealized
   depreciation                                     (2,662,202)     (1,193,709)     (4,387,072)     (1,145,641)     (4,251,562)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation/depreciation                        (2,392,871)     (1,058,773)     (3,781,663)        431,160      (3,536,876)
------------------------------------------------------------------------------------------------------------------------------
Accumulated capital
   and other losses                                 (1,455,299)       (783,757)       (521,526)     (2,312,747)     (2,453,651)
------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary
   income                                                   --              --         606,971          62,450          65,202
------------------------------------------------------------------------------------------------------------------------------
Undistributed long-term
   gains                                                    --              --         197,429              --              --
------------------------------------------------------------------------------------------------------------------------------
Accumulated earnings
   (deficit)                                      $ (3,848,170)   $ (1,842,530)   $ (3,498,789)   $ (1,819,137)   $ (5,925,325)
------------------------------------------------------------------------------------------------------------------------------

                                                                     Standby          Money
                                                       Bond           Income         Market
Cost of portfolio investments                     $ 42,750,337    $ 18,229,829    $  9,547,171
----------------------------------------------------------------------------------------------
Gross unrealized appreciation                        1,243,279          86,272              --
Gross unrealized depreciation                         (571,692)        (46,497)             --
----------------------------------------------------------------------------------------------
Net unrealized appreciation/depreciation               671,587          39,805              --
----------------------------------------------------------------------------------------------
Accumulated capital and other losses                  (229,038)       (511,954)            (28)
----------------------------------------------------------------------------------------------
Undistributed ordinary income                              100              --              22
----------------------------------------------------------------------------------------------
Undistributed long-term gains                               --              --              --
----------------------------------------------------------------------------------------------
Accumulated earnings (deficit)                    $    442,649    $   (472,149)   $         (6)
----------------------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales. The capital loss carryforwards as of December 31, 2002 in the table above expire as follows:

                                            Amount              Expiration Date

International Equity Fund                $ 7,461,637           December 31, 2009
                                           3,496,258           December 31, 2010
Small Cap Value Fund                         610,865           December 31, 2009
                                           3,148,719           December 31, 2010
Growth Value Fund                            234,260           December 31, 2009
                                             999,469           December 31, 2010
Large Cap Growth Fund                        652,868           December 31, 2009
                                           2,231,284           December 31, 2010
Enhanced 30 Fund                             210,997           December 31, 2007
                                             117,855           December 31, 2008
                                             223,117           December 31, 2009
                                             446,033           December 31, 2010
Value Plus Fund                              634,402           December 31, 2010
Balanced Fund                              2,062,313           December 31, 2010
High Yield Fund                              357,539           December 31, 2007
                                           1,305,003           December 31, 2008
                                               6,124           December 31, 2009
                                             283,470           December 31, 2010
Bond Fund                                    229,038           December 31, 2008
Standby Income Fund                          104,320           December 31, 2007
                                              58,431           December 31, 2008
                                             104,616           December 31, 2009
                                             244,587           December 31, 2010
Money Market Fund                                 28           December 31, 2010

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the current fiscal year capital loss carryforwards of $801,849 were utilized by the Bond Fund. From November 1, 2002 to December 31, 2002, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2003:

                                    Amount
International Equity Fund          $  8,430
Emerging Growth Fund                527,088
Small Cap Value Fund                  6,203
Growth Value Fund                   119,364
Large Cap Growth Fund               193,470
Enhanced 30 Fund                    457,297
Value Plus Fund                     149,355
Growth & Income Fund                521,526
Balanced Fund                       196,766
High Yield Fund                     501,515

7.   MERGERS AND SUBSTITUTIONS (UNAUDITED)

On January 30, 2003, the Board of Trustees of the Trust approved proposals to reorganize certain Funds of the Trust (each an Acquiring Fund) by acquiring a similar series of The Legends Fund, Inc. or of the Touchstone Variable Series Trust (each an Acquired Fund) listed next to it in the table below.

ACQUIRING FUND                               ACQUIRED FUND

Touchstone Large Cap Growth Fund             Harris Bretall Sullivan & Smith
                                             Equity Growth Portfolio

Touchstone Large Cap Growth Fund             Touchstone Growth/Value Fund

Touchstone Small Cap Value Fund              Third Avenue Value Portfolio

Touchstone Money Market Fund - Class I       Touchstone Standby Income Fund

Touchstone Value Plus Fund                   Gabelli Large Cap Portfolio

Shareholders of record of each Acquired Fund as of January 31, 2003 are scheduled to vote on the proposals at a special joint meeting of shareholders to be held on April 18, 2003. If the shareholders of an Acquired Fund approve the respective reorganization proposal, that Acquired Fund will liquidate by transferring substantially all of its assets to the corresponding Acquiring Fund.

8.   SUBSEQUENT EVENT (UNAUDITED)

Effective March 7, 2003, Brown Brothers Harriman & Company replaced Investors Bank and Trust Company as the custodian.

82

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TOUCHSTONE VARIABLE SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Touchstone Variable Series Trust (comprised of International Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Growth/Value Fund, Large Cap Growth Fund (formerly Equity Fund), Enhanced 30 Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Bond Fund, Standby Income Fund, and Money Market Fund) (the "Funds") as of December 31, 2002, and the related statements of operations for the year then ended, and for the Growth/Value Fund, Large Cap Growth Fund, and Money Market Fund, the statements of changes in net assets and financial highlights for the year ended December 31, 2002 and for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, Enhanced 30 Fund, and High Yield Fund, the statements of changes in net assets for each of the two years in the period ended December 31, 2002, and the financial highlights for each of the three years in the period ended December 31, 2002 and the eight-month period ended December 31, 1999, and for the International Equity Fund, Emerging Growth Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income Fund, the statements of changes in net assets for each of the two years in the period ended December 31, 2002, and financial highlights for each of the four years in the period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Variable Series Trust at December 31, 2002, the results of their operations for the year then ended, and for the Growth/Value Fund, Large Cap Growth Fund, and Money Market Fund, the changes in their net assets and their financial highlights for the year ended

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

--------------------------------------------------------------------------------

December 31, 2002 and for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, Enhanced 30 Fund, and High Yield Fund, the changes in their net assets for each of the two years in the period ended December 31, 2002, and their financial highlights for each of the three years in the period ended December 31, 2002, and for the eight-month period ended December 31, 1999, and for the International Equity Fund, Emerging Growth Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income Fund, the changes in their net assets for each of the two years in the period ended December 31, 2002, and their financial highlights for each of the four years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
February 18, 2003

84

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

MANAGEMENT OF THE TRUST (UNAUDITED)
--------------------------------------------------------------------------------

Listed in the charts below is basic information regarding the Trustees and officers of the Touchstone Variable Series Trust (the "Trust").The Trust's Statement of Additional Information includes more information about the Trustees.To request a free copy, call 1-800-669-2796.

INTERESTED TRUSTEES:

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
Name,                           Position(s) Term of Office1                                          Complex
Address,                        Held with   and Length             Principal Occupation(s)           Overseen   Other Directorships
and Age                         Trust of    Time Served            During Past Five Years            by Trustee Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                Trustee     Until retirement at    President and a director of IFS        32    Director of LaRosa's
Touchstone Advisors, Inc.                   age 75 or until she    Financial Services, Inc. (a holding          (a restaurant
221 East Fourth Street                      resigns or is          company),Touchstone Advisors, Inc.           chain).
Cincinnati, OH                              removed                (the Trust's investment advisor)
Age: 47                                                            and Touchstone Securities, Inc.
                                            Trustee since 1999     (the Trust's distributor). She is
                                                                   Senior Vice President of The
                                                                   Western and Southern Life Insurance
                                                                   Company and a director of Capital
                                                                   Analysts Incorporated (a registered
                                                                   investment advisor and
                                                                   broker-dealer), Integrated Fund
                                                                   Services, Inc. (the Trust's
                                                                   administrator and transfer agent)
                                                                   and IFS Fund Distributors, Inc. (a
                                                                   registered broker-dealer). She is
                                                                   also President and a director of
                                                                   IFS Agency Services, Inc. (an
                                                                   insurance agency), IFS Insurance
                                                                   Agency, Inc. and Fort Washington
                                                                   Brokerage Services, Inc. (a
                                                                   registered broker-dealer).

John F. Barrett                 Trustee     Until retirement at    Chairman of the Board, President       32    Director of The
The Western and Southern                    age 75 or until he     and Chief Executive Officer of The           Andersons Inc. (an
Life Insurance Company                      resigns or is          Western and Southern Life Insurance          agribusiness and
400 Broadway                                removed                Company and Western- Southern Life           retailing company),
Cincinnati, OH                                                     Assurance Company; Director and              Convergys
Age: 53                                     Trustee since 2000     Vice Chairman of Columbus Life               Corporation (a
                                                                   Insurance Company; Director of               provider of
                                                                   Eagle Realty Group, Inc., and                integrated billing
                                                                   Chairman of Fort Washington                  solutions, customer
                                                                   Investment Advisors, Inc.                    care services and
                                                                                                                employee care
                                                                                                                services) and Fifth
                                                                                                                Third Bancorp.

INDEPENDENT TRUSTEES:

J. Leland Brewster II           Trustee     Until retirement in    Retired Senior Partner of Frost        32    Director of
5155 Ivyfarm Road                           2005 or until he       Brown Todd LLC (a law firm).                 Consolidated Health
Cincinnati, OH                              resigns or is                                                       Services, Inc.
Age: 74                                     removed

                                            Trustee Since 2000

William O. Coleman              Trustee     Until retirement at    Retired Vice President of The          32    Director of
c/o Touchstone Advisors, Inc.               age 75 or until he     Procter & Gamble Company. A Trustee          LCA-Vision (a laser
221 East Fourth Street                      resigns or is          of The Procter & Gamble Profit               vision correction
Cincinnati, OH                              removed                Sharing Plan and the Procter &               company). Director
Age: 73                                                            Gamble Employee Stock Ownership              of Millenium
                                            Trustee since 1999     Plan.                                        Bancorp.

Phillip R. Cox                  Trustee     Until retirement at    President and Chief Executive          32    Director of the
105 East Fourth Street                      age 75 or until he     Officer of Cox Financial Corp. (a            Federal Reserve Bank
Cincinnati, OH                              resigns or is          financial services company).                 of Cleveland;
Age: 54                                     removed                                                             Broadwing, Inc. (a
                                                                                                                communications
                                            Trustee since 1994                                                  company); and
                                                                                                                Cinergy Corporation
                                                                                                                (a utility company).

H. Jerome Lerner                Trustee     Until retirement at    Principal of HJL Enterprises (a        32    Director of American
4700 Smith Road                             age 75 or until he     privately held investment company);          National Rubber Co.,
Cincinnati, OH                              resigns or is          Chairman of Crane Electronics, Inc.          Peerless Machinery
Age: 64                                     removed                (a manufacturer of electronic                Co., Art
                                                                   connectors).                                 Technologies, Inc.
                                            Trustee since 2000                                                  and Loveland Pet
                                                                                                                Food, Inc.

                                                                              85

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

INDEPENDENT TRUSTEES:(CONTINUED)

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
Name,                           Position(s) Term of Office1                                          Complex
Address,                        Held with   and Length             Principal Occupation(s)           Overseen   Other Directorships
and Age                         Trust of    Time Served            During Past Five Years            by Trustee Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson              Trustee     Until retirement at    President of Orchem, Inc. (a           32    None
621 Tusculum Avenue                         age 75 or until he     chemical specialties distributor),
Cincinnati, OH                              resigns or is          Orpack Stone Corporation (a
Age: 63                                     removed                corrugated box manufacturer) and
                                                                   ORDMS (a solution planning firm).
                                            Trustee since 2000

Robert E. Stautberg             Trustee     Until retirement at    Retired Partner of KPMG LLP (a         32    Trustee of Good
4815 Drake Road                             age 75 or until he     certified public accounting firm).           Samaritan Hospital,
Cincinnati, OH                              resigns or is          He is Vice President of St. Xavier           Bethesda Hospital
Age: 68                                     removed                High School.                                 and Tri-Health, Inc.

                                            Trustee since 1994

John P. Zanotti                 Trustee     Until retirement at    CEO and Chairman of Avaton, Inc. (a    32    Director of Avatron,
5400 Waring Drive                           age 75 or until he     wireless entertainment company).             Inc.
Cincinnati, OH                              resigns or is          CEO and Chairman of Astrum Digital
Age: 54                                     removed                Information (an information
                                                                   monitoring company) from 2000 until
                                            Trustee since 2002     2001; President of Great American
                                                                   Life Insurance Company from 1999
                                                                   until 2000;A Director of Chiquita
                                                                   Brands International, Inc. until
                                                                   2000; Senior Executive of American
                                                                   Financial Group, Inc. (a financial
                                                                   services company) from 1996 until
                                                                   1999.

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., a Trust's sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.
3 The Touchstone Family of Funds consists of thirteen series of the Trust, six series of Touchstone Investment Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Tax-Free Trust.
4 Each Trustee is also a Trustee of Touchstone Investment Trust,Touchstone Strategic Trust and Touchstone Tax-Free Trust.

86

--------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------

PRINCIPAL OFFICERS:

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
Name,                           Position(s) Term of Office1                                          Complex
Address,                        Held with   and Length             Principal Occupation(s)           Overseen   Other Directorships
and Age                         Trust of    Time Served            During Past Five Years            by Trustee Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan             President   Until he sooner        Senior Vice President of Touchstone    32    None
Touchstone                                  dies, resigns, is      Advisors, Inc. and Touchstone
Advisors, Inc.                              removed or             Securities, Inc.; Senior Vice
221 East Fourth Street                      becomes                President of Evergreen Investment
Cincinnati, OH                              disqualified           Services until March 2002.
Age: 37
                                            President since
                                            2002






Michael S. Spangler             Vice        Until he sooner        Vice President of Touchstone           32    None
Touchstone                      President   dies, resigns, is      Advisors, Inc. and Touchstone
Advisors, Inc.                              removed or             Securities, Inc.;Vice President of
221 East Fourth Street                      becomes                Evergreen Investment Services until
Cincinnati, OH                              disqualified           July 2002.
Age: 36
                                            Vice President
                                            since 2002





Maryellen Peretzky              Vice        Until she sooner       Senior Vice President and Secretary    32    None
Touchstone Advisors, Inc.       President   dies, resigns, is      of Fort Washington Brokerage
221 East Fourth Street                      removed or             Services, Inc., Integrated Fund
Cincinnati, OH                              becomes                Services, Inc. and IFS Fund
Age: 50                                     disqualified           Distributors, Inc. She is Assistant
                                                                   Secretary of Fort Washington
                                            Vice President         Investment Advisors, Inc.
                                            since 1998



Terrie A.Wiedenheft             Controller  Until she sooner       Senior Vice President, Chief           32    None
Touchstone                                  dies, resigns, is      Financial Officer and Treasurer of
Advisors, Inc.                              removed or             Integrated Fund Services, Inc., IFS
221 East Fourth Street                      becomes                Fund Distributors, Inc. and Fort
Cincinnati, OH                              disqualified           Washington Brokerage Services, Inc.
Age: 40                                                            She is Chief Financial Officer of
                                            Controller since       IFS Financial Services, Inc.,
                                            2000                   Touchstone Advisors, Inc. and
                                                                   Touchstone Securities, Inc. and
                                                                   Assistant Treasurer of Fort
                                                                   Washington Investment Advisors,
                                                                   Inc.

Scott A. Englehart              Treasurer   Until he sooner        President of Integrated Fund           32    None
Integrated Fund Services, Inc.              dies, resigns, is      Services, Inc. and IFS Fund
221 East Fourth Street                      removed or             Distributors, Inc. From 1998 until
Cincinnati, OH                              becomes                2000, he was a Director,Transfer
Age: 40                                     disqualified           Agency and Mutual Fund Distribution
                                                                   for Nationwide Advisory Services,
                                            Treasurer since        Inc.
                                            2000


Tina D. Hosking                 Secretary   Until she sooner       Vice President - Managing Attorney     32    None
Integrated Fund Services, Inc.              dies, resigns, is      of Integrated Fund Services, Inc.
221 East Fourth Street                      removed or             and IFS Fund Distributors, Inc.
Cincinnati, OH                              becomes
Age: 34                                     disqualified

                                            Secretary since
                                            1999

1 Each officer is the same officer for Touchstone Strategic Trust,Touchstone Investment Trust and Touchstone Tax-Free Trust.
2 The Touchstone Family of Funds consists of thirteen series of the Trust, six series of Touchstone Investment Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Tax-Free Trust.

NOTES
--------------------------------------------------------------------------------

88

NOTES
--------------------------------------------------------------------------------

       TOUCHSTONE
[LOGO] -------------------------------------------------
       The Mark of Excellence in Investment ManagementSM

7591-AN-0301

[GRAPHIC]THE LEGENDS FUND, INC.



SEMI-ANNUAL REPORT



DECEMBER 31, 2002

                             THE LEGENDS FUND, INC.

                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 2002



                                    Contents

President's Letter                                                           1
Financial Statements, Financial Highlights, and Schedules of
  Investments:
    Harris Bretall Sullivan & Smith Equity Growth Portfolio                  2
    Third Avenue Value Portfolio                                             6
    Gabelli Large Cap Value Portfolio                                       10
    Baron Small Cap Portfolio                                               14
Notes to Financial Statements                                               19




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                                                          THE LEGENDS FUND, INC.

February 14, 2003

We are pleased to present the 2002 Semi-Annual Report for The Legends Fund, Inc. (the "Fund"). Thanks to all of our current investors and we extend a special welcome to all new investors who have joined us during the period.

Total returns for each of the Fund's portfolios and their respective benchmarks for the six months and year ended December 31, 2002, respectively, are listed below:

                                               SIX MONTHS ENDED        YEAR ENDED
                  PORTFOLIO                    DECEMBER 31, 2002   DECEMBER 31, 2002
------------------------------------------------------------------------------------
Harris Bretall Sullivan & Smith Equity Growth       (11.90%)            (30.47%)
     BENCHMARK RETURN - S&P 500                     (11.11%)            (22.10%)
Third Avenue Value                                  (15.02%)            (17.49%)
     BENCHMARK RETURN - S&P 500                     (11.11%)            (22.10%)
Gabelli Large Cap Value                              (6.39%)            (30.54%)
     BENCHMARK RETURN - S&P 500                     (11.11%)            (22.10%)
Baron Small Cap                                     (13.57%)            (14.08%)
     BENCHMARK RETURN - RUSSELL 2000                (17.19%)            (20.48%)

Included in this Semi-Annual Report is detailed information of the investment holdings of each portfolio as of December 31, 2002, as well as other financial information.

The investment disciplines available within the Fund span a broad spectrum, providing you with the choices and flexibility to plan for the long-term. The Fund exists for the sole purpose of helping to provide you with valuable tools for meeting your investment objectives.

If you have any questions or comments, please feel free to contact us at your convenience.

Sincerely,

/s/ Don W. Cummings

Don W. Cummings
President
The Legends Fund, Inc.

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                          DECEMBER 31, 2002 (UNAUDITED)

ASSETS
Investments in securities, at value (cost $15,548,290) - See accompanying schedule   $ 14,732,243
Cash                                                                                        1,823
Receivable for investment securities sold                                                 287,809
Dividends and interest receivable                                                          16,344
Due from management company                                                                   835
                                                                                     -------------
Total assets                                                                           15,039,054

LIABILITIES
Accrued expenses                                                                           29,035
                                                                                     -------------
NET ASSETS                                                                           $ 15,010,019
                                                                                     =============
Net Assets consist of:
Paid-in capital                                                                      $ 25,787,730
Accumulated net realized loss on investments                                           (9,961,664)
Net unrealized depreciation on investments                                               (816,047)
                                                                                     -------------
NET ASSETS, for 1,729,938 shares outstanding                                         $ 15,010,019
                                                                                     =============
NET ASSET VALUE, offering and redemption price per share                             $       8.68
                                                                                     =============

                             STATEMENT OF OPERATIONS

                 SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME
Dividends                                                                            $     73,974
Interest                                                                                    2,337
                                                                                     -------------
Total investment income                                                                    76,311

EXPENSES
Investment advisory and management fees                                                    53,983
Custody and accounting fees                                                                24,293
Professional fees                                                                          16,146
Directors' fees and expenses                                                                8,898
Taxes and filing fees                                                                       3,498
Insurance                                                                                   2,942
Other expenses                                                                              1,781
                                                                                     -------------
Total expenses                                                                            111,541
Less: expense reimbursement                                                               (13,542)
                                                                                     -------------
Total net expenses                                                                         97,999
                                                                                     -------------
Net investment loss                                                                       (21,688)

REALIZED AND UNREALIZED GAIN (LOSS) LOSS ON INVESTMENTS
Net realized loss on investments                                                       (4,234,348)
Net unrealized appreciation during the period on investments                            1,860,194
                                                                                     -------------
Net realized and unrealized loss on investments                                        (2,374,154)
                                                                                     -------------

Net decrease in net assets resulting from operations                                 $ (2,395,842)
                                                                                     =============

SEE ACCOMPANYING NOTES.

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                            SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,
                                                               2002          YEAR ENDED
                                                           (UNAUDITED)      JUNE 30, 2002
                                                           ------------     -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss                                        $   (21,688)     $    (86,097)
Net realized loss on investments                            (4,234,348)       (5,689,731)
Net unrealized appreciation (depreciation)
during the period on investments                             1,860,194        (3,883,419)
                                                           ------------     -------------
Net decrease in net assets resulting from operations        (2,395,842)       (9,659,247)

Distributions to shareholders from:
Net realized gain                                                    -        (2,554,047)
                                                           ------------     -------------
Total distributions to shareholders                                  -        (2,554,047)

Capital share transactions:
Proceeds from sales of shares                                1,805,947         4,229,741
Proceeds from reinvested distributions                               -         2,554,047
Cost of shares redeemed                                     (4,709,420)       (6,269,144)
                                                           ------------     -------------
Net increase (decrease) in net assets resulting
from capital share transactions                             (2,903,473)          514,644
                                                           ------------     -------------
Total decrease in net assets                                (5,299,315)      (11,698,650)

NET ASSETS
Beginning of period                                         20,309,334        32,007,984
                                                           ------------     -------------
End of period                                              $15,010,019      $ 20,309,334
                                                           ============     =============
OTHER INFORMATION
Shares:
Sold                                                           200,089           341,525
Issued through reinvestment of distributions                         -           239,965
Redeemed                                                      (531,991)         (529,308)
                                                           ------------     -------------
Net increase (decrease)                                       (331,902)           52,182
                                                           ============     =============

SEE ACCOMPANYING NOTES.

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                            SIX MONTHS
                                              ENDED
                                            DECEMBER 31,                            YEAR ENDED JUNE 30,
                                              2002 (e)         --------------------------------------------------------------
                                            (UNAUDITED)            2002         2001      2000 (b)      1999         1998
                                           ---------------     --------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
of period                                        $   9.85          $  15.93    $  30.25    $  26.00     $  21.11    $  17.53
Income (loss) from investment operations:
Net investment loss                                 (0.05)            (0.04)      (0.10)      (0.05)       (0.06)          - (a)
Net realized and unrealized
gain (loss) on investments                          (1.12)            (4.73)      (9.42)       4.83         7.17        4.90
                                           ---------------     --------------------------------------------------------------
Total from investment operations                    (1.17)            (4.77)      (9.52)       4.78         7.11        4.90

Less distributions:
From net investment income                              -                 -           -           -            -       (0.02)
From net realized gain                                  -             (1.31)      (4.80)      (0.53)       (2.22)      (1.30)
                                           ---------------     --------------------------------------------------------------
Total distributions                                     -             (1.31)      (4.80)      (0.53)       (2.22)      (1.32)
                                           ---------------     --------------------------------------------------------------

Net asset value, end of period                   $   8.68          $   9.85    $  15.93    $  30.25     $  26.00    $  21.11
                                           ===============     ==============================================================
TOTAL RETURN (c)                                  (11.90%)          (30.55%)    (37.42%)     18.89%       35.19%      29.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                   $ 15,010          $ 20,309    $ 32,008    $ 56,879     $ 55,428    $ 37,662
Ratio of expenses to average
net assets (d)                                      1.18%             1.15%       1.07%       1.01%        0.96%       0.95%
Ratio of expenses to average net
asset before voluntary
expense reimbursement (d)                           1.34%             1.17%       1.07%       1.01%        0.96%       0.95%
Ratio of net investment loss
to average net assets (d)                          (0.26%)           (0.33%)     (0.45%)     (0.39%)      (0.29%)     (0.01%)
Ratio of net investment loss
to average net assets before
voluntary expense reimbursement (d)                (0.42%)           (0.35%)     (0.45%)     (0.39%)      (0.29%)     (0.01%)
Portfolio turnover rate (c)                           30%               31%         47%         40%          27%         57%

(a)  Less than $0.01 per share.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Effective November 1, 2002, the voluntary limit on operating expenses of the Portfolio (excluding management fees) was modified from an annual rate of 0.50% of average daily net assets to an annual rate of 0.60% of average daily net assets.

SEE ACCOMPANYING NOTES.

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                          DECEMBER 31, 2002 (UNAUDITED)

                                                          NUMBER OF
COMMON STOCKS (97.2%)                                      SHARES        VALUE
                                                         ----------   -----------
BASIC CHEMICAL, PLASTICS & SYNTHETICS (16.6%)
      Abbott Laboratories, Inc.                               7,500     $300,000
      Amgen, Inc. (a)                                         6,750      326,295
      Genentech, Inc. (a)                                    14,200      470,872
      Merck & Company, Inc.                                   6,000      339,660
      Pfizer, Inc.                                           24,000      733,680
      Procter & Gamble Company                                3,700      317,978
                                                                      -----------
                                                                       2,488,485
BUSINESS SERVICES (11.0%)
      Automatic Data Processing, Inc.                         8,000      314,000
      Electronic Arts, Inc. (a)                               5,000      248,850
      First Data Corporation                                  9,300      329,313
      Microsoft Corporation (a)                              14,500      749,650
                                                                      -----------
                                                                       1,641,813
COMMUNICATIONS (3.9%)
      AOL Time Warner, Inc. (a)                              23,000      301,300
      Viacom, Inc. (a)                                        7,100      289,396
                                                                      -----------
                                                                         590,696
DEPOSITORY INSTITUTIONS (2.0%)
      Citigroup, Inc.                                         8,608      302,916

ELECTRICAL & ELECTRONIC MACHINERY (11.9%)
      Emerson Electric Company                                6,500      330,525
      General Electric Company                               29,100      708,585
      Intel Corporation                                      32,400      504,468
      Texas Instruments, Inc.                                16,300      244,663
                                                                      -----------
                                                                       1,788,241
FABRICATED METAL PRODUCTS (2.1%)
      Illinois Tool Works, Inc.                               4,900      317,814

FOOD & KINDRED PRODUCTS (2.5%)
      PepsiCo, Inc.                                           9,000      379,980

GENERAL MERCHANDISE STORES (4.8%)
      Target Corporation                                      9,000      270,000
      Wal-Mart Stores, Inc.                                   9,000      454,590
                                                                      -----------
                                                                         724,590
INDUSTRIAL MACHINERY & EQUIPMENT (14.7%)
      Applied Materials, Inc. (a)                            21,200      276,236
      Cisco System, Inc. (a)                                 27,000      353,700
      Dell Computer Corporation (a)                          19,200      513,408
      ITT Industries, Inc.                                    5,600      339,864
      Linear Technology Corporation                           5,500      141,460
      Maxim Integrated Products, Inc.                         4,200      138,768
      Microchip Technology, Inc.                              6,200      151,590
      Novellus Systems, Inc. (a)                             10,000      280,800
                                                                      -----------
                                                                       2,195,826
INSTRUMENTS & RELATED PRODUCTS (7.8%)
      Becton, Dickinson & Company                            10,000      306,900
      Medtronic, Inc.                                        11,725      534,660
      Stryker Corporation                                     5,000      335,600
                                                                      -----------
                                                                       1,177,160

                                                         NUMBER OF
COMMON STOCKS (CONTINUED)                                  SHARES        VALUE
                                                        ----------   -----------
INSURANCE AGENTS BROKERS & SERVICES (2.1%)
      Marsh & McLennan Companies, Inc.                     6,750      $ 311,918

INSURANCE CARRIERS (1.9%)
      American International Group, Inc.                   5,000        289,250

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (2.1%)
      United Parcel Services, Inc.                         5,000        315,400

PETROLEUM & COAL PRODUCTS (2.1%)
      Exxon Mobil Corporation                              9,200        321,448

RETAIL - FOOD STORES (2.4%)
      Starbucks Corporation (a)                           18,000        366,840

RETAIL - MISCELLANEOUS (1.9%)
      Costco Wholesale, Inc. (a)                          10,000        280,600

SECURITY & COMMODITY BROKERS (2.0%)
      Goldman Sachs Group, Inc.                            4,325        294,532

SERVICES - ENGINEERING (2.1%)
      3M Company                                           2,500        308,250

WHOLESALE TRADE - DURABLE GOODS (3.3%)
      Johnson & Johnson                                    9,350        502,188
                                                                 ---------------

TOTAL COMMON STOCKS (COST $15,413,994)                               14,597,947

                                                       PRINCIPAL
SHORT-TERM SECURITIES (0.9%)                             AMOUNT
                                                      -----------
REPURCHASE AGREEMENT (0.9%)
      State Street Bank, 0.25%, due 01/02/2003
      (Collateralized by U.S. Treasury Bill, 8.13%,
      due 08/15/2021, with a market value of $137,423) $ 134,296        134,296
                                                                 ---------------

TOTAL SHORT-TERM SECURITIES (COST $134,296)                             134,296
                                                                 ---------------

TOTAL INVESTMENTS (98.1%) (COST $15,548,290)                         14,732,243

TOTAL OTHER ASSETS, LESS LIABILITIES (1.9%)                             277,776
                                                                 ---------------

TOTAL NET ASSETS (100.0%)                                          $ 15,010,019
                                                                 ===============

OTHER INFORMATION:
     Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six months ended December 31, 2002, aggregated $4,082,465 and $7,262,169, respectively. At December 31, 2002, net unrealized depreciation for tax purposes aggregated $816,047, of which $1,786,453 related to appreciated investments and $2,602,500 related to depreciated investments. The aggregate cost of securities was the same for federal income tax and financial statement purposes.

(a) Non-income producing.

SEE ACCOMPANYING NOTES.

                          THIRD AVENUE VALUE PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                          DECEMBER 31, 2002 (UNAUDITED)

ASSETS
Investments in securities, at value (cost $40,508,783) - See accompanying schedule   $ 34,481,444
Repurchase agreements (cost $4,845,704)                                                 4,845,704
Dividends and interest receivable                                                          22,635
Due from management company                                                                 8,081
                                                                                     -------------
Total assets                                                                           39,357,864

LIABILITIES
Cash overdraft                                                                             41,969
Accrued expenses                                                                           52,283
                                                                                     -------------
Total liabilities                                                                          94,252
                                                                                     -------------

NET ASSETS                                                                           $ 39,263,612
                                                                                     =============

Net Assets consist of:
Paid-in capital                                                                      $ 46,510,724
Undistributed net investment income                                                        94,594
Accumulated net realized loss on investments                                           (1,314,367)
Net unrealized depreciation on investments and foreign currency                        (6,027,339)
                                                                                     -------------

NET ASSETS, for 2,930,106 shares outstanding                                         $ 39,263,612
                                                                                     =============

NET ASSET VALUE, offering and redemption price per share                             $      13.40
                                                                                     =============

                             STATEMENT OF OPERATIONS

                 SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $5,253)                                    $    293,243
Interest                                                                                    8,649
Other income                                                                                  843
                                                                                     -------------
Total investment income                                                                   302,735

EXPENSES
Investment advisory and management fees                                                   128,916
Custody and accounting fees                                                                53,550
Professional fees                                                                          16,428
Directors' fees and expenses                                                                8,898
Taxes and filing fees                                                                       4,510
Insurance                                                                                   2,942
Other expenses                                                                              2,928
                                                                                     -------------
Total expenses                                                                            218,172
                                                                                     -------------
Net investment income                                                                      84,563

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments                                                                            (1,308,020)
Foreign currency transactions                                                               3,684
                                                                                     -------------
Net realized loss                                                                      (1,304,336)

Net unrealized depreciation
during the period on investments                                                       (5,966,264)
                                                                                     -------------
Net realized and unrealized loss on investments and foreign currency                   (7,270,600)
                                                                                     -------------

Net decrease in net assets resulting from operations                                 $ (7,186,037)
                                                                                     =============

SEE ACCOMPANYING NOTES.

                          THIRD AVENUE VALUE PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SIX MONTHS
                                                                      ENDED
                                                                    DECEMBER 31,
                                                                       2002                   YEAR ENDED
                                                                    (UNAUDITED)              JUNE 30, 2002
                                                                 -------------------       -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                                   $    84,563              $     98,218
Net realized gain (loss) on
investments and foreign currency transactions                            (1,304,336)                2,627,505
Net unrealized depreciation during the period
on investments and foreign currency transactions                         (5,966,264)               (4,228,271)
                                                                 -------------------       -------------------
Net decrease in net assets
resulting from operations                                                (7,186,037)               (1,502,548)

Distributions to shareholders from:
Net investment income                                                       (93,393)                 (283,204)
Net realized gain                                                          (639,990)                        -
                                                                 -------------------       -------------------
Total distributions to shareholders                                        (733,383)                 (283,204)

Capital share transactions:
Proceeds from sales of shares                                             5,815,788                27,505,313
Proceeds from reinvested distributions                                      733,383                   283,204
Cost of shares redeemed                                                  (7,586,791)              (12,847,707)
                                                                 -------------------       -------------------
Net increase (decrease) in net assets resulting
from capital share transactions                                          (1,037,620)               14,940,810
                                                                 -------------------       -------------------

Total increase (decrease) in net assets                                  (8,957,040)               13,155,058

NET ASSETS
Beginning of period                                                      48,220,652                35,065,594
                                                                 -------------------       -------------------

End of period (including undistributed net investment income
of $94,594 and $103,424, respectively)                                  $39,263,612              $ 48,220,652
                                                                 ===================       ===================

OTHER INFORMATION
Shares:
Sold                                                                        428,967                 1,677,834
Issued through reinvestment of distributions                                 54,421                    18,965
Redeemed                                                                   (552,347)                 (785,692)
                                                                 -------------------       -------------------
Net increase (decrease)                                                     (68,959)                  911,107
                                                                 ===================       ===================

SEE ACCOMPANYING NOTES.

                          THIRD AVENUE VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                               SIX MONTHS
                                                 ENDED
                                               DECEMBER 31,                           YEAR ENDED JUNE 30,
                                                 2002 (e)      -----------------------------------------------------------------
                                               (UNAUDITED)            2002       2001 (a)     2000 (b)      1999         1998
                                               ------------    -----------------------------------------------------------------
 SELECTED PER-SHARE DATA
 Net asset value, beginning
 of period                                        $  16.08           $  16.79     $  13.97    $  22.06     $  21.02    $  20.63
 Income (loss) from investment operations:
 Net investment income                                0.03               0.02         0.15        0.39         0.33        0.26
 Net realized and unrealized
 gain (loss) on investments                          (2.46)             (0.61)        4.31       (5.12)        3.22        4.08
                                               ------------    -----------------------------------------------------------------
 Total from investment operations                    (2.43)             (0.59)        4.46       (4.73)        3.55        4.34

 Less distributions:
 From net investment income                          (0.03)             (0.12)       (0.40)      (0.33)       (0.28)      (0.26)
 From net realized gain                              (0.22)                 -        (1.24)      (3.03)       (2.23)      (3.69)
                                               ------------    -----------------------------------------------------------------
 Total distributions                                 (0.25)             (0.12)       (1.64)      (3.36)       (2.51)      (3.95)
                                               ------------    -----------------------------------------------------------------

 Net asset value, end of period                   $  13.40           $  16.08     $  16.79    $  13.97     $  22.06    $  21.02
                                               ============    =================================================================

 TOTAL RETURN (c)                                  (15.02%)            (3.45%)      35.66%     (23.88%)      18.09%      23.36%

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                                   $ 39,264           $ 48,221     $ 35,066    $ 20,994     $ 50,169    $ 46,436
 Ratio of expenses to average
 net assets (d)                                      1.10%              1.08%        1.15%       1.08%        0.96%       0.94%
 Ratio of expenses to average net
 asset before voluntary
 expense reimbursement (d)                           1.10%              1.08%        1.21%       1.08%        0.96%       0.94%
 Ratio of net investment income
 to average net assets (d)                           0.43%              0.23%        1.15%       1.80%        1.56%       1.58%
 Ratio of net investment income
 to average net assets before (d)
 voluntary expense reimbursement                     0.43%              0.23%        1.09%       1.80%        1.56%       1.58%
 Portfolio turnover rate (c)                            5%                23%         128%         42%          50%         57%

(a) Effective November 1, 2000, EQSF Advisers, Inc. replaced Scudder Kemper Investments, Inc. as sub-adviser for the Portfolio.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Effective November 1, 2002, the voluntary limit on operating expenses of the Portfolio (excluding management fees) was modified from an annual rate of 0.50% of average daily net assets to an annual rate of 0.60% of average daily net assets.

SEE ACCOMPANYING NOTES.

                          THIRD AVENUE VALUE PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                          DECEMBER 31, 2002 (UNAUDITED)

                                                            NUMBER OF
COMMON STOCKS (82.3%)                                         SHARES          VALUE
                                                            ----------     -----------
ELECTRICAL & ELECTRONIC MACHINERY (15.4%)
      American Power Conversion Corporation (a)                107,800    $  1,633,170
      AVX Corporation                                          102,700       1,006,460
      Bel Fuse, Inc.                                            10,100         203,515
      Ciena Corporation (a)                                    112,500         578,250
      FSI International, Inc. (a)                              102,700         462,150
      Kemet Corporation (a)                                    111,300         972,761
      Tellabs, Inc. (a)                                        114,000         828,780
      TriQuint Semiconductor, Inc. (a)                          82,300         348,952
                                                                          ------------
                                                                             6,034,038
HOLDING & OTHER INVESTMENT OFFICES (15.2%)
      Brascan Corporation                                       81,800       1,676,900
      Capital Southwest Corporation                              9,500         476,995
      Hutchison Whampoa Limited                                280,000       1,752,098
      Investor AB (a)                                          172,500       1,035,024
      Koger Equity, Inc.                                        40,000         624,000
      Prime Group Realty Trust (a)                              20,000          92,200
      ProLogis                                                   5,753         144,688
      Westwood Holdings Group, Inc.                             11,275         151,198
                                                                          ------------
                                                                             5,953,103
INDUSTRIAL MACHINERY & EQUIPMENT (9.1%)
      Applied Materials, Inc. (a)                               30,000         390,900
      Comverse Technology, Inc. (a)                             95,300         954,906
      Credence Systems Corporation (a)                         105,900         981,799
      CyberOptics Corporation (a)                               15,000          71,430
      Electro Scientific Industry, Inc. (a)                     57,800       1,156,000
                                                                          ------------
                                                                             3,555,035
INSURANCE CARRIERS (17.9%)
      AIOI Insurance Company Limited (a)                       189,000         364,334
      Arch Capital Group Limited (a)                            50,000       1,558,500
      First American Corporation                                10,000         222,000
      Millea Holdings, Inc. (a)                                 54,500       1,918,400
      Mony Group, Inc.                                          53,200       1,273,608
      Phoenix Companies Inc. (a)                                60,000         456,000
      Radian Group, Inc.                                        33,000       1,225,950
                                                                          ------------
                                                                             7,018,792
OIL & GAS EXTRACTION (2.2%)
      Nabors Industries, Inc. (a)                               25,000         881,750

RAILROAD TRANSPORTATION (0.8%)
      CSX Corporation                                           10,600         300,086

REAL ESTATE (9.2%)
      Catellus Development Corporation (a)                      58,300       1,157,255
      Forest City Enterprises, Inc.                             42,000       1,400,700
      The St. Joe Company (a)                                   34,700       1,041,000
                                                                          ------------
                                                                             3,598,955

RETAIL-AUTOMOTIVE DEALERS & GAS STATIONS (4.2%)
    Toyota Industries (a)                                      110,000    $  1,652,847

SECURITY & COMMODITY BROKERS (7.5%)
    Instinet Group, Inc.                                       161,800         684,414
    Legg Mason, Inc.                                            37,500       1,820,250
    Southwest Securities Group, Inc.                            33,100         448,836
                                                                          ------------
                                                                             2,953,500
SERVICES - ENGINEERING (0.8%)
    Parexel International Corporation (a)                       28,800         317,088
                                                                          ------------

TOTAL COMMON STOCKS (COST $38,601,617)                      32,265,194


                                                            Principal
CORPORATE BONDS (5.6%)                                       Amount
                                                          ------------
COMMUNICATIONS (0.9%)
    Worldcom, Inc., 6.95%
    due 08/15/2028                                        $  1,500,000         360,000

STONE CLAY & GLASS PRODUCT (4.7%)
    USG Corporation, Senior Notes, Series B,
    9.25%, due 09/15/2001                                    1,250,000       1,031,250
    USG Corporation, Senior Notes,
    8.50%, due 08/01/2005                                    1,000,000         825,000
                                                                          ------------
                                                                             1,856,250
                                                                          ------------

TOTAL CORPORATE BONDS (COST $1,907,166)                      2,216,250

SHORT-TERM SECURITIES (12.3%)
REPURCHASE AGREEMENT (12.3%)
    State Street Bank, 0.25%, due 01/02/2003
    (Collateralized by U.S. Treasury Bill, 8.125%,
    due 08/15/2021, with a market value of $4,947,242)       4,845,704       4,845,704
                                                                          ------------

TOTAL SHORT-TERM SECURITIES (COST $4,845,704)                                4,845,704
                                                                          ------------

TOTAL INVESTMENTS (100.2%) (COST $45,354,487)                               39,327,148

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.2%))                                  (63,536)
                                                                          ------------

TOTAL NET ASSETS (100.0%)                                                 $ 39,263,612
                                                                          ============

OTHER INFORMATION:

     Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six months ended December 31, 2002, aggregated $1,739,032 and $2,277,960, respectively. At December 31, 2002, net unrealized depreciation for tax purposes aggregated $6,027,339, of which $2,671,901 related to appreciated investments and $8,699,240 related to depreciated investments. The aggregate cost of securities was the same for federal income tax and financial statement purposes.

(a) Non-income producing.

SEE ACCOMPANYING NOTES.

                        GABELLI LARGE CAP VALUE PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                          DECEMBER 31, 2002 (UNAUDITED)


ASSETS
Investments in securities, at value (cost $13,535,609) - See accompanying schedule   $  9,705,839
Due from management company                                                                25,494
Dividends and interest receivable                                                          21,485
                                                                                     ------------
Total assets                                                                            9,752,818

LIABILITIES
Cash overdraft                                                                             22,447
                                                                                     ------------
Total liabilities                                                                          22,447
                                                                                     ------------
NET ASSETS                                                                           $  9,730,371
                                                                                     ============
Net Assets consist of:
Paid-in capital                                                                      $ 17,917,130
Undistributed net investment income                                                        30,444
Accumulated net realized loss on investments                                           (4,387,433)
Net unrealized depreciation on investments                                             (3,829,770)
                                                                                     ------------
NET ASSETS, for 1,952,619 shares outstanding                                         $  9,730,371
                                                                                     ============
NET ASSET VALUE, offering and redemption price per share                             $       4.98
                                                                                     ============

                             STATEMENT OF OPERATIONS

                 SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME
Dividends                                                                             $   100,046
Other income                                                                                2,777
Interest                                                                                      562
                                                                                      -----------
Total investment income                                                                   103,385

EXPENSES
Investment advisory and management fees                                                    45,907
Custody and accounting fees                                                                18,946
Professional fees                                                                          15,754
Directors' fees and expenses                                                                8,898
Taxes and filing fees                                                                       3,498
Insurance                                                                                   2,942
Other expenses                                                                              1,781
                                                                                      -----------
Total expenses                                                                             97,726
Less:  expense reimbursement                                                              (24,785)
                                                                                      -----------
Total net expenses                                                                         72,941
                                                                                      -----------
Net investment income                                                                      30,444
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                                       (2,156,389)
Net unrealized appreciation during the period on investments                            1,250,831
                                                                                      -----------
Net realized and unrealized loss                                                         (905,558)
                                                                                      -----------
Net decrease in net assets resulting from operations                                  $  (875,114)
                                                                                      ===========

SEE ACCOMPANYING NOTES.

                        GABELLI LARGE CAP VALUE PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                               SIX MONTHS
                                                                                 ENDED
                                                                              DECEMBER 31,
                                                                                  2002              YEAR ENDED
                                                                              (UNAUDITED)          JUNE 30, 2002
                                                                            -----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                                            $    30,444         $      6,802
Net realized loss on investments                                                  (2,156,389)          (2,159,273)
Net unrealized appreciation (depreciation)
during the period on investments                                                   1,250,831           (3,921,180)
                                                                            -----------------     ----------------
Net decrease in net assets resulting from operations                                (875,114)          (6,073,651)

Distributions to shareholders from:
Net investment income                                                                 (6,802)             (46,636)
Net realized gain                                                                          -             (397,057)
                                                                            -----------------     ----------------
Total distributions to shareholders                                                   (6,802)            (443,693)

Capital share transactions:
Proceeds from sales of shares                                                      2,636,670           10,330,942
Proceeds from reinvested distributions                                                 6,802              443,693
Cost of shares redeemed                                                           (3,548,276)          (8,756,746)
                                                                            -----------------     ----------------
Net increase (decrease) in net assets resulting
from capital share transactions                                                     (904,804)           2,017,889
                                                                            -----------------     ----------------

Total decrease in net assets                                                      (1,786,720)          (4,499,455)

NET ASSETS
Beginning of period                                                               11,517,091           16,016,546
                                                                            -----------------     ----------------

End of period (including undistributed net investment
income of $30,444 and $6,802, respectively)                                      $ 9,730,371         $ 11,517,091
                                                                            =================     ================

OTHER INFORMATION
Shares:
Sold                                                                                 532,471            1,478,456
Issued through reinvestment of distributions                                           1,384               65,537
Redeemed                                                                            (742,971)          (1,274,758)
                                                                            -----------------     ----------------
Net increase (decrease)                                                             (209,116)             269,235
                                                                            =================     ================

SEE ACCOMPANYING NOTES.

                        GABELLI LARGE CAP VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS


                                             SIX MONTHS
                                               ENDED
                                             DECEMBER 31,                         YEAR ENDED JUNE 30,
                                               2002 (d)      --------------------------------------------------------------
                                            (UNAUDITED)         2002       2001 (a)     2000 (b)      1999         1998
                                            -------------    --------------------------------------------------------------
 SELECTED PER-SHARE DATA
 Net asset value, beginning
 of period                                       $  5.33        $   8.46     $  10.49    $  13.99     $  17.56    $  14.63
 Income (loss) from investment operations:
 Net investment income                              0.01            0.02         0.06        0.28         0.21        0.14
 Net realized and unrealized
 gain (loss) on investments                        (0.36)          (2.92)       (0.61)      (0.49)       (1.04)       2.97
                                            -------------    --------------------------------------------------------------
 Total from investment operations                  (0.35)          (2.90)       (0.55)      (0.21)       (0.83)       3.11

 Less distributions:
 From net investment income                            - (c)       (0.02)       (0.29)      (0.21)       (0.16)      (0.18)
 From net realized gain                                -           (0.21)       (1.19)      (3.08)       (2.58)          -
                                            -------------    --------------------------------------------------------------
 Total distributions                                   -           (0.23)       (1.48)      (3.29)       (2.74)      (0.18)
                                            -------------    --------------------------------------------------------------

 Net asset value, end of period                  $  4.98        $   5.33     $  8.46     $ 10.49      $ 13.99     $  17.56
                                            =============    ==============================================================

 TOTAL RETURN (e)                                 (6.39%)        (34.89%)      (6.58%)     (0.52%)      (3.73%)     21.38%

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                                  $ 9,730        $ 11,517     $ 16,017    $ 14,276     $ 31,010    $ 47,450
 Ratio of expenses to average
 net assets (f)                                    1.43%           1.40%        1.40%       1.41%        1.23%       1.18%
 Ratio of expenses to average net
 assets before voluntary
 expense reimbursement (f)                         1.92%           1.63%        1.66%       1.41%        1.23%       1.18%
 Ratio of net investment income
 to average net assets (f)                         0.60%           0.05%        0.35%       1.73%        1.13%       0.80%
 Ratio of net investment income (loss)
 to average net assets before
 voluntary expense reimbursement (f)               0.11%          (0.18%)       0.09%       1.73%        1.13%       0.80%
 Portfolio turnover rate (e)                         55%             61%         139%        207%         109%         65%


(a) Effective November 1, 2000, Gabelli Asset Management Company replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

(c)  Less than $0.01 per share.

(d) Effective November 1, 2002, the voluntary limit on operating expenses of the Portfolio (excluding management fees) was modified from an annual rate of 0.50% of average daily net assets to an annual rate of 0.60% of average daily net assets.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

SEE ACCOMPANYING NOTES.

                        GABELLI LARGE CAP VALUE PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                          DECEMBER 31, 2002 (UNAUDITED)

                                                             NUMBER OF
 COMMON STOCKS (97.3%)                                         SHARES        VALUE
                                                            -----------   ------------
 AIRCRAFT PARTS & EQUIPMENT (3.2%)
    Honeywell International, Inc.                                13,000       312,000

 BASIC CHEMICAL, PLASTICS & SYNTHETICS (8.2%)
    Allergan, Inc.                                                2,400       138,288
    Bristol-Myers Squibb Company                                  7,700       178,255
    Merck & Company, Inc.                                         2,500       141,525
    Wyeth                                                         9,000       336,600
                                                                          ------------
                                                                              794,668
 BUSINESS SERVICES (4.7%)
    Cendant Corporation (a)                                      43,500       455,880

 COMMUNICATIONS (15.4%)
    Alltel Corporation                                            1,900        96,900
    AOL Time Warner, Inc. (a)                                    19,100       250,210
    AT&T Corporation                                              1,880        49,086
    AT&T Wireless Group (a)                                      32,800       185,320
    Comcast Corporation (Cl.A) (a)                                3,040        71,653
    Comcast Corporation (Cl.A SPL) (a)                            3,000        67,680
    Nextel Communications, Inc. (a)                               8,000        92,400
    SBC Communications, Inc.                                      5,200       140,972
    Sprint Corporation                                           19,000       275,120
    Verizon Communications                                        6,700       259,625
                                                                          ------------
                                                                            1,488,966
 DEPOSITORY INSTITUTIONS (4.1%)
    Citigroup, Inc.                                               6,000       211,140
    State Street Corporation                                      4,800       187,200
                                                                          ------------
                                                                              398,340
 EATING & DRINKING PLACES (1.0%)
    Darden Restaurants, Inc.                                      4,900       100,205

 ELECTRIC GAS & SANITARY SERVICES (15.7%)
    Allegheny Energy, Inc.                                       14,100       106,596
    Alliant Energy Corporation                                    3,100        51,305
    Aquila, Inc.                                                 43,000        76,110
    Duke Energy Company                                           7,600       148,504
    El Paso Corporation                                          27,000       187,920
    EOG Resources, Inc.                                           6,600       263,472
    FirstEnergy Corporation                                       3,200       105,504
    Kinder Morgan, Inc.                                           3,400       143,718
    NiSource, Inc.                                                4,100        82,000
    Public Service Enterprise Group, Inc.                         1,300        41,730
    TECO Energy, Inc.                                             6,600       102,102
    TXU Corporation                                              11,000       205,480
                                                                          ------------
                                                                            1,514,441
 ELECTRICAL & ELECTRONIC MACHINERY (4.3%)
    Agere Systems, Inc. (Cl.A) (a)                               58,235        83,858
    Agere Systems, Inc. (Cl. B) (a)                              32,779        45,891
    Intel Corporation                                             3,000        46,710
    Lucent Technologies, Inc. (a)                               193,900       244,314
                                                                          ------------
                                                                              420,773
 HOLDING & OTHER INVESTMENT OFFICES (3.6%)
    JP Morgan Chase & Company                                    11,200       268,800
    Mellon Financial Corporation                                  3,200        83,552
                                                                          ------------
                                                                              352,352
 INDUSTRIAL MACHINERY & EQUIPMENT (11.3%)
    Applied Materials, Inc. (a)                                   5,700        74,271
    Baker Hughes, Inc.                                            8,900       286,491
    CISCO Systems, Inc. (a)                                       6,600        86,460
    Hewlett-Packard Company                                      26,380       457,957
    Ingersoll-Rand Company Ltd.                                   4,600       198,076
                                                                          ------------
                                                                            1,103,255
 INSURANCE CARRIERS (3.4%)
    Chubb Corporation                                             1,600        83,520
    Everest Reinsurance Group Ltd.                                3,600       199,080
    Travelers Property Casualty Corporation (Cl.A)(a)               172         2,520
    Travelers Property Casualty Corporation (Cl.B)(a)             3,155        46,221
                                                                          ------------
                                                                              331,341

 MISC. MANUFACTURING INDUSTRIES (2.0%)
    Mattel, Inc.                                                  4,000        76,600
    Tyco International Ltd.                                       7,000       119,560
                                                                          ------------
                                                                              196,160
 MOTION PICTURES (3.9%)
    Walt Disney Company                                          23,500       383,285

 NATIONAL COMMERCIAL BANK (1.0%)
    FleetBoston Financial Corporation                             4,200       102,060

 NONDEPOSITORY INSTITUTIONS (3.7%)
    American Express Company                                      4,700       166,145
    CIT Group, Inc.                                               9,800       192,080
                                                                          ------------
                                                                              358,225
 PAPER & ALLIED PRODUCTS (1.3%)
    International Paper Company                                   3,700       129,389

 PETROLEUM & COAL PRODUCTS (1.4%)
    Conoco, Inc.                                                  2,741       132,637

 PRIMARY METALS INDUSTRY (0.9%)
    Alcoa, Inc.                                                   4,000        91,120

 SECURITY & COMMODITY BROKERS (5.5%)
    Charles Schwab & Company                                      9,600       104,160
    Lehman Brothers Holdings, Inc.                                3,900       207,831
    Merrill Lynch & Co., Inc.                                     6,000       227,700
                                                                          ------------
                                                                              539,691
 SERVICES-AUTO REPAIR GARAGES (0.8%)
    Ryder Systems, Inc.                                           3,500        78,540

 TRANSPORTATION EQUIPMENT (1.9%)
    General Motors Corporation                                    2,200        81,092
    General Motors Corporation (Cl.H) (a)                         9,800       104,860
                                                                          ------------
                                                                              185,952
                                                                          ------------

 TOTAL COMMON STOCKS (COST $13,299,050 )                                    9,469,280

                                                             PRINCIPAL
 SHORT-TERM SECURITIES (2.4%)                                  AMOUNT
                                                            -----------
 REPURCHASE AGREEMENT (2.4%)
    State Street Bank, 0.25%, due 01/02/2003
    (Collateralized by U.S. Treasury Bill, 8.13%,
    due 08/15/2021, with a market value of $245,916)         $  236,559       236,559
                                                                          ------------

 TOTAL SHORT-TERM SECURITIES (COST $236,559)                                  236,559
                                                                          ------------

 TOTAL INVESTMENTS (99.7%) (COST $13,535,609)                               9,705,839

 TOTAL OTHER ASSETS, LESS LIABILITIES (0.3%)                                   24,532
                                                                          ------------

 TOTAL NET ASSETS (100.0%)                                                $ 9,730,371
                                                                          ============

OTHER INFORMATION:

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six months ended December 31, 2002, aggregated $4,549,888 and $4,433,901, respectively. At December 31, 2002, net unrealized depreciation for tax purposes aggregated $3,829,770, of which $345,869 related to appreciated inves-ments and $4,175,639 related to depreciated investments. The aggregate cost of securities was the same for federal income tax and financial statement purposes.

(a) Non-income producing.

SEE ACCOMPANYING NOTES.

                            BARON SMALL CAP PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                          DECEMBER 31, 2002 (UNAUDITED)

ASSETS
Investments in securities, at value (cost $9,743,993) - See accompanying schedule    $ 10,277,987
Receivable for investment securities sold                                                  69,322
Dividends and interest receivable                                                             475
                                                                                     -------------
Total assets                                                                           10,347,784

LIABILITIES
Cash overdraft                                                                            289,519
Accrued expenses                                                                           22,511
                                                                                     -------------
Total liabilities                                                                         312,030
                                                                                     -------------

NET ASSETS                                                                           $ 10,035,754
                                                                                     =============

Net Assets consist of:
Paid-in capital                                                                      $ 10,588,801
Accumulated net realized loss on investments                                           (1,087,041)
Net unrealized appreciation on investments                                                533,994
                                                                                     -------------

NET ASSETS,   for 927,088 shares outstanding                                         $ 10,035,754
                                                                                     =============

NET ASSET VALUE, offering and redemption price per share                             $      10.83
                                                                                     =============

                             STATEMENT OF OPERATIONS

                 SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME
Dividends                                                                            $      4,623
Interest                                                                                    1,499
                                                                                     -------------
Total investment income                                                                     6,122

EXPENSES
Investment advisory and management fees                                                    54,043
Custody and accounting fees                                                                25,190
Professional fees                                                                          15,605
Directors' fees and expenses                                                                8,898
Taxes and filing fees                                                                       3,619
Insurance                                                                                   2,942
Other expenses                                                                              1,782
                                                                                     -------------
Total expenses                                                                            112,079
Less: expense reimbursement                                                               (30,756)
                                                                                     -------------
Total net expenses                                                                         81,323
                                                                                     -------------
Net investment loss                                                                       (75,201)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments                                                         (514,753)
Net unrealized depreciation during the period on investments                             (970,615)
                                                                                     -------------
Net realized and unrealized loss                                                       (1,485,368)
                                                                                     -------------

Net decrease in net assets resulting from operations                                 $ (1,560,569)
                                                                                     =============

SEE ACCOMPANYING NOTES.

                            BARON SMALL CAP PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                     ENDED
                                                                   DECEMBER 31,
                                                                      2002         YEAR ENDED
                                                                   (UNAUDITED)    JUNE 30, 2002
                                                                  ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss                                               $    (75,201)   $   (119,842)
Net realized loss on investments                                      (514,753)       (443,543)
Net unrealized appreciation (depreciation)
during the period on investments                                      (970,615)        653,901
                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from operations     (1,560,569)         90,516

Capital share transactions:
Proceeds from sales of shares                                        4,521,100      13,276,208
Proceeds from reinvested distributions                                       -               -
Cost of shares redeemed                                             (4,902,666)     (8,086,777)
                                                                  ------------    ------------
Net increase (decrease)  in net assets resulting
from capital share transactions                                       (381,566)      5,189,431
                                                                  ------------    ------------

Total increase (decrease) in net assets                             (1,942,135)      5,279,947

NET ASSETS
Beginning of period                                                 11,977,889       6,697,942
                                                                  ------------    ------------

End of period                                                     $ 10,035,754    $ 11,977,889
                                                                  ============    ============

OTHER INFORMATION
Shares:
Sold                                                                   405,070       1,094,751
Redeemed                                                              (434,244)       (657,896)
                                                                  ------------    ------------
Net increase (decrease)                                                (29,174)        436,855
                                                                  ============    ============

SEE ACCOMPANYING NOTES.

                            BARON SMALL CAP PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED
                                             DECEMBER 31,                        YEAR ENDED JUNE 30,
                                               2002 (e)         --------------------------------------------------------------
                                             (UNAUDITED)           2002       2001 (a)     2000 (b)      1999         1998
                                            ---------------     --------------------------------------------------------------
 SELECTED PER-SHARE DATA
 Net asset value, beginning
 of period                                        $  12.53         $  12.90      $ 11.64     $ 12.17     $  17.58    $  14.85
 Income (loss) from investment operations:
 Net investment income (loss)                        (0.09)           (0.13)       (0.03)       0.21         0.10        0.04
 Net realized and unrealized
 gain (loss) on investments                          (1.61)           (0.24)        1.51       (0.64)       (1.80)       3.48
                                            ---------------     --------------------------------------------------------------
 Total from investment operations                    (1.70)           (0.37)        1.48       (0.43)       (1.70)       3.52

 LESS DISTRIBUTIONS:
 From net investment income                              -                -        (0.22)      (0.10)       (0.04)      (0.14)
 From net realized gain                                  -                -            -           -        (3.67)      (0.65)
                                            ---------------     --------------------------------------------------------------
 Total distributions                                     -                -        (0.22)      (0.10)       (3.71)      (0.79)
                                            ---------------     --------------------------------------------------------------

 Net asset value, end of period                   $  10.83         $  12.53      $ 12.90     $ 11.64     $  12.17    $  17.58
                                            ===============     ==============================================================

 TOTAL RETURN (c)                                  (13.57%)          (2.87%)      12.83%      (3.52%)      (9.24%)     23.72%

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                                   $ 10,036         $ 11,978      $ 6,698     $ 5,917     $ 10,994    $ 14,688
 Ratio of expenses to average
 net assets (d)                                      1.58%            1.55%        1.55%       1.55%        1.54%       1.52%
 Ratio of expenses to average net
 asset before voluntary
 expense reimbursement (d)                           2.18%            2.32%        3.10%       2.25%        1.64%       1.56%
 Ratio of net investment income (loss)
 to average net assets (d)                          (1.46%)          (1.33%)      (0.33%)      1.33%        0.71%       0.26%
 Ratio of net investment income (loss)
 to average net assets before
 voluntary expense reimbursement (d)                (2.06%)          (2.10%)      (1.88%)      0.63%        0.61%       0.22%
 Portfolio turnover rate (c)                           21%              91%         221%        224%          76%        113%

(a) Effective November 1, 2000, BAMCO, Inc. replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Effective November 1, 2002, the voluntary limit on operating expenses of the Portfolio (excluding management fees) was modified from an annual rate of 0.50% of average daily net assets to an annual rate of 0.60% of average daily net assets.

SEE ACCOMPANYING NOTES.

                            BARON SMALL CAP PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                          DECEMBER 31, 2002 (UNAUDITED)


                                                                  NUMBER OF
 COMMON STOCKS (97.8%)                                              SHARES            VALUE
                                                                  ----------       -----------
 AMUSEMENT & RECREATION (1.2%)
    Intrawest Corporation                                            10,000        $  124,000

 BASIC CHEMICAL, PLASTICS & SYNTHETICS (2.1%)
    Charles River Laboratories International (a)                      5,500           211,640

 BUSINESS SERVICES (8.1%)
    Catalina Marketing Corporation (a)                                8,000           148,000
    CheckFree Corporation (a)                                         3,500            56,003
    Fair Isaac & Company, Inc.                                        6,000           256,200
    Getty Images, Inc. (a)                                            3,000            91,650
    Jeffries Group, Inc.                                              5,000           209,850
    MicroStrategy, Inc. (a)                                             106               277
    Sotheby's Holdings, Inc. (a)                                      4,100            36,900
                                                                                   -----------
                                                                                      798,880
 CARE FACILITIES (2.5%)
    Manor Care, Inc. (a)                                             13,500           251,235

 COMMUNICATION SERVICES (8.0%)
    Arbitron Inc. (a)                                                 6,000           201,000
    Gray Television, Inc.                                             9,000            87,750
    LIN TV Corporation (a)                                           12,000           292,200
    Radio One, Inc. (a)                                              10,000           144,300
    Radio One, Inc. (Cl. D) (a)                                       5,000            73,100
                                                                                   -----------
                                                                                      798,350
 DATA PROCESSING & PREPARATION (1.3%)
    Kronos, Inc. (a)                                                  3,500           129,465

 FOOD PRODUCTS (5.2%)
    California Pizza Kitchen, Inc. (a)                               10,000           252,000
    Krispy Kreme Doughnuts, Inc. (a)                                  8,000           270,160
                                                                                   -----------
                                                                                      522,160
 FURNITURE & FIXTURES (2.0%)
    Ethan Allen Interiors, Inc.                                       5,800           199,346

 GENERAL MERCHANDISE STORES (1.5%)
    Dollar Tree Stores, Inc. (a)                                      6,000           147,420

 GLASS CONTAINERS (1.6%)
    Libbey, Inc.                                                      6,000           156,000

 GROCERIES GENERAL LINE (1.0%)
    Smart & Final, Inc. (a)                                          20,000           104,000

 HOTELS & OTHER LODGING PLACES (16.8%)
    Choice Hotels, Inc. (a)                                          14,500           329,150
    Extended Stay America, Inc. (a)                                  20,000           295,000
    Four Seasons Hotels, Inc.                                         8,000           226,000
    PRG-Shultz International Inc. (a)                                12,000           106,800
    Vail Resorts, Inc. (a)                                           10,500           159,285
    Wynn Resorts Ltd. (a)                                            20,000           262,200
    Kerzner International Ltd. (a)                                   15,500           311,240
                                                                                   -----------
                                                                                    1,689,675

 INFORMATION RETRIEVAL SERVICES (4.7%)
      Choicepoint, Inc. (a)                                          12,000           473,880

 INSTRUMENTS & RELATED PRODUCTS (1.5%)
      CTI Molecular Imaging, Inc. (a)                                 6,000           147,960

 INSURANCE CARRIERS (3.5%)
      Arch Capital Group Limited (a)                                  7,000           218,190
      Centene Corporation (a)                                         4,000           134,360
                                                                                   -----------
                                                                                      352,550
 MEDICAL SERVICE PLANS (2.9%)
      AmSurg Corporation (a)                                          5,000           102,150
      United Surgical Partners International, Inc. (a)               12,000           187,320
                                                                                   -----------
                                                                                      289,470
MISCELLANEOUS BUSINESS CREDIT INSTITUTION (0.5%)
      DVI, Inc. (a)                                                   7,000            52,850

 NATURAL GAS DISTRIBUTION (1.2%)
      Southern UN Company                                             7,500           123,750

 OIL & GAS EXTRACTION (4.1%)
      Seacor Smit, Inc. (a)                                           6,000           267,000
      XTO Energy, Inc.                                                6,000           148,200
                                                                                   -----------
                                                                                      415,200
 PERSONAL SERVICES (1.7%)
      Weight Watchers International, Inc. (a)                         3,800           174,686

 PRINTING & PUBLISHING (2.0%)
      Harte-Hanks, Inc.                                              11,000           205,370

 RADIO & TELEVISION BROADCASTING (3.6%)
      Cox Radio, Inc. (a)                                             4,000            91,240
      Saga Communications (a)                                        14,400           273,600
                                                                                   -----------
                                                                                      364,840

 REAL ESTATE (0.5%)
      LNR Property Corporation                                        1,500            53,100

 RETAIL - APPAREL & ACCESSORIES (3.8%)
      Chicos FAS, Inc.                                               11,000           208,010
      Polo Ralph Lauren Corporation (a)                               8,000           174,080
                                                                                   -----------
                                                                                      382,090
 RETAIL - HOME TEXTILES (0.9%)
      Linens 'n Things, Inc. (a)                                      4,000            90,400

 RETAIL - MISCELLANEOUS (1.2%)
      Petco Animal Supplies, Inc. (a)                                 5,000           116,700

 SERVICES - AMUSEMENT & RECREATION (1.6%)
      Penn National Gaming, Inc. (a)                                 10,000           160,200


                                                                  NUMBER OF
 COMMON STOCKS (CONTINUED)                                         SHARES            VALUE
                                                                  ----------     -------------
 SERVICES - EDUCATIONAL (8.2%)
    Apollo Group, Inc. (Cl.A)                                         5,500      $    242,000
    Apollo Group, Inc.                                               10,000           358,400
    Devry, Inc. (a)                                                   4,700            78,067
    Education Management Corporation (a)                              3,800           142,880
                                                                                 -------------
                                                                                      821,347
 SERVICES - ENGINEERING (2.2%)
    Anteon International Corporation (a)                              6,600           158,400
    Symyx Technologies, Inc. (a)                                      5,000            62,950
                                                                                 -------------
                                                                                      221,350
 SERVICES - HEALTH SERVICES (0.4%)
    Province Healthcare Company (a)                                   4,000            38,920

 TRANSPORTATION (2.0%)
    JetBlue Airways Corporation                                       7,500           202,500
                                                                                 -------------

TOTAL COMMON STOCKS (COST $9,286,284)                                               9,819,334

                                                                  PRINCIPAL
 CORPORATE BONDS (0.0%) (b)                                         AMOUNT
                                                                  ----------

    MicroStrategy, Inc. Senior Notes, Series A
    due 06/24/2007                                                 $  3,700               944
                                                                                 -------------

 TOTAL CORPORATE BONDS (COST $0)                                                          944


 SHORT TERM SECURITIES (4.6%)
 REPURCHASE AGREEMENT (4.6%)
    State Street Bank, 0.25%, due 01/02/2003
    (Collateralized by U.S. Treasury Bill, 8.13%, due
    08/15/2021, with a market value of $470,133)                   $457,709           457,709
                                                                                 -------------

TOTAL SHORT-TERM SECURITIES (COST $457,709)                                           457,709
                                                                                 -------------

TOTAL INVESTMENTS (102.4%) (COST $9,743,993)                                       10,277,987

TOTAL OTHER ASSETS, LESS LIABILITIES ((2.4%))                                        (242,233)
                                                                                 -------------

 TOTAL NET ASSETS (100.0%)                                                       $ 10,035,754
                                                                                 =============

OTHER INFORMATION:

     Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six months ended December 31, 2002, aggregated $1,812,947 and $2,299,678 respectively. At December 31, 2002, net unrealized appreciation for tax purposes aggregated $533,994, of which $1,429,768 related to appreciated investments and $895,774 related to depreciated investments. The aggregate cost of securities the same for federal income tax and financial statement purposes.

(a)  Non-income producing.

(b)  Less than 0.1% of total net assets.

SEE ACCOMPANYING NOTES.

                             THE LEGENDS FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 2002 (UNAUDITED)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company of the series type. The Fund currently consists of four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap. Each Portfolio, in effect, represents a separate fund. The Fund is required to account for the assets of each Portfolio separately and to allocate general liabilities of the Fund to each Portfolio based on the relative net assets of each Portfolio.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter of shares of the Fund, which are distributed to variable annuity separate accounts of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"), and to a variable universal life separate account of Columbus Life Insurance Company ("Columbus"). Touchstone Advisors, Inc. ("Touchstone Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") that became effective March 3, 2000. The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Touchstone Securities, Touchstone Advisors, Integrity, National Integrity and Columbus.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

Short-term debt securities with maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Gabelli Large Cap Value, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. As of June 30, 2002, the Fund had realized capital loss carryovers available to offset future realized capital gains as follows:

     PORTFOLIO:                                      CAPITAL LOSS CARRYOVER    EXPIRES
     ---------------------------------------------   ----------------------   ---------
     Harris Bretall Sullivan & Smith Equity Growth        $ 2,838,038           2010
     Gabelli Large Cap Value                                1,095,619           2010
     Baron Small Cap                                           88,373           2007
                                                               40,171           2008
                                                               39,274           2010
                                                               ------
                                                              167,818

Certain Portfolios incurred a loss for tax purposes from November 1, 2001 to June 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2003. The following Funds had deferred losses:

     PORTFOLIO:                                           DEFERRED LOSS
     -------------------------------------------------    -------------
     Harris Bretall Sullivan & Smith Equity Growth          $2,889,278
     Gabelli Large Cap Value                                 1,095,619
     Baron Small Cap                                           404,269

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex- dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, post-October capital losses, and losses deferred due to wash sales.

The tax character of distributions paid during the fiscal years ended June 30, 2002 and 2001 were identical to those distributions reported in the Statements of Changes in Net Assets except as follows:


                                                                                2002
                                                       -------------------------------------------------------
                                                                     CAPITAL GAIN   RETURN OF
PORTFOLIO:                                               ORDINARY                    CAPITAL       TOTAL *
------------------------------------------------------ ------------- ------------- ------------ --------------
Third Avenue Value                                         $733,383        $    0       $    0      $ 733,383
Gabelli Large Cap Value                                       6,802             0            0          6,802



                                                                                2001
                                                       -------------------------------------------------------
                                                                                     RETURN OF
PORTFOLIO:                                               ORDINARY    CAPITAL GAIN     CAPITAL      TOTAL *
------------------------------------------------------ ------------- -------------- ------------ -------------
Harris Bretall Sullivan & Smith Equity Growth              $      0     $2,554,047       $    0    $2,554,047
Third Avenue Value                                          283,204              0            0       283,204
Gabelli Large Cap Value                                     421,027         22,666            0       443,693

* TOTAL DISTRIBUTIONS PAID DIFFER FROM THE STATEMENT OF CHANGES IN NET ASSETS DUE PRIMARILY TO THE USE OF CONSENT DIVIDENDS FOR TAX PURPOSES.

As of June 30, 2002 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and Liabilities except as follows:

                                                             GABELLI LARGE                 BARON
                                       THIRD                   CAP VALUE                 SMALL CAP
                              AVENUE VALUE PORTFOLIO           PORTFOLIO                 PORTFOLIO
                              ------------------------ -------------------------- ------------------------
Undistributed                           $       0               $          0               $        0
  ordinary income
Undistributed long-term
  capital gains                                 0                          0                        0
                              ------------------------ -------------------------- ------------------------
Accumulated                                     0                          0                        0
  earnings
Accumulated capital
  and other losses**                            0                (1,835,771)                (572,087)
Unrealized appreciation
   (depreciation)***                     (61,075)                (5,475,874)                1,504,408
                              ------------------------ -------------------------- ------------------------
Total accumulated
  earnings (deficit)                    $(61,075)               $(7,311,645)               $  932,321
                              ======================== ========================== ========================

** THE FUNDS HAD NET CAPITAL LOSS CARRYOVERS AND DEFERRED POST-OCTOBER LOSSES AS IDENTIFIED ELSEWHERE IN THE NOTES. IN ADDITION, THEY ALSO HAD DEFERRALS OF WASH SALE LOSSES.

*** THE DIFFERENCES BETWEEN BOOK BASIS AND TAX-BASIS UNREALIZED APPRECIATION (DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF WASH SALE LOSSES.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2002, there were no futures contracts held in the Portfolios. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Touchstone Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchase in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

FOREIGN CURRENCY

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Third Avenue Value Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Touchstone Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers. Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:

    PORTFOLIO:                                        MANAGEMENT FEE    SUB-ADVISORY FEE
    ----------------------------------------------    --------------    ----------------
    Harris Bretall Sullivan & Smith Equity Growth          0.65%              0.40%
    Third Avenue Value                                     0.65%              0.40%
    Gabelli Large Cap Value                                0.90%              0.65%
    Baron Small Cap                                        1.05%              0.80%

Under the Management Agreement, Touchstone Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Touchstone Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.60% of average daily net assets. Prior to November 1, 2002, the voluntary limit on operating expenses was an annual rate of 0.50% of average daily net assets. Touchstone Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Value placed a portion of its transactions with brokerage firms which may be considered affiliates of the Fund under the 1940 Act. The commissions paid to these firms were approximately $29,481 in the aggregate during the six months ended December 31, 2002.

Certain officers and directors of the Fund are also officers of Touchstone Securities, Touchstone Advisors, Integrity and National Integrity. The Fund does not pay any amounts to compensate these individuals.


3.   CAPITAL SHARES

At December 31, 2002, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At December 31, 2002, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares for each of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios.

At December 31, 2002, Integrity, through its Separate Account I and Separate Account II, National Integrity, through its Separate Account I and Separate Account II, and Columbus, through its Separate Account I, were the record owners of all the outstanding shares of the Fund.

4.   SHAREHOLDER VOTE

A special meeting of the shareholders of Third Avenue Value Portfolio was held on September 26, 2002 for the purpose of considering a proposal to approve or disapprove a new sub-advisory agreement between Touchstone Advisors and Third Avenue Management LLC. There were 2,773,540 votes in favor of the proposal, 47,795 against the proposal and 180,427 abstentions.

5.   SUBSEQUENT EVENTS

On January 27, 2003, the Board of Directors of the Fund approved a proposal to reorganize each Portfolio with a corresponding series of Touchstone Variable Series Trust (each, a "Touchstone Fund"). Shareholders of record of each Portfolio as of January 31, 2003 will be asked to vote on the proposal at a special meeting of shareholders to be held on April 18, 2003. The reorganizations are part of a restructuring by Integrity, National Integrity and their affiliates designed to achieve greater operating efficiencies and potential economies of scale. Each Portfolio, the respective Touchstone Fund with which it will reorganize and the Touchstone Fund as it will be named after each reorganization (the "Combined Fund") is listed below:

PORTFOLIO:                     TOUCHSTONE FUND                 COMBINED FUND
---------------------------    ----------------------------    -------------------------------
Harris Bretall Sullivan &
  Smith Equity Growth          Touchstone Large Cap Growth     Touchstone Large Cap Growth
Third Avenue Value             Touchstone Small Cap Value      Touchstone Third Avenue Value
Gabelli Large Cap Value        Touchstone Value Plus           Touchstone Value Plus
Baron Small Cap                A newly created fund            Touchstone Baron Small Cap

Each Combined Fund will have a similar or identical investment objective and similar or identical investment strategies and risks to those of the corresponding Portfolio. Touchstone Small Cap Value Fund will become a non-diversified fund, subject to the approval of its shareholders, to resemble the Third Avenue Value Portfolio.

Touchstone Advisers will continue to serve as investment manager to the Combined Funds after the reorganizations. The sub-adviser of each Combined Funds will be the same as the current sub-adviser of the corresponding Portfolio, except that the sub-adviser of Gabelli Large Cap Portfolio after the reorganization will be Fort Washington Investment Advisors, Inc., an affiliate of Touchstone Advisors.

THIS SEMI-ANNUAL REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE DIRECTLY OR INDIRECTLY OF ANY INTEREST IN THE FUND. NO OFFERING IS MADE EXCEPT IN CONJUNCTION WITH A PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

[GRAPHIC]
PRINCIPAL OFFICES LOCATED AT:
515 WEST MARKET STREET
LOUISVILLE, KENTUCKY 40202


                                                        Catalog #001728 (02/03)

TVST Value Plus                                                                                                        Appendix C
Pro Forma Combining
Portfolio of Investments                                        PRO FORMA FINANCIAL STATEMENTS
December 31, 2002
(Unaudited)

                                                                                        Pro Forma
                          Legends Gabelli Large Cap Value    TVST Value Plus           Adjustments             TVST Value Plus
                                                                                                                (Pro Forma)
                     Shares/Par  Market Value    Shares/Par  Market Value  Shares/Par Market Value Shares/Par Market Value
                         ----------------------------- ------------------------- ------------------------ -----------------------



Common Stocks and
Equity Interests
Basic Materials

  Aluminum
    Alcoa Inc.                 4,000   $    91,120         4,535  $   103,307        -           -      8,535      $    194,427
                                       -----------                -----------                                      ------------

  Commodity Chemicals
    Du Pont  De Nimours
        & Co                                               2,775      117,660        -           -      2,775           117,660
                                       -----------                -----------                                      ------------
Energy
  Oil Drilling
     Transocean
       Sedco Forex                                         3,404       78,973        -           -      3,404            78,973
                                       -----------                -----------                                      ------------

  Oil, Integrated
    Majors
     Chevrontexaco Corp.                                   1,345       89,416        -           -      1,345            89,416
     Conocophillips            2,741       132,637         2,444      118,264        -           -      5,185           250,901
                                       -----------                -----------                                      ------------
                                           132,637                    207,680        -           -                      340,317


  Pipelines
     Exxon Mobil
      Corporations                                         3,091      108,000        -           -      3,091           108,000
                                       -----------                -----------                                      ------------

Industrial

  Auto Repair
   Garages
     Ryder Systems,Inc.        3,500        78,540                                   -           -      3,500            78,540
                                       -----------                -----------                                      ------------

  Building Materials
    Masco Corp.                                            5,385      113,354        -           -      5,385           113,354
                                       -----------                -----------                                      ------------

  Electrical Components
    Agere Systems,
        Inc.  Cl.A            58,235        83,858                                   -           -     58,235            83,858
    Agere Systems,
        Inc.Cl.B              32,779        45,891                                   -           -     32,779            45,891
    Lucent Technologies,
         Inc.                193,900       244,314                                   -           -    193,900           244,314
    Flextronics Intl. Ltd                                  5,440       44,554        -           -      5,440            44,554
    LSI Logic Corp                                         5,835       33,668        -           -      5,835            33,668
                                       -----------                -----------                                      ------------
                                           374,063                     78,222        -           -                      452,285

  Heavy Machinery
    Caterpiller Inc.                                       1,585       72,466        -           -      1,585            72,466
                                       -----------                -----------                                      ------------

  Transportation Equipment
    General Motors Corp        2,200        81,092                                   -           -      2,200            81,092
    General Motors Corp
      Cl H                     9,800       104,860                                   -           -      9,800           104,860
                                       -----------                -----------                                      ------------
                                           185,952                                   -           -                      185,952
  Industrial Diversified
    International Paper
       Company                 3,700       129,389                                   -           -      3,700           129,389
    Applied Materials, Inc.    5,700        74,271                                   -           -      5,700            74,271
    Baker Hughes, Inc.         8,900       286,491                                   -           -      8,900           286,491
    CISCO Systems, Inc.        6,600        86,460                                   -           -      6,600            86,460
    Ingersoll-Rand Co.
       Cl. A                   4,600       198,076         2,835      122,075        -           -      7,435           320,151
                                       -----------                -----------                                      ------------
                                           774,687                    122,075        -           -                      896,762
Consumer, Cyclical
  Automobile Mfg.
    Magna Int'l Inc. Cl. A                                 1,700       95,455        -           -      1,700            95,455
                                       -----------                -----------                                      ------------

  Media Broadcasting
    Walt Disney Company       23,500       383,285                                   -           -     23,500           383,285
    Comcast Corp. Cl. A        3,040        71,653                                   -           -      3,040            71,653
    Comcast Corp. Cl. A
      (Spl)                    3,000        67,680                                   -           -      3,000            67,680
    AOL Time Warner Inc.      19,100       250,210         6,900       90,390        -           -     26,000           340,600
                                       -----------                -----------                                      ------------
                                           772,828                     90,390        -           -                      863,218
  Restaurants
    Darden Restaurants, Inc.   4,900       100,205                                   -           -      4,900           100,205
    McDonald's Corp                                        7,075      113,766        -           -      7,075           113,766
                                       -----------                -----------                                      ------------
                                           100,205                    113,766        -           -                      213,971

TVST Value Plus                                                                                                      Appendix C
Pro Forma Combining                                                                                                 (Continued)
Portfolio of Investments                                        PRO FORMA FINANCIAL STATEMENTS
December 31, 2002
(Unaudited)


                                                                                          Pro Forma
                          Legends Gabelli Large Cap Value    TVST Value Plus           Adjustments          TVST Value Plus
                                                                                                                (Pro Forma)
                            Shares/Par  Market Value    Shares/Par  Market Value  Shares/Par Market Value Shares/Par Market Value
                         ----------------------------- ------------------------- ------------------------ -----------------------


  Retailers, Broadline
    Mattel, Inc.               4,000      $ 76,600                                   -           -      4,000          $ 76,600
    Federated Dept. Stores                                 2,035     $ 58,527        -           -      2,035            58,527
                                       -----------                -----------                                      ------------
                                            76,600                     58,527        -           -                      135,127

  Retailers, Specialty
    Home Depot Inc.                                        4,535      108,659        -           -      4,535           108,659
                                       -----------                -----------                                      ------------

Consumer, Non-cyclical
  Beverages
    Anheuser-Busch Co., Inc.                               2,545      123,178        -           -      2,545           123,178
                                       -----------                -----------                                      ------------

    Health Care Providers
    Health Mgmt Assoc. - Cl. A                             4,750       85,025        -           -      4,750            85,025
    Wellpoint Health Networks                              1,355       96,422        -           -      1,355            96,422
                                       -----------                -----------                                      ------------
                                                                      181,447        -           -                      181,447

  Household Products (Non-Durable)
    Kimberly-Clark Corp                                    2,610      123,897        -           -      2,610           123,897
                                       -----------                -----------                                      ------------

  Medical Supplies
    Cardinal Health Inc.                                   1,110       65,701        -           -      1,110            65,701
    Guidant Corporation                                    1,445       44,578        -           -      1,445            44,578
    Tyco International Ltd.      7,000     119,560         4,915       83,948        -           -     11,915           203,508
                                       -----------                -----------                                      ------------
                                           119,560                    194,227        -           -                      313,787

  Pharmaceuticals
    Allergan, Inc.               2,400     138,288                                   -           -      2,400           138,288
    Merck & Company, Inc.        2,500     141,525                                   -           -      2,500           141,525
    Bristol-Myers Squibb Co.     7,700     178,255         4,015       92,947        -           -     11,715           271,202
    CVS Corp                                               4,140      103,375        -           -      4,140           103,375
    Pfizer, Inc.                                           3,875      118,459        -           -      3,875           118,459
    Wyeth                        9,000     336,600         2,110       78,914        -           -     11,110           415,514
                                       -----------                -----------                                      ------------
                                           794,668                    393,695        -           -                    1,188,363

Technology
  Aerospace & Defense
    Honeywell International     13,000     312,000         2,055       49,320        -           -     15,055           361,320
                                       -----------                -----------                                      ------------

  Communications, w/ AT&T
    AT&T Corporation             1,880      49,086                                   -           -      1,880            49,086
    AT&T Wireless Group         32,800     185,320                                   -           -     32,800           185,320
                                       -----------                -----------                                      ------------
                                           234,406                                   -           -                      234,406

  Communications, w/o AT&T
    Nextel Communications,
        Inc.                     8,000      92,400                                   -           -      8,000            92,400
    Verizon Communications       6,700     259,625         2,150       83,312        -           -      8,850           342,937
                                       -----------                -----------                                      ------------
                                           352,025                     83,312        -           -                      435,337
  Computers & Information
    Hewlett-Packard Co.         26,380     457,957         9,780      169,780        -           -     36,160           627,737
    IBM Corp                                                 660       51,150        -           -        660            51,150
                                       -----------                -----------                                      ------------
                                           457,957                    220,930        -           -                      678,887

  Office Equipment
    Lexmark Int'l Group
      Cl. A                                                2,105      127,353        -           -      2,105           127,353
                                       -----------                -----------                                      ------------

  Semiconductor & Related
    Analog Devices                                         1,550       36,999        -           -      1,550            36,999
    Intel Corp.                  3,000      46,710         3,215       50,057        -           -      6,215            96,767
                                       -----------                -----------                                      ------------
                                            46,710                     87,056        -           -                      133,766

Financial Services
  Banks, Money Center
    Bank of America Corp                                   2,220      154,446        -           -      2,220           154,446
    Comerica, Inc.                                         2,200       95,128        -           -      2,200            95,128
    J.P. Morgan Chase & Co.     11,200     268,800         2,360       56,640        -           -     13,560           325,440
                                       -----------                -----------                                      ------------
                                           268,800                    306,214        -           -                      575,014


TVST Value Plus                                                                                                      Appendix C
Pro Forma Combining                                                                                                 (Continued)
Portfolio of Investments                                        PRO FORMA FINANCIAL STATEMENTS
December 31, 2002
(Unaudited)


                                                                                           Pro Forma
                        Legends Gabelli Large Cap Value    TVST Value Plus           Adjustments           TVST Value Plus
                                                                                                             (Pro Forma)
                          Shares/Par  Market Value    Shares/Par  Market Value  Shares/Par Market Value Shares/Par Market Value
                       ----------------------------- ------------------------- ------------------------ -----------------------


 Financial Services,
         Diversified
    American Express Company     4,700 $   166,145                $         -        -           -      4,700      $    166,145
    CIT Group, Inc.              9,800     192,080                                   -           -      9,800           192,080
    FleetBoston Financial
       Corp.                     4,200     102,060                                   -           -      4,200           102,060
    Mellon Financial Corp.       3,200      83,552                                   -           -      3,200            83,552
    State Street Corporation     4,800     187,200                                   -           -      4,800           187,200
    Cedant Corporation          43,500     455,880                                   -           -     43,500           455,880
    Citigroup, Inc.              6,000     211,140         1,992       70,098        -           -      7,992           281,238
    Fannie Mae                                               605       38,920        -           -        605            38,920
    Freddie Mac                                            2,190      129,319        -           -      2,190           129,319
    U.S. Bancorp                                           4,375       92,838        -           -      4,375            92,838
                                       -----------                -----------                                      ------------
                                         1,398,057                    331,175        -           -                    1,729,232


 Insurance, Full Line
    Everest Reinsurance
        Group Ltd.               3,600     199,080                                   -           -      3,600           199,080
    Travelers Prop. Cas
        Corp - A                   172       2,520                                   -           -        172             2,520
    Travelers Prop.
      Cas Corp - B               3,155      46,221                                   -           -      3,155            46,221
    Chubb Corp.                  1,600      83,520         1,570       81,954        -           -      3,170           165,474
    Lincoln National Corp.                                 1,400       44,212        -           -      1,400            44,212
                                       -----------                -----------                                      ------------
                                           331,341                    126,166        -           -                      457,507

S&L
    Charter One Financial Inc                              3,849      110,582        -           -      3,849           110,582
                                       -----------                -----------                                      ------------

  Securities Brokers
    Lehman Brothers Holdings     3,900     207,831         1,585       84,465        -           -      5,485           292,296
    Merrill Lynch & Co., Inc.    6,000     227,700                                   -           -      6,000           227,700
    Charles Schwab & Company     9,600     104,160                                   -           -      9,600           104,160
                                       -----------                -----------                                      ------------
                                           539,691                     84,465        -           -                      624,156
Utilities
  Telephone Systems
    Sprint Corporat             19,000     275,120                                   -           -     19,000           275,120
    Alltel Corp                  1,900      96,900         1,370       69,870        -           -      3,270           166,770
    Broadwing Inc.                                         6,080       21,402        -           -      6,080            21,402
    SBC Communications Inc.      5,200     140,972         2,600       70,486        -           -      7,800           211,458
                                       -----------                -----------                                      ------------
                                           512,992                    161,758        -           -                      674,750
  Electric Gas & Sanitary
      Services
    Allegheny Energy, Inc.      14,100     106,596                                   -           -     14,100           106,596
    Alliant Energy Corporation   3,100      51,305                                   -           -      3,100            51,305
    Aquila, Inc.                43,000      76,110                                   -           -     43,000            76,110
    Duke Energy Company          7,600     148,504                                   -           -      7,600           148,504
    El Paso Cororation          27,000     187,920                                   -           -     27,000           187,920
    EOG Resources, Inc.          6,600     263,472                                   -           -      6,600           263,472
    FirstEnergy Corporation      3,200     105,504                                   -           -      3,200           105,504
    Kinder Morgan, Inc.          3,400     143,718                                   -           -      3,400           143,718
    NiSource, Inc.               4,100      82,000                                   -           -      4,100            82,000
    Public Service Enterprise
        Grp.                     1,300      41,730                                   -           -      1,300            41,730
    TECO Energy, Inc.            6,600     102,102                                   -           -      6,600           102,102
    TXU Corporation             11,000     205,480                                   -           -     11,000           205,480
                                       -----------                -----------                                      ------------
                                         1,514,441                                   -           -                    1,514,441
  Electric Utilities
    Cinergy Corp                                           1,965       66,260        -           -      1,965            66,260
    Dominion Resources Inc/VA                              2,090      114,741        -           -      2,090           114,741
                                       -----------                -----------                                      ------------
                                                                      181,001        -           -                      181,001
Conglomerates
  Conglomerates
    General Electric Co.                                   2,975       72,441        -           -      2,975            72,441
                                       -----------                -----------                                      ------------

                                       -----------                -----------                                      ------------
Total Common Stocks and Equity
  Interests                              9,469,280                  4,426,751        -           -                   13,896,031
                                       -----------                -----------                                      ------------

Cash Equivalents
  Repurchase Agreement
    State Street Bank
     0.25 01/02/03             236,559     236,559                                                    236,559           236,559
                                       -----------                -----------                                      ------------
Total Cash Equivalents                     236,559                                                                      236,559
                                       -----------                -----------                                      ------------
       ------------------------------------------------------------------------------------------------------------------------
       Total Investments at Market     $ 9,705,839                $ 4,426,751        -           -                 $ 14,132,590
                                       -----------                -----------                                      ------------
       Total Investments at Cost       $13,535,609                $ 5,317,966        -           -                 $ 18,853,575
                                       -----------                -----------                                      ------------

TVST Value Plus Fund                                                                                         Appendix C
Pro Forma Combining                                          PRO FORMA FINANCIAL STATEMENTS                 (continued)
Statement of Assets and Liabilities
December 31, 2002
(Unaudited)

                                                  Legends
                                                Gabelli Large             TVST
                                                  Cap Value            Value Plus     Pro Forma        TVST Value Plus
                                                    Fund                  Fund       Adjustments           Fund
                                                                                                         (Pro Forma)
                                                --------------       --------------  ----------    --------------------

Assets

Investments, at cost                             $ 13,535,609         $  5,317,966    $      -      $       18,853,575
                                                ==============       ==============  ==========    ====================
Investments, at market value                     $  9,705,839         $  4,426,751    $      -      $       14,132,590
Cash                                                        -              741,183           -                 741,183
Receivable for Fund shares sold                             -                   50           -                      50
Dividend and interest receivable                       21,485                6,386           -                  27,871
Receivable from Investment Advisor                     23,069                    -           -                  23,069
Other assets                                            3,741                    -           -                   3,741
                                                --------------       --------------  ----------    --------------------
     Total Assets                                   9,754,134            5,174,370           -              14,928,504
                                                --------------       --------------  ----------    --------------------

Liabilities

Cash overdraft                                         22,447                    -           -                  22,447
Payable for Fund shares redeemed                            -                8,898           -                   8,898
Advisory and distribution fees payable                      -                6,789           -                   6,789
Accrued expenses and other liabilities                      -               14,574           -                  14,574
                                                --------------       --------------  ----------    --------------------
     Total Liabilities                                 22,447               30,261           -                  52,708
                                                --------------       --------------  ----------    --------------------
Net Assets                                       $  9,731,687         $  5,144,109    $      -      $       14,875,796
                                                ==============       ==============  ==========    ====================

Analysis of Net Assets

Accumulated paid in capital                      $ 17,917,130         $  6,986,639    $      -      $       24,903,769
Undistributed net investment income                    31,760                    -           -                  31,760
Accumulated net realized loss on investments       (4,387,433)            (951,315)          -              (5,338,748)
Unrealized depreciation on investments             (3,829,770)            (891,215)          -              (4,720,985)
                                                --------------       --------------  ----------    --------------------
Net Assets                                       $  9,731,687         $  5,144,109    $      -      $       14,875,796
                                                ==============       ==============  ==========    ====================

Outstanding Shares:
-------------------
Class A/Financial Intermediary(A)                   1,952,619              683,566    (660,230)              1,975,955
                                                ==============       ==============  ==========    ====================

Net Asset Value Per Share:
--------------------------
Class A/Financial Intermediary(A)                       $4.98                $7.53                               $7.53
                                                ==============       ==============                ====================

(A) Class A shares of Target Fund are exchanged for new shares of Acquiring Fund, to be established upon consummation of the merger.


TVST Value Plus Fund                                                                                              Appendix C
Pro Forma Combining                                                                                              (Continued)
Statement of Operations
For the Twelve Months Ended December 31, 2002
(Unaudited)


                                                    Legends
                                                 Gabelli Large          TVST
                                                   Cap Value         Value Plus                      TVST Value
                                                      Fund              Fund         Adjustments     Plus Fund
                                                                                                    (Pro Forma)
                                                 --------------    --------------     ----------   -------------

Investment Income
Dividend income                                   $    178,213      $    100,792       $      -     $    279,005
Interest income                                         26,761             2,099              -           28,860
Less foreign tax withheld                                    -              (135)             -             (135)
                                                 --------------    --------------     ----------   --------------
          Total Income                                 204,974           102,756              -          307,730
                                                 --------------    --------------     ----------   --------------

Expenses
Management fees                                        108,632            44,362        (41,426)(A)      111,568
Administration fees                                          -            22,684          6,116 (A)       28,800
Accounting fees                                              -            15,123          4,077 (A)       19,200
Audit and legal fees                                    31,251             4,698        (26,553)(B)        9,396
Custodian fees                                          37,764 (E)        25,250        (42,118)(A)       20,896
Directors fees                                          17,651             2,323        (15,328)(C)        4,646
Registration fees                                        6,938                --         (6,938)(B)           --
Sponsor fees                                                 -            11,830         18,022 (A)       29,852
Other expenses                                           9,369             1,192          7,401 (D)        3,160
                                                 --------------    --------------     ----------   --------------
                                                       211,605           127,462       (111,549)         227,518
Fees waived                                            (42,408)          (59,518)        45,480 (A)      (56,446)
                                                 --------------    --------------     ----------   --------------
          Total expenses, net of fees waived           169,197            67,944        (66,069)         171,072


                                                 --------------    --------------     ----------   --------------
Net Investment Income                                   35,777            34,812         66,069          136,658
Net Realized and Unrealized Loss on Investments
Realized loss on investments                      $ (2,990,497)     $   (901,478)      $      -     $ (3,891,975)
Change in unrealized appreciation/depreciation
     on investments                                 (2,008,046)       (1,012,814)             -       (3,020,860)
                                                 --------------    --------------     ----------   --------------
Net Realized and Unrealized Loss on Investments     (4,998,543)       (1,914,292)             -       (6,912,835)
                                                 --------------    --------------     ----------   --------------

Change in Net Assets Resulting from Operations    $ (4,962,766)     $ (1,879,480)      $ 66,069     $ (6,776,177)
                                                 ==============    ==============     ==========   ==============



  (A)Based on contract in effect for the surviving fund.
  (B)Decrease due to the elimination of duplicative expenses achieved by merging the funds.
  (C)Based on director compensation plan for the surviving fund.
  (D)Includes pricing, registration, shareholder report printing and Insurance expense
  (E)For Legend fund includes Custody, Accounting and Administration fees

Touchstone Variable Series Trust
Value Plus Fund
Pro forma Notes to Combining Financial Statements
December 31, 2002
(Unaudited)



Description of the Fund
                  The Acquiring Fund, Touchstone Variable Series Trust Value Plus Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

Basis of Combination
                  The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Fund, Legends Gabelli Large Cap Value Portfolio, by Acquiring Fund as if such acquisition had taken place as of January 1, 2002.

     Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended December 31, 2002. Following the acquisition, the Acquiring fund will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. Western & Southern or one of its affiliates will pay all of the costs of the reorganization.

                  The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual and semi-annual reports dated December 31, 2002, respectively.

                  The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of January 1, 2002.

Portfolio Valuation
                  Equity securities listed on national securities  exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees.

                  Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Capital Shares
                  The pro forma net asset value per share assumes the issuance of shares of Acquiring fund that would have been issued at December 31, 2002, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of December 31, 2002, divided by the net asset value per share of the shares of Acquiring Fund as of December 31, 2002. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2002:


        Shares of             Additional Shares          Total Outstanding
      Acquiring Fund           Assumed Issued                 Shares
     Pre-Combination          In Reorganization          Post-Combination
     ---------------          -----------------          ----------------

         683,566                  1,291,389                  1,975,955

Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


Federal Income Taxes
                  Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

                       TOUCHSTONE VARIABLE SERIES TRUST

                                    PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

     The Investment Advisory Agreement with Touchstone Advisors, Inc. (the "Advisor") provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

Item 16. Exhibits:

1. Amended and Restated Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 17 to Touchstone Variable Series Trust's Registration Statement on Form N-1A, Registration No. 033-76566 ("Form N-1A Registration Statement"), filed with the SEC on January 31, 2003. ("Post-Effective Amendment No. 17").

2.   Amended Bylaws.  Incorporated by reference to Post-Effective  Amendment No.
     17.

3.   Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.   None other than as set forth in Exhibits 1 and 2.

6(a).Amended and  Restated  Investment  Advisory  Agreement  between  Touchstone
     Advisors, Inc. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 10 to the Form N-1A Registration Statement filed with the SEC on February 12, 1999.

6(b).Amended  and  Restated  Sub-Advisory   Agreement  between  Fort  Washington
     Investment Advisors, Inc. and Touchstone Advisors, Inc. with respect to the Touchstone Value Plus Fund. Incorporated by reference to Post-Effective Amendment No. 11 to the Form N-1A Registration Statement filed with the SEC on April 29, 1999.

7.   Form of Distribution  Agreement  between  Touchstone  Securities,  Inc. and
     Touchstone   Variable   Series   Trust.   Incorporated   by   reference  to
     Post-Effective Amendment No. 17.

8.   Trustee   Deferred   Compensation   Plan.   Incorporated  by  reference  to
     Post-Effective Amendment No. 14 to the Form N-1A Registration Statement filed with the SEC on April 27, 2001.

9.   Form of  Custodian  Agreement  between  Brown  Brothers  Harriman & Co. and
     Touchstone   Variable   Series   Trust.   Incorporated   by   reference  to
     Post-Effective Amendment No. 17.

10.  Not applicable.


11.  Opinion and consent of Sullivan & Worcester LLP.  Previously filed.
                                                        ================

12.  Tax opinion and consent of Sullivan & Worcester LLP.  Filed herewith.
                                                            ==============


13.   Not applicable.

14(a).  Consent of Ernst & Young LLP with  respect  to  Gabelli  Large Cap Value
     Portfolio. Filed herewith.

14(b). Consent of Ernst & Young LLP with respect to Touchstone  Value Plus Fund.
     Filed herewith.

15.  Not applicable.

16. Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 13 to the Form N-1A Registration Statement filed with the SEC on February 15, 2001 and to Post-Effective Amendment No. 17.

17.  Form of Proxy and Voting Instructions. Filed herewith.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                                    SIGNATURES


     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio on the 4th day of March, 2003.


                                  TOUCHSTONE VARIABLE SERIES TRUST

                                  By:      /s/ Patrick T. Bannigan
                                           Name: Patrick T. Bannigan
                                           Title: President and Chief Executive
                                           Officer




     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 4th day of March, 2003.


Signatures                          Title

/s/Scott A. Englehart               Treasurer (Principal Financial Officer and
---------------------------
Scott A. Englehart                  Principal Accounting Officer)


/s/ Jill T. McGruder*               Trustee
---------------------
Jill T. McGruder


/s/ John F. Barrett*                Trustee
--------------------
John F. Barrett

/s/ William O. Coleman*             Trustee
William O. Coleman

/s/ Phillip R. Cox*                 Trustee
-------------------
Phillip R. Cox

/s/ Oscar P. Robertson     *        Trustee
----------------------
Oscar P. Robertson

/s/ Robert E. Stautberg*            Trustee
Robert E. Stautberg

/s/ H. Jerome Lerner*               Trustee
---------------------
H. Jerome Lerner

/s/ J. Leland Brewster II*          Trustee
--------------------------
J. Leland Brewster II

/s/ John P. Zanotti*                Trustee
--------------------
John P. Zanotti

*By: /s/ Tina D. Hosking
       Tina D. Hosking
         Attorney-in-fact

                                                       EXHIBIT INDEX






         Exhibit
            No.



         12    Tax opinion and consent of Sullivan & Worcester LLP.
          ==   ===========


          14(a)Consent of Ernst & Young LLP with  respect  to Gabelli  Large Cap
               Value Portfolio.

          14(b)Consent  of Ernst & Young LLP with  respect to  Touchstone  Value
               Plus Fund.

          17   Form of proxy and voting instructions.